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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08918
                                  -----------------------------------

                           The Hirtle Callaghan Trust
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA              19428
---------------------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
------------------------------------------------------------
                     (Name and address of agent for service)
Registrant's telephone number, including area code: (614) 470-8000
                                                    --------------

Date of fiscal year end:  6/30/03
                        --------------------

Date of reporting period: 6/30/03
                         -------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

--
                                                                             --

-------------------------------------------------------------  -------------
                THE HIRTLE CALLAGHAN TRUST                   - Annual Report
-------------------------------------------------------------  -------------

                                 June 30, 2003

We are pleased to present the June 30, 2003 Annual report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust (the "Trust"), a diversified open-end management investment company, was organized by Hirtle Callaghan & Co., Inc. to enhance Hirtle Callaghan's ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of eight separate investment portfolios (the "Portfolios"). Day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent money management organizations (specialist managers), selected by, and under the general supervision of the Trust's Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of eight separate Portfolios, as listed below:

--
                     -----------------------------------------------------------
                                 The Portfolios

  The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

  The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

  The Small Capitalization Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

  The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in developed countries other than the United States of America.

  The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

  The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

  The Fixed Income II Portfolio, seeks to achieve above-average total return over a market cycle of three to five years by investing primarily in fixed income securities, including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

  The High Yield Bond Portfolio, seeks to achieve above-average total return over a market cycle of three to five years by investing in high yield securities (commonly referred to as "junk bonds").

                               Economic Summary

As we look at the 2003 fiscal year, it is helpful to remember how it started. Below are a few excerpts from our Annual Report last year:

   ". . . it is hard to appreciate how long it takes for a true bubble to not only burst (that happens quickly) but for the effects to filter through our world's economies."

   ". . . The length of the adjustment to the TMT bubble bursting, combined with the terrorist attacks of September 11th, has most likely carried us into "irrational pessimism" territory."

   ". . . Today's economy is, statistically, in reasonably good shape."

   ". . . Today's experience feels much like the very short recession environment of October 1981 - March 1982 (just barely a recession). In 1982 the markets did not look forward."

The 2003 fiscal year continued most of the major themes from 2002 but ended on a decidedly more positive note.

This fiscal year was marked by dramatically shifting sentiments in the markets. In the first fiscal quarter, we were in the midst of a continuing bear market, with investors searching for safety in high dividend value stocks and treasury bonds. In the second quarter, the market rallied as the Fed's open market committee (FOMC) reduced interest rates 50 bpts in November. This was their first action in 2002. As concerns about the economy began to abate, high yield bonds began their turnaround as defaults began to slow. Stock markets declined in the third quarter, with the war with Iraq commencing on March 19th. Bonds continued their positive trend, and corporate bonds outperformed treasuries as credit quality concerns abated. As a result, high yield bonds continued to improve. The fourth quarter showed a dramatic rebound in the market. The rally was driven in part by an end to the major fighting in Iraq, lower personal income taxes, lower taxes on equity dividends, lower short term interest rates and improving corporate earnings. Treasuries closed the quarter at or near record low yields, and corporate and high yield bonds continued to excel.

Much of the volatility experienced in the 2003 fiscal year, as illustrated by the table below, can be traced to the emotional impact of these political and economic events. The economic schizophrenia presented many challenges to asset managers, particularly those whose strategies emphasize fundamental investment principles and the potential for long term growth.

            Capital Markets for the fiscal Year ended June 30, 2003

                                           1FQ03  2FQ03 3FQ03  4FQ03  Fiscal 03
                                          ------- ----- ------ ------ ---------
 S&P 500 Stock Index/2/.................. -17.28% 8.43% -3.15% 15.40%   0.26%
 Russell 1000 Stock Index/3/............. -16.92% 8.16% -2.94% 15.74%   0.95%
 Russell 2000 Stock Index/3/............. -21.40% 6.15% -4.49% 23.42%  -1.64%
 MSCI EAFE Index/4/...................... -19.73% 6.45% -8.21% 19.27%  -6.46%
 Lehman Aggregate Bond Index/5/..........   4.59% 1.57%  1.39%  2.50%  10.41%
 CS First Boston High Yield Bond Index/6/  -2.82% 5.92%  6.91%  9.14%  20.10%

In sum, it is our view that the emotional aspects of the market overrode the rational during certain periods and this was reflected in performance. The following summarizes those factors, including relevant market conditions and the investment strategies and techniques that materially affected performance during the Trust's fiscal year ended June 30, 2003. In this report, performance comparisons for each Portfolio are provided relative to their appropriate benchmarks./1/

--------
/1/ Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
/2/ The S&P 500 Stock Index is an unmanaged index of 500 blue-chip stocks.
/3/ Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. These and other stock indices are widely used in investment management as a performance standard for active managers and as a proxy for asset allocation purposes. The Russell 3000(R) Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000(R) Index and the next 2,000 stocks are included in the Russell 2000(R) Index. Unlike the S&P 500 Stock Index, however, the basket of securities included in the various Russell indices is reconstituted each year.
/4/ The Morgan Stanley Capital International Europe, Australasia, and Far East
    Index which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
/5/ The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.
/6/ The Credit Suisse/First Boston ("CSFB") High Yield Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind ("PIK") bonds; floating-rate and convertible issues, as well as preferred stock are not included.

                          The Value Equity Portfolio

The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equities with relatively lower price-earnings ratios and higher dividend income than the average range for stocks included in the Standard & Poor's 500 Stock Index. The Value Equity Portfolio is benchmarked against the Russell 1000 Value Index./1/

During the period covered by this Annual Report, the Portfolio's specialist managers were Institutional Capital Corporation (ICAP) and SSgA Funds Management, Inc. (SSgA). ICAP employs a bottom-up stock picking approach, which is designed to be less sensitive to the structure of the index, but consistent with basic value-oriented strategies. SSgA employs a passive, or index replication, approach that, in the context of this Portfolio, serves to capture the performance of the index and dampen volatility.

The characteristics of the portfolios constructed by SSgA and ICAP as of June 30, 2003, are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                        P/E Ratio Yield Average Market Cap
                                        --------- ----- ------------------
      Russell 1000 Value Index.........   19.9x   2.50%   $57.2 billion
      Total Portfolio..................   18.6x   2.10%   $64.1 billion
      Institutional Capital Corporation   17.6x   1.80%   $69.0 billion
      SSgA.............................   19.9x   2.50%   $57.5 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2003, the Hirtle Callaghan Trust Value Equity Portfolio had a total return of -3.66%; the Russell 1000 Value Index achieved a total return of -1.02%.

ICAP's below-index performance was a result of both market-driven factors and stock selection. The value sector of the market experienced an extended period of seeking higher yielding stocks without regard to the quality of earnings or balance sheet strength -- "just give me pure yield", it said. This very narrow sector of the value market dominated returns, and managers who concentrate on broader-based stock selection techniques did not keep up with the index as a result.

Basically, the more distressed sectors of the market rallied as confidence in the economy increased. This type of market leadership is not unusual when coming out of recessions and bear markets, and it can be very sudden and of substantial magnitude. Most managers concentrate on fundamental factors in their stock selection and they do so for the long term. ICAP's stock selection methodologies concentrate on stock specific catalysts that we believe can lead to earnings acceleration. Further, they pay attention to the quality of earnings and balance sheets. When the market ignores these fundamentals, managers like ICAP can experience a period of underperformance like last year.

                                    [CHART]

    HC Trust
 Value Equity         Russell 1000/R/
   Portfolio            Value Index
---------------       ---------------
    -3.66%                 -1.02%




--------
/1/ The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Stock Index with lower price-to-book ratios and lower forecasted growth rates. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

                                    [CHART]



                  Value Equity Portfolio      Russell 1000/R/ Value Index
                  ----------------------      ---------------------------
 8/25/1995               $10,000                       $10,000
12/31/1995                10,960                        11,049
 6/30/1996                11,728                        11,876
12/31/1996                13,288                        13,440
 6/30/1997                15,867                        15,817
12/31/1997                17,390                        18,169
 6/30/1998                19,582                        20,377
12/31/1998                18,980                        21,008
 6/30/1999                21,357                        23,712
12/31/1999                21,047                        22,552
 6/30/2000                20,260                        21,597
12/31/2000                22,351                        24,133
 6/30/2001                22,171                        23,828
12/31/2001                21,655                        22,784
 6/30/2002                19,860                        21,696
12/31/2002                17,079                        19,248
 6/30/2003                19,134                        21,475


Average Annual Total Return As of June 30, 2003

                         Since
                       Inception
 1 Year      5 Year    (8/25/95)
-------     -------    ---------
(3.66)%     (0.46)%      8.62%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Value Equity Portfolio from 8/25/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000(R) Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Value Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          The Growth Equity Portfolio

The investment objective of this Portfolio is to provide capital appreciation, with income as a secondary consideration. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equity securities with an emphasis on long-term earnings growth potential and relatively higher price-earnings ratios and lower dividend yields than the average range for stocks included in the Standard & Poor's 500 Stock Index. The Growth Equity Portfolio is benchmarked against the Russell 1000 Growth Index/1/.

During the period covered by this Annual Report, the Portfolio's specialist managers were Jennison Associates LLC (Jennison) and SSgA Funds Management, Inc. (SSgA). Jennison, which has served the Portfolio since its inception, employs a bottom-up stock picking approach, which concentrates on the largest, fastest growing multinational companies in the large capitalization growth area. SSgA employs a passive, or index replication, approach that, in the context of this Portfolio, serves to capture the performance of the index and dampen volatility.

The characteristics of the portfolios constructed by SSgA and Jennison as of June 30, 2003, are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                     P/E Ratio Yield Average Market Cap
                                     --------- ----- ------------------
        Russell 1000 Growth Index...   29.1x   1.00%   $94.7 billion
        Total Portfolio.............   35.4x   0.80%   $79.7 billion
        Jennison Associates.........   39.9x   0.70%   $69.7 billion
        State Street Global Advisors   29.2x   1.00%   $94.7 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2003, the Hirtle Callaghan Trust Growth Equity Portfolio had a total return of -1.01%; the Russell 1000 Growth Index achieved a total return of return of 2.92%.

Jennison's below-index performance was a result of market-driven and industry weighting factors. As noted in our commentary with regard to the Value Portfolio above, the market rewarded the more distressed sectors of the universe and ignored (for the time being) demonstrated earnings. Especially in the second fiscal quarter, companies with negative earnings and poor and deteriorating balance sheets experienced dramatic rallies. Most active managers (like and including Jennison) underperformed as a result, as they concentrate on more long-term factors that have staying power.

Additionally, as Jennison (correctly) anticipated the factors leading to more confidence in the economy, they began to overweight the more cyclical sectors of their universe. They underweighted technology within the cyclicals because they felt that the valuations relative to the fundamentals did not justify even an equal weight. Further, they overweighted the financial sector because they felt that the positive aspects of the credit cycle would buoy those securities. As logical as this was, it worked against them with regard to relative performance, as the technology sector ignored fundamentals and rallied substantially from a weak base of earnings and the financial sector continued its sluggish performance.

Jennison's investment strategy concentrates on individual companies (bottom up) with superior earnings growth potential on both an absolute and relative basis. Strong balance sheets, high unit growth and a high return on assets are also important factors in their stock selection methodologies.

                                    [CHART]

 HC Trust Growth       Russell 1000/R/
Equity Portfolio        Growth Index
-----------------      ---------------
     -1.01%                 2.92%



--------
/1/ The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Stock Index with higher price-to-book ratios and higher forecasted growth rates. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

                                    [CHART]

               Growth Equity Portfolio    Russell 1000/R/ Growth Index
               -----------------------    ----------------------------
  8/8/1995            $10,000                     $10,000
12/31/1995             10,240                      10,949
 6/30/1996             11,169                      12,271
12/31/1996             12,299                      13,481
 6/30/1997             13,830                      16,117
12/31/1997             15,748                      17,591
 6/30/1998             18,947                      21,176
12/31/1998             20,872                      24,400
 6/30/1999             24,019                      26,950
12/31/1999             29,672                      32,491
 6/30/2000             30,675                      33,867
12/31/2000             23,620                      25,205
 6/30/2001             20,542                      21,616
12/31/2001             19,053                      20,058
 6/30/2002             15,331                      15,890
12/31/2002             13,436                      14,464
 6/30/2003             15,176                      16,357


Average Annual Total Return As of June 30, 2003

                        Since
                      Inception
 1 Year     5 Year     (8/8/95)
 ------     -------   ---------
(1.01)%     (4.34)%     5.43%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Growth Equity Portfolio from 8/8/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000(R) Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Growth Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                   The Small Capitalization Equity Portfolio

The investment objective of this Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of smaller companies. As of June 30, 2003, the Portfolio's specialist managers were Frontier Capital Management (Frontier), Sterling Johnston Capital Management (Sterling Johnston), and Geewax, Terker & Co. (Geewax). Geewax is the quantitative (top-down) manager in this portfolio, while Frontier and Sterling Johnston are both bottom-up stock pickers. All three managers are concentrating on the smaller capitalization sector of the U.S. equities market. The Small Cap Portfolio is benchmarked against the Russell 2000 Index/1/.

The characteristics of the portfolios constructed by the Portfolio's three managers during fiscal 2003 are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                         P/E Ratio Yield Average Market Cap
                                         --------- ----- ------------------
    Russell 2000 Index..................   27.2x   1.30%    $0.7 billion
    Total Portfolio.....................   30.2x   0.60%    $1.2 billion
    Frontier Capital Management.........   33.4x   0.40%    $2.0 billion
    Sterling Johnston Capital Management   41.5x   0.10%    $0.7 billion
    Geewax, Terker & Co.................   18.9x   1.50%    $0.7 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2003, the Hirtle Callaghan Small Capitalization Equity Portfolio had a total return of -4.98%; the Russell 2000 Stock Index achieved a total return of -1.64%.

The macro factors discussed in previous sections also effected the small capitalization managers. The dramatic rally of the distressed sectors was even more prevalent within the small company category. Bottom fishing began in earnest and fundamentals were ignored in favor of leverage. This did not play well with active managers who concentrate on quality companies and observable fundamentals.

Geewax, for example, concentrates on the value sector of the small company universe. They emphasize balance sheet and earnings quality. Further, they do not typically buy the lowest deciles of capitalization within the small cap universe, as the extremely low level of liquidity makes both buying and selling these securities very expensive. Both aspects of their philosophy worked against Geewax as the lowest quality and most illiquid sectors rallied while leaving the rest behind.

Frontier, which also concentrates on the core of the small capitalization universe but maintains a slight growth bias, was more successful, outperforming the benchmark index through most of fiscal 2003.

The Portfolio's third Specialist Manager, Sterling Johnson, concentrates on emerging growth companies with the prospect of dramatic acceleration in that growth. Their holdings typically contain a great deal of "performance leverage" and rely more on momentum than those of the Portfolio's other managers. As already noted, however, the market environment in fiscal 2003 was volatile and offered few, if any, sustainable themes. This hurt Sterling Johnson's relative performance.

--------
/1/ Russell 2000 Stock Index measures the performance of smaller capitalization
    U.S. companies. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index. Small capitalization funds may experience risks in additional to those common to all equity investment as smaller companies generally have a higher risk of failure.

                                    [CHART]

   HC Trust
   Small Cap        Russell 2000/R/
Equity Portfolio         Index
----------------    ---------------
     -4.98%             -1.64%




                                    [CHART]

               Small Capitalization Equity Portfolio      Russell 2000/R/ Index
               -------------------------------------      ---------------------
  9/5/1995                   $10,000                            $10,000
12/31/1995                     9,981                             10,399
 6/30/1996                    11,182                             11,477
12/31/1996                    12,623                             12,114
 6/30/1997                    13,406                             13,350
12/31/1997                    15,020                             14,823
 6/30/1998                    15,102                             15,553
12/31/1998                    14,408                             14,445
 6/30/1999                    15,817                             15,786
12/31/1999                    14,967                             17,515
 6/30/2000                    19,646                             18,047
12/31/2000                    18,461                             16,986
 6/30/2001                    18,925                             18,165
12/31/2001                    17,978                             17,408
 6/30/2002                    16,678                             16,590
12/31/2002                    13,341                             13,843
 6/30/2003                    15,848                             16,318


Average Annual Total Return As of June 30, 2003

                        Since
                      Inception
 1 Year     5 Year     (8/5/95)
 -------    ------    ---------
 (4.98)%     0.97%      6.07%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Small Capitalization Equity Portfolio from 9/5/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 2000(R) Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Equity securities of smaller companies may involve greater risk than is customarily associated with investments in larger, more established companies.

                      The International Equity Portfolio

The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. As of June 30, 2003, the specialist managers of the Hirtle Callaghan Trust International Equity Portfolio were Artisan Partners (Artisan) and Capital Guardian Trust Company (CapGuardian). The International Equity Portfolio is benchmarked against the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index")./1/

The characteristics of the portfolios constructed by Artisan and CapGuardian as of June 30, 2003, are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                      P/E Ratio Yield Average Market Cap
                                      --------- ----- ------------------
       MSCI EAFE Index...............   22.2x   3.20%   $39.7 billion
       Total Portfolio...............   21.4x   2.90%   $29.7 billion
       Artisan Partners..............   19.0x   3.00%   $24.6 billion
       Capital Guardian Trust Company   23.7x   2.70%   $34.7 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2003, the Hirtle Callaghan International Equity Portfolio had a total return of -9.55%; the MSCI EAFE Index achieved a total return of -6.46%.

Capital Guardian essentially equaled the performance of the MSCI EAFE Index. This is in part the result of CapGuardian's core investment strategy, characterized by a focus on the industry and market sectors included in the index. While this seems like a very modest accomplishment, most developed markets international managers did not equal the indices in this very volatile year.

Artisan underperformed the benchmark index. Their methodologies rely on intense bottom-up stock selection based on fundamental research. Significant positions in insurance and reinsurance companies detracted from the portfolio's performance during the first quarter, while returns were helped by a decision to increase holdings in several diversified telecom operators. It was a tough period for stock pickers as good stock specific fundamentals were overshadowed by market volatility and negative investor sentiment.

                                    [CHART]

HC Trust International
   Equity Portfolio      MSCI EAFE Index
----------------------   ---------------
       -9.55%                -6.46%


--------
/1/ The Morgan Stanley Capital International Europe, Australasia, and Far East
    Index which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index. International investing involves increased risk and volatility.

                                    [CHART]

                       International Equity              MSCI EAFE
                             Portfolio                     Index
                       --------------------              ---------
 8/17/1995                   $10,000                      $10,000
12/31/1995                    10,714                       10,618
 6/30/1996                    11,515                       11,115
12/31/1996                    12,198                       11,294
 6/30/1997                    13,773                       12,578
12/31/1997                    12,872                       11,527
 6/30/1998                    14,589                       13,381
12/31/1998                    14,875                       13,871
 6/30/1999                    15,345                       14,441
12/31/1999                    19,303                       17,636
 6/30/2000                    18,897                       16,919
12/31/2000                    15,960                       13,086
 6/30/2001                    14,197                       12,973
12/31/2001                    13,422                       11,942
 6/30/2002                    13,195                       11,778
12/31/2002                    11,149                       10,072
 6/30/2003                    11,936                       11,064


Average Annual Total Return As of June 30, 2003

                        Since
                      Inception
 1 Year     5 Year     (8/17/95)
 ------     ------    ---------
 (9.55)%    (3.93)%     2.27%




The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan International Equity Portfolio from 8/17/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan International Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Investments in securities of foreign issuers may involve risks not ordinarily associated with investment in domestic securities.

                          The Fixed Income Portfolio

The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities. The Fixed Income Portfolio is benchmarked against the Lehman Brothers Aggregate Bond Index./1/

As of June 30, 2003, the Hirtle Callaghan Trust Fixed Income Portfolio was managed by Deutsche Asset Management (Deutsche).

The characteristics of the portfolio constructed by Deutsche are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                                                        Average
                               Maturity  Duration  Yield to Maturity Credit Rating
                               --------- --------- ----------------- -------------
Lehman Brothers Aggregate Bond
  Index....................... 6.7 Years 4.0 Years       3.60%            AAA
Total Portfolio............... 6.3 Years 4.3 Years       3.70%            AA+

      Source: Evaluation Associates & Deutsche Asset Management

For the fiscal year ended June 30, 2003, the Hirtle Callaghan Trust Fixed Income Portfolio had a total return of 8.86%; the Portfolio's benchmark index achieved a total return of 10.41%.

The portfolio trailed the benchmark due to underexposure to Treasury securities (relative to the content of the indices) and the avoidance of lower rated corporate bonds in favor of select corporate investment grade securities of companies with less leverage. The lower rated corporate bonds (and those of companies with more balance sheet leverage) outperformed higher quality bonds during the year. This was especially true in the latter part of the fiscal year, as confidence in the economy grew and the most leveraged and lowest quality fixed income securities rallied substantially.

Deutsche has always stressed credit quality as a key factor in their bond selection techniques. Using bottom-up investment management techniques to select bonds for their portfolios, Deutsche does not try to anticipate interest rate changes or credit rating changes and does not speculate in bonds that do not meet their quality standards within the universe of securities in which the Portfolio is permitted to invest. These techniques can result in underperformance in years when economic variables and attendant investor psychology changes rapidly to a more positive tone and the lesser quality sectors of the market rally.


                                    [CHART]

 HC Trust Fixed      Lehman Brothers
Income Portfolio  Aggregate Bond Index
----------------  --------------------
     8.86%               10.41%



--------
/1/ The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

                                    [CHART]

                                                    Lehman Brothers
                      Fixed Income Portfolio     Aggregate Bond Index
                       ----------------------       ---------------
7/1/1998                      $10,000                  $10,000
12/31/1998                     10,456                   10,458
6/30/1999                      10,288                   10,313
12/31/1999                     10,332                   10,371
6/30/2000                      10,750                   10,784
12/31/2000                     11,606                   11,578
6/30/2001                      12,042                   11,995
12/31/2001                     12,648                   12,553
6/30/2002                      13,140                   13,030
12/31/2002                     13,769                   13,842
6/30/2003                      14,303                   14,385


Average Annual Total Return As of June 30, 2003

                        Since
                      Inception
 1 Year     3 Year     (7/1/98)
 ------     ------    ---------
 8.86%       9.99%      7.43%



The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Fixed Income Portfolio from 7/1/98 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Fixed Income Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                The Intermediate Term Municipal Bond Portfolio

The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities issued by municipalities and related entities, the interest on which is exempt from regular Federal income tax. The Portfolio generally consists of high quality, investment-grade municipal bonds issued by states and certain other municipal issuers, political subdivisions, agencies, and public authorities. The Intermediate Term Municipal Bond Portfolio is benchmarked against the Lehman Bros. 5 year GO Index./1/

As of June 30, 2003, the Intermediate Municipal Bond Portfolio was managed by Deutsche Asset Management (Deutsche).

The characteristics of the portfolio constructed by Deutsche are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                                                        Average
                               Maturity  Duration  Yield to Maturity Credit Rating
                               --------- --------- ----------------- -------------
Lehman Brothers 5 Year GO Bond
  Index....................... 4.9 Years 4.0 Years       2.30%            AA
Total Portfolio............... 5.5 Years 4.5 Years       3.30%            AA+

      Source: Evaluation Associates & Deutsche Asset Management

For the fiscal year ended June 30, 2003, the Hirtle Callaghan Trust Intermediate Municipal Bond Portfolio had a total return of 7.70%; the Lehman Bros. 5 Year GO Index achieved a total return of 7.30%.

The Portfolio's performance in the complex municipal bond market, particularly in this volatile year, reflects Deutsche's commitment to careful investment selection and a determination not to invest in anticipation of interest rate or credit rating changes, or to speculate on lower quality bonds. At the same time, Deutsche has been successful in identifying bonds undervalued by the market and this added to the Portfolio's performance during the period.

                                    [CHART]

HC Trust Intermediate
   Term Municipal        Lehman Brothers 5 Year
     Portfolio               GO Bond Index
---------------------     -------------------
       7.70%                     7.30%





--------
1 The Lehman Brothers 5-Year General Government Obligations Index. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

                                    [CHART]

                  Intermediate Term         Lehman Brothers 5 Year
               Municipal Bond Portfolio         GO Bond Index
               ------------------------     ----------------------
07/01/1998            $10,000                      $10,000
12/31/1998             10,283                       10,347
 6/30/1999             10,244                       10,325
12/31/1999             10,178                       10,415
 6/30/2000             10,494                       10,687
12/31/2000             11,061                       10,994
 6/30/2001             11,397                       11,402
12/31/2001             11,647                       11,650
 6/30/2002             12,100                       12,201
12/31/2002             12,573                       12,698
 6/30/2003             13,032                       13,089

Average Annual Total Return As of June 30, 2003

                        Since
                      Inception
 1 Year     3 Year     (7/1/98)
 ------     ------    ---------
 7.70%      7.49%       5.44%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio from 7/1/98 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman Brothers 5 Year GO Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         The Fixed Income II Portfolio

The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities. The Fixed Income II Portfolio is benchmarked to the Lehman Brothers Aggregate Bond Index./1/

As of June 30, 2003, the Hirtle Callaghan Trust Fixed Income II Portfolio was managed by BlackRock Advisors, Inc. (BlackRock)./2/

The characteristics of the portfolio as June 30, 2003, are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                                                        Average
                               Maturity  Duration  Yield to Maturity Credit Rating
                               --------- --------- ----------------- -------------
Lehman Brothers Aggregate Bond
  Index....................... 6.7 Years 4.0 Years       3.60%            AAA
Total Portfolio............... 6.2 Years 3.7 Years       2.90%            AA+

      Source: Evaluation Associates & BlackRock

For the fiscal year ended June 30, 2003, the Hirtle Callaghan Trust Fixed Income II Portfolio had a total return of 8.57%; the Lehman Brothers Aggregate Index achieved a total return of 10.41%.

The portfolio trailed the benchmark due to underexposure to Treasury securities (relative to the content of the indices) and the avoidance of lower rated corporate bonds in favor of select corporate investment grade securities of companies with less leverage. The lower rated corporate bonds (and those of companies with more balance sheet leverage) outperformed higher quality bonds during the year. This was especially true in the latter part of the fiscal year, as confidence in the economy grew and the most leveraged and lowest quality fixed income securities rallied substantially.

BlackRock employs a value-oriented approach to constructing its portfolios. They employ sector specialist teams (Treasury and agency, mortgages, asset-backed securities, corporates). Portfolio duration is controlled within a narrow band (i.e.: little or no interest rate directional bets) and value-added is primarily derived through sector and sub-sector rotation and security selection.

                                    [CHART]

  HC Trust Fixed       Lehman Brothers
Income II Portfolio  Aggregate Bond Index
-------------------  --------------------
      8.57%                 10.41%



--------
/1/ The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
/2/ For most of the period covered by this report, a portion of the Portfolio's assets were managed by Morgan Stanley Investment Management. Early in June, however, all of the Portfolio's assets were re-allocated to BlackRock.

                                    [CHART]

                                                     Lehman Brothers
                Fixed Income II Portfolio          Aggregate Bond Index
                -------------------------         ---------------------------
9/26/2000               $10,000                          $10,000
9/30/2000                10,019                           10,000
12/31/2000               10,363                           10,421
3/31/2001                10,745                           10,737
6/30/2001                10,883                           10,797
9/30/2001                11,280                           11,295
12/31/2001               11,402                           11,299
3/31/2002                11,394                           11,310
6/30/2002                11,725                           11,729
9/30/2002                12,078                           12,267
12/31/2002               12,311                           12,460
3/31/2003                12,470                           12,633
6/30/2003                12,729                           12,949

Average Annual Total Return As of June 30, 2003

             Since
           Inception
 1 Year     (9/26/00)
 ------    ---------
 8.57%       9.14%



The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Fixed Income II Portfolio from 9/26/00 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Fixed Income II Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           The High Yield Portfolio

The investment objective of this Portfolio is to achieve above average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing in high yield securities (commonly referred to as "junk bonds") and is benchmarked against the CSFB High Yield Index./1/

As of June 30, 2003, the Hirtle Callaghan Trust High Yield Portfolio was managed by W. R. Huff Asset Management Co., LLC./2/

The characteristics of the portfolio as of June 30, 2003, are summarized in the following table, together with similar characteristics of the Portfolio's benchmark index.

                                                                     Average
                            Maturity  Duration  Yield to Maturity Credit Rating
                            --------- --------- ----------------- -------------
 CSFB High Yield Bond Index 7.3 Years 3.9 Years       9.50%             B
 Total Portfolio........... 9.8 Years 6.1 Years       8.30%             B+

      Source: Evaluation Associates & W.R. Huff

For the fiscal year ended June 30, 2003, the Hirtle Callaghan Trust High Yield Portfolio had a total return of 16.08%; the CSFB High Yield Index achieved a total return of 20.10%.

In general, the high yield markets had stellar returns during the year, with the lowest quality segments providing the highest returns. The underperformance of the Portfolio against its benchmark index reflects the relatively higher overall credit quality of its holdings. Although we continue to believe that this more conservative strategy is logical, in years like fiscal 2003 where the markets experienced dramatic and sudden rallies in the lowest quality sectors of the fixed income markets, the result can be below index performance for a period of time.

                                    [CHART]

    HC Trust
   High Yield      CSFB High Yield
   Portfolio          Bond Index
----------------   ---------------
     16.08%             20.10%




--------
/1/ The Credit Suisse / First Boston ("CSFB") High Yield Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind ("PIK") bonds; floating-rate and convertible issues, as well as preferred stock are not included. This index is "unmanaged" which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Past performance is not a guarantee of future results. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
/2/ For most of the period covered by this report, a portion of the Portfolio's assets were managed by Morgan Stanley Investment Management. Early in June, however, all of the Portfolio's assets were re-allocated to W.R. Huff Asset Management Co. LLC.

                                    [CHART]

                       High Yield          CSFB High Yield
                     Bond Portfolio           Bond Index
                     --------------        ---------------
 9/30/2000              $10,000               $10,000
12/31/2000                9,494                 9,235
 3/31/2001                9,962                 9,502
 6/30/2001                9,900                 9,088
 9/30/2001                8,435                 9,506
12/31/2001                8,834                10,043
 3/31/2002                8,627                10,295
 6/30/2002                8,235                10,058
 9/30/2002                7,888                 9,775
12/31/2002                8,376                10,354
 3/31/2003                8,867                11,069
 6/30/2003                9,559                12,148

Average Annual Total Return As of June 30, 2003

             Since
           Inception
 1 Year     (9/26/00)
 ------    ---------
 16.08%     (1.62)%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan High Yield Bond Portfolio from 9/26/00 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the CSFB High Yield Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan High Yield Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                  Conclusion

While it was a very difficult year for active managers in general, we believe that the investment management teams serving the Portfolios offer a solid base of expertise and experience in the asset classes represented by the Portfolios. The table below depicts the longer-term (five-year) performance of our equity portfolios.

                                    [CHART]

      VALUE               GROWTH             SMALL CAP        INTERNATIONAL
-----------------     --------------      ---------------   -----------------
-0.46%     1.05%     -4.34%   -5.04%      0.97%     0.96%   -3.93%     -4.00%




You will note for the five-year period shown above that, with the exception of our Value Portfolio, the equity portfolios have equaled or exceeded their index benchmarks. Single year measurement periods expose one to periods of volatility and unique circumstances (such as last year's dramatic swings) that can distort a manager's apparent effectiveness. We try to eliminate this near-term "noise" by focusing on our Portfolios' longer-term records.

You can rest assured that we are in a constant search for better, more efficient structures and managers. The supervision aspects of our business present constant challenges, and we continue to devote substantial resources to this effort.

In addition, we have continued to concentrate on cost control. Each Portfolio is now operating well within the projected expense ratios, with total assets at the end of the fiscal year of $2.7 billion. We are optimistic about our ability to continue to drive down the expenses of these Portfolios. Every basis point of savings will go directly to our shareholders.

We remain grateful for your confidence in us and for your continuing support. We assure you that we will continue to work on your behalf to deliver the best long-term investment solutions available in the marketplace.

Sincerely,
                                     /s/DEC

Donald E. Callaghan
President

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments -- June 30, 2003

                   Security
Shares            Description               Value
------            -----------            ------------
        Common Stocks -- 97.20%
        Institutional Capital Corp. -- 55.92%
        Aerospace/Defense -- 1.93%
 49,592 Northrop Grumman Corp........... $  4,279,294
 53,069 United Technologies Corp........    3,758,877
                                         ------------
                                            8,038,171
                                         ------------
        Banking -- 4.39%
129,200 BankAmerica Corp................   10,210,675
160,050 Wells Fargo & Co................    8,066,520
                                         ------------
                                           18,277,195
                                         ------------
        Beverages -- 3.53%
168,800 Diageo PLC - ADR................    7,386,688
164,050 Pepsico, Inc....................    7,300,225
                                         ------------
                                           14,686,913
                                         ------------
        Broadcasting & Television -- 1.30%
127,150 Clear Channel Communications,
         Inc. (b).......................    5,389,889
                                         ------------
        Business Services -- 0.61%
139,550 Accenture Ltd., Class - A (b)...    2,524,460
                                         ------------
        Cable -- 1.61%
221,905 Comcast Corp., Class - A (b)....    6,697,093
                                         ------------
        Chemicals -- 1.69%
 83,300 Air Products & Chemicals, Inc...    3,465,280
 85,900 DuPont E.I. DeNemours & Co......    3,576,876
                                         ------------
                                            7,042,156
                                         ------------
        Computer Systems -- 1.26%
245,304 Hewlett Packard Co..............    5,224,975
                                         ------------
        Conglomerates -- 1.70%
247,178 General Electric Co.............    7,089,065
                                         ------------
        Construction Materials & Supplies -- 0.75%
 56,400 Caterpillar, Inc................    3,139,224
                                         ------------
        Consumer Products -- 0.78%
 76,150 Clorox Co.......................    3,247,798
                                         ------------
        Electronic Components & Instruments -- 1.38%
301,321 Koninklijke Philips Electronics
         NV - ADR.......................    5,758,244
                                         ------------
        Financial Services -- 4.20%
256,312 Citigroup, Inc..................   10,970,153
 31,900 Fannie Mae......................    2,151,336
 52,050 Goldman Sachs Group, Inc........    4,359,188
                                         ------------
                                           17,480,677
                                         ------------
        Health Care -- 1.36%
177,150 HCA, Inc........................    5,675,886
                                         ------------
        Home Products -- 0.25%
 30,600 The Estee Lauder Cos., Class - A    1,026,018
                                         ------------
        Hotels & Lodging -- 1.54%
350,100 Cendant Corp. (b)...............    6,413,832
                                         ------------

                       Security
 Shares               Description                 Value
 ------               -----------              ------------
         Insurance -- 4.73%
 117,700 American International Group, Inc.... $  6,494,685
  31,950 Anthem, Inc. (b).....................    2,464,943
 189,400 MetLife, Inc.........................    5,363,808
 336,250 Travelers Property & Casualty Corp.,
          Class - A...........................    5,346,375
                                               ------------
                                                 19,669,811
                                               ------------
         Manufacturing -- 1.04%
  25,400 Johnson Controls, Inc................    2,174,240
 114,200 Tyco International, Ltd..............    2,167,516
                                               ------------
                                                  4,341,756
                                               ------------
         Media -- 1.95%
 700,800 Liberty Media Corp., Class - A (b)...    8,101,248
                                               ------------
         Metals -- 0.15%
  20,100 Alcan Aluminum, Ltd..................      628,929
                                               ------------
         Oil & Gas -- 5.74%
 106,284 Conoco, Inc..........................    5,824,362
 129,391 EnCana Corp..........................    4,964,732
  70,800 Exxon Mobil Corp.....................    2,542,428
  85,500 Firstenergy Corp.....................    3,287,475
 113,150 Occidental Petroleum Corp............    3,796,183
  82,650 Public Service Enterprise Group, Inc.    3,491,963
                                               ------------
                                                 23,907,143
                                               ------------
         Pharmaceuticals -- 3.67%
  28,250 Mckesson Corp........................    1,009,655
 227,900 Pfizer, Inc..........................    7,782,785
 142,150 Wyeth Corp...........................    6,474,933
                                               ------------
                                                 15,267,373
                                               ------------
         Publishing & Printing -- 0.87%
  47,132 Gannett Co., Inc.....................    3,620,209
                                               ------------
         Railroads -- 1.12%
  80,100 Union Pacific Corp...................    4,647,402
                                               ------------
         Recreation -- 0.54%
  69,200 Carnival Corp........................    2,249,692
                                               ------------
         Retail -- 2.81%
  82,400 Lowe's Cos., Inc.....................    3,539,080
  60,350 Noble Corp. (b)......................    2,070,005
 160,767 Target Corp..........................    6,083,423
                                               ------------
                                                 11,692,508
                                               ------------
         Telecommunications -- 3.75%
 225,300 BellSouth Corp.......................    5,999,739
 197,850 Nokia Corp. - ADR....................    3,250,676
 161,294 Verizon Communications, Inc..........    6,363,048
                                               ------------
                                                 15,613,463
                                               ------------
         Utilities -- 1.27%
 100,050 Entergy Corp.........................    5,280,639
                                               ------------
         Total - Institutional Capital Corp.
          (cost $203,814,954).................  232,731,769
                                               ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                    Security
Shares             Description                Value
------             -----------             ------------
       Common Stocks (continued)
       SsgA Funds Management, Inc. -- 41.28%
       Advertising/Marketing -- 0.06%
13,700 Interpublic Group of Cos., Inc..... $    183,306
   499 Lamar Advertising Co. (b)..........       17,570
 1,497 Valassis Communications, Inc. (b)..       38,503
                                           ------------
                                                239,379
                                           ------------
       Aerospace/Defense -- 0.32%
   300 Alliant Techsystems, Inc. (b)......       15,573
 2,856 Boeing Co..........................       98,018
 4,347 Goodrich Corp......................       91,287
10,253 Lockheed Martin Corp...............      487,735
 6,420 Northrop Grumman Corp..............      553,981
 3,312 Rockwell Collins, Inc..............       81,575
                                           ------------
                                              1,328,169
                                           ------------
       Airlines & Services -- 0.05%
 4,045 Delta Air Lines, Inc...............       59,381
 9,489 Southwest Airlines Co..............      163,210
                                           ------------
                                                222,591
                                           ------------
       Auto Parts -- 0.23%
 1,000 American Axle & Manufacturing
        Holdings, Inc. (b)................       23,900
 1,912 Autoliv, Inc.......................       51,777
 1,000 BorgWarner, Inc....................       64,400
 5,495 Dana Corp..........................       63,522
16,901 Delphi Automotive Systems Corp.....      145,856
 6,467 Genuine Parts Co...................      207,009
 2,330 Lear Corp. (b).....................      107,227
   300 O'Reilly Automotive, Inc. (b)......       10,017
 4,050 Paccar, Inc........................      273,617
                                           ------------
                                                947,325
                                           ------------
       Automobile Production -- 0.38%
65,521 Ford Motor Co......................      720,075
17,191 General Motors Corp................      618,876
16,218 General Motors Corp., Class - H (b)      207,753
   809 Navistar International Corp. (b)...       26,398
                                           ------------
                                              1,573,102
                                           ------------
       Banking -- 6.13%
 2,000 American Capital Strategies........       49,880
13,097 AmSouth Bancorp....................      286,038
 2,590 Associated Banc-Corp...............       95,519
 2,834 Astoria Financial Corp.............       79,154
 2,902 BancorpSouth, Inc..................       60,507
55,834 Bank of America Corp...............    4,412,560
 2,215 Bank of Hawaii Corp................       73,427
22,961 Bank of New York Co., Inc..........      660,129
42,550 Bank One Corp......................    1,582,008
 6,046 Banknorth Group, Inc...............      154,294
17,576 BB&T Corp..........................      602,857
   615 BOK Financial, Corp. (b)...........       23,721

                   Security
Shares            Description               Value
------            -----------            ------------
       Banking (continued)
 2,700 Capital One Financial Corp....... $    132,786
   800 Capitol Federal Financial........       22,488
 8,383 Charter One Financial, Inc.......      261,382
 7,400 CIT Group Inc....................      182,410
 1,484 City National Corp...............       66,127
 4,655 Colonial BankGroup, Inc..........       64,565
 6,487 Comerica, Inc....................      301,646
   200 Commerce Bancorp, Inc............        7,420
 2,200 Commerce Bancshares, Inc.........       85,690
 4,772 Compass Bancshares, Inc..........      166,686
 1,866 Cullen/Frost Bankers, Inc........       59,899
   500 First Bancorp....................       13,725
 1,734 First Midwest Bancorp, Inc.......       49,957
 4,400 First Tennessee National Corp....      193,204
 2,550 First Virginia Banks, Inc........      109,956
 2,920 FirstMerit Corp..................       66,751
39,170 FleetBoston Financial Corp.......    1,163,741
 1,680 FNB Corp.........................       50,837
 3,949 Fulton Financial Corp............       78,467
 2,900 GreenPoint Financial Corp........      147,726
 5,836 Hibernia Corp....................      105,982
 1,602 Hudson City Bancorp, Inc.........       40,963
 1,557 Hudson United Bancorp............       53,172
 8,500 Huntington Bancshares, Inc.......      165,920
 1,831 Independence Community Bank Corp.       51,671
 1,000 International Bancshares Corp....       35,560
 8,931 Janus Capital Group, Inc.........      146,468
   700 Jefferies Group, Inc.............       34,853
15,700 KeyCorp..........................      396,739
 2,436 M & T Bank Corp..................      205,160
 8,448 Marshall & Ilsley Corp...........      258,340
10,200 MBNA Corp........................      212,568
 9,125 Mellon Financial Corp............      253,219
 2,600 Mercantile Bankshares Corp.......      102,388
20,612 National City Corp...............      674,219
 7,610 National Commerce Financial Corp.      168,866
 4,199 North Fork Bancorp., Inc.........      143,018
 6,720 Northern Trust Corp..............      280,829
 2,315 Old National Bancorp.............       53,245
   457 Park National Corp...............       52,212
   900 People's Bank....................       26,091
10,577 PNC Bank Corp....................      516,263
 3,460 Popular, Inc.....................      133,521
 2,676 Roslyn Bancorp, Inc..............       57,507
 3,200 Sky Financial Group, Inc.........       69,504
11,356 SouthTrust Corp..................      308,883
 9,750 Sovereign Bancorp, Inc...........      152,588
 9,166 SunTrust Banks, Inc..............      543,910
 1,000 Synovus Financial Corp...........       21,500
 1,107 TCF Financial Corp...............       44,103
 1,800 Trustmark Corp...................       45,846
71,449 U.S. Bancorp.....................    1,750,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                       Security
Shares                Description                   Value
------                -----------                ------------
       Common Stocks (continued)
       SsgA Funds Management, Inc. (continued)
       Banking (continued)
 7,395 Union Planters Corp...................... $    229,467
 1,903 UnionBanCal Corp.........................       78,727
 1,300 United Bankshares, Inc...................       37,245
 2,683 Valley National Bancorp..................       70,697
47,685 Wachovia Corp............................    1,905,492
 2,596 Washington Federal, Inc..................       60,045
34,619 Washington Mutual, Inc...................    1,429,765
 1,700 Webster Financial Corp...................       64,260
58,699 Wells Fargo Co...........................    2,958,429
   900 West America Bankcorp....................       38,772
 1,500 Whitney Holding Corp.....................       47,955
 2,441 Wilmington Trust Corp....................       71,643
 3,360 Zions Bancorp............................      170,050
                                                 ------------
                                                   25,573,712
                                                 ------------
       Beverages -- 0.30%
   920 Adolph Coors Co., Class - B..............       45,062
 1,200 Brown-Forman Corp., Class - B............       94,344
11,744 Coca-Cola Co.............................      545,039
 6,100 Coca-Cola Enterprises, Inc...............      110,715
 2,280 Constellation Brands, Inc., Class - A (b)       71,592
 1,000 Pepsi Bottling Group, Inc................       20,020
 2,207 PepsiAmericas, Inc.......................       27,720
 7,300 PepsiCo, Inc.............................      324,850
                                                 ------------
                                                    1,239,342
                                                 ------------
       Biotechnology -- 0.05%
 1,134 ICOS Corp. (b)...........................       41,675
   400 Laboratory Corp. of America
        Holdings (b)............................       12,060
 5,502 Millenium Pharmaceuticals (b)............       86,546
   900 Protein Design Labs, Inc. (b)............       12,582
 2,430 Quintiles Transnational Corp. (b)........       34,482
                                                 ------------
                                                      187,345
                                                 ------------
       Broadcasting -- 0.50%
   412 Cablevision Systems Corp. (b)............        8,553
10,453 Clear Channel Communications,
        Inc. (b)................................      443,103
44,596 Comcast Corp., Class - A (b).............    1,345,906
 6,005 Cox Communications, Inc.,
        Class - A (b)...........................      191,560
   500 Cox Radio, Inc. (b)......................       11,555
   157 Entercom Communications Corp. (b)........        7,695
   900 Entravision Communications Corp.,
        Class - A (b)...........................       10,215
 1,100 Hearst - Argyle Television, Inc. (b).....       28,490
   400 Hispanic Broadcasting Corp.,
        Class - A (b)...........................       10,180
 1,600 Radio One, Inc. (b)......................       28,432
 2,800 UnitedGlobalCom, Inc. (b)................       14,476
                                                 ------------
                                                    2,100,165
                                                 ------------

                      Security
Shares               Description                  Value
------               -----------               ------------
        Business Services -- 0.10%
  1,000 Equifax, Inc.......................... $     26,000
    100 Global Payments, Inc..................        3,550
  5,358 IKON Office Solutions, Inc............       47,686
    847 Manpower, Inc.........................       31,415
  2,200 Polycom, Inc. (b).....................       30,492
  4,900 Sabre Holdings Corp...................      120,785
 11,100 ServiceMaster Co......................      118,770
  1,700 Viad Corp.............................       38,063
                                               ------------
                                                    416,761
                                               ------------
        Casinos/Gaming -- 0.06%
  1,549 Harrah's Entertainment, Inc. (b)......       62,332
    775 Mandalay Resort Group.................       24,684
  1,700 MGM Grand, Inc. (b)...................       58,106
 10,600 Park Place Entertainment Corp. (b)....       96,354
    600 Wynn Resorts, Ltd. (b)................       10,614
                                               ------------
                                                    252,090
                                               ------------
        Chemicals -- 1.04%
  8,421 Air Products & Chemicals, Inc.........      350,313
  2,200 Airgas, Inc...........................       36,850
  2,195 Cabot Corp............................       62,997
  1,400 Cytec Industries, Inc. (b)............       47,320
 30,649 Dow Chemical Co.......................      948,892
 33,079 E.I. Du Pont De Nemours & Co..........    1,377,409
  2,886 Eastman Chemical Co...................       91,400
  4,250 Engelhard Corp........................      105,273
    975 International Flavors & Fragrance,
         Inc..................................       31,132
  1,919 Lubrizol Corp.........................       59,470
  9,700 Monsanto Co...........................      209,908
  6,292 PPG Industries, Inc...................      319,256
  4,163 Praxair, Inc..........................      250,196
  5,833 Rohm & Haas Co........................      180,998
  4,600 Sherwin-Williams Co...................      123,648
  1,473 Sigma-Aldrich Corp....................       79,807
  1,716 Valspar Corp..........................       72,450
                                               ------------
                                                  4,347,319
                                               ------------
        Clothing/Apparel -- 0.21%
  7,500 Burlington Industries, Inc............      405,525
  4,500 Jones Apparel Group, Inc. (b).........      131,670
  3,992 Liz Claiborne, Inc....................      140,718
  3,499 Nordstrom, Inc........................       68,300
  1,500 Polo Ralph Lauren Corp................       38,685
    100 Talbots, Inc..........................        2,945
  3,100 VF Corp...............................      105,307
                                               ------------
                                                    893,150
                                               ------------
        Computer Software & Services -- 1.10%
    800 Acxiom Corp. (b)......................       12,072
    500 Affiliated Computer Services, Inc. (b)       22,865
161,102 AOL-Time Warner, Inc. (b).............    2,592,131

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                    Security
Shares             Description                Value
------             -----------             ------------
        Common Stocks (continued)
        SsgA Funds Management, Inc. (continued)
        Computer Software & Services (continued)
  1,200 Applera Corp...................... $     22,836
  3,960 Autodesk, Inc.....................       63,994
  1,200 Automatic Data Processing, Inc....       40,632
    300 Avocent Corp. (b).................        8,979
  4,300 Bearing Point, Inc. (b)...........       41,495
    817 BMC Software, Inc. (b)............       13,342
  3,800 Brocade Communications Systems,
         Inc. (b).........................       22,382
  7,400 Cadence Design Systems, Inc. (b)..       89,244
  2,161 Ceridian Corp. (b)................       36,672
  1,200 CheckFree Corp. (b)...............       33,408
  3,700 Computer Associates International,
         Inc..............................       82,436
  6,657 Computer Sciences Corp. (b).......      253,765
 13,310 Compuware Corp. (b)...............       76,799
  1,000 DoubleClick, Inc. * (b)...........        9,250
    300 DST Systems, Inc. (b).............       11,400
 16,825 Electronic Data Systems Corp......      360,896
    200 Gtech Holdings Corp. (b)..........        7,530
  1,300 Imation Corp......................       49,166
  2,300 Integrated Device Technology,
         Inc. (b).........................       25,415
  3,815 InterActive Corp., Inc. (b).......      150,960
  4,600 Maxtor Corp. (b)..................       34,546
  1,232 Mindspeed Technologies, Inc. (b)..        3,326
  3,247 NCR Corp. (b).....................       83,188
    600 Network Associates, Inc. (b)......        7,608
  7,600 Novell, Inc. (b)..................       23,408
  8,300 PeopleSoft, Inc. (b)..............      145,997
  6,600 Siebel Systems, Inc. (b)..........       62,964
  2,400 Storage Technology Corp. (b)......       61,776
    800 SunGard Data Systems, Inc. (b)....       20,728
  1,091 Symbol Technologies, Inc..........       14,194
  2,869 Unisys Corp. (b)..................       35,231
  2,100 Verisign, Inc. (b)................       29,043
  1,676 WebMD Corp. (b)...................       18,151
                                           ------------
                                              4,567,829
                                           ------------
        Computer Systems -- 0.23%
 13,446 3Com Corp. (b)....................       62,927
 13,605 Apple Computer, Inc. (b)..........      260,128
  3,900 Ingram Micro, Inc. (b)............       42,900
120,300 Sun Microsystems, Inc. (b)........      553,380
  2,021 Tech Data Corp. (b)...............       53,981
                                           ------------
                                                973,316
                                           ------------
        Conglomerates -- 1.51%
  1,702 3M Co.............................      219,524
  3,251 ALLETE, Inc.......................       86,314
 57,656 Altria Group, Inc.................    2,619,890
  6,100 Dover Corp........................      182,756

                    Security
Shares             Description                Value
------             -----------             ------------
       Conglomerates (continued)
 5,442 Fortune Brands, Inc................ $    284,072
 1,400 Hawaiian Electric Industries, Inc..       64,190
30,957 Honeywell International, Inc.......      831,195
   251 ITT Industries, Inc................       16,430
 1,655 Pentair, Inc.......................       64,644
15,279 Raytheon Co........................      501,762
 6,171 Rockwell International Corp........      147,117
 2,367 SPX Corp. (b)......................      104,290
 1,249 Teleflex, Inc......................       53,145
 1,754 Temple - Inland, Inc...............       75,264
 4,297 Textron, Inc.......................      167,669
10,426 United Technologies Corp...........      738,474
 2,800 W.W. Grainger, Inc.................      130,928
                                           ------------
                                              6,287,664
                                           ------------
       Construction Materials & Supplies -- 0.35%
 1,100 Carlisle Cos., Inc.................       46,376
12,872 Caterpillar, Inc...................      716,455
 2,806 Fluor Corp.........................       94,394
 1,234 Lafarge Corp.......................       38,131
 1,837 Martin Marietta Materials, Inc.....       61,742
12,005 Masco Corp.........................      286,319
 4,288 RPM International, Inc.............       58,960
 1,036 Timken Co..........................       18,140
 3,370 Vulcan Materials Co................      124,926
                                           ------------
                                              1,445,443
                                           ------------
       Consumer Goods & Services -- 0.02%
 1,200 Blyth, Inc.........................       32,640
   400 Church & Dwight Co., Inc...........       13,092
 1,447 Dial Corp..........................       28,144
                                           ------------
                                                 73,876
                                           ------------
       Consumer Products & Services -- 0.01%
   700 The Scotts Co. (b).................       34,650
                                           ------------
       Containers & Packaging -- 0.09%
   508 Avery Dennison Corp................       25,502
   321 Ball Corp..........................       14,609
 1,786 Bemis Co., Inc.....................       83,584
 3,988 Owens - Illinois, Inc. (b).........       54,915
 2,149 Packaging Corp. of America (b).....       39,606
 2,724 Pactiv Corp. (b)...................       53,690
 3,454 Sonoco Products Co.................       82,965
                                           ------------
                                                354,871
                                           ------------
       Electronic Components & Instruments -- 1.99%
16,593 Agilent Technologies, Inc. (b).....      324,393
 6,200 American Power Conversion Corp. (b)       96,658
   600 AMETEK, Inc........................       21,990
 6,300 Applied Micro Circuits Corp. (b)...       38,115
 2,860 Arrow Electronics, Inc. (b)........       43,586
 8,500 Atmel Corp. (b)....................       21,505
 4,438 Avnet, Inc. (b)....................       56,274

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                     Security
Shares              Description                Value
------              -----------             ------------
        Common Stocks (continued)
        SsgA Funds Management, Inc. (continued)
        Electronic Components & Instruments (continued)
  1,920 AVX Corp........................... $     21,101
  2,729 Diebold, Inc.......................      118,029
  2,800 Eaton Corp.........................      220,108
 13,153 Emerson Electric Co................      672,118
  2,151 Energizer Holdings, Inc. (b).......       67,541
  6,587 General Dynamics Corp..............      477,558
113,715 Hewlett Packard Co.................    2,422,130
  1,846 Hubbell, Inc., Class - B...........       61,103
 30,193 International Business Machines
         Corp..............................    2,490,922
  1,200 International Rectifier Corp. (b)..       32,184
  2,800 Intersil Holding Corp. (b).........       74,508
    600 Jabil Circuit, Inc. (b)............       13,260
  3,321 Johnson Controls, Inc..............      284,278
 11,400 Micron Technology, Inc. (b)........      132,582
    559 Molex, Inc.........................       15,087
  4,386 Parker-Hannifin Corp...............      184,168
  2,400 PerkinElmer, Inc...................       33,144
 10,500 Sanmina-SCI Corp. (b)..............       66,255
 16,171 Solectron Corp. (b)................       60,480
  2,330 Tektronix, Inc. (b)................       50,328
  4,800 Thermo Electron Corp. (b)..........      100,896
  5,955 Vishay Intertechnology, Inc. (b)...       78,606
                                            ------------
                                               8,278,907
                                            ------------
        Entertainment -- 0.28%
  2,900 Metro-Goldwyn-Mayer, Inc. (b)......       36,018
 56,825 The Walt Disney Co.................    1,122,294
                                            ------------
                                               1,158,312
                                            ------------
        Financial Services -- 4.90%
  2,120 A.G. Edwards, Inc..................       72,504
  4,230 Allied Capital Corp................       97,713
  2,910 Ambac Financial Group, Inc.........      192,788
 10,920 American Express Co................      456,565
  3,708 Americredit Corp. (b)..............       31,703
  3,700 Bear Stearns Cos., Inc.............      267,954
191,738 Citigroup, Inc.....................    8,206,385
  4,800 Convergys Corp. (b)................       76,800
  4,564 Countrywide Credit Industries, Inc.      317,517
  2,100 Deluxe Corp........................       94,080
    833 Downey Financial Corp..............       34,403
  6,300 E*TRADE Group, Inc. (b)............       53,550
  6,136 Franklin Resources, Inc............      239,734
 20,037 Freddie Mac........................    1,017,278
    400 Friedman, Billings, Ramsey Group,
         Inc...............................        5,360
  4,611 Golden West Financial Corp.........      368,926
 10,636 Goldman Sachs Group, Inc...........      890,765
  9,519 Hartford Financial Services Group,
         Inc...............................      479,377

                     Security
Shares              Description                 Value
------              -----------              ------------
       Financial Services (continued)
 1,894 IndyMac Mortgage Holdings, Inc....... $     48,145
 4,600 Instinet Group, Inc..................       21,436
   700 Interactive Data Corp. (b)...........       11,830
75,694 J.P. Morgan Chase & Co...............    2,587,221
10,758 John Hancock Financial Services, Inc.      330,593
 1,334 LaBranche & Co., Inc.................       27,600
   312 Legg Mason, Inc......................       20,264
 9,019 Lehman Brothers Holdings, Inc........      599,583
34,495 Merrill Lynch & Co., Inc.............    1,610,227
 2,724 MGIC Investment Corp.................      127,047
36,086 Morgan Stanley Dean Witter & Co......    1,542,677
 2,100 Nationwide Financial Services, Inc...       68,250
   200 Neuberger Berman, Inc................        7,982
 1,630 New York Community Bancorp...........       47,417
 1,600 Provident Financial Group, Inc.......       41,008
 5,800 Providian Financial Corp. (b)........       53,708
 1,450 Raymond James Financial, Inc.........       47,923
 8,284 Regions Financial Corp...............      279,834
   100 Student Loan Corp....................       12,600
 1,094 T. Rowe Group, Inc...................       41,299
                                             ------------
                                               20,430,046
                                             ------------
       Food - Retail -- 0.29%
12,600 Albertson's, Inc.....................      241,920
28,052 Kroger Co. (b).......................      467,907
16,400 Safeway, Inc. (b)....................      335,544
 4,993 Supervalu, Inc.......................      106,451
 3,100 Winn-Dixie Stores, Inc...............       38,161
                                             ------------
                                                1,189,983
                                             ------------
       Food Processing -- 0.71%
19,305 Archer-Daniels-Midland Co............      248,455
 4,681 Campbell Soup Co.....................      114,685
19,991 ConAgra Foods, Inc...................      471,788
 5,050 Dean Foods Co. (b)...................      159,075
 3,700 Del Monte Foods Co. (b)..............       32,708
 6,699 General Mills, Inc...................      317,600
 7,637 H.J. Heinz Co........................      251,868
 1,500 Hershey Foods Corp...................      104,490
 2,809 Hormel Foods Corp....................       66,573
 1,900 J.M. Smucker Co......................       75,791
 4,700 Kellogg Co...........................      161,539
10,228 Kraft Foods, Inc.....................      332,921
 1,848 McCormick & Co., Inc.................       50,266
   500 Performance Food Group Co. (b).......       18,500
17,103 Sara Lee Corp........................      321,707
 3,074 Smithfield Foods, Inc. (b)...........       70,456
   800 Tootsie Roll Industries, Inc.........       24,392
 7,818 Tyson Foods, Inc., Class - A.........       83,027
 1,029 William Wrigley Jr. Co...............       57,861
                                             ------------
                                                2,963,702
                                             ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                      Security
Shares               Description                  Value
------               -----------               ------------
       Common Stocks (continued)
       SsgA Funds Management, Inc. (continued)
       Funeral Services -- 0.01%
11,140 Service Corp. International (b)........ $     43,112
                                               ------------
       Furniture & Fixtures -- 0.07%
 1,200 Ethan Allen Interiors, Inc.............       42,192
 1,227 Hillenbrand Industry, Inc..............       61,902
 1,258 HON Industries, Inc....................       38,369
 4,540 Leggett & Platt, Inc...................       93,070
 1,300 Mohawk Industries, Inc. (b)............       72,189
                                               ------------
                                                    307,722
                                               ------------
       Health Care -- 0.25%
 3,084 Anthem, Inc. (b).......................      237,930
 1,000 Community Health Systems, Inc. (b).....       19,290
 3,800 HCA, Inc...............................      121,752
 1,200 Health Net, Inc. (b)...................       39,540
 6,056 Humana, Inc. (b).......................       91,446
 2,742 Manor Care, Inc. (b)...................       68,577
 4,340 McKesson Corp..........................      155,112
 1,476 Omnicare, Inc..........................       49,874
   700 Renal Care Group, Inc. (b).............       24,647
14,300 Tenet Healthcare Corp. (b).............      166,595
 1,525 Triad Hospitals, Inc. (b)..............       37,851
   200 Universal Health Services, Inc. (b)....        7,924
   700 Wellchoice, Inc. (b)...................       20,496
                                               ------------
                                                  1,041,034
                                               ------------
       Homebuilding/Development -- 0.16%
 1,500 Centex Corp............................      116,685
 2,210 Clayton Homes, Inc.....................       27,736
 3,753 D. R. Horton, Inc......................      105,459
   400 Hovnanian Enterprises, Class - A (b)...       23,580
 1,500 KB Home................................       92,970
 1,674 Lennar Corp............................      119,690
   600 MDC Holdings, Inc......................       28,968
 1,842 Pulte Homes, Inc.......................      113,578
 1,632 Toll Brothers, Inc. (b)................       46,202
                                               ------------
                                                    674,868
                                               ------------
       Hotels & Lodging -- 0.21%
29,262 Cendant Corp. (b)......................      536,081
 6,370 Hilton Hotels Corp.....................       81,472
 3,139 Marriott International, Inc., Class - A      120,600
 5,297 Starwood Hotels & Resorts
        Worldwide, Inc........................      151,441
                                               ------------
                                                    889,594
                                               ------------
       Household Products & Appliances -- 0.73%
 1,379 Alberto-Culver Co., Class - B..........       70,467
 7,394 Avon Products, Inc.....................      459,907
 2,587 Clorox Co..............................      110,336
 2,200 Colgate-Palmolive Co...................      127,490

                    Security
Shares             Description                Value
------             -----------             ------------
       Household Products & Appliances (continued)
   276 Estee Lauder Cos., Inc., Class - A. $      9,254
14,517 Gillette Co........................      462,512
 3,630 Newell Rubbermaid, Inc.............      101,640
17,446 Procter & Gamble Co................    1,555,833
 1,890 Whirlpool Corp.....................      120,393
                                           ------------
                                              3,017,832
                                           ------------
       Insurance -- 2.15%
 3,216 Aetna, Inc.........................      193,603
 7,023 AFLAC, Inc.........................      215,957
   112 Alleghany Corp. (b)................       21,392
26,185 Allstate Corp......................      933,496
 1,309 American Financial Group, Inc......       29,845
41,925 American International Group, Inc..    2,313,423
   400 American National Insurance Co.....       34,557
 9,483 Aon Corp...........................      228,351
 6,387 Chubb Corp.........................      383,220
 5,263 Cigna Corp.........................      247,045
 5,046 Cincinnati Financial Corp..........      187,156
   800 CNA Financial Corp. (b)............       19,680
   900 Erie Indemnity, Inc................       37,125
 4,661 Fidelity National Financial, Inc...      143,372
 2,500 First American Financial Corp......       65,875
 1,371 HCC Insurance Holdings, Inc........       40,540
 5,255 Jefferson-Pilot Corp...............      217,872
 1,466 Leucadia National Corp.............       54,418
 6,567 Lincoln National Corp..............      233,982
 4,896 Loews Corp.........................      231,532
   179 Markel Corp. (b)...................       45,824
 5,356 MBIA, Inc..........................      261,105
 1,000 Mercury General Corp...............       45,650
11,631 MetLife, Inc.......................      329,390
 1,632 MONY Group, Inc....................       43,982
   500 Odyssey Re Holdings Corp...........       10,550
 4,532 Old Republic International Corp....      155,312
 1,300 PacifiCare Health Systems, Inc. (b)       64,129
 3,266 PMI Group, Inc.....................       87,659
10,797 Principal Financial Group..........      348,203
 2,331 Protective Life Corp...............       62,354
 3,180 Radian Group, Inc..................      116,547
   700 Reinsurance Group of America, Inc..       22,470
 4,800 SAFECO Corp........................      169,344
 7,825 St. Paul Cos., Inc.................      285,691
 1,100 StanCorp Financial Group, Inc......       57,442
 4,370 Torchmark Corp.....................      162,783
   722 Transatlantic Holdings, Inc........       49,926
31,442 Travelers Property Casulty Corp.,
        Class - B.........................      495,841
 1,669 Unitrin, Inc.......................       45,263
10,695 UnumProvident Corp.................      143,420
 1,550 W.R. Berkley.......................       81,685

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                    Security
Shares             Description                Value
------             -----------             ------------
       Common Stocks (continued)
       SsgA Funds Management, Inc. (continued)
       Insurance (continued)
   300 WellPoint Health Networks, Inc. (b) $     25,290
    47 Wesco Financial Corp...............       14,664
                                           ------------
                                              8,956,965
                                           ------------
       Machinery, Tools & Engineering -- 0.27%
 2,650 AGCO Corp. (b).....................       45,262
 1,263 AptarGroup, Inc....................       45,468
 2,363 Arvinmeritor Inc...................       47,685
 1,914 Crane Co...........................       43,314
 1,300 Cummins, Inc.......................       46,657
   300 Danaher Corp.......................       20,415
 8,934 Deere & Co.........................      408,284
   200 Donaldson Company, Inc.............        8,890
 3,334 Illinois Tool Works, Inc...........      219,544
   300 Jacobs Engineering Group, Inc. (b).       12,645
 1,035 Lancaster Colony Corp..............       40,013
   100 MSC Industrial Direct Co., Inc.,
        Class - A (b)                             1,790
 1,000 Novellus Systems (b)...............       36,621
   760 Pall Corp..........................       17,100
 2,121 Snap-On, Inc.......................       61,573
 2,500 Stanley Works......................       69,000
                                           ------------
                                              1,124,261
                                           ------------
       Manufacturing -- 0.02%
 1,500 Harsco Corp........................       54,075
 1,400 Worthington Industries, Inc........       18,760
                                           ------------
                                                 72,835
                                           ------------
       Media -- 0.60%
 3,722 Fox Entertainment Group, Inc. (b)..      107,119
 6,910 Gemstar-TV Guide International,
        Inc. (b)..........................       35,172
60,747 Liberty Media Corp., Class - A (b).      702,235
   600 Media General, Inc.................       34,320
   452 Meredith Corp......................       19,888
33,000 Sirius Satellite Radio, Inc. (b)...       55,770
34,923 Viacom, Inc., Class - B (b)........    1,524,739
 2,500 XM Satellite Radio Holdings,
        Class - A (b).....................       27,625
                                           ------------
                                              2,506,868
                                           ------------
       Medical Equipment & Supplies -- 0.08%
   600 Andrx Corp. (b)....................       11,940
 3,200 Apogent Technologies, Inc. (b).....       64,000
 1,877 Bausch & Lomb, Inc.................       70,388
 1,968 Becton, Dickinson & Co.............       76,457
   172 C.R. Bard, Inc.....................       12,265
   600 Henry Schein, Inc. (b).............       31,404

                   Security
Shares            Description              Value
------            -----------           ------------
        Medical Equipment & Supplies (continued)
  1,400 Invitrogen Corp. (b)........... $     53,718
    100 STERIS Corp. (b)...............        2,309
                                        ------------
                                             322,481
                                        ------------
        Metals -- 0.30%
 31,438 Alcoa, Inc.....................      801,669
  5,000 Newmont Mining Corp............      162,300
  2,900 Nucor Corp.....................      141,665
  1,700 Phelps Dodge Corp. (b).........       65,178
  1,935 Precision Castparts Corp.......       60,179
  1,460 Rowan Companies, Inc. (b)......       32,704
    300 Southern Peru Copper Corp......        4,590
                                        ------------
                                           1,268,285
                                        ------------
        Office Equipment -- 0.13%
 11,462 Office Depot, Inc. (b).........      166,314
  2,870 Pitney Bowes, Inc..............      110,237
  1,510 Steelcase, Inc.................       17,758
 21,700 Xerox Corp. (b)................      229,802
                                        ------------
                                             524,111
                                        ------------
        Oil & Gas -- 4.25%
  2,400 AGL Resources, Inc.............       61,056
  2,640 Amerada Hess Corp..............      129,835
  5,200 Anadarko Petroleum Corp........      231,244
  6,045 Apache Corp....................      393,288
  2,552 Ashland, Inc...................       78,295
  2,900 Baker Hughes, Inc..............       97,353
  1,200 Chesapeake Energy Corp.........       12,120
 39,776 ChevronTexaco Corp.............    2,871,827
 25,294 ConocoPhillips.................    1,386,111
    200 Cooper Cameron Corp. (b).......       10,076
  8,558 Devon Energy Corp..............      456,997
  1,001 Diamond Offshore Drilling, Inc.       21,011
  3,587 ENSCO International, Inc.......       96,490
  2,374 Equitable Resources, Inc.......       96,717
248,715 Exxon Mobil Corp...............    8,931,357
    200 Grant Prideco, Inc. (b)........        2,350
  1,500 Halliburton Co.................       34,500
  1,876 Helmerich & Payne, Inc.........       54,779
  3,800 Kerr-McGee Corp................      170,240
  1,300 Key Energy Services, Inc. (b)..       13,936
  4,723 Lyondell Chemical Co...........       63,902
 11,540 Marathon Oil Corp..............      304,079
  2,796 MDU Resources Group, Inc.......       93,638
  2,798 Murphy Oil Corp................      147,175
  1,300 National-Oilwell, Inc. (b).....       28,600
    839 Newfield Exploration Co. (b)...       31,504
  1,330 Noble Energy Inc...............       50,274
 14,091 Occidental Petroleum Corp......      472,753
  3,300 ONEOK, Inc.....................       64,779
  1,200 Peabody Energy Corp............       40,308

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                   Security
Shares            Description               Value
------            -----------            ------------
       Common Stocks (continued)
       SsgA Funds Management, Inc. (continued)
       Oil & Gas (continued)
 1,349 People's Energy Corp............. $     57,859
 3,900 Pioneer Natural Resources Co. (b)      101,790
 2,256 Pogo Producing Co................       96,444
 1,200 Premcor, Inc. (b)................       25,860
 2,270 Pride International, Inc. (b)....       42,721
   600 Smith International, Inc. (b)....       22,044
 2,883 Sunoco, Inc......................      108,804
 1,600 UGI Corp.........................       50,720
 3,852 United States Steel Corp.........       63,057
 9,618 Unocal Corp......................      275,940
 4,218 Valero Energy Corp...............      153,240
 1,000 Varco International, Inc. (b)....       19,600
 2,503 Vectren Corp.....................       62,700
   700 Western Gas Resources, Inc.......       27,720
   900 Westport Resources Corp. (b).....       20,475
 1,800 WGL Holdings, Inc................       48,060
 2,724 XTO Energy, Inc..................       54,780
                                         ------------
                                           17,678,408
                                         ------------
       Paper Products -- 0.58%
 1,404 Boise Cascade Corp...............       33,556
 1,946 Bowater, Inc.....................       72,878
 9,360 Georgia-Pacific Corp.............      177,372
17,884 International Paper Co...........      638,995
13,213 Kimberly-Clark Corp..............      688,926
 7,493 MeadWestvaco Corp................      185,077
 1,580 Rayonier, Inc....................       52,140
 9,100 Smurfit-Stone Container Corp. (b)      118,573
 8,162 Weyerhaeuser Co..................      440,748
                                         ------------
                                            2,408,265
                                         ------------
       Pharmaceuticals -- 1.33%
 2,007 AmerisourceBergen Corp...........      139,185
36,043 Bristol-Myers Squibb Co..........      978,567
 2,382 Human Genome Sciences, Inc. (b)..       30,299
 1,600 ICN Pharmaceuticals, Inc.........       26,816
 6,500 King Pharmaceuticals, Inc. (b)...       95,940
46,609 Merck & Co., Inc.................    2,822,175
   600 Neurocrine Biosciences, Inc. (b).       29,964
54,721 Schering-Plough Corp.............    1,017,811
 3,478 Watson Pharmaceuticals, Inc. (b).      140,407
 5,800 Wyeth............................      264,190
                                         ------------
                                            5,545,354
                                         ------------
       Photography/Imaging Technology -- 0.07%
10,630 Eastman Kodak Co.................      290,731
                                         ------------
       Publishing & Printing -- 0.44%
 2,600 Belo (A.H.) Corp.................       58,136
 9,987 Gannett Co., Inc.................      767,101
   250 Harte-Hanks, Inc.................        4,750
 2,664 Knight-Ridder, Inc...............      183,630

                    Security
Shares             Description                 Value
------             -----------              ------------
       Publishing & Printing (continued)
 1,608 Lee Enterprises, Inc................ $     60,348
   664 McClatchy Co., Class - A............       38,260
   979 McGraw-Hill Companies, Inc..........       60,698
 1,838 New York Times Co., Class - A.......       83,629
 3,922 R.R. Donnelley & Sons Co............      102,521
 2,925 Readers Digest Association, Inc.....       39,429
 1,037 Scholastic Corp. (b)................       30,882
 6,344 Tribune Co..........................      306,415
   135 Washington Post Co..................       98,942
                                            ------------
                                               1,834,741
                                            ------------
       Railroads -- 0.35%
13,830 Burlington Northern Santa Fe Corp...      393,325
 7,982 CSX Corp............................      240,178
14,480 Norfolk Southern Corp...............      278,016
 9,450 Union Pacific Corp..................      548,290
                                            ------------
                                               1,459,809
                                            ------------
       Real Estate -- 0.14%
 2,801 AMB Property Corp...................       78,904
 3,300 Catellus Development Corp. (b)......       72,600
 3,463 Kimco Realty Corp...................      131,248
   600 LNR Property Corp...................       22,440
 6,803 Plum Creek Timber Co., Inc..........      176,538
   900 Ryland Group, Inc...................       62,460
 3,060 Trizec Properties...................       34,792
                                            ------------
                                                 578,982
                                            ------------
       Real Estate Investment Trusts -- 0.97%
 3,452 Annaly Mortgage Management, Inc.....       68,729
 3,504 Apartment Investment & Management
        Co.................................      121,238
 6,800 Archstone-Smith Trust...............      163,200
 2,111 Arden Realty, Inc...................       54,780
 2,300 AvalonBay Communities, Inc..........       98,072
 2,566 Boston Properties, Inc..............      112,391
 1,758 BRE Properties, Class - A...........       58,366
 1,300 Camden Property Trust...............       45,435
 1,967 CarrAmerica Realty Corp.............       54,702
   800 CBL & Associates Properties, Inc....       34,400
   900 Centerpoint Properties Corp.........       55,125
   900 Chelsea Property Group, Inc.........       36,279
   868 Cousins Properties, Inc.............       24,217
 2,906 Crescent Real Estate Equities Co....       48,269
 2,816 Developers Diversified Realty Corp..       80,087
 5,000 Duke Realty Corp....................      137,750
15,030 Equity Office Properties Trust......      405,961
10,171 Equity Residential Properties Trust.      263,938
 1,600 Federal Realty Investment Trust.....       51,200
 1,054 Forest City Enterprises, Class - A..       43,688
 2,339 General Growth Properties, Inc......      146,047
 2,298 Health Care Property Investors, Inc.       97,320
 1,600 Healthcare Realty Trust, Inc........       46,640

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                    Security
Shares             Description                 Value
------             -----------              ------------
       Common Stocks (continued)
       SsgA Funds Management, Inc. (continued)
       Real Estate Investment Trusts (continued)
 2,150 Hospitality Properties Trust........ $     67,188
 9,349 Host Marriott Corp. (b).............       85,543
 4,800 HRPT Properties Trust...............       44,160
 3,742 iStar Financial, Inc................      136,583
 2,913 Liberty Property Trust..............      100,790
 2,000 Macerich Co.........................       70,260
 2,167 Mack-Cali Realty Corp...............       78,835
   900 Mills Corp..........................       30,195
 3,603 New Plan Excel Realty Trust.........       76,924
 1,500 Pan Pacific Retail Properties, Inc..       59,025
 6,119 ProLogis Trust......................      167,049
 3,700 Public Storage, Inc.................      125,319
 1,300 Realty Income Corp..................       49,504
 1,000 Regency Centers Corp................       34,980
 2,862 Rouse Co............................      109,042
 1,300 Shurgard Storage Centers, Class - A.       43,004
 4,900 Simon Property Group, Inc...........      191,248
 2,200 Thornburg Mortgage, Inc.............       54,340
 4,174 United Dominion Realty Trust, Inc...       71,876
 3,000 Vornado Realty Trust................      130,800
 1,700 Weinharten Realty Investors.........       71,230
                                            ------------
                                               4,045,729
                                            ------------
       Recreation -- 0.05%
   903 Blockbuster, Inc....................       15,216
 3,163 Brunswick Corp......................       79,138
 5,159 Hasbro, Inc.........................       90,231
   200 International Speedway Corp.........        7,902
   900 Regal Entertainment Group, Class - A       21,222
                                            ------------
                                                 213,709
                                            ------------
       Restaurants -- 0.29%
   810 CBRL Group, Inc.....................       31,477
47,426 McDonald's Corp.....................    1,046,217
   560 Outback Steakhouse, Inc.............       21,840
 3,582 Wendy's International, Inc..........      103,771
                                            ------------
                                               1,203,305
                                            ------------
       Retail -- 0.69%
 6,510 AutoNation, Inc. (b)................      102,337
 1,400 Barnes & Noble, Inc. (b)............       32,270
 2,300 Big Lots, Inc. (b)..................       34,592
 2,361 Borders Group, Inc. (b).............       41,577
 6,927 Circuit City Stores, Inc............       60,958
   100 Claire's Stores, Inc................        2,536
10,453 Costco Wholesale Cos. (b)...........      382,580
14,694 CVS Corp............................      411,872
 1,100 Darden Restaurants, Inc.............       20,878
 7,006 Federated Department Stores, Inc....      258,171
 5,274 Foot Locker, Inc....................       69,881

                      Security
Shares               Description                Value
------               -----------              ----------
        Retail (continued)
  1,700 Furniture Brands International,
         Inc. (b)............................ $   44,370
 10,099 J.C. Penney Co.......................    170,168
  2,000 La-Z-Boy, Inc........................     44,760
 10,713 May Department Stores, Inc...........    238,471
    400 Micheal Stores, Inc. (b).............     15,224
  1,368 Nieman Marcus Group, Inc.,
         Class - A (b).......................     50,069
    670 Pier 1 Imports, Inc..................     13,668
  1,562 Reebok International, Ltd. (b).......     52,530
    800 Regis Corp...........................     23,240
  4,000 Rite Aid Corp. (b)...................     17,800
  4,671 Saks, Inc. (b).......................     45,309
 11,161 Sears, Roebuck & Co..................    375,456
 16,471 The Limited, Inc.....................    255,301
  7,900 Toys "R" Us, Inc. (b)................     95,748
                                              ----------
                                               2,859,766
                                              ----------
        Semiconductors -- 0.05%
  8,349 Advanced Micro Devices, Inc. (b).....     53,517
  2,000 Cypress Semiconductor Corp. (b)......     24,000
    900 Emulex Corp. (b).....................     20,493
  2,100 Fairchild Semicon Intl. (b)..........     26,859
  8,372 LSI Logic Corp. (b)..................     59,274
  1,000 National Semiconductor Corp. (b).....     19,720
                                              ----------
                                                 203,863
                                              ----------
        Telecommunications -- 3.21%
 16,498 ADC Telecommunications, Inc. (b).....     38,407
  1,900 Advanced Fibre Communications,
         Inc. (b)............................     30,913
 11,598 Alltel Corp..........................    559,256
  4,000 American Tower Corp. (b).............     35,400
 29,263 AT&T Corp............................    563,313
 46,301 AT&T Wireless Services Inc. (b)......    380,131
 14,200 Avaya, Inc. (b)......................     91,732
 68,747 BellSouth Corp.......................  1,830,733
  5,376 CenturyTel, Inc......................    187,354
  7,939 Ciena Corp. (b)......................     41,203
 10,560 Citizens Communications Co. (b)......    136,118
  2,800 Comverse Technology, Inc. (b)........     42,084
 23,000 Corning, Inc. (b)....................    169,970
  1,700 Crown Castle International Corp. (b).     13,209
  1,751 Harris Corp..........................     52,618
  1,169 IDT Corp. (b)........................     20,925
  1,400 L-3 Communications Holdings, Inc. (b)     60,886
 13,800 Level 3 Communications, Inc. (b).....     91,632
154,025 Lucent Technologies, Inc. (b)........    312,671
 50,966 Motorola, Inc........................    480,609
  1,600 NTL, Inc. (b)........................     54,592
  1,112 PanAmSat Corp. (b)...................     20,494
 39,300 Qwest Communications International,
         Inc. (b)............................    187,854

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                      Security
Shares               Description                  Value
------               -----------               ------------
        Common Stocks (continued)
        SsgA Funds Management, Inc. (continued)
        Telecommunications (continued)
123,704 SBC Communications, Inc............... $  3,160,636
  5,233 Scientific-Atlanta, Inc...............      124,755
 33,459 Sprint Corp...........................      481,810
  1,244 Telephone & Data Systems, Inc.........       61,827
  9,185 Tellabs, Inc. (b).....................       60,345
    357 U.S. Cellular Corp. (b)...............        9,086
102,448 Verizon Communications, Inc...........    4,041,573
    100 West Corp. (b)........................        2,665
                                               ------------
                                                 13,344,801
                                               ------------
        Tobacco -- 0.09%
  1,500 Carolina Group........................       40,500
  3,151 R.J. Reynolds Tobacco Holdings, Inc...      117,249
  6,245 UST, Inc..............................      218,762
                                               ------------
                                                    376,511
                                               ------------
        Transportation -- 0.15%
  1,826 CNF, Inc..............................       46,344
  6,825 FedEx Corp............................      423,355
    600 J.B. Hunt Transport Services, Inc. (b)       22,650
  2,187 Ryder Systems, Inc....................       56,031
    600 Swift Transportation Co., Inc. (b)....       11,172
  1,066 Tidewater, Inc........................       31,308
    800 Werner Enterprises, Inc...............       16,960
                                               ------------
                                                    607,820
                                               ------------
        Utilities -- 2.62%
  3,471 Alliant Energy Corp...................       66,053
  5,990 Ameren Corp...........................      264,159
 14,710 American Electric Power, Inc..........      438,799
 13,300 Calpine Corp. (b).....................       87,780
 10,147 Centerpoint Energy, Inc...............       82,698
  6,527 Cinergy Corp..........................      240,128
  8,288 Consolidated Edison, Inc..............      358,705
  6,133 Constellation Energy Group, Inc.......      210,362
  6,267 Detroit Edison Co.....................      242,157
 11,938 Dominion Resources, Inc...............      767,255
  4,742 DPL, Inc..............................       75,587
  2,800 DQE, Inc..............................       42,196
 33,594 Duke Power Co., Inc...................      670,200
 10,212 Dynegy, Inc...........................       42,890
 10,626 Edison International (b)..............      174,585
 22,315 El Paso Energy Corp...................      180,305
  5,433 Energy East Corp......................      112,789
  8,394 Entergy Corp..........................      443,035
 12,025 Exelon Corp...........................      719,215
 10,297 FirstEnergy Corp......................      395,920
  6,804 Florida Power & Light, Inc............      454,847
  2,600 Great Plains Energy, Inc..............       75,088
  5,890 KeySpan Corp..........................      208,801
    651 Kinder Morgan, Inc....................       35,577

                      Security
 Shares              Description               Value
 ------              -----------            ------------
          Utilities (continued)
   15,000 Mirant Corp. (b)................. $     43,500
    2,400 National Fuel Gas Co.............       62,520
    1,609 NICOR, Inc.......................       59,710
    9,812 NiSource, Inc....................      186,428
    4,698 Northeast Utilities..............       78,645
    1,969 NSTAR............................       89,688
    2,907 OGE Energy Corp..................       62,123
    5,883 Pepco Holdings, Inc..............      112,718
   15,200 PG&E Corp. (b)...................      321,480
    1,200 Piedmont Natural Gas Co..........       46,572
    3,098 Pinnacle West Capital Corp.......      116,020
    6,508 PPL Corp.........................      279,844
    7,970 Progress Energy, Inc.............      349,883
    8,400 Public Service Enterprise Group,
           Inc.............................      354,900
    3,483 Puget Energy, Inc................       83,139
    3,068 Questar Corp.....................      102,686
   10,064 Reliant Resources, Inc. (b)......       61,692
    4,098 SCANA Corp.......................      140,479
    6,850 Sempra Energy....................      195,431
   26,902 Southern Co......................      838,267
    6,600 Teco Energy, Inc.................       79,134
      562 Texas Genco Holdings, Inc........       13,067
   12,031 TXU Corp.........................      270,096
   19,311 Williams Companies, Inc..........      152,557
    4,310 Wisconsin Energy Corp............      124,990
    1,200 WPS Resources Corp...............       48,240
   14,870 Xcel Energy, Inc.................      223,645
                                            ------------
                                              10,886,585
                                            ------------
          Waste Disposal -- 0.11%
    3,840 Allied Waste Industries, Inc. (b)       38,592
    2,490 Philadelphia Suburban Corp.......       60,706
    5,657 Republic Services, Inc. (b)......      128,244
    9,861 Waste Management, Inc............      237,552
                                            ------------
                                                 465,094
                                            ------------
          Total -- SsgA Funds
           Management, Inc.
           (cost $169,275,998).............  171,832,490
                                            ------------
          Total Common Stocks
           (cost $373,090,952).............  404,564,259
                                            ------------
          Short-Term Investments -- 1.47%
          SSgA Funds Management, Inc. -- 1.47%
          Money Market Mutual Fund -- 1.47%
6,091,946 Alliance Money Market Fund Prime
           Portfolio.......................    6,091,946
                                            ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                         Security
 Shares                 Description                  Value
 ------                 -----------                ---------
          Total Short-Term Investments
           (cost $6,091,946)...................... 6,091,946
                                                   ---------
          Commercial Paper -- 1.13%
          Institutional Capital Corp. -- 1.13%
          Commercial Paper -- 1.13%
4,700,000 United Parcel Service, 0.90%*, 7/1/03... 4,699,883
                                                   ---------
          Total Commercial Paper
           (cost $4,700,000)...................... 4,699,883
                                                   ---------
          U.S. Treasury Bills -- 0.09%
          SSgA Funds Management, Inc. -- 0.09%
  395,000 U.S. Treasury Bills, 0.90%*, 9/11/03 (c)   394,293
          Total U.S. Treasury Bill
           (cost $394,293)........................   394,293
                                                   ---------

                 Security
Shares          Description              Value
------          -----------           ------------
       Total Investments
        (cost $384,277,191) (a) --
        99.89%....................... $415,750,381
       Liabilities in excess of other
        assets -- 0.11%..............      469,873
                                      ------------
       Net Assets -- 100.00%......... $416,220,254

                                      ============

--------
(a) Cost for federal income tax purposes is $397,288,012. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 34,608,972
                   Unrealized depreciation....  (16,146,603)
                                               ------------
                   Net unrealized appreciation $ 18,462,369
                                               ============

(b) Represents non-income producing securities.
(c) Principal amount pledged as collateral for open future contracts.
*  Rate disclosed represents yield effective at purchase.

   ADR -- American Depository Receipt
   PLC -- Public Limited Company
Futures

 Number
   of                                   Market     Expiration   Unrealized
Contracts    Future Contracts Long      Value         Date         Loss
---------    ---------------------    ---------- -------------- ----------
          SSgA Funds Management, Inc.
    11    S&P Barra Value Future..... $1,304,600 September 2003 $ (53,953)
     1    S&P E-Mini MidCap Future...     48,020 September 2003      (969)
   109    S&P 500 E-Mini Future......  5,034,485 September 2003  (188,492)
                                                                ---------
          Total Unrealized Loss......                           $(243,414)

                                                                =========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments -- June 30, 2003

                   Security
Shares            Description              Value
------            -----------           ------------
        Common Stocks -- 98.07%
        Jennison Associates LLC -- 58.99%
        Advertising/Marketing -- 0.65%
 45,500 Omnicom Group, Inc............. $  3,262,350
                                        ------------
        Banking -- 0.62%
 84,200 Bank One Corp..................    3,130,556
                                        ------------
        Biotechnology -- 3.54%
176,400 Amgen, Inc. (b)................   11,720,016
 85,000 Genentech, Inc. (b)............    6,130,200
                                        ------------
                                          17,850,216
                                        ------------
        Business Services -- 1.06%
 85,000 First Data Corp................    3,522,400
 61,700 Paychex, Inc...................    1,808,427
                                        ------------
                                           5,330,827
                                        ------------
        Computer Software -- 3.04%
417,200 Microsoft Corp.................   10,684,492
158,400 SAP AG - ADR...................    4,628,448
                                        ------------
                                          15,312,940
                                        ------------
        Computer Systems/Peripherals -- 5.52%
578,900 Cisco Systems, Inc. (b)........    9,661,841
211,200 Dell Computer Corp. (b)........    6,749,952
284,400 Hewlett Packard Co.............    6,057,720
 65,300 International Business Machines
         Corp..........................    5,387,250
                                        ------------
                                          27,856,763
                                        ------------
        Consumer Products -- 0.27%
 15,500 Procter & Gamble Co............    1,382,290
                                        ------------
        E-Commerce -- 0.61%
 29,500 eBay, Inc. (b).................    3,073,310
                                        ------------
        Electronic Components & Instruments -- 1.14%
 89,500 Agilent Technologies (b).......    1,749,725
158,000 Xilinx, Inc. (b)...............    3,998,980
                                        ------------
                                           5,748,705
                                        ------------
        Energy Equipment & Services -- 1.44%
109,500 Schlumberger Ltd...............    5,208,915
 92,800 Transocean Sedco Forex, Inc....    2,038,816
                                        ------------
                                           7,247,731
                                        ------------
        Entertainment -- 1.69%
195,476 Viacom, Inc., Class - B (b)....    8,534,482
                                        ------------
        Financial Services -- 5.00%
188,900 American Express Co............    7,897,909
104,866 Citigroup, Inc.................    4,488,265
 64,700 Goldman Sachs Group, Inc.......    5,418,625
127,400 Merrill Lynch & Co.............    5,947,032
 38,100 SLM Corp.......................    1,492,377
                                        ------------
                                          25,244,208
                                        ------------

                      Security
Shares               Description                  Value
------               -----------               ------------
        Health Care -- 2.77%
147,700 Abbott Laboratories................... $  6,463,352
 52,000 Allergan, Inc.........................    4,009,200
 68,100 Johnson & Johnson.....................    3,520,770
                                               ------------
                                                 13,993,322
                                               ------------
        Hotels/Motels -- 0.65%
 85,400 Marriott International, Inc.,
         Class - A............................    3,281,068
                                               ------------
        Household Products & Personal Care -- 0.61%
 49,800 Avon Products, Inc....................    3,097,560
                                               ------------
        Insurance -- 1.58%
117,662 American International Group, Inc.....    6,492,589
 17,700 XL Capital Ltd., Class - A............    1,469,100
                                               ------------
                                                  7,961,689
                                               ------------
        Manufacturing-Diversified -- 1.36%
 53,300 3M Co.................................    6,874,634
                                               ------------
        Media -- 1.40%
 61,500 Clear Channel Communications,
         Inc. (b).............................    2,606,985
146,800 Univision Communications, Inc.,
         Class - A (b)........................    4,462,720
                                               ------------
                                                  7,069,705
                                               ------------
        Medical Equipment & Supplies -- 0.64%
 53,200 Boston Scientific Corp. (b)...........    3,250,520
                                               ------------
        Medical Products -- 1.13%
 68,700 AstraZeneca PLC, ADR..................    2,800,899
 60,900 Medtronic, Inc........................    2,921,373
                                               ------------
                                                  5,722,272
                                               ------------
        Oil & Gas -- 1.59%
 78,400 BJ Services Co. (b)...................    2,929,025
 67,400 Total Fina Elf SA - ADR...............    5,108,920
                                               ------------
                                                  8,037,945
                                               ------------
        Pharmaceuticals -- 4.19%
 79,400 Forest Laboratories, Inc., Class A (b)    4,347,150
 76,100 Gilead Sciences, Inc. (b).............    4,229,638
 78,000 MedImmune, Inc. (b)...................    2,836,860
146,296 Pfizer, Inc...........................    4,996,008
 83,300 Teva Pharmaceutical Industries,
         Ltd. - ADR...........................    4,742,269
                                               ------------
                                                 21,151,925
                                               ------------
        Publishing & Printing -- 0.42%
 46,600 New York Times Co., Class - A.........    2,120,300
                                               ------------
        Restaurants -- 1.15%
237,600 Starbucks Corp. (b)...................    5,825,952
                                               ------------
        Retail -- Specialty -- 7.16%
159,600 Bed Bath & Beyond, Inc. (b)...........    6,194,076
 49,400 Carmax, Inc. (b)......................    1,489,410
 64,700 Harley-Davidson, Inc..................    2,578,942

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                     Security
Shares              Description                Value
------              -----------             ------------
        Common Stocks (continued)
        Jennison Associates LLC (continued)
        Retail -- Specialty (continued)
146,100 Kohl's Corp. (b)................... $  7,506,618
 59,800 Lowe's Cos., Inc...................    2,568,410
157,400 Tiffany & Co.......................    5,143,832
156,700 Wal-Mart Stores, Inc...............    8,410,089
 45,500 Whole Foods Market, Inc. (b).......    2,162,615
                                            ------------
                                              36,053,992
                                            ------------
        Semiconductors -- 7.55%
289,000 Altera Corp. (b)...................    4,739,600
 62,000 Analog Devices, Inc. (b)...........    2,158,840
288,000 Applied Materials, Inc. (b)........    4,567,680
153,300 ASM Lithography Holding N.V. (b)...    1,465,548
394,500 Intel Corp.........................    8,199,289
 91,900 KLA-Tencor Corp. (b)...............    4,272,431
111,100 Novellus Systems, Inc. (b).........    4,068,593
171,600 STMicroelectronics N.V., New York
         Shares............................    3,567,564
284,900 Texas Instruments, Inc.............    5,014,240
                                            ------------
                                              38,053,785
                                            ------------
        Telecommunications -- 2.20%
332,300 Nokia Corp. - ADR..................    5,459,689
286,100 Vodafone Group PLC - ADR...........    5,621,865
                                            ------------
                                              11,081,554
                                            ------------
        Total - Jennison Associates LLC
         (cost $264,087,160)...............  297,550,601
                                            ------------
        SSgA Funds Management, Inc. -- 39.08%
        Advertising -- 0.15%
  3,300 DoubleClick, Inc. (b)..............       30,525
    906 Interpublic Group of Cos., Inc.....       12,122
  2,416 Lamar Advertising Co. (b)..........       85,067
  4,111 Monster Worldwide, Inc. (b)........       81,110
  7,919 Omnicom Group, Inc.................      567,793
                                            ------------
                                                 776,617
                                            ------------
        Aerospace/Defense -- 0.26%
  1,242 Alliant Techsystems, Inc. (b)......       64,472
 27,399 Boeing Co..........................      940,334
  3,900 Lockheed Martin Corp...............      185,523
  3,800 Rockwell Collins, Inc..............       93,594
  1,000 United Defense Industries, Inc. (b)       25,940
                                            ------------
                                               1,309,863
                                            ------------
        Apparel -- 0.36%
  3,840 Abercrombie & Fitch Co. (b)........      109,094
  3,754 Coach, Inc. (b)....................      186,724
    616 Columbia Sportswear, Inc. (b)......       31,669
 27,500 Gap, Inc...........................      515,900
  6,822 Nike, Inc., Class B................      364,909
    100 Polo Ralph Lauren Corp.............        2,579
    400 Reebok International, Ltd. (b).....       13,452

                    Security
Shares             Description                Value
------             -----------             ------------
       Apparel (continued)
 3,245 Ross Stores, Inc................... $    138,691
   900 Talbots, Inc.......................       26,505
   800 Timberland Co., Class - A (b)......       42,288
21,450 TJX Companies, Inc.................      404,118
                                           ------------
                                              1,835,929
                                           ------------
       Automotive -- 0.01%
 1,300 Navistar International Corp. (b)...       42,419
                                           ------------
       Banking -- 0.74%
 5,995 Capital One Financial Corp.........      294,834
 2,261 Commerce Bancorp, Inc..............       83,883
20,907 Fifth Third Bancorp................    1,198,808
   900 First BanCorp Puerto Rico..........       24,705
   300 First Tennessee National Corp......       13,173
 1,100 Hudson City Bancorp, Inc...........       28,127
   200 Hudson United Bancorp..............        6,830
33,356 MBNA Corp..........................      695,139
 7,800 Mellon Financial Corp..............      216,450
 1,828 North Fork Bancorp., Inc...........       62,262
   600 Northern Trust Corp................       25,074
 1,600 Popular, Inc.......................       61,744
 4,586 Providian Financial Corp. (b)......       42,466
17,211 SLM Corp...........................      674,155
 1,500 SouthTrust Corp....................       40,800
11,520 Synovus Financial Corp.............      247,680
   900 Valley National Bancorp............       23,715
   400 Westamerica Bancorp................       17,232
                                           ------------
                                              3,757,077
                                           ------------
       Biotechnology -- 1.06%
 2,420 Affymetrix, Inc. (b)...............       47,698
53,908 Amgen, Inc. (b)....................    3,581,647
 7,422 Applera Corp. - Applied Biosystems
        Group.............................      141,241
 3,335 Celgene Corp. (b)..................      101,384
 2,085 Cephalon, Inc. (b).................       85,819
 3,700 Chiron Corp. (b)...................      161,764
 8,080 Genzyme Corp. (b)..................      337,744
 8,406 Gilead Sciences, Inc. (b)..........      467,205
 2,700 Human Genome Sciences, Inc. (b)....       34,344
   900 ICOS Corp. (b).....................       33,075
 5,094 IDEC Pharmaceuticals Corp. (b).....      173,196
 2,100 ImClone Systems, Inc. (b)..........       66,402
   500 Invitrogen Corp. (b)...............       19,185
 2,011 Pharmaceutical Product Development,
        Inc. (b)..........................       57,776
 2,800 Protein Design Labs, Inc. (b)......       39,144
                                           ------------
                                              5,347,624
                                           ------------
       Business Services -- 0.49%
   675 Alliance Data Systems Corp. (b)....       15,795
 2,949 Aramark Corp. (b)..................       66,117
 1,400 Avocent Corp. (b)..................       41,902

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                      Security
Shares               Description                  Value
------               -----------               ------------
       Common Stocks (continued)
       SSgA Funds Management, Inc. (continued)
       Business Services (continued)
 1,606 BearingPoint, Inc. (b)................. $     15,498
 2,430 CDW Corp. (b)..........................      111,294
 2,313 Certegy, Inc. (b)......................       64,186
 3,439 ChoicePoint, Inc. (b)..................      118,714
 5,071 Cintas Corp............................      179,716
 3,116 Dun & Bradstreet Corp. (b).............      128,068
 7,940 Ecolab, Inc............................      203,264
 4,804 Equifax, Inc...........................      124,904
 1,811 Fair, Issac and Co., Inc...............       93,176
 1,300 Getty Images, Inc. (b).................       53,690
 1,100 Global Payments, Inc...................       39,050
   700 Hewitt Associates, Inc., Class - A (b).       16,485
   700 Interactive Data Corp. (b).............       11,830
 2,701 Iron Mountain, Inc. (b)................      100,180
 2,300 Manpower, Inc..........................       85,307
13,799 Paychex, Inc...........................      404,448
 6,600 Pitney Bowes, Inc......................      253,506
 2,155 Quintiles Transnational Corp. (b)......       30,579
 6,149 Robert Half International, Inc. (b)....      116,462
 1,600 The Corporate Executive Board Co. (b)..       64,848
 2,803 The Reynolds & Reynolds Co.............       80,054
 1,744 Viad Corp..............................       39,048
   700 West Corp. (b).........................       18,655
                                               ------------
                                                  2,476,776
                                               ------------
       Casinos/Gaming -- 0.12%
 2,900 Harrah's Entertainment, Inc. (b).......      116,696
 3,590 International Game Technology,
        Inc. (b)..............................      367,365
 1,000 Mandalay Resort Group..................       31,850
   940 MGM Mirage, Inc. (b)...................       32,129
 1,500 Station Casinos, Inc. (b)..............       37,875
   500 Wynn Resorts, Ltd. (b).................        8,845
                                               ------------
                                                    594,760
                                               ------------
       Chemicals -- 0.11%
   100 Cabot Corp.............................        2,870
 4,500 E.I. du Pont de Nemours & Co...........      187,380
 1,800 International Flavors & Fragrance, Inc.       57,474
 2,100 Praxair, Inc...........................      126,210
 1,300 Sigma-Aldrich Corp.....................       70,434
 3,900 The Dow Chemical Co....................      120,744
                                               ------------
                                                    565,112
                                               ------------
       Communications Equipment -- 0.13%
14,895 ADC Telecommunications, Inc. (b).......       34,676
   800 ADTRAN, Inc. (b).......................       41,032
 1,400 Advanced Fibre Communications,
        Inc. (b)..............................       22,778
 3,600 American Tower Corp., Class - A (b)....       31,860
 9,280 Ciena Corp. (b)........................       48,163

                     Security
Shares              Description                 Value
------              -----------              ------------
        Communications Equipment (continued)
  3,305 Comverse Technology, Inc. (b)....... $     49,674
  1,600 Crown Castle International Corp. (b)       12,432
  4,200 Foundry Networks, Inc. (b)..........       60,480
    900 Harris Corp.........................       27,045
  2,300 InterDigital Communications
         Corp. (b)..........................       53,751
 13,930 Juniper Networks, Inc. (b)..........      172,314
  1,600 L-3 Communications Holdings,
         Inc. (b)...........................       69,584
  6,948 Tellabs, Inc. (b)...................       45,648
                                             ------------
                                                  669,437
                                             ------------
        Computer Hardware -- 2.57%
  6,407 Brocade Communications Systems,
         Inc. (b)...........................       37,737
293,271 Cisco Systems, Inc. (b).............    4,894,693
 95,231 Dell Computer Corp. (b).............    3,043,583
 91,373 EMC Corp. (b).......................      956,675
  2,500 Emulex Corp. (b)....................       56,925
 33,798 International Business Machines
         Corp...............................    2,788,335
  2,788 Jack Henry & Associates, Inc........       49,599
  4,874 Lexmark International, Inc. (b).....      344,933
  3,000 Maxtor Corp. (b)....................       22,530
  4,300 McDATA Corp., Class - A (b).........       63,081
  1,300 National Instruments Corp. (b)......       49,114
 12,637 Network Appliance, Inc. (b).........      204,846
  2,500 SanDisk Corp. (b)...................      100,875
 14,636 Solectron Corp. (b).................       54,739
  1,800 Storage Technology Corp. (b)........       46,332
  8,488 Symbol Technologies, Inc............      110,429
  8,300 Western Digital Corp. (b)...........       85,490
  4,600 Xerox Corp. (b).....................       48,714
                                             ------------
                                               12,958,630
                                             ------------
        Computer Services -- 1.25%
  1,800 Acxiom Corp. (b)....................       27,162
  4,095 Affiliated Computer Services, Inc.,
         Class - A (b)......................      187,264
  9,200 Amazon.Com, Inc. (b)................      335,708
 23,550 Automatic Data Processing, Inc......      797,403
  3,000 Ceridian Corp. (b)..................       50,910
  2,600 Cognizant Tech Solutions Corp. (b)..       63,336
  2,951 DST Systems, Inc. (b)...............      112,138
  8,799 eBay, Inc. (b)......................      916,680
  1,530 Expedia, Inc., Class - A (b)........      116,861
    800 FactSet Research Systems, Inc.......       35,240
 31,298 First Data Corp.....................    1,296,988
  7,660 Fiserv, Inc. (b)....................      272,773
  1,900 GTECH Holdings Corp. (b)............       71,535
 10,114 IMS Health, Inc.....................      181,951
  8,981 InterActiveCorp (b).................      355,378
  2,300 NetScreen Technologies, Inc. (b)....       51,865

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                    Security
Shares             Description                Value
------             -----------             ------------
        Common Stocks (continued)
        SSgA Funds Management, Inc. (continued)
        Computer Services (continued)
  3,324 RealNetworks, Inc. (b)............ $     22,537
 11,045 SunGard Data Systems, Inc. (b)....      286,176
  1,603 Total System Services, Inc........       35,747
  9,511 Unisys Corp. (b)..................      116,795
  6,063 Verisign, Inc. (b)................       83,851
 10,797 WebMD Corp. (b)...................      116,932
 20,839 Yahoo!, Inc. (b)..................      682,686
  1,000 Zebra Technologies Corp.,
         Class - A (b)....................       75,190
                                           ------------
                                              6,293,106
                                           ------------
        Computer Software -- 2.94%
  9,686 Adobe Systems, Inc................      310,630
    300 Autodesk, Inc.....................        4,848
 15,393 BEA Systems, Inc. (b).............      167,168
  8,811 BMC Software, Inc. (b)............      143,884
  2,815 Cadence Design Systems, Inc. (b)..       33,949
  6,929 Citrix Systems, Inc. (b)..........      141,074
 15,100 Computer Associates International,
         Inc..............................      336,428
    874 Compuware Corp. (b)...............        5,043
    762 Convergys Corp. (b)...............       12,192
  4,678 Electronic Arts, Inc. (b).........      346,125
  7,724 Intuit, Inc. (b)..................      343,950
  4,500 J.D. Edwards & Co. (b)............       64,485
    800 Leapfrog Enterprises, Inc. (b)....       25,448
  2,600 Macromedia, Inc. (b)..............       54,704
  3,077 Mercury Interactive Corp. (b).....      118,803
373,648 Microsoft Corp....................    9,569,126
  5,800 Network Associates, Inc. (b)......       73,544
  6,900 Novell, Inc. (b)..................       21,252
161,888 Oracle Corp. (b)..................    1,945,894
  2,400 PeopleSoft, Inc. (b)..............       42,216
  5,300 Red Hat, Inc. (b).................       40,121
  9,838 Siebel Systems, Inc. (b)..........       93,855
  6,197 Symantec Corp. (b)................      271,800
  2,860 Synopsys, Inc. (b)................      176,891
 17,328 Veritas Software Corp. (b)........      496,794
                                           ------------
                                             14,840,224
                                           ------------
        Conglomerates -- 2.53%
 27,160 Corning, Inc. (b).................      200,712
  1,600 Dover Corp........................       47,936
417,594 General Electric Co...............   11,976,596
  7,813 United Technologies Corp..........      553,395
                                           ------------
                                             12,778,639
                                           ------------
        Construction Services -- 0.13%
  2,538 American Standard Companies.,
         Inc. (b).........................      187,634
    900 Centex Corp.......................       70,011

                    Security
Shares             Description                Value
------             -----------             ------------
        Construction Services (continued)
    400 D. R. Horton, Inc................. $     11,240
    200 Fluor Corp........................        6,728
  1,000 HON INDUSTRIES, Inc...............       30,500
    300 Hovnanian Enterprises, Inc.,
         Class - A (b)....................       17,685
  1,700 Jacobs Engineering Group, Inc. (b)       71,655
    300 Lennar Corp.......................       21,450
  6,500 Masco Corp........................      155,025
    221 NVR, Inc. (b).....................       90,831
    200 Vulcan Materials Co...............        7,414
                                           ------------
                                                670,173
                                           ------------
        Consumer Products -- 1.26%
    200 Alberto-Culver Co., Class - B.....       10,220
  1,800 Autoliv, Inc......................       48,744
  3,200 Black & Decker Corp...............      139,040
  1,000 Church & Dwight Co., Inc..........       32,730
  3,600 Clorox Co.........................      153,540
 20,059 Colgate-Palmolive Co..............    1,162,419
    800 Energizer Holdings, Inc. (b)......       25,120
  6,413 Kimberly-Clark Corp...............      334,374
  3,304 Maytag Corp.......................       80,684
  7,400 Newell Rubbermaid, Inc............      207,200
 34,592 Procter & Gamble Co...............    3,084,914
  2,387 The Dial Corp.....................       46,427
  3,955 The Estee Lauder Cos., Inc.,
         Class - A........................      132,611
 25,858 The Gillette Co...................      823,836
    200 The Scotts Co., Class - A (b).....        9,900
    100 The Valspar Corp..................        4,222
  1,747 Weight Watchers International,
         Inc. (b).........................       79,471
                                           ------------
                                              6,375,452
                                           ------------
        Department Stores -- 1.60%
  2,255 Big Lots, Inc. (b)................       33,915
 11,974 Kohl's Corp. (b)..................      615,224
 38,070 Target Corp.......................    1,440,569
111,035 Wal-Mart Stores, Inc..............    5,959,249
                                           ------------
                                              8,048,957
                                           ------------
        Drugs -- 6.50%
 65,204 Abbott Laboratories...............    2,853,327
  5,471 Allergan, Inc.....................      421,814
    500 American Pharmaceuticals Partners,
         Inc. (b).........................       16,950
  3,900 Amylin Pharmaceuticals, Inc. (b)..       85,371
  2,300 Andrx Corp. (b)...................       45,770
  1,935 Barr Laboratories, Inc. (b).......      126,743
  6,164 Biogen, Inc. (b)..................      234,232
 40,620 Bristol-Myers Squibb Co...........    1,102,833
 40,333 Eli Lilly & Co....................    2,781,767
  1,400 Endo Pharmaceuticals Holdings,
         Inc. (b).........................       23,688

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                       Security
Shares                Description                   Value
------                -----------                ------------
        Common Stocks (continued)
        SSgA Funds Management, Inc. (continued)
        Drugs (continued)
    500 Eon Labs, Inc. (b)...................... $     17,575
 14,242 Forest Laboratories, Inc., Class - A (b)      779,750
  8,587 Genentech, Inc. (b).....................      619,294
  1,200 ICN Pharmaceuticals, Inc................       20,112
  5,675 IVAX Corp. (b)..........................      101,299
124,069 Johnson & Johnson.......................    6,414,368
  2,799 King Pharmaceuticals, Inc. (b)..........       41,313
  1,081 Medicis Pharmaceutical Corp.,
         Class - A..............................       61,293
 10,504 MedImmune, Inc. (b).....................      382,030
 41,391 Merck & Co., Inc........................    2,506,225
  5,551 Millennium Pharmaceuticals, Inc. (b)....       87,317
  7,612 Mylan Laboratories, Inc.................      264,669
    500 Neurocrine Biosciences, Inc. (b)........       24,970
329,828 Pfizer, Inc.............................   11,263,627
  1,400 Pharmaceutical Resources, Inc. (b)......       68,124
  3,300 Sepracor, Inc. (b)......................       59,499
  3,403 SICOR, Inc. (b).........................       69,217
    605 Watson Pharmaceuticals, Inc. (b)........       24,424
 48,966 Wyeth Corp..............................    2,230,401
                                                 ------------
                                                   32,728,002
                                                 ------------
        Electric Utilities -- 0.02%
 16,330 AES Corp. (b)...........................      103,696
                                                 ------------
        Electronic Components & Instruments -- 0.19%
  2,575 Beckman Coulter, Inc....................      104,648
  4,506 Danaher Corp............................      306,633
  1,100 Delphi Corp.............................        9,493
  1,033 Harman International Industries, Inc....       81,752
    900 MEMC Electronic Materials, Inc. (b).....        8,820
  1,444 Mettler-Toledo International, Inc. (b)..       52,923
  1,855 Millipore Corp. (b).....................       82,306
  3,900 Pall Corp...............................       87,750
  1,989 PerkinElmer, Inc........................       27,468
  1,400 Thermo Electron Corp. (b)...............       29,428
  5,210 Waters Corp. (b)........................      151,767
                                                 ------------
                                                      942,988
                                                 ------------
        Electronic Equipment -- 0.25%
  1,007 Agilent Technologies, Inc. (b)..........       19,687
    500 AMETEK, Inc.............................       18,325
    800 Amphenol Corp., Class - A (b)...........       37,456
    800 Arrow Electronics, Inc. (b).............       12,192
  2,800 Emerson Electric Co.....................      143,080
  1,755 Fisher Scientific International,
         Inc. (b)...............................       61,250
 18,400 General Motors Corp., Class - H (b).....      235,703
  1,719 Integrated Device Technology,
         Inc. (b)...............................       18,995
  5,755 Jabil Circuit, Inc. (b).................      127,186

                      Security
Shares               Description                  Value
------               -----------               ------------
       Electronic Equipment (continued)
56,500 JDS Uniphase Corp. (b)................. $    198,315
 4,751 Molex, Inc.............................      128,229
   200 Pentair, Inc...........................        7,812
 1,600 Polycom, Inc. (b)......................       22,176
 9,517 Sanmina Corp. (b)......................       60,052
   600 Tektronix, Inc. (b)....................       12,960
 7,712 Teradyne, Inc. (b).....................      133,495
                                               ------------
                                                  1,236,913
                                               ------------
       Energy -- 0.04%
   900 CONSOL Energy, Inc.....................       20,466
 3,180 Kinder Morgan, Inc.....................      173,787
                                               ------------
                                                    194,253
                                               ------------
       Entertainment -- 0.10%
   400 Blockbuster, Inc.......................        6,740
 1,000 International Speedway Corp., Class - A       39,510
 1,200 Marvel Enterprises, Inc. (b)...........       22,920
21,600 The Walt Disney Co.....................      426,600
                                               ------------
                                                    495,770
                                               ------------
       Financial Services -- 1.56%
   800 A.G. Edwards, Inc......................       27,360
   200 Ambac Financial Group, Inc.............       13,250
35,680 American Express Co....................    1,491,781
 1,921 AmeriCredit Corp. (b)..................       16,425
 9,700 Ameritrade Holding Corp. (b)...........       71,877
 4,797 Bank of New York Co., Inc..............      137,914
   800 BlackRock, Inc. (b)....................       36,032
44,159 Charles Schwab Corp....................      445,564
 1,300 CheckFree Corp. (b)....................       36,192
20,291 Concord EFS, Inc. (b)..................      298,684
 2,376 Doral Financial Corp...................      106,088
 6,900 E*Trade Group, Inc. (b)................       58,650
 2,886 Eaton Vance Corp.......................       91,198
40,934 Fannie Mae.............................    2,760,588
 3,120 Federated Investors, Inc...............       85,550
 6,661 Freddie Mac............................      338,179
 2,200 Friedman, Billings, Ramsey Group,
        Inc...................................       29,480
 7,472 H & R Block, Inc.......................      323,164
 2,767 Investors Financial Services Corp......       80,271
   100 Jefferies Group, Inc...................        4,979
   584 LaBranche & Co., Inc...................       12,083
 2,300 Legg Mason, Inc........................      149,385
 5,205 Moody's Corp...........................      274,356
 3,800 Morgan Stanley Dean Witter & Co........      162,450
 1,976 Neuberger Berman, Inc..................       78,862
 4,066 New York Community Bancorp, Inc........      118,280
   800 Nuveen Investments, Class A............       21,792
 3,100 SEI Investments Co.....................       99,200
 3,100 T. Rowe Price Group, Inc...............      117,025
 1,773 TCF Financial Corp.....................       70,636

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                   Security
Shares            Description                Value
------            -----------             ------------
       Common Stocks (continued)
       SSgA Funds Management, Inc. (continued)
       Financial Services (continued)
   200 The Chicago Mercantile Exchange... $     13,926
 3,143 Waddell & Reed Financial, Inc.....       80,681
 4,100 Wells Fargo & Co..................      206,640
                                          ------------
                                             7,858,542
                                          ------------
       Food & Beverages -- 2.27%
34,907 Anheuser-Busch Cos., Inc..........    1,782,002
   214 Brown-Forman Corp., Class - B.....       16,825
 4,200 Campbell Soup Co..................      102,900
76,352 Coca-Cola Co......................    3,543,495
 2,400 Coca-Cola Enterprises, Inc........       43,560
   767 Constellation Brands, Inc. (b)....       24,084
 3,600 Del Monte Foods Co. (b)...........       31,824
   700 Dreyers Grand Ice Cream Holdings..       54,964
 7,891 General Mills, Inc................      374,112
 6,100 H.J. Heinz Co.....................      201,178
 2,085 Hershey Foods Corp................      145,241
 5,000 Kellogg Co........................      171,850
 3,760 McCormick & Co., Inc..............      102,272
 5,939 Pepsi Bottling Group, Inc.........      118,899
63,578 PepsiCo, Inc......................    2,829,221
 1,300 Performance Food Group Co. (b)....       48,100
13,300 Sara Lee Corp.....................      250,173
16,281 Starbucks Corp. (b)...............      399,210
27,140 Sysco Corp........................      815,286
   142 Tootsie Roll Industries, Inc......        4,330
 2,088 Whole Foods Market, Inc. (b)......       99,243
 5,600 William Wrigley Jr., Co...........      314,888
                                          ------------
                                            11,473,657
                                          ------------
       Forest Products & Papers -- 0.04%
 3,970 Avery Dennison Corp...............      199,294
                                          ------------
       Health Care -- 0.87%
 2,969 AdvancePCS (b)....................      113,505
 2,300 Aetna, Inc........................      138,460
 2,441 AmerisourceBergen Corp............      169,283
 2,305 Anthem, Inc. (b)..................      177,831
 2,300 Apria Healthcare Group, Inc. (b)..       57,224
18,630 Cardinal Health, Inc..............    1,197,909
10,900 Caremark Rx, Inc. (b).............      279,912
   980 Community Health Systems, Inc. (b)       18,904
 1,880 Coventry Health Care, Inc. (b)....       86,781
 2,295 DaVita, Inc. (b)..................       61,460
 2,536 Express Scripts, Inc. (b).........      173,260
16,258 HCA, Inc..........................      520,906
 9,950 Health Management Associates, Inc.      183,578
 2,900 Health Net, Inc. (b)..............       95,555
 5,700 Laboratory Corp. of America
        Holdings (b).....................      171,855
 4,060 Lincare Holdings, Inc. (b)........      127,931

                      Security
Shares               Description                  Value
------               -----------               ------------
       Health Care (continued)
   633 Manor Care, Inc. (b)................... $     15,831
 6,510 McKesson Corp..........................      232,667
 1,917 Mid Atlantic Medical Services, Inc. (b)      100,259
 1,960 Omnicare, Inc..........................       66,228
 3,068 Quest Diagnostics, Inc. (b)............      195,738
 1,204 Renal Care Group, Inc. (b).............       42,393
 3,424 Tenet Healthcare Corp. (b).............       39,890
 1,400 Triad Hospitals, Inc. (b)..............       34,748
 1,900 Universal Health Services (b)..........       75,278
   100 WellChoice, Inc. (b)...................        2,928
                                               ------------
                                                  4,380,314
                                               ------------
       Hotels/Motels -- 0.10%
 9,700 Cendant Corp. (b)......................      177,704
 7,000 Hilton Hotels Corp.....................       89,530
 4,708 Marriott International, Inc., Class A..      180,881
 2,029 Starwood Hotels & Resorts Worldwide,
        Inc...................................       58,009
                                               ------------
                                                    506,124
                                               ------------
       Industrial Services -- 0.48%
14,456 3M Co..................................    1,864,535
 1,400 Donaldson Co., Inc.....................       62,230
 2,487 Fastenal Co............................       84,409
 3,130 Gentex Corp. (b).......................       95,809
 1,900 Graco, Inc.............................       60,800
 3,654 ITT Industries, Inc....................      239,191
   700 MSC Industrial Direct Co., Inc.,
        Class - A (b).........................       12,530
   600 SPX Corp. (b)..........................       26,436
                                               ------------
                                                  2,445,940
                                               ------------
       Insurance -- 1.39%
13,633 AFLAC, Inc.............................      419,215
48,899 American International Group, Inc......    2,698,246
 3,769 Arthur J. Gallagher & Co...............      102,517
 2,054 Brown & Brown, Inc.....................       66,755
   100 Erie Indemnity Co., Class - A..........        4,125
 3,756 First Health Group Corp. (b)...........      103,666
 1,100 HCC Insurance Holdings, Inc............       32,527
   130 Markel Corp. (b).......................       33,280
22,349 Marsh & McLennan Cos., Inc.............    1,141,363
 3,460 Oxford Health Plans, Inc. (b)..........      145,424
   400 Radian Group, Inc......................       14,660
 8,100 The Progressive Corp...................      592,110
   100 Transatlantic Holding, Inc.............        6,915
23,296 UnitedHealth Group, Inc................    1,170,624
   100 W.R. Berkley Corp......................        5,270
 5,704 Wellpoint Health Networks, Inc. (b)....      480,847
                                               ------------
                                                  7,017,544
                                               ------------
       Machinery -- 0.09%
 7,000 Illinois Tool Works, Inc...............      460,950
                                               ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                       Security
Shares                Description                   Value
------                -----------                ------------
       Common Stocks (continued)
       SSgA Funds Management, Inc. (continued)
       Media -- 0.89%
   900 Belo (A.H.) Corp......................... $     20,124
 2,900 Cablevision Systems-New York Group -
        Class - A (b)...........................       60,204
10,200 Clear Channel Communications,
        Inc. (b)................................      432,378
39,300 Comcast Corp., Class - A (b).............    1,186,075
 2,800 Cox Communications, Inc.,
        Class - A (b)...........................       89,320
   800 Cox Radio, Inc. (b)......................       18,488
 1,716 Dow Jones & Co., Inc.....................       73,839
 9,520 EchoStar Communications Corp. (b)........      329,582
 1,414 Entercom Communications Corp. (b)........       69,300
   800 Entravision Communications Corp.,
        Class A (b).............................        9,080
 3,200 Fox Entertainment Group, Inc. (b)........       92,096
   747 Gemstar - TV Guide International,
        Inc. (b)................................        3,802
 1,552 Hispanic Broadcasting Corp.,
        Class A (b).............................       39,498
38,000 Liberty Media Corp., Class - A (b).......      439,280
   800 Meredith Corp............................       35,200
   889 Pixar Animation Studios, Inc. (b)........       54,087
 1,500 Radio One, Inc. (b)......................       26,655
 1,248 The E.W. Scripps Co......................      110,723
   400 UnitedGlobalCom, Inc. (b)................        2,068
 4,500 Univision Communications, Inc. (b).......      136,800
25,611 Viacom, Inc., Class - B (b)..............    1,118,176
 3,558 Westwood One, Inc. (b)...................      120,723
                                                 ------------
                                                    4,467,498
                                                 ------------
       Medical Products -- 1.46%
   200 Apogent Technologies, Inc. (b)...........        4,000
   100 Bausch & Lomb, Inc.......................        3,750
24,937 Baxter International, Inc................      648,362
 8,488 Becton, Dickinson & Co...................      329,759
   700 Bio-Rad Laboratories, Class - A (b)......       38,745
10,768 Biomet, Inc..............................      308,611
13,487 Boston Scientific Corp. (b)..............      824,056
 1,900 C.R. Bard, Inc...........................      135,489
 1,931 Charles River Laboratories International,
        Inc. (b)................................       62,140
 3,245 Dentsply International, Inc..............      132,721
 2,500 Edwards Lifesciences Corp. (b)...........       80,350
12,891 Guidant Corp.............................      572,231
 1,100 Henry Schein, Inc. (b)...................       57,574
   700 Hillenbrand Industry, Inc................       35,315
 1,300 IDEXX Laboratories, Inc. (b).............       43,784
50,956 Medtronic, Inc...........................    2,444,358
 2,496 Patterson Dental Co. (b).................      113,268
 1,200 ResMed, Inc. (b).........................       47,040
 1,400 Respironics, Inc. (b)....................       52,528

                     Security
Shares              Description                 Value
------              -----------              ------------
       Medical Products (continued)
 7,510 St. Jude Medical, Inc. (b)........... $    431,825
 2,719 STERIS Corp. (b).....................       62,782
 5,730 Stryker Corp.........................      397,490
 2,900 Varian Medical Systems, Inc. (b).....      166,953
 8,170 Zimmer Holdings, Inc. (b)............      368,059
                                             ------------
                                                7,361,190
                                             ------------
       Metals -- 0.04%
 4,700 Freeport-McMoRan Copper & Gold, Inc.,
        Class - B...........................      115,150
 1,600 Phelps Dodge Corp. (b)...............       61,344
   300 Southern Peru Copper Corp............        4,590
   800 Timken Co............................       14,008
 1,300 Worthington Industries, Inc..........       17,420
                                             ------------
                                                  212,512
                                             ------------
       Mining -- 0.06%
 9,381 Newmont Mining Corp..................      304,507
                                             ------------
       Oil & Gas -- 0.46%
 4,540 Anadarko Petroleum Corp..............      201,894
10,810 Baker Hughes, Inc....................      362,892
 6,200 BJ Services Co. (b)..................      231,632
 6,400 Chesapeake Energy Corp...............       64,640
 1,779 Cooper Cameron Corp. (b).............       89,626
 1,000 Diamond Offshore Drilling, Inc.......       20,990
 2,300 Ensco International, Inc.............       61,870
 4,800 EOG Resources, Inc...................      200,832
 2,400 FMC Technologies, Inc. (b)...........       50,520
 3,855 Grant Prideco, Inc. (b)..............       45,296
16,600 Halliburton Co.......................      381,801
 4,000 Key Energy Services, Inc. (b)........       42,880
 1,947 National-Oilwell, Inc. (b)...........       42,834
   806 Newfield Exploration Co. (b).........       30,265
   940 Noble Energy, Inc....................       35,532
 3,348 Patterson-UTI Energy, Inc. (b).......      108,475
   600 Pioneer Natural Resources Co. (b)....       15,660
 2,014 Pride International, Inc. (b)........       37,903
 2,046 Rowan Companies, Inc. (b)............       45,830
 2,860 Smith International, Inc. (b)........      105,076
 2,600 Varco International, Inc. (b)........       50,960
   300 Westport Resources Corp. (b).........        6,825
 4,048 XTO Energy, Inc......................       81,405
                                             ------------
                                                2,315,638
                                             ------------
       Packaging -- 0.07%
 2,000 Ball Corp............................       91,020
 3,700 Pactiv Corp. (b).....................       72,927
 3,546 Sealed Air Corp. (b).................      169,002
                                             ------------
                                                  332,949
                                             ------------
       Publishing & Printing -- 0.17%
 2,056 Harte-Hanks, Inc.....................       39,064
 2,000 John Wiley & Sons, Inc...............       52,400

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                   Security
Shares            Description                Value
------            -----------             ------------
       Common Stocks (continued)
       SSgA Funds Management, Inc. (continued)
       Publishing & Printing (continued)
   500 Knight-Ridder, Inc................ $     34,465
 6,913 McGraw-Hill Cos., Inc.............      428,606
 3,900 New York Times Co., Class - A.....      177,450
   100 Scholastic Corp. (b)..............        2,978
   100 The Washington Post Co., Class - B       73,290
 1,400 Tribune Co........................       67,620
                                          ------------
                                               875,873
                                          ------------
       Real Estate -- 0.01%
 1,000 Clayton Homes, Inc................       12,550
   200 IndyMac Bancorp, Inc..............        5,084
   200 LNR Property Corp.................        7,480
 1,363 The St. Joe Co....................       42,526
                                          ------------
                                                67,640
                                          ------------
       Real Estate Investment Trusts -- 0.01%
   400 Chelsea Property Group, Inc.......       16,124
   400 Cousins Properties, Inc...........       11,160
   400 The Mills Corp....................       13,420
                                          ------------
                                                40,704
                                          ------------
       Rental & Leasing -- 0.02%
 1,000 Rent-A-Center, Inc. (b)...........       75,810
                                          ------------
       Restaurants -- 0.21%
 2,295 Applebee's International, Inc.....       72,132
 4,100 Brinker International, Inc. (b)...      147,682
 1,200 CBRL Group, Inc...................       46,632
 5,771 Darden Restaurants, Inc...........      109,534
 2,332 Krispy Kreme Doughnuts, Inc. (b)..       96,032
 2,000 Outback Steakhouse, Inc...........       78,000
 2,496 Ruby Tuesday, Inc.................       61,726
 1,922 The Cheesecake Factory, Inc. (b)..       68,981
   718 Wendy's International, Inc........       20,800
12,200 YUM! Brands, Inc. (b).............      360,631
                                          ------------
                                             1,062,150
                                          ------------
       Retail -- Specialty -- 2.09%
 1,600 99 Cents Only Stores (b)..........       54,912
 1,000 Advance Auto Parts, Inc. (b)......       60,900
 2,740 AutoZone, Inc. (b)................      208,158
 1,500 Avon Products, Inc................       93,300
   300 Barnes & Noble, Inc. (b)..........        6,915
12,369 Bed Bath & Beyond, Inc. (b).......      480,041
10,922 Best Buy Co., Inc. (b)............      479,694
   700 Borders Group, Inc. (b)...........       12,327
 4,351 CarMax, Inc. (b)..................      131,183
 3,534 Chico's FAS, Inc. (b).............       74,391
 1,500 Claire's Stores, Inc..............       38,040
 7,300 Costco Wholesale Corp. (b)........      267,180
11,900 Dollar General Corp...............      217,294
 4,772 Dollar Tree Stores, Inc. (b)......      151,416

                      Security
Shares               Description                  Value
------               -----------               ------------
        Retail -- Specialty (continued)
  6,305 Family Dollar Stores, Inc............. $    240,536
 12,637 Harley-Davidson, Inc..................      503,711
  3,046 Herman Miller, Inc....................       61,560
 95,800 Home Depot, Inc.......................    3,172,895
    100 La-Z-Boy, Inc.........................        2,238
  2,980 Leggett & Platt, Inc..................       61,090
 31,789 Lowe's Cos., Inc......................    1,365,337
 18,400 Mattel, Inc...........................      348,128
  2,232 Michaels Stores, Inc. (b).............       84,950
  1,300 O'Reilly Automotive, Inc. (b).........       43,407
  5,890 PETsMART, Inc. (b)....................       98,186
  2,900 Pier 1 Imports, Inc...................       59,160
  6,989 RadioShack Corp.......................      183,881
  1,000 Regis Corp............................       29,050
 13,700 Rite Aid Corp. (b)....................       60,965
 19,800 Staples, Inc. (b).....................      363,330
  4,581 Tiffany & Co..........................      149,707
 42,822 Walgreen Co...........................    1,288,941
    700 Whirlpool Corp........................       44,590
  3,473 Williams-Sonoma, Inc. (b).............      101,412
                                               ------------
                                                 10,538,825
                                               ------------
        Schools -- 0.15%
  5,340 Apollo Group, Inc., Class - A (b).....      329,799
  1,900 Career Education Corp. (b)............      129,998
  1,800 Corinthian Colleges, Inc. (b).........       87,426
  2,400 DeVry, Inc. (b).......................       55,896
  1,300 Education Management Corp. (b)........       69,134
  1,800 ITT Educational Services, Inc. (b)....       52,650
    599 University of Phoenix Online (b)......       30,369
                                               ------------
                                                    755,272
                                               ------------
        Semiconductors -- 2.48%
  5,027 Advanced Micro Devices, Inc. (b)......       32,223
 68,500 Agere Systems, Inc., Class - B (b)....      157,550
 15,995 Altera Corp. (b)......................      262,318
  3,800 Amkor Technology, Inc. (b)............       49,932
 15,227 Analog Devices, Inc. (b)..............      530,204
 69,152 Applied Materials, Inc. (b)...........    1,096,751
  5,700 Applied Micro Circuits Corp. (b)......       34,485
  7,613 Atmel Corp. (b).......................       19,261
  8,541 Broadcom Corp., Class - A (b).........      212,756
  3,100 Cree, Inc. (b)........................       50,468
  3,043 Cypress Semiconductor Corp. (b).......       36,516
  1,584 Fairchild Semiconductor International,
         Inc. (b).............................       20,259
  2,523 Integrated Circuit Systems, Inc. (b)..       79,298
272,986 Intel Corp............................    5,673,741
  1,271 International Rectifier Corp. (b).....       34,088
  2,573 Intersil Corp., Class - A (b).........       68,468
  8,000 KLA-Tencor Corp. (b)..................      371,920
  5,299 Lam Research Corp. (b)................       96,495
 13,064 Linear Technology Corp................      420,791

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                      Security
Shares               Description                  Value
------               -----------               ------------
       Common Stocks (continued)
       SSgA Funds Management, Inc. (continued)
       Semiconductors (continued)
 5,450 LSI Logic Corp. (b).................... $     38,586
13,538 Maxim Integrated Products, Inc.........      462,864
 8,462 Microchip Technology, Inc..............      208,419
10,300 Micron Technology, Inc. (b)............      119,789
 2,367 Mindspeed Technologies, Inc. (b).......        6,390
 6,500 National Semiconductor Corp. (b).......      128,180
 5,117 Novellus Systems, Inc. (b).............      187,390
 6,300 NVIDIA Corp. (b).......................      144,963
 7,087 PMC-Sierra, Inc. (b)...................       83,131
 3,900 QLogic Corp. (b).......................      188,487
 3,500 Rambus, Inc. (b).......................       57,995
 1,200 Silicon Laboratories, Inc. (b).........       31,968
72,295 Texas Instruments, Inc.................    1,272,392
14,095 Xilinx, Inc. (b).......................      356,744
                                               ------------
                                                 12,534,822
                                               ------------
       Telecommunications -- 0.58%
41,814 AT&T Wireless Services, Inc. (b).......      343,293
 1,000 IDT Corp. (b)..........................       17,900
39,567 Motorola, Inc..........................      373,117
34,237 Nextel Communications, Inc.,
        Class - A (b).........................      619,005
 3,200 Nextel Partners, Inc. (b)..............       23,360
32,960 QUALCOMM, Inc..........................    1,178,320
13,289 Qwest Communications International,
        Inc. (b)..............................       63,521
32,715 Sprint Corp. - PCS Group (b)...........      188,111
   700 Telephone and Data Systems, Inc........       34,790
   200 United States Cellular Corp. (b).......        5,090
 2,914 UTStarcom, Inc. (b)....................      103,651
                                               ------------
                                                  2,950,158
                                               ------------
       Textile Products -- 0.01%
   653 Mohawk Industries Co. (b)..............       36,261
                                               ------------
       Tobacco -- 0.18%
19,923 Altria Group, Inc......................      905,301
                                               ------------
       Transportation & Shipping -- 0.50%
 2,957 C.H. Robinson Worldwide, Inc...........      105,151
 4,064 Expeditors International of Washington,
        Inc...................................      140,777
 4,800 FedEx Corp.............................      297,744
   500 J.B. Hunt Transport Services, Inc. (b).       18,875
 2,385 JetBlue Airways Corp. (b)..............      100,862
   947 Polaris Industries, Inc................       58,146
21,000 Southwest Airlines Co..................      361,200
 1,400 Swift Transportation Co., Inc. (b).....       26,068
   981 Tidewater, Inc.........................       28,812
21,441 United Parcel Service, Inc., Class - B.    1,365,791
   700 Werner Enterprises, Inc................       14,840
                                               ------------
                                                  2,518,266
                                               ------------

                       Security
 Shares               Description                 Value
 ------               -----------              ------------
          Waste Disposal -- 0.08%
    2,961 Allied Waste Industries, Inc. (b)... $     29,758
    1,400 Stericycle, Inc. (b)................       53,872
   13,700 Waste Management, Inc...............      330,033
                                               ------------
                                                    413,663
                                               ------------
          Total -- SSgA Funds Management, Inc.
           (cost $192,175,420)................  197,153,821
                                               ------------
          Total Common Stocks
           (cost $456,262,580)................  494,704,422
                                               ------------
          U.S. Treasury Bills -- 0.10%
          SSgA Funds Management, Inc. -- 0.10%
  495,000 U.S. Treasury Bills,
           0.90%*, 9/11/03 (c)................      494,112
                                               ------------
          Total U.S. Treasury Bills
           (cost $494,112)....................      494,112
                                               ------------
          Short-Term Investments -- 1.78%
          Jennison Associates LLC -- 0.41%
          Commercial Paper -- 0.41%
2,086,000 General Electric, 1.20%, 7/1/03.....    2,086,000
                                               ------------
                                                  2,086,000
                                               ------------
          SSgA Funds Management, Inc. -- 1.37%
          Money Market Mutual Fund -- 1.37%
6,905,181 Alliance Money Market Fund Prime
           Portfolio..........................    6,905,181
                                               ------------
                                                  6,905,181
                                               ------------
          Total Short-Term Investments
           (cost $8,991,181)..................    8,991,181
                                               ------------
          Purchased Options -- 0.00%
          Jennison Associates LLC -- 0.00%
      182 Astrazeneca Put Option expiring
           7/18/03 @ $40......................       13,650
                                               ------------
          Total Purchased Options
           (Premiums Paid $8,190).............       13,650
                                               ------------
          Total Investments
           (cost $465,756,063) (a) -- 99.95%..  504,203,365
          Other assets in excess of
           liabilities -- 0.05%...............      246,580
                                               ------------
          Net Assets -- 100.00%............... $504,449,945

                                               ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

--------
(a) Cost for federal income tax purposes is $490,315,300. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 36,776,805
                   Unrealized depreciation....  (22,888,740)
                                               ------------
                   Net unrealized appreciation $ 13,888,065
                                               ============

(b) Represents non-income producing securities.

(c) Principal amount pledged as collateral for open future contracts.

*  Rate disclosed represents yield effective at purchase.

   ADR -- American Depository Receipt

Futures

SSgA Funds Management, Inc.

 Number
   of                                   Market     Expiration   Unrealized
Contracts    Future Contracts Long      Value         Date         Loss
---------    ---------------------    ---------- -------------- ----------
          SSgA Funds Management, Inc.
    25    Nasdaq 100 E-Mini Future... $  602,250 September 2003 $ (10,075)
     1    Russell 1000 Future........ $  259,100 September 2003    (8,907)
     9    S&P Barra Growth Future.... $1,115,100 September 2003   (37,457)
   116    S&P 500 E-Mini Future...... $5,645,140 September 2003  (205,971)
                                                                ---------
          Total Unrealized Loss......                           $(262,410)

                                                                =========

Options Outstanding at June 30, 2003

Jennison Associates LLC

                                                                              Number
                                                                                of
                                                                             Contracts  Value
                                                                             --------- -------
Written Call Options
  Astrazeneca (strike price $50, expires 7/18/03, premiums received $1,820).    182    $(2,730)

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments -- June 30, 2003

                    Security
Shares             Description                 Value
------             -----------             -------------
        Common Stocks -- 94.40%
        Frontier Capital Management Co. -- 34.94%
        Advertising -- 0.10%
 32,200 Interpublic Group of Cos., Inc.... $     430,836
                                           -------------
        Aerospace -- 0.30%
 59,800 BFGoodrich Corp...................     1,255,800
                                           -------------
        Agriculture -- 0.57%
109,700 Delta Pine & Land Co..............     2,411,206
                                           -------------
        Auto Parts -- 0.45%
 59,300 Autoliv, Inc......................     1,605,844
 47,800 IMPCO Technologies, Inc. (b)......       294,448
                                           -------------
                                               1,900,292
                                           -------------
        Banking -- 0.20%
 25,900 Bank of Hawaii Corp...............       858,585
                                           -------------
        Biotechnology -- 0.52%
 25,200 Applera Corp......................       479,556
 24,500 Digene Corp. (b)..................       667,135
 12,000 Invitrogen Corp. (b)..............       460,440
 13,700 Millipore Corp. (b)...............       607,869
                                           -------------
                                               2,215,000
                                           -------------
        Business Equipment -- 0.47%
 31,200 Diebold, Inc......................     1,349,400
 46,900 Polycom, Inc. (b).................       650,034
                                           -------------
                                               1,999,434
                                           -------------
        Chemicals -- 0.04%
  8,200 Cambrex Corp......................       188,764
                                           -------------
        Coal -- 0.17%
 54,600 Massey Energy Co..................       717,990
                                           -------------
        Communications Technology -- 1.04%
211,200 Arris Group, Inc. (b).............     1,047,552
110,200 Harmonic, Inc. (b)................       448,514
 14,100 Harris Corp.......................       423,705
 99,200 Power-One, Inc. (b)...............       709,280
350,400 Sonus Networks, Inc. (b)..........     1,762,512
                                           -------------
                                               4,391,563
                                           -------------
        Computer Equipment -- 0.13%
132,000 Quantum Corp. (b).................       534,600
                                           -------------
        Computer Services -- 0.69%
 86,100 Acxiom Corp. (b)..................     1,299,249
 21,300 PEC Solutions, Inc. (b)...........       342,930
 28,500 Perot Systems Corp., Class - A (b)       323,760
 67,600 VeriSign, Inc. (b)................       934,908
                                           -------------
                                               2,900,847
                                           -------------
        Computer Software -- 1.10%
 86,500 Ansoft Corp. (b)..................       918,630
 35,100 Documentum, Inc. (b)..............       690,417
116,500 Informatica Corp. (b).............       805,015
128,800 Legato Systems, Inc. (b)..........     1,080,632

                      Security
Shares               Description                  Value
------               -----------              -------------
        Computer Software (continued)
 24,300 Network Associates, Inc. (b)......... $     308,124
225,200 Wind River Systems, Inc. (b).........       858,012
                                              -------------
                                                  4,660,830
                                              -------------
        Computer Software & Services -- 1.20%
 28,100 Andrew Corp. (b).....................       258,520
 93,000 BearingPoint, Inc. (b)...............       897,450
229,000 CNET Networks, Inc. (b)..............     1,426,670
 60,500 Insight Enterprises, Inc. (b)........       608,630
 68,700 Maxtor Corp. (b).....................       515,937
 46,600 Mercury Computer Systems, Inc. (b)...       846,256
 37,200 WebEx Communications, Inc. (b).......       518,940
                                              -------------
                                                  5,072,403
                                              -------------
        Construction -- 1.68%
137,400 Chicago Bridge & Iron Co.............     3,116,232
 68,700 Fluor Corp...........................     2,311,068
 40,200 Jacobs Engineering Group, Inc. (b)...     1,694,430
                                              -------------
                                                  7,121,730
                                              -------------
        Consumer Discretionary -- 0.24%
 21,900 CDI Corp. (b)........................       568,524
 18,700 Sabre Holdings Corp..................       460,955
                                              -------------
                                                  1,029,479
                                              -------------
        Consumer Products & Services -- 0.95%
191,800 Hasbro, Inc..........................     3,354,582
 23,800 Kroll, Inc. (b)......................       644,028
                                              -------------
                                                  3,998,610
                                              -------------
        Containers & Packaging -- 0.93%
300,800 Crown Holdings, Inc. (b).............     2,147,712
137,300 Smurfit-Stone Container Corp. (b)....     1,789,019
                                              -------------
                                                  3,936,731
                                              -------------
        Control & Filter Services -- 0.27%
  7,900 Robbins & Myers, Inc.................       146,150
 21,600 Waters Corp. (b).....................       629,208
 20,600 Watts Industries, Inc., Class - A....       367,710
                                              -------------
                                                  1,143,068
                                              -------------
        Crude Producers -- 0.13%
 24,700 Westport Resources Corp. (b).........       561,925
                                              -------------
        Electrical & Electronics -- 3.40%
 15,400 Analog Devices, Inc. (b).............       536,228
 45,200 Anaren Microwave, Inc. (b)...........       423,524
186,600 Artesyn Technologies, Inc. (b).......     1,046,826
 54,000 C&D Technologies, Inc................       775,440
 48,800 Cypress Semiconductor Corp. (b)......       585,600
509,000 GrafTech International, Ltd. (b).....     2,774,050
 43,600 Harman International Industries, Inc.     3,450,504
239,500 LoJack Corp. (b).....................     1,185,525
 93,400 LSI Logic Corp. (b)..................       661,272
 89,100 Orbital Sciences Corp. (b)...........       650,430

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                     Security
Shares              Description                  Value
------              -----------              -------------
        Common Stocks (continued)
        Frontier Capital Management Co. (continued)
        Electrical & Electronics (continued)
141,600 Powerwave Technologies, Inc. (b).... $     887,832
 61,280 Trimble Navigation, Ltd. (b)........     1,405,150
                                             -------------
                                                14,382,381
                                             -------------
        Electronic Components & Instruments -- 3.64%
 30,800 Actel Corp. (b).....................       631,400
279,300 Agere Systems Inc., Class - A (b)...       650,769
229,000 ChipPAC, Inc., Class - A (b)........     1,756,431
 62,820 Cirrus Logic, Inc. (b)..............       252,536
 53,500 Cree, Inc. (b)......................       870,980
 85,300 ESS Technology, Inc. (b)............       831,675
 52,100 Genesis Microchip, Inc. (b).........       705,434
 20,700 Integrated Circuit Systems, Inc. (b)       650,601
 66,100 Lattice Semiconductor Corp. (b).....       544,003
 69,600 Microsemi Corp. (b).................     1,113,600
 39,800 Mykrolis Corp. (b)..................       403,970
 44,300 National Semiconductor Corp. (b)....       873,596
 74,000 Oak Technology, Inc. (b)............       459,540
 46,800 PMC-Sierra, Inc.* (b)...............       548,964
 67,200 Power Integrations, Inc. (b)........     1,634,304
103,200 SBS Technologies, Inc. (b)..........     1,014,559
 41,300 Semtech Corp. (b)...................       588,112
 73,390 SIPEX Corp. (b).....................       359,611
100,100 Skyworks Solutions, Inc. (b)........       677,677
 40,500 Zoran Corp. (b).....................       778,005
                                             -------------
                                                15,345,767
                                             -------------
        Energy -- 0.09%
167,640 QUANTUM Fuel Systems Technologies
         Worldwide, Inc. (b)................       373,837
                                             -------------
        Energy Equipment & Services -- 1.11%
 95,300 Core Laboratories NV (b)............     1,029,240
 37,991 ENSCO International, Inc............     1,021,958
 17,600 GlobalSantaFe Corp..................       410,784
 15,100 National-Oilwell, Inc. (b)..........       332,200
 32,000 Noble Corp. (b).....................     1,097,600
 37,100 Transocean Sedco Forex, Inc.........       815,087
                                             -------------
                                                 4,706,869
                                             -------------
        Entertainment -- 0.29%
 33,800 Callaway Golf Co....................       446,836
 30,600 Netflix, Inc. (b)...................       781,830
                                             -------------
                                                 1,228,666
                                             -------------
        Fertilizers -- 0.40%
 72,000 Agrium, Inc.........................       789,120
134,600 IMC Global, Inc.....................       903,166
                                             -------------
                                                 1,692,286
                                             -------------
        Financial Services -- 1.80%
104,600 Ameritrade Holdings Corp. (b).......       775,086
 46,200 CheckFree Corp. (b).................     1,286,208

                      Security
Shares               Description                  Value
------               -----------              -------------
        Financial Services (continued)
153,800 E*Trade Group, Inc. (b).............. $   1,307,300
 11,600 Jefferies Group, Inc.................       577,564
 84,500 Knight Trading Group, Inc. (b).......       525,590
 58,400 Ritchie Bros. Auctioneers, Inc. (b)..     2,248,984
 34,250 Waddell & Reed Financial, Inc........       879,198
                                              -------------
                                                  7,599,930
                                              -------------
        Forest Products & Papers -- 0.43%
 62,398 Albany International Corp., Class - A     1,709,705
  8,000 Pope & Talbot, Inc...................        88,400
                                              -------------
                                                  1,798,105
                                              -------------
        Health Care -- 1.45%
 30,200 Express Scripts, Inc., Class - A (b).     2,063,264
101,400 Humana, Inc. (b).....................     1,531,140
 48,700 Pall Corp............................     1,095,750
 40,100 PAREXEL International Corp. (b)......       559,395
 82,700 WebMD Corp. (b)......................       895,641
                                              -------------
                                                  6,145,190
                                              -------------
        Industrial Products -- 0.22%
 65,100 Northwest Pipe Co. (b)...............       923,769
                                              -------------
        Insurance -- 0.79%
 33,260 Erie Indemnity Co., Class - A........     1,371,975
 40,300 HCC Insurance Holdings, Inc..........     1,191,671
  5,525 W.R. Berkley Corp....................       291,168
 16,100 Willis Group Holdings, Ltd...........       495,075
                                              -------------
                                                  3,349,889
                                              -------------
        Machinery -- 0.44%
 84,400 McDermott International, Inc. (b)....       534,252
 75,200 Timken Co............................     1,316,752
                                              -------------
                                                  1,851,004
                                              -------------
        Medical Supplies -- 0.10%
 31,700 PerkinElmer, Inc.....................       437,777
                                              -------------
        Medical Systems -- 0.52%
151,800 Endocardial Solutions, Inc. (b)......       929,016
 55,700 STERIS Corp. (b).....................     1,286,113
                                              -------------
                                                  2,215,129
                                              -------------
        Metals -- 0.79%
121,050 Allegheny Technologies, Inc..........       798,930
 38,500 Freeport-McMoRan Copper & Gold,
         Inc., Class - B.....................       943,250
 22,600 Intermagnetics General Corp. (b).....       448,384
 54,400 Kaydon Corp..........................     1,131,520
                                              -------------
                                                  3,322,084
                                              -------------
        Oil & Gas -- 1.51%
  9,700 Ashland, Inc.........................       297,596
 39,218 Devon Energy Corp....................     2,094,241
 11,800 Maverick Tube Corp. (b)..............       225,970
 45,660 Premcor, Inc. (b)....................       983,973

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                     Security
Shares              Description                 Value
------              -----------             -------------
        Common Stocks (continued)
        Frontier Capital Management Co. (continued)
        Oil & Gas (continued)
 15,600 Remington Oil & Gas (b)............ $     286,728
 40,600 Talisman Energy, Inc...............     1,861,510
 61,500 Willbros Group, Inc. (b)...........       638,985
                                            -------------
                                                6,389,003
                                            -------------
        Packaging -- 0.80%
133,900 Packaging Corp. of America (b).....     2,467,777
 46,760 Pactiv Corp. (b)...................       921,640
                                            -------------
                                                3,389,417
                                            -------------
        Pharmaceuticals -- 0.56%
 51,800 Alpharma, Inc......................     1,118,880
  8,400 AmerisourceBergen Corp.............       582,540
 42,200 D & K Healthcare Resources, Inc....       681,108
                                            -------------
                                                2,382,528
                                            -------------
        Pollution Control -- 0.33%
 61,000 Republic Services, Inc. (b)........     1,382,870
                                            -------------
        Production Technology -- 0.48%
 25,600 Lam Research Corp. (b).............       466,176
159,900 Sanmina-SCI Corp. (b)..............     1,008,969
 31,100 Teradyne, Inc. (b).................       538,341
                                            -------------
                                                2,013,486
                                            -------------
        Railroads -- 0.47%
143,480 Wabtec Corp........................     1,995,807
                                            -------------
        Restaurants -- 0.43%
 59,400 CKE Restaurants, Inc. (b)..........       332,046
 12,700 IHOP Corp..........................       400,939
 35,500 Triarc Cos., Inc. (b)..............     1,064,645
                                            -------------
                                                1,797,630
                                            -------------
        Retail -- 0.99%
 38,100 American Eagle Outfitters, Inc. (b)       698,754
 11,900 CarMax, Inc. (b)...................       358,785
 99,100 Dollar Tree Stores, Inc. (b).......     3,144,443
                                            -------------
                                                4,201,982
                                            -------------
        Shipping -- 0.36%
 54,600 Kirby Corp. (b)....................     1,539,720
                                            -------------
        Technology -- 0.87%
 48,600 Apple Computer, Inc. (b)...........       929,232
 34,600 ATMI, Inc. (b).....................       863,962
 45,700 Ceridian Corp. (b).................       775,529
 85,900 Symbol Technologies, Inc...........     1,117,559
                                            -------------
                                                3,686,282
                                            -------------
        Textile Manufacturing -- 0.39%
263,500 Unifi, Inc. (b)....................     1,633,700
                                            -------------

                    Security
Shares             Description                 Value
------             -----------             -------------
        Transportation -- 0.65%
 85,300 EGL, Inc. (b)..................... $   1,296,560
 78,800 Swift Transportation Co., Inc. (b)     1,467,256
                                           -------------
                                               2,763,816
                                           -------------
        Utilities -- 0.45%
101,100 Citizens Communications Co. (b)...     1,303,179
 15,000 Western Gas Resources, Inc........       594,000
                                           -------------
                                               1,897,179
                                           -------------
        Total -- Frontier Capital
         Management Co.
         (cost $129,720,559)                 147,775,796
                                           -------------
        Geewax, Terker & Co. -- 28.94%
        Aerospace/Defense -- 0.22%
 45,000 Esterline Technologies Corp. (b)..       783,450
 12,300 Teledyne Technologies, Inc. (b)...       161,130
                                           -------------
                                                 944,580
                                           -------------
        Airline Services -- 0.17%
 47,100 ExpressJet Holdings, Inc. (b).....       711,210
                                           -------------
        Auto Parts -- 0.24%
  6,010 Advance Auto Parts, Inc. (b)......       366,009
 34,800 TBC Corp. (b).....................       662,940
                                           -------------
                                               1,028,949
                                           -------------
        Auto Related -- 0.55%
 21,900 Dollar Thrifty Automotive Group,
         Inc. (b).........................       406,245
 12,000 Smith (A.O.) Corp.................       337,800
 19,200 Thor Industries, Inc..............       783,744
 57,100 Wabash National Corp. (b).........       801,113
                                           -------------
                                               2,328,902
                                           -------------
        Banking -- 3.96%
 44,395 Bank of the Ozarks, Inc...........     1,720,749
  7,000 Capital Crossing Bank (b).........       168,560
 20,236 Center Bancorp, Inc...............       305,968
  5,600 City Holding Co...................       163,912
 20,000 Commercial Federal Corp...........       424,000
 20,550 East West Bancorp, Inc............       742,677
  5,500 FirstFed America Bancorp, Inc.....       189,750
 23,200 FirstFed Financial Corp. (b)......       818,728
 50,050 Flagstar Bancorp, Inc.............     1,223,723
  5,600 FloridaFirst Bancorp, Inc.........       133,616
 20,300 Great Southern Bancorp, Inc.......       782,362
 26,300 Horizon Financial Corp............       415,014
 29,500 Irwin Financial Corp..............       764,050
 22,849 MB Financial, Inc.................       914,874
 30,100 Oriental Financial Group, Inc.....       773,269
 17,600 Port Financial Corp...............       948,288
 39,876 Prosperity Bancshares, Inc........       767,613

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                     Security
Shares              Description                  Value
------              -----------              -------------
        Common Stocks (continued)
        Geewax, Terker & Co. (continued)
        Banking (continued)
 15,200 Provident Financial Holdings, Inc... $     445,968
 19,400 Quaker City Bancorp, Inc. (b).......       796,370
 11,800 R&G Financial Corp., Class - B......       350,460
 31,900 Sterling Financial Corp. (b)........       777,084
 33,500 Umpqua Holdings Corp................       636,165
 67,000 W Holding Co., Inc..................     1,133,640
  8,100 Wintrust Financial Corp.............       239,760
 30,100 WSFS Financial Corp.................     1,155,840
                                             -------------
                                                16,792,440
                                             -------------
        Broadcasting & Television -- 0.26%
 32,200 Insight Communications Co., Inc. (b)       424,396
 58,900 Sinclair Broadcast Group, Inc. (b)..       683,829
                                             -------------
                                                 1,108,225
                                             -------------
        Business Services -- 0.58%
 97,800 aQuantive, Inc. (b).................     1,026,900
 47,200 Casella Waste Systems, Inc.,
         Class - A (b)......................       426,216
  8,600 CUNO, Inc. (b)......................       310,632
101,800 MPS Group, Inc. (b).................       700,384
                                             -------------
                                                 2,464,132
                                             -------------
        Casinos & Gaming -- 0.58%
 38,400 Aztar Corp. (b).....................       618,624
 49,000 Boyd Gaming Corp. (b)...............       845,740
 27,600 Penn National Gaming, Inc. (b)......       567,180
 17,000 Station Casinos, Inc. (b)...........       429,250
                                             -------------
                                                 2,460,794
                                             -------------
        Chemicals -- 0.74%
 38,200 A. Schulman, Inc....................       613,492
 49,300 Airgas, Inc.........................       825,775
 45,000 Arch Chemicals, Inc.................       859,500
 24,100 Cytec Industries, Inc. (b)..........       814,580
                                             -------------
                                                 3,113,347
                                             -------------
        Commercial Services -- 0.11%
 15,640 Regis Corp..........................       454,342
                                             -------------
        Communications Technology -- 0.66%
 52,400 Boston Communications Group,
         Inc. (b)...........................       897,612
 32,700 CT Communications, Inc..............       351,525
 69,200 TALK America Holdings, Inc (b)......       754,972
 71,700 UNOVA, Inc. (b).....................       795,870
                                             -------------
                                                 2,799,979
                                             -------------
        Computer Equipment -- 0.19%
104,400 Maxtor Corp. (b)....................       784,044
                                             -------------

                       Security
Shares                Description                    Value
------                -----------                -------------
       Computer Services -- 0.32%
18,400 Avocent Corp. (b)........................ $     550,712
41,700 Digital River, Inc. (b)..................       804,810
                                                 -------------
                                                     1,355,522
                                                 -------------
       Consumer Products & Services -- 0.42%
42,400 Chattem, Inc. (b)........................       797,120
 6,600 Jarden Corp. (b).........................       182,622
25,200 Silgan Holdings, Inc. (b)................       788,256
                                                 -------------
                                                     1,767,998
                                                 -------------
       Electric Utilities -- 0.40%
38,800 Black Hills Corp.........................     1,191,160
10,900 CH Energy Group, Inc.....................       490,500
                                                 -------------
                                                     1,681,660
                                                 -------------
       Electrical & Electronics -- 0.27%
67,900 Emerson Radio Corp. (b)..................       456,288
19,560 Varian, Inc. (b).........................       678,145
                                                 -------------
                                                     1,134,433
                                                 -------------
       Electronic Components & Instruments -- 0.56%
10,900 Analogic Corp............................       531,484
17,200 Fisher Scientific International, Inc. (b)       600,280
31,900 Hutchinson Technology, Inc. (b)..........     1,049,191
10,100 Watts Industries, Inc., Class - A........       180,285
                                                 -------------
                                                     2,361,240
                                                 -------------
       Energy -- 0.39%
40,000 Energen Corp.............................     1,332,000
46,200 USEC, Inc................................       324,324
                                                 -------------
                                                     1,656,324
                                                 -------------
       Environmental Services -- 0.23%
57,900 Tetra Tech, Inc. (b).....................       991,827
                                                 -------------
       Financial Services -- 0.56%
85,045 Friedman, Billings, Ramsey Group,
        Inc.....................................     1,139,603
17,500 ITLA Capital Corp. (b)...................       707,525
11,600 New Century Financial Corp...............       506,340
                                                 -------------
                                                     2,353,468
                                                 -------------
       Food Processing -- 0.19%
34,500 International Multifoods Corp. (b).......       790,395
                                                 -------------
       Footwear -- 0.52%
18,800 Brown Shoe Company, Inc..................       560,240
19,700 Steven Madden, Ltd. (b)..................       430,248
62,600 Wolverine World Wide, Inc................     1,205,676
                                                 -------------
                                                     2,196,164
                                                 -------------
       Forest Products & Papers -- 0.12%
28,313 Caraustar Industries, Inc. (b)...........       226,787
26,800 Wausau-Mosinee Paper Corp................       300,160
                                                 -------------
                                                       526,947
                                                 -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                   Security
Shares            Description                Value
------            -----------            -------------
       Common Stocks (continued)
       Geewax, Terker & Co. (continued)
       Grocery -- 0.14%
41,500 Casey's General Stores, Inc...... $     586,810
                                         -------------
       Health Care -- 0.41%
58,800 Genesis Health Ventures, Inc. (b)     1,037,820
17,000 Option Care, Inc. (b)............       196,010
21,600 Sunrise Assisted Living, Inc. (b)       483,408
                                         -------------
                                             1,717,238
                                         -------------
       Homebuilders -- 1.15%
16,975 Beazer Homes USA, Inc. (b).......     1,417,413
33,000 Dominion Homes, Inc. (b).........       787,050
22,000 MDC Holdings, Inc................     1,062,160
 8,500 Meritage Corp. (b)...............       418,710
38,700 NCI Building Systems, Inc. (b)...       646,290
45,060 Walter Industries, Inc...........       529,455
                                         -------------
                                             4,861,078
                                         -------------
       Information Technology -- 0.09%
20,550 ManTech International Corp.,
        Class - A (b)...................       394,149
                                         -------------
       Insurance -- 2.13%
17,890 Centene Corp. (b)................       695,921
34,700 Delphi Financial Group, Inc.,
        Class - A.......................     1,623,960
29,100 Harleysville Group, Inc..........       669,882
24,100 Horace Mann Educators Corp.......       388,733
16,600 LandAmerica Financial Group, Inc.       788,500
88,100 Penn-America Group, Inc..........       991,125
28,800 ProAssurance Corp. (b)...........       777,312
27,800 Safety Insurance Group, Inc......       408,382
16,600 The Navigators Group, Inc. (b)...       495,012
53,600 U.S.I. Holdings Corp. (b)........       630,336
74,600 UICI (b).........................     1,124,222
62,600 Universal American Financial
        Corp. (b).......................       398,762
                                         -------------
                                             8,992,147
                                         -------------
       Manufacturing -- 1.08%
18,600 Actuant Corp., Class - A (b).....       880,152
20,100 Applied Films Corp. (b)..........       520,188
15,000 Briggs & Stratton Corp...........       757,500
 9,090 Donaldson Co., Inc...............       404,051
47,700 Griffon Corp. (b)................       763,200
25,600 Russell Corp.....................       486,400
18,760 Toro Co..........................       745,710
                                         -------------
                                             4,557,201
                                         -------------
       Medical Supplies -- 1.28%
40,300 CONMED Corp. (b).................       735,878
22,100 Cooper Cos., Inc.................       768,417
36,400 Mentor Corp......................       705,432

                     Security
Shares              Description                  Value
------              -----------              -------------
        Medical Supplies (continued)
106,500 Owens & Minor, Inc.................. $   2,380,275
122,600 TriPath Imaging, Inc. (b)...........       837,358
                                             -------------
                                                 5,427,360
                                             -------------
        Natural Gas Utilities -- 1.25%
 47,000 AGL Resources, Inc..................     1,195,680
 21,700 Chesapeake Utilities Corp...........       490,420
 48,300 New Jersey Resources Corp...........     1,714,650
 14,600 Piedmont Natural Gas Co., Inc.......       566,626
 42,185 UGI Corp............................     1,337,265
                                             -------------
                                                 5,304,641
                                             -------------
        Oil & Gas -- 1.78%
173,600 Denbury Resources, Inc. (b).........     2,331,447
 14,053 Enbridge Energy Management, LLC.....       641,098
 45,000 Encore Acquisition Co. (b)..........       861,750
  6,800 Evergreen Resources, Inc. (b).......       369,308
 47,000 Oil States International, Inc. (b)..       568,700
 12,750 Patina Oil & Gas Corp...............       409,913
 34,700 Southern Union Co. (b)..............       587,818
 12,000 Universal Compression Holdings,
         Inc. (b)...........................       250,320
 25,600 Vintage Petroleum, Inc..............       288,768
 22,300 Western Gas Resources, Inc..........       883,080
 14,200 World Fuel Services Corp............       349,178
                                             -------------
                                                 7,541,380
                                             -------------
        Packaging -- 0.08%
 14,800 Grief Brothers Corp., Class - A.....       340,400
                                             -------------
        Pharmaceuticals -- 0.72%
 35,400 Alpharma, Inc.......................       764,640
 20,000 American Pharmaceuticals Partners,
         Inc. (b)...........................       678,000
 65,800 Bone Care International, Inc. (b)...       914,620
 25,400 Cell Genesys, Inc. (b)..............       219,456
 65,386 Nabi Biopharmaceuticals (b).........       448,548
                                             -------------
                                                 3,025,264
                                             -------------
        Publishing & Printing -- 0.20%
 14,500 Banta Corp..........................       469,365
 16,500 Consolidated Graphics, Inc. (b).....       377,520
                                             -------------
                                                   846,885
                                             -------------
        Real Estate -- 0.14%
 15,800 LNR Property Corp...................       590,920
                                             -------------
        Real Estate Investment Trust -- 1.95%
 23,400 Acadia Realty Trust.................       214,110
 44,400 Anworth Mortgage Asset Corp.........       684,648
 36,100 CBL & Associates Properties.........     1,552,300
 68,400 Impac Mortgage Holdings, Inc........     1,141,596
 19,800 Lexington Corporate Properties Trust       350,460
 40,100 Newcastle Investment Corp...........       785,158
 81,300 RAIT Investment Trust...............     2,154,450

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                     Security
Shares              Description                 Value
------              -----------             -------------
        Common Stocks (continued)
        Geewax, Terker & Co. (continued)
        Real Estate Investment Trust (continued)
 11,400 Redwood Trust, Inc................. $     454,974
 33,900 Thornburg Mortgage Asset Corp......       837,330
  6,100 Urstadt Biddle Properties, Inc.....        81,130
                                            -------------
                                                8,256,156
                                            -------------
        Rental & Leasing -- 0.14%
 22,150 Aaron Rents, Inc...................       571,470
                                            -------------
        Research & Development -- 0.57%
 44,700 EMCOR Group, Inc. (b)..............     2,206,392
 12,800 Exponet, Inc. (b)..................       198,400
                                            -------------
                                                2,404,792
                                            -------------
        Restaurants -- 0.61%
 78,200 Landry's Restaurants, Inc..........     1,845,520
 19,900 O'Charley's, Inc. (b)..............       428,447
 16,700 Red Robin Gourmet Burgers, Inc. (b)       316,632
                                            -------------
                                                2,590,599
                                            -------------
        Retail -- 1.59%
 56,600 Big 5 Sporting Goods Corp. (b).....       709,198
 63,800 Bombay Co., Inc. (b)...............       678,194
100,450 Cash America International Inc.....     1,327,949
 33,900 Finish Line, Inc., Class - A (b)...       752,919
 25,700 Haverty Furniture Co., Inc.........       449,750
 71,800 Pep Boys-Manny Moe & Jack, Inc.....       970,018
 39,200 Sonic Automotive, Inc. (b).........       858,872
  7,800 Tractor Supply Co. (b).............       372,450
 27,900 United Auto Group, Inc. (b)........       607,662
                                            -------------
                                                6,727,012
                                            -------------
        Rubber & Plastics -- 0.23%
 17,300 Carlisle Co., Inc..................       729,368
 17,100 Tredegar Corp......................       256,329
                                            -------------
                                                  985,697
                                            -------------
        Steel -- 0.07%
  9,500 Quanex Corp........................       282,340
                                            -------------
        Transportation -- 1.09%
 17,900 Arkansas Best Corp.................       425,841
 43,700 Covenant Transport, Inc., Class - A
         (b)...............................       742,900
 37,900 Genesee & Wyoming Inc.,
        Class - A (b)......................       779,603
 23,300 Offshore Logistics, Inc. (b).......       506,775
 90,700 RailAmerica, Inc. (b)..............       766,415
 21,200 Roadway Corp.......................       604,836
 34,100 Yellow Corp. (b)...................       789,415
                                            -------------
                                                4,615,785
                                            -------------
        Total -- Geewax, Terker & Co.
         (cost $105,541,585)...............   122,426,246
                                            -------------

                      Security
Shares               Description                   Value
------               -----------               -------------
        Sterling Johnston Capital Management, Inc. -- 30.52%
        Aerospace/Defense -- 0.36%
210,400 Orbital Sciences Corp. (b)............ $   1,535,920
                                               -------------
        Banking -- 0.22%
 78,900 BankAtlantic Bancorp, Inc.,
         Class - A............................       938,121
                                               -------------
        Business Services -- 0.51%
 47,800 aQuantive, Inc. (b)...................       501,900
 23,300 CoStar Group, Inc. (b)................       695,738
112,700 Exult, Inc. (b).......................       965,839
                                               -------------
                                                   2,163,477
                                               -------------
        Casinos & Gaming -- 0.58%
 84,950 Argosy Gaming Co. (b).................     1,776,305
 70,250 Scientific Games Corp., Class - A (b).       660,350
                                               -------------
                                                   2,436,655
                                               -------------
        Communications -- 1.32%
148,950 Centillium Communications, Inc. (b)...     1,476,095
 66,900 InterDigital Communications
         Corp. (b)............................     1,563,453
 66,300 Tollgrade Communications, Inc. (b)....     1,236,495
137,850 Ulticom, Inc. (b).....................     1,309,575
                                               -------------
                                                   5,585,618
                                               -------------
        Computer Equipment -- 1.59%
156,200 Cray, Inc. (b)........................     1,233,980
177,900 Dot Hill Systems Corp. (b)............     2,330,490
124,450 Komag, Inc. (b).......................     1,472,244
 46,500 Overland Storage, Inc. (b)............       945,810
 54,750 RadiSys Corp. (b).....................       722,700
                                               -------------
                                                   6,705,224
                                               -------------
        Computer Services -- 0.86%
 26,950 ActivCard Corp. (b)...................       253,330
 71,700 Chinadotcom Corp., Class - A (b)......       602,280
 43,050 NetScreen Technologies, Inc. (b)......       970,778
 71,200 United Online, Inc. (b)...............     1,804,208
                                               -------------
                                                   3,630,596
                                               -------------
        Computer Software -- 1.58%
 94,038 Ascential Software Corp. (b)..........     1,545,976
107,600 Concur Technologies, Inc. (b).........     1,083,532
 84,900 Packeteer, Inc. (b)...................     1,321,893
376,950 Parametric Technology Corp. (b).......     1,149,698
105,300 Sigma Designs, Inc. (b)...............     1,143,558
 33,050 Verity, Inc. (b)......................       418,413
                                               -------------
                                                   6,663,070
                                               -------------
        Consulting Services -- 0.19%
 28,450 Charles River Associates, Inc. (b)....       804,282
                                               -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                    Security
Shares             Description                Value
------             -----------            -------------
        Common Stocks (continued)
        Sterling Johnston Capital Management, Inc.
         (continued)
        Consumer Products -- 0.97%
 50,350 Central Garden & Pet Co. (b)..... $   1,200,848
 38,900 K-Swiss, Inc., Class - A.........     1,342,828
 81,150 Marvel Enterprises, Inc. (b).....     1,549,965
                                          -------------
                                              4,093,641
                                          -------------
        E-Commerce -- 0.68%
166,050 Harris Interactive, Inc. (b).....     1,094,270
 21,600 Netflix, Inc. (b)................       551,880
 55,407 Priceline.com, Inc. (b)..........     1,240,562
                                          -------------
                                              2,886,712
                                          -------------
        Electronic Components & Instruments -- 2.80%
136,650 Ase Test, Ltd. (b)...............       751,575
238,950 ChipPac, Inc., Class - A (b).....     1,832,746
 67,650 FEI Co. (b)......................     1,269,114
243,250 JNI Corp. (b)....................     1,199,223
 42,850 Nam Tai Electronics, Inc.........     1,816,839
 61,600 O2Micro International, Ltd. (b)..       992,376
128,700 Pixelworks, Inc. (b).............       764,478
 72,400 SonoSite, Inc. (b)...............     1,444,380
356,200 Sonus Networks, Inc. (b).........     1,791,686
                                          -------------
                                             11,862,417
                                          -------------
        Health Care -- 3.16%
 46,950 Advanced Neuromodulation Systems,
         Inc. (b)........................     2,430,601
 63,100 ALARIS Medical Systems, Inc. (b).       817,145
 41,150 AMERIGROUP Corp. (b).............     1,530,780
 26,500 Centene Corp. (b)................     1,030,850
 49,600 Gen-Probe, Inc. (b)..............     2,027,152
 65,400 Interpore International, Inc. (b)       832,542
 37,575 Odyssey HealthCare, Inc. (b).....     1,390,275
 20,500 Osteotech, Inc. (b)..............       278,595
 21,900 STAAR Surgical Co. (b)...........       254,040
110,050 Thoratec Corp. (b)...............     1,639,745
232,750 TLC Vision Corp. (b).............     1,149,785
                                          -------------
                                             13,381,510
                                          -------------
        Insurance -- 0.69%
143,450 Scottish Annuity & Life Holdings,
         Ltd.............................     2,899,125
                                          -------------
        Internet Services -- 1.34%
 36,600 Digital Insight Corp. (b)........       697,230
196,150 Digitas, Inc. (b)................       972,904
351,150 LookSmart, Ltd. (b)..............       993,755
 77,050 RADWARE, Ltd. (b)................     1,319,866
169,500 SonicWALL, Inc. (b)..............       813,600
142,000 ValueClick, Inc. (b).............       856,260
                                          -------------
                                              5,653,615
                                          -------------

                     Security
Shares              Description                 Value
------              -----------             -------------
        Manufacturing -- 0.65%
102,200 EnPro Industries, Inc. (b)......... $   1,092,518
312,900 Jacuzzi Brands, Inc. (b)...........     1,655,241
                                            -------------
                                                2,747,759
                                            -------------
        Metals -- 0.16%
 14,950 Schnitzer Steel Industries, Inc....       659,594
                                            -------------
        Oil & Gas -- 2.99%
115,750 Energy Partners, Ltd. (b)..........     1,336,913
 22,850 Evergreen Resources, Inc. (b)......     1,240,984
208,950 Global Industries, Ltd. (b)........     1,007,139
211,800 Grey Wolf, Inc. (b)................       855,672
139,000 Key Energy Services, Inc. (b)......     1,490,080
170,400 Oil States International, Inc. (b).     2,061,839
 23,300 Quicksilver Resources, Inc. (b)....       558,035
 50,350 Remington Oil and Gas Corp. (b)....       925,433
 40,600 Southwestern Energy Co. (b)........       609,406
197,700 Ultra Petroleum Corp. (b)..........     2,552,306
                                            -------------
                                               12,637,807
                                            -------------
        Pharmaceuticals -- 3.41%
 33,150 Angiotech Pharmaceuticals, Inc. (b)     1,350,531
 87,850 AtheroGenics, Inc. (b).............     1,311,601
 47,950 CV Therapeutics, Inc. (b)..........     1,422,197
 52,500 Eon Labs, Inc (b)..................     1,845,374
 90,300 Impax Laboratories, Inc. (b).......     1,082,697
 70,650 Medicines Co. (b)..................     1,391,099
 81,900 PAREXEL International Corp. (b)....     1,142,505
 32,300 Taro Pharmaceutical Industries
         Ltd. (b)..........................     1,772,623
 67,500 Telik, Inc. (b)....................     1,084,725
 62,950 United Therapeutics Corp. (b)......     1,371,051
133,400 VIVUS, Inc. (b)....................       685,676
                                            -------------
                                               14,460,079
                                            -------------
        Real Estate Investment Trust -- 0.19%
 52,800 American Financial Realty Trust....       787,248
                                            -------------
        Restaurants -- 0.80%
 67,000 Red Robin Gourmet Burgers (b)......     1,270,320
 85,050 Ruby Tuesday, Inc..................     2,103,287
                                            -------------
                                                3,373,607
                                            -------------
        Retail -- 4.00%
 83,400 Aeropostale, Inc. (b)..............     1,791,432
124,000 Bombay Co., Inc. (b)...............     1,318,120
 40,600 Cost Plus, Inc. (b)................     1,447,796
 42,100 Dick's Sporting Goods, Inc. (b)....     1,544,228
 53,950 Electronics Boutique Holdings
         Corp. (b).........................     1,246,785
 79,300 Finish Line, Inc., Class - A (b)...     1,761,253
 42,850 Gildan Activewear, Inc. (b)........     1,127,812
 35,850 Hibbett Sporting Goods, Inc. (b)...     1,180,899
 84,500 Kirkland's, Inc. (b)...............     1,364,675

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                    Security
Shares             Description               Value
------             -----------            ------------
        Common Stocks (continued)
        Sterling Johnston Capital Management, Inc.
         (continued)
        Retail (continued)
 98,850 Too, Inc. (b).................... $  2,001,712
 77,850 United Natural Foods, Inc. (b)...    2,190,698
                                          ------------
                                            16,975,410
                                          ------------
        Transportation -- 1.47%
131,050 AirTran Holdings, Inc. (b).......    1,372,094
 51,450 Old Dominion Freight Line,
         Inc. (b)........................    1,112,349
114,950 SCS Transportation, Inc. (b).....    1,451,819
 73,550 UTI Worldwide, Inc...............    2,294,024
                                          ------------
                                             6,230,286
                                          ------------
        Total - Sterling Johnston Capital
         Management, Inc.
         (cost $103,145,987).............  129,111,773
                                          ------------
        Total Common Stocks
         (cost $338,408,131).............  399,313,815
                                          ------------
        Mutual Funds -- 2.47%
        Geewax, Terker & Co. -- 2.47%
 45,130 iShares Russell 2000 Value Index
         Fund............................    5,803,718
 57,100 iShares S&P SmallCap 600/BARRA
         Value Index Fund................    4,653,650
                                          ------------
        Total Mutual Funds
         (cost $8,971,056)...............   10,457,368
                                          ------------

                   Security
Shares            Description                Value
------            -----------             ------------
       Total Investments
        (cost $347,379,187) (a) -- 96.87%  409,771,183
       Other assets in excess of
        liabilities -- 3.13%.............   13,247,532
                                          ------------
       Net Assets -- 100.00%............. $423,018,715

                                          ============

--------
(a) Cost for federal income tax purposes is $350,155,304. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 82,750,618
                   Unrealized depreciation....  (23,134,739)
                                               ------------
                   Net unrealized appreciation $ 59,615,879
                                               ============

(b) Represents non-income producing securities.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments -- June 30, 2003

                        Security
  Shares               Description                Value
  ------               -----------            -------------
            Common/Preferred Stocks -- 94.79%
            Artisan Partners LP -- 46.75%
            Australia -- 0.51%
     89,190 Commonwealth Bank of Australia
             (Banking)....................... $   1,767,542
     44,900 National Australia Bank, Ltd.
             (Banking).......................     1,008,758
                                              -------------
                                                  2,776,300
                                              -------------
            Belgium -- 0.85%
        400 Colruyt NV (Food - Retail).......        27,652
    204,700 Interbrew (Brewery)..............     4,548,552
                                              -------------
                                                  4,576,204
                                              -------------
            Brazil -- 0.47%
118,235,200 Banco Bradesco S.A. (Banking)....       442,609
  5,533,100 Banco Itau Holding (Banking).....       368,745
     30,800 Petroleo Brasileiro SA - ADR
             (Oil & Gas).....................       608,608
    281,900 Telesp Celular Participacoes SA -
             ADR (Telecommunications
             Services) (b)...................     1,099,410
                                              -------------
                                                  2,519,372
                                              -------------
            Canada -- 1.60%
    133,200 Canwest Global Communications
             Corp. (Media) (b)...............       847,971
     90,967 Corus Entertainment, Inc. -
              B Shares (Multimedia) (b)......     1,523,091
    118,100 EnCana Corp. (Oil & Gas).........     4,493,666
     23,400 Research In Motion, Ltd.
             (Telecommunications
             Services) (b)...................       505,674
     71,700 Telus Corp. (Telecommunications
             Services).......................     1,261,709
                                              -------------
                                                  8,632,111
                                              -------------
            China -- 0.17%
  2,992,900 Petrochina Co., Ltd. (Oil & Gas).       901,921
                                              -------------
            Denmark -- 0.42%
         48 AP Moller - Maersk A/S
             (Shipping)......................       259,656
     57,750 Novo-Nordisk A/S, Class - B
             (Pharmaceuticals)...............     2,021,665
                                              -------------
                                                  2,281,321
                                              -------------
            France -- 3.49%
    156,025 AXA (Diversified Financial
             Services).......................     2,420,604
    122,831 Carrefour SA (Food - Retail).....     6,020,141
    263,491 JC Decaux SA (Advertising) (b)...     3,298,121
     30,500 Orange SA (Telecommunications
             Services) (b)...................       270,741

                       Security
 Shares               Description                 Value
 ------               -----------             -------------
          France (continued)
  284,800 Rhodia SA (Chemicals).............. $   1,841,292
   53,800 Sanofi-Synthelabo SA
           (Pharmaceuticals).................     3,150,843
    4,400 Technip Coflexip SA
           (Construction)....................       385,019
   80,500 Vivendi Universal SA (Multimedia)..     1,465,208
                                              -------------
                                                 18,851,969
                                              -------------
          Germany -- 5.99%
  114,565 Allianz AG (Financial Services)....     9,485,528
   75,838 Deutsche Boerse AG (Financial
           Services).........................     3,997,365
  180,200 Deutsche Telekom AG
           (Telecommunications Services).....     2,743,927
   90,000 Henkel KGaA (Diversified Chemicals/
           Materials)........................     5,518,970
  108,140 Linde AG (Manufacturing)...........     3,986,261
   65,535 Muenchener Rueckversicherungs-
           Gesellschaft AG (Financial
           Services).........................     6,622,626
                                              -------------
                                                 32,354,677
                                              -------------
          Ireland -- 0.00%
    1,300 Allied Irish Banks PLC (Banking)...        19,422
                                              -------------
          Italy -- 1.02%
  445,900 Banca Nazionale del Lavoro SpA
           (Banking) (b).....................       747,592
   42,000 Mediaset SpA (Multimedia)..........       355,460
  805,300 Telecom Italia SpA
           (Telecommunications Services).....     4,411,135
                                              -------------
                                                  5,514,187
                                              -------------
          Japan -- 2.62%
  194,200 Honda Motor Co., Ltd.
           (Automobiles).....................     7,358,817
      552 Japan Tobacco, Inc. (Tobacco)......     2,983,535
   63,300 Promise Co., Ltd. (Diversified
           Financial Services)...............     2,366,996
   56,500 Yamanouchi Pharmaceutical Co., Ltd.
           (Pharmaceuticals).................     1,472,788
                                              -------------
                                                 14,182,136
                                              -------------
          Luxembourg -- 0.22%
   25,025 RTL Group (Multimedia).............     1,195,478
                                              -------------
          Mexico -- 3.43%
   56,900 Fomento Economico Mexicano SA de
           CV - ADR (Beverages)..............     2,344,280
1,066,100 Grupo Modelo SA de CV, Series C -
           ADR (Brewery).....................     2,434,112
  113,600 Grupo Televisa SA - ADR
           (Multimedia)......................     3,919,200

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                        Security
 Shares                Description                  Value
 ------                -----------              -------------
          Common/Preferred Stocks (continued)
          Artisan Partners LP (continued)
          Mexico (continued)
  194,610 Telefonos de Mexico SA de CV - ADR
           (Telecommunications Services)....... $   6,114,646
1,259,200 Wal-Mart de Mexico SA de CV,
           Series V (Retail)...................     3,721,791
                                                -------------
                                                   18,534,029
                                                -------------
          Netherlands -- 4.45%
  253,600 ABN Amro Holding NV (Financial
           Services)...........................     4,848,839
  258,300 ASML Holding NV
           (Semiconductors) (b)................     2,453,038
  396,845 Fortis AG (Banking)..................     6,835,754
   20,600 Heineken NV (Brewery)................       730,971
   97,490 Royal Dutch Petroleum Co., New
           York Shares - ADR (Oil & Gas).......     4,544,984
   43,220 Unilever NV (Manufacturing - Food
           Products)...........................     2,318,792
  192,000 Wolters Kluwer NV (Multimedia).......     2,315,074
                                                -------------
                                                   24,047,452
                                                -------------
          Poland -- 0.14%
   30,103 Bank Pekao SA (Banking)..............       778,862
                                                -------------
          Portugal -- 0.33%
  250,946 Portugal Telecom, SGPS, SA -
           Registered (Telecommunications
           Services)...........................     1,798,205
                                                -------------
          Russia -- 0.26%
   17,800 Lukoil - ADR (Oil & Gas).............     1,404,420
                                                -------------
          Singapore -- 0.40%
  370,650 DBS Group Holdings, Ltd.
           (Banking)...........................     2,167,913
                                                -------------
          South Korea -- 0.01%
    1,400 KT Corp. (Telecommunications)........        27,594
                                                -------------
          Spain -- 2.72%
   25,900 Banco Bilbao Vizcaya Argentaria SA
           (Banking)...........................       272,142
    8,400 Centros Comerciales Carrefour SA
           (Retail)............................       117,876
    4,700 Companhia de Bebidas das Americas -
           ADR (Brewery).......................        95,645
  169,600 Industria de Diseno Textil SA
           (Apparel)...........................     4,265,248
  270,000 Promotora de Informaciones SA (Prisa)
           (Media).............................     2,452,531
  193,300 Repsol YPF SA (Oil & Gas)............     3,134,302
  375,931 Telefonica SA (Telecommunication
           Services) (b).......................     4,364,484
                                                -------------
                                                   14,702,228
                                                -------------

                       Security
 Shares               Description                 Value
 ------               -----------             -------------
          Switzerland -- 7.21%
   74,480 CIBA Specialty Chemicals AG
           (Chemicals) (b)................... $   4,508,774
  278,540 Clariant AG (Chemicals) (b)........     2,549,848
    7,600 Compagnie Financiere Richemont AG
           (Retail)..........................       122,875
  160,100 Credit Suisse Group (Banking)......     4,213,624
    7,821 Julius Baer Holding, Ltd. AG,
           Class - B (Banking)...............     1,916,926
   41,585 Nestle SA, Class - B (Food)........     8,580,716
  112,440 Novartis AG (Pharmaceuticals)......     4,449,289
    2,000 Roche Holding AG - Bearer
           (Pharmaceuticals).................       245,838
   44,700 Roche Holding AG - Genusschein
           (Pharmaceuticals).................     3,506,238
    3,925 Serono SA (Pharmaceuticals)........     2,306,522
   20,200 Swiss Re (Diversified Financial
           Services).........................     1,119,198
   98,035 UBS AG - Registered (Banking)......     5,453,425
                                              -------------
                                                 38,973,273
                                              -------------
          United Kingdom -- 10.44%
1,587,300 BAE Systems PLC
           (Aerospace/Defense)...............     3,732,478
   43,700 BT Group PLC (Telecommunications
           Services).........................       146,927
  592,925 Carlton Communications PLC
           (Media)...........................     1,482,299
1,638,792 Compass Group PLC
           (Food - Services).................     8,836,146
  724,221 Diageo PLC (Food & Beverages)......     7,732,124
2,803,686 Granada PLC (Media)................     4,210,117
1,717,500 Imperial Chemical Industries PLC
           (Chemicals).......................     3,478,898
  488,500 Kingfisher PLC (Retail)............     2,234,907
  989,980 Lloyds TSB Group PLC (Banking).....     7,028,631
1,220,929 Marks & Spencer Group PLC (Retail -
           Department Stores)................     6,361,466
  238,100 MMO2 PLC (Telecommunications
           Services) (b).....................       222,971
  231,700 Next PLC (Retail)..................     3,924,718
1,956,400 Tesco PLC (Food - Retail)..........     7,078,165
                                              -------------
                                                 56,469,847
                                              -------------
          Total - Artisan Partners LP
           (cost $273,900,308)...............   252,708,921
                                              -------------
          Capital Guardian Trust Co. -- 48.04%
          Australia -- 1.36%
  202,300 Alumina Ltd.
           (Metals - Diversified)............       552,187
   81,000 ANZ Group, Ltd. (Banking)..........     1,010,945

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                      Security
Shares               Description                  Value
------               -----------              -------------
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Australia (continued)
172,391 BHP Billiton, Ltd. (Mining).......... $     998,905
 60,300 Brambles Industries, Ltd. (Commerical
         Services)...........................       184,812
287,539 Foster's Brewing Group, Ltd.
         (Brewery)...........................       811,848
 37,989 National Australia Bank, Ltd.
         (Banking)...........................       853,490
 70,824 News Corp., Ltd. (Multimedia)........       531,979
100,479 QBE Insurance Group, Ltd.
         (Insurance).........................       628,040
106,300 WMC Resources, Ltd. (Mining) (b).....       250,228
185,100 Woolworths Ltd. (Retail).............     1,554,199
                                              -------------
                                                  7,376,633
                                              -------------
        Brazil -- 0.26%
 22,000 Companhia Vale do Rio Doce - ADR
         (Metals - Diversified)..............       652,520
 28,000 Companhia Vale do Rio Doce - SP ADR
         (Metals - Diversified)..............       777,000
                                              -------------
                                                  1,429,520
                                              -------------
        Canada -- 1.92%
106,600 Abitibi-Consolidated, Inc. (Paper &
         Related Products)...................       674,708
 10,500 Alcan Aluminium, Ltd. (Building
         Materials)..........................       324,640
103,100 BCE, Inc. (Telecommunications
         Services)...........................     2,356,789
481,300 Bombardier, Inc., Class B (Aerospace)     1,618,797
 41,800 Placer Dome, Inc. (Mining)...........       507,599
 38,700 Suncor Energy, Inc. (Oil & Gas)......       721,735
 72,500 Telus Corp. (Telecommunications
         Services)...........................     1,192,548
 96,300 Thomson Corp. (Publishing &
         Printing)...........................     3,005,057
                                              -------------
                                                 10,401,873
                                              -------------
        Denmark -- 0.14%
 21,700 Novo Nordisk A/S Pharmaceutical).....       759,656
                                              -------------
        Finland -- 0.80%
193,600 Nokia Oyj (Telecommunications
         Equipment)..........................     3,188,077
 78,400 UPM-Kymmene (Paper Products).........     1,144,289
                                              -------------
                                                  4,332,366
                                              -------------
        France -- 5.57%
 19,100 Accor SA (Hotels)....................       690,905
 93,000 BNP Paribas SA (Banking).............     4,725,747
 96,000 Bouygues SA (Wireless
         Telecommunications Services)........     2,650,208

                     Security
Shares              Description                 Value
------              -----------             -------------
        France (continued)
 18,400 Essilor International SA (Optical
         Supplies)......................... $     741,228
 60,100 France Telecom SA
         (Telecommunications)..............     1,474,178
 12,180 Groupe Danone (Food Products &
         Services).........................     1,685,422
 11,400 L'Air Liquide SA (Chemicals).......     1,690,073
 15,700 L'Oreal SA (Cosmetics & Toiletries)     1,106,986
  7,000 Pechiney SA, Class A (Metals -
         Diversified)......................       251,282
 46,200 Renault SA (Automobiles)...........     2,442,596
134,700 Sanofi-Synthelabo SA
         (Pharmaceuticals).................     7,888,820
 37,200 Schneider Electric SA (Hand/Machine
         Tools)............................     1,748,900
  8,100 Societe Generale (Banking).........       513,450
136,600 Vivendi Universal SA (Multimedia)..     2,486,304
                                            -------------
                                               30,096,099
                                            -------------
        Germany -- 2.59%
 12,300 Allianz AG Holdings (Insurance)....     1,018,391
 21,100 Bayerische Motoren Werke AG
         (Automobiles).....................       810,500
 31,600 DaimlerChrysler AG (Automobiles)...     1,095,893
 25,600 Deutsche Bank AG (Banking).........     1,653,624
155,400 Deutsche Telecom AG
         (Telecommunications Services).....     2,366,295
 14,900 Epcos AG (Electronic
         Components) (b)...................       189,926
 30,100 Infineon Technologies AG
         (Semiconductors) (b)..............       289,312
 12,600 Infineon Technologies AG - ADR
         (Semiconductors) (b)..............       120,834
 26,400 Metro AG (Retail - Department
         Stores)...........................       840,069
 12,000 Muenchener Rueckversicherungs-
         Gesellschaft AG (Insurance).......     1,212,658
 10,200 SAP AG (Business Software).........     1,194,743
  4,100 SAP AG (Software)..................       119,802
 59,600 Siemens AG (Industrial
         Conglomerates)....................     2,919,036
 10,700 TUI AG (Travel Services)...........       158,507
                                            -------------
                                               13,989,590
                                            -------------
        Hong Kong -- 1.30%
169,000 Cheung Kong Holdings (Real Estate).     1,016,408
213,500 China Mobile, Ltd.
         (Telecommunications Services).....       503,761
617,000 Hang Lung Properties, Ltd. (Real
         Estate)...........................       557,805
102,500 Hang Seng Bank (Banking)...........     1,084,391
330,000 Hongkong Land Holdings, Ltd. (Real
         Estate)...........................       412,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                        Security
Shares                 Description                     Value
------                 -----------                 -------------
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Hong Kong (continued)
159,100 Hutchison Whampoa (Industrial
         Conglomerates)........................... $     969,108
624,500 Johnson Electric Holdings, Ltd.
         (Electronics)............................       772,802
732,000 Li & Fung, Ltd. (Distributors)............       943,378
 59,000 Sun Hung Kai Properties, Ltd. (Real
         Estate)..................................       298,096
107,200 Swire Pacific, Ltd. (Diversified Financial
         Services)................................       468,768
                                                   -------------
                                                       7,027,017
                                                   -------------
        Ireland -- 0.34%
115,625 CRH PLC (Construction)....................     1,812,419
                                                   -------------
        Italy -- 0.69%
 18,650 Assic Generali (Insurance)................       432,190
216,300 ENI SpA (Oil & Gas).......................     3,271,271
                                                   -------------
                                                       3,703,461
                                                   -------------
        Japan -- 8.57%
 18,800 Acom Co., Ltd. (Diversified Financial
         Services)................................       679,509
 22,200 Advantest Corp. (Electrical &
         Electronics).............................       983,585
 95,000 Aeon Co., Ltd. (Retail)...................     2,175,723
 10,730 AIFUL Corp. (Diversified Financial
         Services)................................       457,527
 32,000 Canon, Inc. (Business Equipment)..........     1,468,416
 70,342 Chugai Pharmaceutical Co., Ltd.
         (Pharmaceuticals)........................       799,055
 37,000 Dai Nippon Printing (Printing &
         Publishing)..............................       391,339
172,000 Daiwa Securities Group, Inc.
         (Diversified Financial Services).........       988,382
 15,000 Fuji Photo Film, Ltd. (Photo
         Equipment)...............................       433,479
 13,800 Hirose Electric Co., Ltd. (Electrical &
         Electronics).............................     1,141,237
113,000 Hitachi Ltd. (Electrical &
         Electronics).............................       479,009
 13,000 Honda Motor Co., Ltd.
         (Automobiles)............................       492,609
 19,700 Hoya Corp. (Electrical Components)........     1,356,810
141,000 Japan Airlines System Corp.
         (Airlines)...............................       307,658
    173 Japan Telecom Co., Ltd.
         (Telecommunications Services)............       525,880
 38,600 Kansai Electric Power Co. (Electrical &
         Electronics).............................       608,856
  3,080 Keyence Corp. (Electrical &
         Electronics).............................       564,314

                       Security
Shares                Description                    Value
------                -----------                -------------
        Japan (continued)
 71,000 Mitsubishi Corp. (Distribution/
         Wholesale)............................. $     492,550
164,000 Mitsubishi Estate Co., Ltd. (Real
         Estate)................................     1,110,406
549,000 Mitsubishi Heavy Industries, Ltd.
         (Manufacturing - Diversified)..........     1,421,936
247,000 Mitsubishi Motors Corp.
         (Automobiles) (b)......................       557,460
170,000 Mitsui Fudosan Co., Ltd. (Real
         Estate)................................     1,085,905
112,730 Mitsui Sumitomo Insurance Co., Ltd.
         (Insurance)............................       522,928
 14,600 Murata Manufacturing Co., Ltd.
         (Electrical & Electronics).............       573,908
295,000 NEC Corp. (Electrical & Electronics)....     1,474,079
  6,100 Nidec Corp. (Electrical Components).....       402,857
287,000 Nikko Cordial Corp. (Financial
         Services)..............................     1,152,063
 65,000 Nikon Corp. (Semiconductors) (b)........       535,374
  1,500 Nintendo Co., Ltd. (Toys)...............       109,057
    107 Nippon Telegraph & Telephone Corp .
         (Telecommunications Services)..........       419,713
310,000 Nissan Motor Co., Ltd.
         (Automobiles)..........................     2,963,813
 18,600 Nitto Denko Corp. (Chemical)............       608,770
128,000 Nomura Securities Co., Ltd. (Diversified
         Financial Services)....................     1,624,585
    304 NTT DoCoMo, Inc.
         (Telecommunications Services)..........       658,255
  7,500 ORIX Corp. (Diversified Financial
         Services)..............................       414,741
 17,700 Rohm Co. (Semiconductors)...............     1,929,569
 52,000 Sankyo Pharmaceutical
         (Pharmaceuticals)......................       621,012
130,000 Sekisui House
         (Manufacturing/Housing)................       985,218
  7,000 Shimamura Co., Ltd. (Retail Apparel)....       386,508
 11,600 Shin-Etsu Chemical Co., Ltd.
         (Chemicals)............................       396,086
 82,000 Shionogi & Co., Ltd.
         (Pharmaceuticals)......................     1,111,089
  5,600 SMC Corp. (Manufacturing)...............       471,505
 40,900 Sony Corp. (Electrical & Electronics)...     1,151,297
 57,000 Sumitomo Forestry Co., Ltd.
         (Forestry).............................       295,265
159,000 Suzuki Motor Corp. (Automobiles)........     2,068,357
 20,000 Taiyo Yuden Co., Ltd. (Electrical &
         Electronics)...........................       194,878
 20,500 TDK Corp. (Electrical & Electronics)....     1,012,409
 59,000 Tokyo Electron, Ltd.
         (Semiconductors).......................     2,795,835
159,000 Tokyu Corp. (Transportation)............       512,455

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                       Security
Shares                Description                   Value
------                -----------               -------------
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Japan (continued)
227,000 Toray Industries (Chemicals)........... $     527,445
 27,000 Tostem Corp. (Manufacturing -
          Diversified).........................       389,007
     41 Yahoo Japan Corp. (Internet Service
         Provider) (b).........................       665,834
 20,000 Yamanouchi Pharmaceutical Co., Ltd.
         (Pharmaceuticals).....................       521,341
 33,000 Yamato Transport Co., Ltd. (Transport -
          Services)............................       365,247
                                                -------------
                                                   46,382,145
                                                -------------
        Luxembourg -- 0.10%
 81,300 SES Global - FDR (Telecommunications
         Services).............................       527,489
                                                -------------
        Mexico -- 0.54%
 62,000 America Movil SA de CV, Series L -
         ADR (Telecommunications
         Services).............................     1,162,500
 56,300 Telefonos de Mexico SA de CV - ADR
         (Telecommunications Services).........     1,768,946
                                                -------------
                                                    2,931,446
                                                -------------
        Netherlands -- 5.43%
217,852 ABN Amro Holding NV (Diversified
         Financial Services)...................     4,165,336
333,587 Aegon NV (Insurance)...................     3,340,411
 59,300 ASM Lithography Holding NV
         (Semiconductors) (b)..................       563,163
 21,200 Elsevier (Publishing & Printing).......       250,023
 82,387 Heineken Holding NV (Brewery)..........     2,923,422
 40,000 Heineken Holding NV, Class - A
         (Brewery).............................     1,150,187
121,484 ING Groep NV (Diversified Financial
         Services).............................     2,110,728
 53,300 Koninklijke (Royal) Philips Electronics
         NV (Household Durables)...............     1,013,589
  7,200 Koninklijke (Royal) Philips Electronics
         NV - New York Shares - ADR
         (Household Durables)..................       137,592
 16,500 Koninklijke Numico NV - CVA
         (Food & Beverage).....................       253,900
393,300 KPNQwest NV (Telecommunications
         Services) (b).........................     2,786,656
150,900 Royal Dutch Petroleum Co. (Oil &
         Gas)..................................     7,004,222
 17,000 Royal Dutch Petroleum Co., New York
         Shares - ADR (Oil & Gas)..............       792,540
 74,000 STMicroelectronics NV
         (Semiconductors) (b)..................     1,551,696

                       Security
 Shares               Description                 Value
 ------               -----------             -------------
          Netherlands (continued)
   10,100 Unilever NV (Consumer Goods)....... $     541,874
   25,612 VNU NV (Printing & Publishing).....       789,112
                                              -------------
                                                 29,374,451
                                              -------------
          New Zealand -- 0.11%
  186,127 Telecom Corp. of New Zealand, Ltd.
           (Telecommunications Services).....       570,993
                                              -------------
          Norway -- 0.55%
   20,500 Norsk Hydro ASA (Oil & Gas)........     1,008,187
   10,200 Norsk Hydro ASA - ADR (Oil &
           Gas)..............................       501,330
  169,600 Statoil ASA (Oil & Gas)............     1,444,974
                                              -------------
                                                  2,954,491
                                              -------------
          Portugal -- 0.09%
   67,300 Portugal Telecom SA
           (Telecommunications Services).....       482,252
                                              -------------
          Russia -- 0.11%
    7,300 Lukoil - ADR (Oil & Gas)...........       575,970
                                              -------------
          Singapore -- 0.82%
  164,000 DBS Group Holdings, Ltd. - ADR
           (Diversified Financial Services)..       959,220
   33,000 Development Bank of Singapore, Ltd.
           (Banking).........................       193,015
   81,000 Singapore Airlines, Ltd. (Airlines)       478,365
  334,000 Singapore Technologies Engineering,
           Ltd. (Engineering)................       330,017
2,128,160 Singapore Telecommunications, Ltd.
           (Telecommunications Services).....     1,824,827
   92,360 United Overseas Bank, Ltd.
           (Banking).........................       650,349
                                              -------------
                                                  4,435,793
                                              -------------
          South Korea -- 0.70%
    4,180 Samsung Electronics (Electronics)..     1,242,277
   12,920 Samsung Electronics - GDR
           (Electronics).....................     1,921,850
    4,290 Samsung Electronics Preferred NV
           (Electronics).....................       612,344
                                              -------------
                                                  3,776,471
                                              -------------
          Spain -- 1.59%
   17,400 Altadis SA (Tobacco)...............       440,188
  258,500 Banco Bilbao Vizcaya Argentaria SA
           (Banking).........................     2,716,163
  101,900 Industria de Diseno Textil SA
           (Apparel).........................     2,562,669
   49,500 Repsol YPF, SA (Oil & Gas).........       802,628
  176,649 Telefonica SA (Telecommunications
           Services) (b).....................     2,050,863
                                              -------------
                                                  8,572,511
                                              -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                      Security
Shares               Description                   Value
------               -----------               -------------
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Sweden -- 0.64%
116,300 Assa Abloy AB, Class - B (Metal
         Products)............................ $   1,125,960
 98,100 ForeningsSparbanken AB (Banking)......     1,354,168
 19,000 Sandvik AB (Manufacturing -
         Diversified).........................       497,255
 29,300 Svenska Handelsbanken AB, Class - A
         (Banking)............................       479,491
                                               -------------
                                                   3,456,874
                                               -------------
        Switzerland -- 4.33%
 45,053 Credit Suisse Group (Diversified
         Financial Services)..................     1,185,737
 49,676 Holcim Ltd., Class - B (Building
         Products)............................     1,835,505
 15,335 Nestle SA (Food)......................     3,164,248
121,465 Novartis AG (Pharmaceuticals).........     4,806,411
138,461 Richemont AG INH A Units
         (Retail - Specialty).................     2,238,600
 14,700 Roche Holding AG
         (Pharmaceuticals)....................     1,153,058
 13,600 STMicroelectronics NV - New York
         Shares - ADR (Semiconductors)........       282,744
 57,288 Swiss Re (Diversified Financial
         Services)............................     3,174,091
 10,649 Swisscom AG (Telecommunications
         Services)............................     3,026,736
    794 Synthes-Stratec, Inc. (Medical
         Products)............................       570,346
 35,713 UBS AG-Registered (Banking)...........     1,986,619
                                               -------------
                                                  23,424,095
                                               -------------
        Taiwan -- 0.28%
 17,380 Hon Hai Precision Industry Co., Ltd. -
         GDR (Electrical & Electronics).......       126,043
137,169 Taiwan Semiconductor Manufacturing
         Co., Ltd. - ADR
         (Semiconductors) (b).................     1,382,664
                                               -------------
                                                   1,508,707
                                               -------------
        United Kingdom -- 9.21%
188,700 ARM Holdings PLC (Semiconductor
         Equipment) (b).......................       208,627
214,100 AstraZeneca PLC (Pharmaceuticals).....     8,679,060
 20,551 AstraZeneca PLC (Pharmaceuticals).....       824,067
170,200 Barclays PLC (Banking)................     1,263,850
436,500 BG Group PLC (Oil & Gas)..............     1,933,980
251,588 Billiton PLC (Metals & Mining)........     1,324,354
 45,100 BOC Group PLC (Chemicals).............       578,629
117,600 Brambles Industries PLC (Diversified
         Operations)..........................       318,255

                         Security
   Shares               Description                Value
   ------               -----------            -------------
             United Kingdom (continued)
    656,935  British Aerospace PLC (Aerospace/
              Defense)........................ $   1,544,759
    228,500  Centrica PLC
              (Gas - Distribution)............       662,682
     63,200  Compass Group PLC (Food
              Services).......................       340,766
     18,100  GlaxoSmithKline PLC
              (Pharmaceuticals)...............       365,282
     94,400  HBOS PLC (Diversified Financial
              Services).......................     1,222,048
    215,200  HSBC Holdings PLC (Banking)......     2,542,604
    148,190  Marks & Spencer Group PLC
              (Retail)........................       772,122
    779,000  MMO2 PLC (Telecommunications
              Services) (b)...................       729,502
    214,800  National Grid Group PLC
              (Electrical Utilities)..........     1,456,799
    234,900  Pearson PLC (Printing &
              Publishing).....................     2,193,931
    109,100  Prudential Corp. PLC
              (Insurance).....................       660,715
     27,200  Reckitt & Colman (Household
              Products).......................       499,111
     74,900  Reed International PLC
              (Publishing)....................       623,234
    176,900  Reuters Group PLC
              (Multimedia)....................       513,035
    157,500  Royal Bank of Scotland Group PLC
              (Banking).......................     4,418,277
    202,400  Smiths Group PLC
              (Manufacturing - Diversified)...     2,347,952
    131,800  Standard Chartered PLC
              (Banking).......................     1,600,725
    142,200  Unilever PLC (Consumer Goods)....     1,132,193
  5,290,716  Vodafone (Telecommunications
              Services).......................    10,345,612
    107,500  Xstrata PLC (Minerals)...........       713,999
                                               -------------
                                                  49,816,170
                                               -------------
             Total -- Capital Guardian
              Trust Co.
              (cost $279,077,525).............   259,718,492
                                               -------------
             Total Common/Preferred Stocks
              (cost $552,977,833).............   512,427,413
                                               -------------
             Convertible Bonds -- 0.20%
             Capital Guardian Trust Co. -- 0.20%
             Japan -- 0.16%
111,000,000* Sumitomo Mitsui Financial Group,
              Inc., 2.25%, 7/11/05
              (Banking).......................       856,293
                                               -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

                        Security
  Shares               Description                Value
  ------               -----------             ------------
            Convertible Bonds (continued)
            Capital Guardian Trust Co. (continued)
            Switzerland -- 0.04%
  241,000** Credit Suisse Group Financial
             Guernsey, Ltd., 6.00%, 12/23/05
             (Financial Services)............. $    205,407
                                               ------------
            Total Convertible Bonds
             (cost $990,800)..................    1,061,700
                                               ------------
            Money Market Mutual Funds -- 1.13%
            Artisan Partners LP -- 1.13%
            United States -- 1.13%
6,111,465   Deutsche Bank Institutional Liquid
             Assets Fund......................    6,111,465
                                               ------------
            Total Money Market Mutual Funds
             (cost $6,111,465)................    6,111,465
                                               ------------
            Total Investments
             (cost $560,080,098) (a) --
             96.12%...........................  519,600,578
            Other assets in excess of
             liabilities -- 3.88%.............   20,957,141
                                               ------------
            Net Assets -- 100.00%............. $540,557,719

                                               ============

--------
(a) Cost for federal income tax purposes is $575,252,211. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                    Unrealized appreciation...... $ 29,539,085
                    Unrealized depreciation......  (85,190,718)
                                                  ------------
                    Net unrealized depreciation.. $(55,651,633)

                                                  ============

(b) Non-income producing securities.

  *  Principal amount is denominated in Yen.
  ** Principal amount is denominated in Swiss Franc.

   ADR -- American Depository Receipt
   GDR -- Global Depository Receipt
   PLC -- Public Liability Company

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003


    Contract                                              Value on
     Amount                                   Settlement Origination  Value on   Unrealized
(Local Currency) Forward Exchange Contracts      Date       Date      6/30/03    Gain/(Loss)
---------------- --------------------------   ---------- ----------- ----------- -----------
                 Currency Purchased
   1,693,007     Australian Dollar...........   9/05/03  $ 1,103,458 $ 1,127,958  $ 24,500
      42,858     British Pound...............   7/03/03       70,908      70,716      (192)
      98,977     Canadian Dollar.............   7/02/03       73,019      72,844      (175)
   2,055,219     Canadian Dollar.............   7/14/03    1,404,509   1,511,492   106,983
   2,739,645     Canadian Dollar.............   7/17/03    1,871,849   2,014,483   142,634
      90,209     Euro........................   7/01/03      103,091     103,592       501
       6,356     Euro........................   7/02/03        7,256       7,299        43
       6,161     Euro........................   7/02/03        7,054       7,075        21
       4,489     Euro........................   7/02/03        5,140       5,155        15
       6,314     Euro........................   7/02/03        7,229       7,250        21
     187,494     Euro........................   7/02/03      214,265     215,309     1,044
     264,521     Euro........................   7/03/03      304,305     303,730      (575)
       5,070     Euro........................   7/03/03        5,787       5,822        35
      49,626     Euro........................   7/03/03       57,078      56,986       (92)
     308,838     Euro........................   9/12/03      339,178     353,848    14,670
   4,208,375     Euro........................   9/30/03    4,482,803   4,819,304   336,501
   1,414,942     Euro........................  10/16/03    1,487,727   1,619,653   131,926
      72,371     Swiss Franc.................   7/01/03       53,530      53,428      (102)
     156,246     Swiss Franc.................   7/01/03      115,609     115,349      (260)
      51,238     Swiss Franc.................   7/02/03       37,900      37,826       (74)
     197,121     Swiss Franc.................   7/02/03      145,987     145,525      (462)
     283,842     Swiss Franc.................   7/03/03      209,965     209,554      (411)
   9,553,782     Yen.........................   7/01/03       80,035      79,565      (470)
   4,173,315     Yen.........................   7/02/03       34,866      34,756      (110)
   5,441,266     Yen.........................   7/03/03       45,380      45,318       (62)
                                                         ----------- -----------  --------
                   Total Currency Purchased..            $12,267,928 $13,023,837  $755,909

                                                         =========== ===========  ========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2003

    Contract                                            Value on
     Amount                                 Settlement Origination  Value on   Unrealized
(Local Currency) Forward Exchange Contracts    Date       Date      6/30/03    Gain/(Loss)
---------------- -------------------------- ---------- ----------- ----------- -----------
                  Currency Sold
       31,621     Australian Dollar........   7/02/03  $    21,054 $    21,206  $   (152)
       31,644     Australian Dollar........   7/03/03       21,250      21,220        30
       21,387     British Pound............   7/01/03       35,284      35,292        (8)
      102,885     British Pound............   7/01/03      170,717     169,775       942
       11,932     British Pound............   7/02/03       19,641      19,689       (48)
       92,906     British Pound............   7/02/03      153,044     153,309      (265)
       17,776     British Pound............   7/03/03       29,424      29,326        98
        5,075     British Pound............   7/03/03        8,353       8,375       (22)
        8,248     British Pound............   7/03/03       13,646      13,609        37
        9,902     Euro.....................   7/01/03       11,302      11,371       (69)
       33,472     Euro.....................   7/02/03       38,499      38,437        62
      141,823     Euro.....................   7/02/03      162,019     162,863      (844)
   11,558,948     Hong Kong Dollar.........  10/16/03    1,487,727   1,482,194     5,533
       27,572     Swiss Franc..............   7/01/03       20,394      20,355        39
      153,133     Swiss Franc..............   7/02/03      113,273     113,051       222
    1,945,265     Swiss Franc..............   7/14/03    1,404,509   1,436,704   (32,195)
    4,745,559     Yen......................   7/02/03       39,647      39,522       125
    8,655,013     Yen......................   7/03/03       72,182      72,083        99
  223,308,425     Yen......................   7/17/03    1,871,849   1,861,040    10,809
  132,054,571     Yen......................   9/05/03    1,103,457   1,102,452     1,005
   39,327,390     Yen......................   9/12/03      339,178     328,394    10,784
  533,201,130     Yen......................   9/30/03    4,482,804   4,454,833    27,971
                                                       ----------- -----------  --------
                      Total Currency Sold..            $11,619,253 $11,595,100  $ 24,153

                                                       =========== ===========  ========
                      Net Unrealized Gain..                                     $780,062

                                                                                ========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments -- June 30, 2003


Principal                                 Security                                        Maturity
 Amount                                  Description                               Rate %   Date       Value
 ------                                  -----------                               ------ -------- -------------
           Asset Backed Securities -- 14.27%
$  713,329 ABSC NIMS Trust, Series 2003-HE2, Class A..............................  7.000  4/17/33 $     699,062
 1,435,000 Aircraft Certificate Owner Trust, Series 2003-1A, Class D..............  6.455  9/20/22     1,514,155
   552,216 AQ Finance NIM Trust, Series 2003-N1...................................  9.370  3/25/33       552,203
   486,132 AQ Finance NIM Trust, Series 2003-N2A..................................  9.300  3/25/33       486,007
   810,000 Centex Home Equity, Series 2001-B, Class A3............................  5.770 11/25/27       820,543
 1,720,511 Conseco Finance Mortgage, Series 2000-B, Class AF6.....................  7.800  5/15/20     1,832,031
 1,115,000 Contimortgage Home Equity Loan Trust, Series 1998-1, Class A7..........  6.870 12/15/22     1,185,579
   562,511 Copelco Capital Funding Corp., Series 1999-B, Class A4.................  6.900 12/18/04       568,132
 1,402,000 Daimler Chrysler Auto Trust, Series 2002-B, Class A4...................  3.530  12/6/07     1,455,220
 1,100,000 Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6.....  6.620   3/1/16     1,310,497
 1,047,279 Felco Funding II LLC, Series 2000-1, Class A4..........................  7.720 12/15/05     1,061,507
   136,751 GMAC Mortgage Corp., Series 2001-HE2, Class IIA4.......................  6.370  3/25/23       138,459
   862,000 Green Tree Home Improvement Loan Trust, Series 1998-E, Class HIB1......  7.790  2/15/15       872,881
   721,000 Green Tree Home Improvement Loan Trust, Series 1999-E, Class B1........ 10.340  3/15/15       743,565
    87,543 Heller Equipment Asset Receivable Trust, Series 1999-2, Class A4.......  6.790  3/14/07        88,331
 1,470,000 Household Automotive Trust, Series 2003-1, Class A4....................  2.220 11/17/09     1,476,251
   550,000 MBNA Master Credit Card Trust, Series 1999-B, Class A..................  5.900  8/15/11       630,967
 1,280,000 MMCA Automobile Trust, Series 2002-2, Class A4.........................  4.300  3/15/10     1,312,653
   530,000 MMCA Automobile Trust, Series 2002-3, Class A4.........................  3.570  8/17/09       539,780
   780,000 MMCA Automobile Trust, Series 2002-4, Class A4.........................  3.050 11/16/09       797,558
   550,000 PSE&G Transition Funding LLC, Series 2001-1, Class A8..................  6.890 12/15/17       669,372
   810,000 Ryder Vehicle Lease Trust, Series 1999-A, Class A5.....................  7.130 10/16/06       854,550
 1,330,000 WFS Financial Owner Trust, Series 2002-2, Class A4.....................  4.500  2/20/10     1,398,936
                                                                                                   -------------
           Total Asset Backed Securities (cost $20,158,383).......................                    21,008,239
                                                                                                   -------------
           Collateralized Mortgage Obligations -- 8.12%
 1,360,000 Americredit Automobile Receivables Trust, Series 2001B, Class A4.......  5.370  6/12/08     1,415,230
   229,948 Chase Commercial Mortgage Securities Corp., Series 1996-2, Class A2....  6.900 11/19/28       254,426
   641,694 Counrtywide Home Loans, Series 2001-12, Class 2A1......................  6.500  7/25/16       655,027
 1,430,000 Countrywide Home Loans, Series 2002-27, Class A5.......................  5.500 12/25/32     1,467,247
 1,500,000 Countrywide Home Loans, Series 2003-BC3, Class N.......................  8.750  9/25/33     1,492,658
   187,251 Green Tree Financial Corp., Series 1996-2, Class A4....................  7.200  4/15/27       194,496
   357,610 Green Tree Financial Corp., Series 1999-2, Class A3....................  6.080  12/1/30       362,152
   257,191 GSR Mortgage Loan Trust, Series 2002-6F, Class 1A9.....................  6.000  7/25/32       257,715
 2,205,000 JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, Class A3..  7.088  9/15/29     2,521,528
   523,000 Master Asset Securitization Trust, Series 2003-6, Class 8A1............  5.500  7/25/33       531,008
 1,160,000 Vanderbilt Mortgage Finance, Series 2001-C, Class A2...................  4.235   8/7/14     1,186,764
   102,191 Wells Fargo Mortgage Backed Securities Trust, Series 2001-15, Class 1A2  6.500  7/25/31       102,118
 1,445,896 Wells Fargo Mortgage Backed Securities Trust, Series 2003-06, Class A1.  5.000  6/25/18     1,510,296
                                                                                                   -------------
           Total Collateralized Mortgage Obligations (cost $11,659,211)...........                    11,950,665
                                                                                                   -------------
           Corporate Bonds -- 30.34%
   705,000 AEP Texas Central Co...................................................  6.650  2/15/33       771,564
 1,630,000 Agfirst Farm Credit Bank...............................................  8.393 12/15/16     1,956,000
   740,427 America West Airlines, Series 1999-1...................................  7.930   1/2/19       785,178
   645,000 American Electric Power................................................  5.375  3/15/10       689,401
 1,625,000 American General Corp., Series B*......................................  8.125  3/15/46     2,197,813
   850,000 AOL Time Warner, Inc...................................................  6.750  4/15/11       967,757
 1,125,000 Arcel Finance..........................................................  5.984   2/1/09     1,219,163
 1,495,000 Autopista Del Maipo*...................................................  7.373  6/15/22     1,734,110
 1,794,324 BAE Systems 2001 Asset Trust*..........................................  6.664  9/15/13     2,020,016
   445,000 BFC Finance Corp., Series 1996-A.......................................  7.375  12/1/17       523,654
   605,000 Cincinnati Gas and Electric Co.........................................  5.400  6/15/33       581,605

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                      Security                                              Maturity
 Amount                                       Description                                     Rate %   Date       Value
 ------                                       -----------                                     ------ -------- -------------
           Corporate Bonds (continued)
$2,505,000 Citigroup, Inc.................................................................... 3.500    2/1/08 $   2,576,630
   945,000 Comcast Cable Communications...................................................... 6.875   6/15/09     1,092,546
   410,000 Comcast Corp...................................................................... 7.050   3/15/33       455,366
   770,000 Consumers Energy Corp............................................................. 4.000   5/15/10       767,524
   720,000 Dobie Center Properties Ltd.*..................................................... 6.410    5/1/08       811,703
   770,000 Dobie Center Properties Ltd.*..................................................... 6.460    5/1/09       875,130
   569,000 Eastern Energy Ltd.*.............................................................. 6.750   12/1/06       647,949
 1,335,000 Energy East Corp.................................................................. 7.750  11/15/03     1,363,538
 1,240,000 Firstenergy Corp.................................................................. 6.450  11/15/11     1,360,726
   430,000 France Telecom.................................................................... 7.200    3/1/06       490,489
 2,125,000 France Telecom.................................................................... 9.250    3/1/11     2,674,450
 1,155,000 General Motors Acceptance Corp.................................................... 4.500   7/15/06     1,154,111
   435,000 General Motors Acceptance Corp.................................................... 6.875   9/15/11       436,452
 1,290,000 Health Care Services Corp.*....................................................... 7.750   6/15/11     1,538,464
 1,230,000 Hertz Corp........................................................................ 7.625    6/1/12     1,249,302
 1,320,000 Northwest Airlines Inc............................................................ 6.264  11/20/21     1,393,484
   670,000 Ohio National Finance Corp........................................................ 6.350    4/1/13       709,363
 1,685,000 Pemex Finance Ltd.*............................................................... 6.550   2/15/08     1,841,975
   890,000 Pemex Finance Ltd.*............................................................... 7.330   5/15/12     1,061,022
   215,000 Pemex Finance, Ltd................................................................ 6.300   5/15/10       239,688
   540,000 Pemex Project Funding Master Trust*............................................... 8.500   2/15/08       630,450
 1,085,000 PP&L Capital Funding, Inc., MTN................................................... 6.790  11/22/04     1,156,881
 1,200,000 Prudential Financial, Inc......................................................... 5.750   7/15/33     1,190,988
   800,000 QBE Insurance Group, Ltd.......................................................... 5.647    7/1/23       777,245
   130,000 Republic of Chile................................................................. 5.625   7/23/07       140,946
   270,000 TCI Communications, Inc........................................................... 6.875   2/15/06       298,688
 1,210,000 Verizon Global Funding Corp....................................................... 7.250   12/1/10     1,453,131
 1,665,000 Weyerhaeuser Co................................................................... 7.375   3/15/32     1,913,950
   780,000 Xcel Energy, Inc.................................................................. 7.000   12/1/10       892,055
                                                                                                              -------------
           Total Corporate Bonds (cost $40,876,835)..........................................                    44,640,507
                                                                                                              -------------
           Taxable Municipal Bond -- 6.56%
   320,000 Allegheny County PA, Residential Finance Authority, Revenue, Zero Coupon (FHA).... 0.000    8/1/28        50,000
   820,000 American Public Energy Agency Nebraska Gas Supply, Revenue........................ 7.000    6/1/06       930,626
   150,000 Atlanta GA, Urban Residential Finance Authority, Revenue, Zero Coupon............. 0.000   10/1/16        53,063
 1,115,000 Calexico California, Community Redevelopment Agency Tax Allocation, Series B...... 4.220    8/1/12     1,119,181
    55,000 City of Long Beach Marina Pacifica CA, Revenue, Industrial Improvements........... 9.500    1/1/23        60,294
   215,000 Clearfield City Utah Multi-Family, Revenue, Local Housing......................... 6.650   11/1/07       239,188
    55,000 Dade County FL, Aviation Revenue, Series C (AMBAC)................................ 8.650   10/1/03        55,950
   970,000 Houston Texas Apartment Systems Revenue, Rental Car Project (FGIC)................ 6.880    1/1/28     1,099,738
   515,000 New York City Mortgage Loan Trust, Series 1996, A3*............................... 6.750   9/25/19       605,480
 1,710,000 Norristown PA, Series 1998........................................................ 7.000  10/15/18     2,028,487
   150,000 Ohio Cap Corp. For Housing, Mortgage Revenue...................................... 6.400    2/1/07       150,311
 2,170,000 Oregon Community College District, Pension Deferred, Zero Coupon.................. 0.000   6/30/23       699,825
 1,435,000 Pico Rivera CA, Water Authority................................................... 6.450    5/1/09     1,655,631
   810,000 San Diego CA, Pub Jack Murphy Stadium, Revenue, Recreational Facility Improvements 6.850    2/1/06       901,125
                                                                                                              -------------
           Total Taxable Municipal Bond (cost $8,612,959)....................................                     9,648,899
                                                                                                              -------------
           U.S. Government Agency Mortgages -- 28.66%
   740,000 Fannie Mae, Pool #254799, Class CT................................................ 5.000    6/1/23       759,888
 1,500,000 Fannie Mae, Pool #254800, Class CT................................................ 5.500    6/1/23     1,556,953
 1,530,846 Fannie Mae, Pool #380433.......................................................... 6.490    8/1/08     1,753,768
 1,223,576 Fannie Mae, Pool #555440.......................................................... 6.000   11/1/17     1,279,347

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                              Security                                       Maturity
 Amount                               Description                             Rate %    Date       Value
 ------                               -----------                             ------  -------- -------------
           U.S. Government Agency Mortgages (continued)
$1,134,390 Fannie Mae, Pool #555446.......................................... 5.500     3/1/18 $   1,177,570
   348,956 Fannie Mae, Pool #564235.......................................... 9.000    11/1/30       377,906
 1,122,844 Fannie Mae, Pool #636884.......................................... 6.500     4/1/32     1,170,935
   675,000 Fannie Mae, Pool #720359.......................................... 5.000     6/1/18       698,105
 1,186,331 Fannie Mae, Series 1998-M1, Class A2.............................. 6.250    1/25/08     1,310,998
   740,000 Fannie Mae, Series 1998-M6, Class A2.............................. 6.320    8/15/08       843,714
   315,000 Fannie Mae, Series 2000-27, Class AN.............................. 6.000    8/25/30       323,700
   149,112 Fannie Mae, Series 2001-48, Class PA.............................. 6.000    9/25/13       149,103
   494,994 Fannie Mae, Series 2001-51, Class QU.............................. 6.000    5/25/13       501,041
 1,188,527 Fannie Mae, Series 2001-66, Class A............................... 6.000    6/25/29     1,200,448
 1,055,000 Fannie Mae, Series 2001-69, Class OC.............................. 5.500    7/25/11     1,062,588
 1,055,000 Fannie Mae, Series 2002-3, Class ON............................... 5.750    6/25/12     1,064,184
   295,000 Fannie Mae, Series 2002-56, Class VD.............................. 6.000    4/25/20       306,294
   760,000 Fannie Mae, Series 2002-60, Class A2.............................. 4.750    2/25/44       789,549
   461,669 Fannie Mae, Series 2002-T12, Class A3............................. 7.500    5/25/42       515,191
   355,000 Fannie Mae, Series 2002-W10, Class A2............................. 4.700    8/25/42       368,976
   482,225 Fannie Mae, Series 2002-W4, Class A5.............................. 7.500    5/25/42       538,133
   535,528 Fannie Mae, Series 2002-W6, Class 2A.............................. 7.500    6/25/42       597,616
   355,000 Fannie Mae, Series 2002-W9, Class A2.............................. 4.700    8/25/42       366,971
 1,214,147 Fannie Mae, Series 2003-33, Class PU.............................. 4.500    5/25/33     1,250,170
 1,525,000 Fannie Mae, Series 2003-6, Class JT............................... 4.500    6/25/16     1,548,409
   310,000 Fannie Mae, Series 2003-63, Class A2.............................. 2.340    7/25/44       309,573
   755,000 Fannie Mae, Series 2003-W10, Class 3A2B........................... 3.056    7/25/37       764,672
   667,012 Fannie Mae, Series 2003-W2, Class 1A3............................. 7.500    7/25/42       744,339
   665,985 Fannie Mae, Series 2003-W3, Class 1A3............................. 7.500    8/25/42       743,193
   781,062 Fannie Mae, Series 2368, Class TP................................. 6.000    7/15/12       783,192
   440,000 Fannie Mae, Series 254831, Class CT............................... 8.000     7/1/23       451,722
 2,910,000 Fannie Mae, TBA................................................... 0.000     7/1/33     2,968,200
   460,000 Fannie Mae, TBA................................................... 0.000     7/1/33       475,381
 2,360,000 Fannie Mae, TBA................................................... 5.000     7/1/33     2,397,595
   128,055 Freddie Mac, Gold Pool #E64408.................................... 7.500    12/1/10       134,680
   115,000 Freddie Mac, Series 1496, Class KB................................ 6.500    5/15/08       117,160
   520,186 Freddie Mac, Series 2198, Class PR................................ 7.000   12/15/28       529,317
   257,057 Freddie Mac, Series 2208, Class PE................................ 7.000   12/15/28       259,799
 2,212,723 Freddie Mac, Series 2366, Class GA................................ 6.000    3/15/29     2,234,573
 1,330,000 Freddie Mac, Series 2378, Class PE................................ 5.500   11/15/16     1,408,465
   770,000 Freddie Mac, Series 2453, Class BD................................ 6.000    5/15/17       818,309
   890,000 Freddie Mac, Series 2483, Class DB................................ 5.500    9/15/12       897,565
 1,475,000 Freddie Mac, Series 2512, Class PE................................ 5.500    2/15/22     1,591,421
 1,512,094 Freddie Mac, Series 2562, Class PB................................ 4.750    9/15/28     1,537,301
   508,857 Freddie Mac, Series T-41, Class 3A................................ 7.500    7/25/32       567,535
   730,000 Freddie Mac, TBA.................................................. 0.000     7/1/33       741,635
   194,344 Government National Mortgage Association, Series 2001-19, Class PB 6.500    9/20/26       194,268
                                                                                               -------------
           Total U.S. Government Agency Mortgages (cost $41,579,580).........                     42,181,452
                                                                                               -------------
           U.S. Treasury Bonds -- 4.32%
 4,988,000 U.S. Treasury Bonds............................................... 6.000    2/15/26     5,962,416
 1,264,000 U.S. Treasury Bonds............................................... 4.978**  8/15/26       398,061
                                                                                               -------------
           Total U.S. Treasury Bonds (cost $5,910,828).......................                      6,360,477
                                                                                               -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                       Security                               Maturity
 Amount                        Description                      Rate %   Date       Value
 ------                        -----------                      ------ -------- ------------
           U.S. Treasury Notes -- 7.70%
$7,524,000 U.S. Treasury Notes................................. 1.625  4/30/05  $  7,573,372
 2,410,000 U.S. Treasury Notes................................. 6.125  8/15/07     2,787,787
   870,000 U.S. Treasury Notes................................. 5.000  8/15/11       975,896
                                                                                ------------
           Total U.S. Treasury Notes (cost $11,368,363)........                   11,337,055
                                                                                ------------
           Money Market Mutual Fund -- 3.85%
 5,668,802 SEI Daily Income Trust Treasury Fund................                    5,668,802
                                                                                ------------
           Total Money Market Mutual Fund (cost $5,668,802)....                    5,668,802
                                                                                ------------
           Total Investments (cost $145,834,961) (a) -- 103.82%                  152,796,096
           Liabilities in excess of other assets -- (3.82)%....                   (5,624,515)
                                                                                ------------
           Net Assets -- 100.00%...............................                 $147,171,581

                                                                                ============

--------
(a) Cost for federal income tax purposes is $145,943,255. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                    Unrealized appreciation.... $7,167,584
                    Unrealized depreciation....   (314,743)
                                                ----------
                    Net unrealized appreciation $6,852,841
                                                ==========

(b) Issuer has defaulted on the payment of interest.

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

** Rate disclosed represents yield effective at purchase.

   ACA -- American Capital Access
   AMBAC -- AMBAC Indemnity Corp.
   DN -- Discount Note
   FGIC -- Financial Guaranty Insurance Corp.
   FHA -- Federal Housing Administration
   FNMA -- Federal National Mortgage Association
   MBIA -- Municipal Bond Insurance Association
   MTN -- Medium Term Note
   TBA -- Security is subject to delayed delivery

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments -- June 30, 2003

Principal                                        Security
 Amount                                         Description                                       Rate % Maturity     Value
 ------                                         -----------                                       ------ -------- -------------
           Municipal Bonds -- 99.77%
           Alabama -- 1.23%
$  625,000 Alabama Housing Financial Authority, AMT, AMT......................................... 5.650    6/1/08 $     662,538
    45,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................ 4.500    4/1/04        45,164
   265,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................ 5.000    4/1/09       275,592
   330,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................ 5.500    4/1/14       335,811
   380,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................ 5.750    4/1/19       393,479
   125,000 Birmingham Alabama Medical Clinic, Revenue, ETM....................................... 7.300    7/1/05       131,923
   690,000 Birmingham Alabama Special Care Facilities, Methodist Home For Aging (LOC)............ 5.000    3/1/14       730,779
   515,000 Gadsden Alabama East Medical Clinic, Hospital Revenue, Baptist Hospital of Gadsden,
            ETM.................................................................................. 6.900    7/1/07       567,293
   200,000 Lauderale County & Florence Alabama, ETM.............................................. 7.000    7/1/07       219,296
                                                                                                                  -------------
                                                                                                                      3,361,875
                                                                                                                  -------------
           Alaska -- 0.67%
   230,000 Alaska State Housing Financial Corp., Series A, Revenue Bond (MBIA)................... 6.000   12/1/15       237,148
 1,000,000 Anchorage Alaska Water Revenue (AMBAC)................................................ 5.625    9/1/13     1,154,909
   400,000 Anchorage Alaska, Series A (FGIC)..................................................... 4.800    4/1/13       430,644
                                                                                                                  -------------
                                                                                                                      1,822,701
                                                                                                                  -------------
           Arizona -- 3.41%
    10,000 Maricopa County Arizona Hospital Revenue, ETM......................................... 6.750    1/1/04        10,291
    10,000 Maricopa County Arizona Industrial Development Authority (Asset GTY).................. 4.900    5/1/06        10,572
    40,000 Maricopa County Arizona Industrial Development Authority (Asset GTY).................. 5.000    5/1/07        42,677
    95,000 Maricopa County Arizona Industrial Development Authority (Asset GTY).................. 5.300    5/1/13       102,460
 2,000,000 Maricopa County Arizona Industrial Development Authority (GNMA)....................... 6.000  10/20/31     2,224,080
 2,510,000 Maricopa County Arizona Industrial Development Authority (GNMA)....................... 6.050  10/20/36     2,872,144
   720,000 Phoenix Health Facilities Authority Hospital, ETM..................................... 6.250    9/1/11       725,400
   230,000 Pinal County Arizona Community College (AMBAC)........................................ 5.250    7/1/07       258,559
   245,000 Pinal County Arizona Community College (AMBAC)........................................ 5.250    7/1/08       278,734
    95,000 Pinal County Arizona Community College (AMBAC)........................................ 4.750    7/1/09       105,650
   175,000 Pinal County Arizona Community College (AMBAC)........................................ 4.800    7/1/09       195,027
 1,500,000 Scottsdale Arizona Industrial Development Authority, Hospital Revenue, Scottsdale
            Memorial Hospital, Series A (AMBAC).................................................. 6.000    9/1/12     1,725,554
   400,000 Show Low Arizona Industrial Development Authority, Navapache Regional Medical Center,
            Series A (ACA)....................................................................... 5.125   12/1/06       436,860
   340,000 Yuma Arizona Industrial Development Multi-Family (GNMA)............................... 5.400  12/20/17       343,995
                                                                                                                  -------------
                                                                                                                      9,332,003
                                                                                                                  -------------
           Arkansas -- 0.18%
    22,700 Drew County Arkansas Public Facility Board, Single Family, Series A-2 (FNMA).......... 7.900    8/1/11        23,410
    45,000 Fayetteville Arkansas Public Facilities Board Refunding............................... 7.250    4/1/11        45,977
    30,000 Jefferson County Arkansas Health Care, ETM............................................ 7.400   12/1/10        36,316
   184,000 North Little Rock Arkansas Residential Housing, Capital Appreciation, Sub-Mortgage,
            Zero Coupon.......................................................................... 0.000   12/1/10       110,402
   250,000 Rogers Arkansas Sales & Use Tax Revenue............................................... 5.350   11/1/11       253,600
    18,072 Stuttgart Arkansas Public Facilities Board Refunding, Single Family Mortgage, Series B 7.750    9/1/11        18,084
                                                                                                                  -------------
                                                                                                                        487,789
                                                                                                                  -------------
           California -- 5.08%
   305,000 Abag Finance Authority for Non-Profit Companies, American Baptists Homes.............. 5.500   10/1/07       308,352
   800,000 California Education Facilities Authority Revenue, University of San Diego (AMBAC).... 4.750   10/1/15       848,808
 1,500,000 California State...................................................................... 5.000    2/1/13     1,621,935
 1,700,000 California State...................................................................... 5.250    2/1/18     1,801,626

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                          Security
 Amount                                           Description                                         Rate % Maturity
 ------                                           -----------                                         ------ --------
           Municipal Bonds (continued)
           California (continued)
$  350,000 California Statewide Communities Development Authority, Health Care, Mountain
            Shadows, Series A (ACA).................................................................. 4.350    7/1/12
   185,000 California Statewide Communities Development Authority, Multi-Family, Cudahy
            Gardens, Series I, AMT (LOC)............................................................. 5.100   10/1/12
   230,000 California Statewide Communities Development Authority, Multi-Family, Cudahy
            Gardens, Series I, Mandatory Put 4/1/16 @ 100, AMT (LOC)................................. 5.600    4/1/29
 1,285,000 California Statewide Communities Development Authority, Multi-Family, Pioneer Park,
            Series T, AMT (GNMA)..................................................................... 6.100  12/20/20
   165,000 California Statewide Communities Development Authority, Multi-Family, Riverside
            Gardens, AMT (LOC)....................................................................... 5.100   10/1/12
    85,000 Colton California Redevelopment Agency, ETM............................................... 7.250    8/1/11
    80,000 Contra Costa County California Multi-Family Housing Revenue, Bollinger Crests
            Apartments, Series C, AMT (FNMA)......................................................... 4.850    5/1/11
    75,000 Delta County California Home Mortgage Finance, AMT (GNMA/FNMA) (MBIA)..................... 6.700    6/1/24
    60,000 Emeryville California Redevelopment Agency, ETM........................................... 7.500    9/1/11
    50,000 Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
            Projects, AMT (FNMA)..................................................................... 5.150    8/1/07
    35,000 Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
            Projects, AMT (FNMA)..................................................................... 5.150    8/1/07
   115,000 Fresno California Multi-Family Housing Revenue, Woodlands Apartments Projects
            (GNMA)................................................................................... 6.650   5/20/08
 3,115,000 Kern County California Housing Authority, Multi-Family, Pioneer Pines, Series A
            (GNMA)................................................................................... 6.150  10/20/43
   795,000 Los Angeles California Community Redevelopment, Angelus Plaza Project, Series A
            (FNMA)................................................................................... 7.400   6/15/10
    15,000 Los Angeles California Community Redevelopment, Monterey Hills Redevelopment
            Project.................................................................................. 8.650   12/1/22
   295,000 Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Series A,
            AMT (FNMA)............................................................................... 5.700   12/1/27
   655,000 Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects,
            Mandatory 12/1/07 Put @ 100, AMT (FNMA).................................................. 5.850   12/1/27
    45,000 Rialto California Redevelopment Agency Multi-Family Housing (FNMA)........................ 5.600   11/1/06
   120,000 Riverside County California Housing Authority Breezewood Apartments Project, Series B
            (MBIA)................................................................................... 5.000    6/1/19
    30,000 Santa Clara County California Multi-Family Housing (GNMA)................................. 5.750   5/20/05
   110,000 Turlock California Public Financing Authority............................................. 5.250    9/1/15
   735,000 Vista California Multi-Family Housing Revenue, Pepperwood Apartments Project, Series A,
            Mandatory Put 6/1/05 @100 (FNMA)......................................................... 5.700    6/1/25



           Colorado -- 2.69%
    80,000 Arvada Colorado Industrial Development Revenue, AMT (LOC)................................. 5.600   12/1/12
   120,000 Arvada Colorado Industrial Development Revenue, AMT (LOC)................................. 5.800   12/1/17
   310,000 Aurora Centretech Metro District Colorado, Mandatory Put 12/1/08 @ 100 (LOC).............. 4.875   12/1/28
    10,000 Aurora Colorado Housing Authority, Single Family Mortgage Revenue......................... 7.300    5/1/10
    10,000 Colorado Housing Financial Authority...................................................... 5.000    5/1/05
    10,000 Colorado Housing Financial Authority...................................................... 4.750   11/1/05
   100,000 Colorado Housing Financial Authority...................................................... 6.500    5/1/16
   165,000 Colorado Housing Financial Authority...................................................... 6.550    5/1/25
   320,000 Colorado Housing Financial Authority (FHA)................................................ 5.700   10/1/21
   230,000 Colorado Housing Financial Authority, AMT................................................. 5.200   12/1/05
   645,000 Colorado Housing Financial Authority, AMT................................................. 6.400   11/1/24

                                        Security
                                       Description                                             Value
                                       -----------                                         -------------
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Health Care, Mountain
 Shadows, Series A (ACA).................................................................. $     362,761
California Statewide Communities Development Authority, Multi-Family, Cudahy
 Gardens, Series I, AMT (LOC).............................................................       189,137
California Statewide Communities Development Authority, Multi-Family, Cudahy
 Gardens, Series I, Mandatory Put 4/1/16 @ 100, AMT (LOC).................................       235,104
California Statewide Communities Development Authority, Multi-Family, Pioneer Park,
 Series T, AMT (GNMA).....................................................................     1,398,542
California Statewide Communities Development Authority, Multi-Family, Riverside
 Gardens, AMT (LOC).......................................................................       168,818
Colton California Redevelopment Agency, ETM...............................................       102,535
Contra Costa County California Multi-Family Housing Revenue, Bollinger Crests
 Apartments, Series C, AMT (FNMA).........................................................        85,789
Delta County California Home Mortgage Finance, AMT (GNMA/FNMA) (MBIA).....................        79,084
Emeryville California Redevelopment Agency, ETM...........................................        73,331
Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
 Projects, AMT (FNMA).....................................................................        53,659
Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
 Projects, AMT (FNMA).....................................................................        37,561
Fresno California Multi-Family Housing Revenue, Woodlands Apartments Projects
 (GNMA)...................................................................................       128,822
Kern County California Housing Authority, Multi-Family, Pioneer Pines, Series A
 (GNMA)...................................................................................     3,441,545
Los Angeles California Community Redevelopment, Angelus Plaza Project, Series A
 (FNMA)...................................................................................       862,655
Los Angeles California Community Redevelopment, Monterey Hills Redevelopment
 Project..................................................................................        15,270
Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Series A,
 AMT (FNMA)...............................................................................       314,352
Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects,
 Mandatory 12/1/07 Put @ 100, AMT (FNMA)..................................................       710,636
Rialto California Redevelopment Agency Multi-Family Housing (FNMA)........................        48,833
Riverside County California Housing Authority Breezewood Apartments Project, Series B
 (MBIA)...................................................................................       123,827
Santa Clara County California Multi-Family Housing (GNMA).................................        31,888
Turlock California Public Financing Authority.............................................       117,296
Vista California Multi-Family Housing Revenue, Pepperwood Apartments Project, Series A,
 Mandatory Put 6/1/05 @100 (FNMA).........................................................       750,839
                                                                                           -------------
                                                                                              13,913,005
                                                                                           -------------
Colorado -- 2.69%
Arvada Colorado Industrial Development Revenue, AMT (LOC).................................        81,643
Arvada Colorado Industrial Development Revenue, AMT (LOC).................................       122,405
Aurora Centretech Metro District Colorado, Mandatory Put 12/1/08 @ 100 (LOC)..............       333,991
Aurora Colorado Housing Authority, Single Family Mortgage Revenue.........................        10,243
Colorado Housing Financial Authority......................................................        10,223
Colorado Housing Financial Authority......................................................        10,021
Colorado Housing Financial Authority......................................................       106,298
Colorado Housing Financial Authority......................................................       175,572
Colorado Housing Financial Authority (FHA)................................................       320,752
Colorado Housing Financial Authority, AMT.................................................       242,997
Colorado Housing Financial Authority, AMT.................................................       687,770

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                          Security                                                  Maturity
 Amount                                           Description                                         Rate %   Date
 ------                                           -----------                                         ------ --------
           Municipal Bonds (continued)
           Colorado (continued)
$   95,000 Denver Colorado City & County Multi-Family Housing (FHA).................................. 4.700    7/1/08
    55,000 Denver Colorado City & County Multi-Family Housing, AMT (FHA)............................. 5.100   11/1/07
   260,000 Greeley Colorado Multi-Family Revenue Housing, Meeker Commons, AMT (GNMA)................. 5.400   9/20/10
 2,650,000 Superior Metropolitan District No. 1, Colorado Water & Sewer, Series C, Mandatory Put,
            12/1/04 @ 100 (LOC)...................................................................... 5.500   12/1/20
 1,220,000 Westminster Colorado Multi-Family, Mandatory Put 9/1/06 @ 100 (AXA)....................... 5.950    9/1/06
   750,000 Westminster Colorado Multi-Family, Mandatory Put 12/1/05 @100 (FNMA)...................... 5.350   12/1/25



           Connecticut -- 1.64%
 3,850,000 Stamford Connecticut Housing Authority, Multi-Family, AMT, Mandatory Put
            12/1/08 @100............................................................................. 4.750   12/1/28
   300,000 Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC).......................... 4.850    7/1/09
   275,000 Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC).......................... 4.850    7/1/09



           Delaware -- 0.14%
     5,000 Delaware State Economic Development Authority Revenue, 1st Mortgage, Peninsula
            United, Series A......................................................................... 6.000    5/1/09
    15,000 Delaware State Economic Development (MBIA)................................................ 7.000   10/1/03
   100,000 Delaware State Health Facilities Authority Revenue, Nanticoke Hospital, Series A
            (RADIAN)................................................................................. 4.500    5/1/14
   225,000 Sussex County Delaware Single Family Mortgage, ETM........................................ 7.500    3/1/10



           District of Columbia -- 0.62%
   220,000 District of Columbia Housing Finance Agency (Asset GTY)................................... 4.850    6/1/08
   165,000 District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, AMT
            (FHA).................................................................................... 5.000    2/1/08
 1,155,000 District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT
            (FNMA/GNMA).............................................................................. 6.250   12/1/28
   100,000 District of Columbia, Series B (FSA)...................................................... 5.500    6/1/14



           Florida -- 3.98%
    85,000 Brevard County Florida Health Facilities Authority, ETM................................... 7.375  11/15/04
    50,000 Dade City Florida, Governmental Leasing Corp., Certificates of Participation.............. 9.000    4/1/20
   260,000 Dade County Florida Housing Finance Authority, AMT, Mandatory Put 6/1/06 @ 100
            (FNMA)................................................................................... 5.900    6/1/26
   120,000 Daytona Beach Florida Water & Sewer, ETM (MBIA)........................................... 6.750  11/15/07
 2,060,000 Daytona Beach Florida Water & Sewer, ETM (MBIA)........................................... 6.750  11/15/07
   330,000 FHA Insured Trust, Series 96-I, Class A3.................................................. 7.000    7/1/22
   155,000 Florida State Board of Regents University System (RADIAN)................................. 5.875    5/1/16
   310,000 Florida State Department of Corrections, Okeechobee Correctional Facility, Certificates of
            Participation (AMBAC).................................................................... 6.250    3/1/15
 3,000,000 Florida State Turnpike Authority, Series A (FGIC)......................................... 5.250    7/1/13
 1,565,000 Hillsborough County Port District Revenue, Second Lien, Zero Coupon (MBIA)................ 0.000    6/1/09
   965,000 Hillsborough County Port District Revenue, Second Lien, Zero Coupon, (MBIA)............... 0.000    6/1/11
   300,000 Miami Beach Florida Housing Authority Revenue, 1st Mortgage, Elderly Housing,
            Section 8................................................................................ 6.625   1/15/09
   245,000 Miami-Dade County Florida Housing Finance Authority, Series A-1, AMT
            (GNMA/FNMA).............................................................................. 5.900    6/1/25
   275,000 Orange County Florida Health Facilities Authority Revenue, Mayflower Retirement Center,
            ETM...................................................................................... 8.750   10/1/09

                                        Security
                                       Description                                             Value
                                       -----------                                         -------------
Municipal Bonds (continued)
Colorado (continued)
Denver Colorado City & County Multi-Family Housing (FHA).................................. $     102,485
Denver Colorado City & County Multi-Family Housing, AMT (FHA).............................        59,051
Greeley Colorado Multi-Family Revenue Housing, Meeker Commons, AMT (GNMA).................       276,731
Superior Metropolitan District No. 1, Colorado Water & Sewer, Series C, Mandatory Put,
 12/1/04 @ 100 (LOC)......................................................................     2,777,995
Westminster Colorado Multi-Family, Mandatory Put 9/1/06 @ 100 (AXA).......................     1,237,177
Westminster Colorado Multi-Family, Mandatory Put 12/1/05 @100 (FNMA)......................       796,799
                                                                                           -------------
                                                                                               7,352,153
                                                                                           -------------
Connecticut -- 1.64%
Stamford Connecticut Housing Authority, Multi-Family, AMT, Mandatory Put
 12/1/08 @100.............................................................................     3,920,070
Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC)..........................       300,015
Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC)..........................       275,223
                                                                                           -------------
                                                                                               4,495,308
                                                                                           -------------
Delaware -- 0.14%
Delaware State Economic Development Authority Revenue, 1st Mortgage, Peninsula
 United, Series A.........................................................................         5,088
Delaware State Economic Development (MBIA)................................................        15,066
Delaware State Health Facilities Authority Revenue, Nanticoke Hospital, Series A
 (RADIAN).................................................................................       104,163
Sussex County Delaware Single Family Mortgage, ETM........................................       270,513
                                                                                           -------------
                                                                                                 394,830
                                                                                           -------------
District of Columbia -- 0.62%
District of Columbia Housing Finance Agency (Asset GTY)...................................       222,831
District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, AMT
 (FHA)....................................................................................       176,100
District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT
 (FNMA/GNMA)..............................................................................     1,180,352
District of Columbia, Series B (FSA)......................................................       113,927
                                                                                           -------------
                                                                                               1,693,210
                                                                                           -------------
Florida -- 3.98%
Brevard County Florida Health Facilities Authority, ETM...................................        89,065
Dade City Florida, Governmental Leasing Corp., Certificates of Participation..............        51,743
Dade County Florida Housing Finance Authority, AMT, Mandatory Put 6/1/06 @ 100
 (FNMA)...................................................................................       278,759
Daytona Beach Florida Water & Sewer, ETM (MBIA)...........................................       125,564
Daytona Beach Florida Water & Sewer, ETM (MBIA)...........................................     2,477,665
FHA Insured Trust, Series 96-I, Class A3..................................................       336,600
Florida State Board of Regents University System (RADIAN).................................       174,480
Florida State Department of Corrections, Okeechobee Correctional Facility, Certificates of
 Participation (AMBAC)....................................................................       338,431
Florida State Turnpike Authority, Series A (FGIC).........................................     3,343,380
Hillsborough County Port District Revenue, Second Lien, Zero Coupon (MBIA)................     1,315,053
Hillsborough County Port District Revenue, Second Lien, Zero Coupon, (MBIA)...............       735,012
Miami Beach Florida Housing Authority Revenue, 1st Mortgage, Elderly Housing,
 Section 8................................................................................       306,504
Miami-Dade County Florida Housing Finance Authority, Series A-1, AMT
 (GNMA/FNMA)..............................................................................       255,400
Orange County Florida Health Facilities Authority Revenue, Mayflower Retirement Center,
 ETM......................................................................................       334,098

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                       Security                                              Maturity
 Amount                                        Description                                     Rate %   Date       Value
 ------                                        -----------                                     ------ -------- -------------
           Municipal Bonds (continued)
           Florida (continued)
$   30,000 Palm Beach County Florida Health Facilities Revenue, ETM........................... 9.500    8/1/13 $      40,645
   515,000 Pasco County Florida Revenue, GO, ETM (MBIA)....................................... 6.375    8/1/08       577,161
    65,000 St. Johns County Florida Industrial Development Authority, Series A (MBIA)......... 5.500    3/1/17        73,015
    50,000 Tampa Florida Excise Tax, Revenue Bond, ETM........................................ 6.125   10/1/07        54,448
                                                                                                               -------------
                                                                                                                  10,907,023
                                                                                                               -------------
           Georgia -- 2.36%
   110,000 Athens Georgia Water & Sewer Revenue, ETM.......................................... 6.200    7/1/08       128,211
 4,025,000 Atlanta Georgia Urban Residential Finance Authority, Multifamily Revenue Housing,
            Certificate of Participation, Mandatory Put 10/1/06 @ 100 (LOC)................... 4.000   10/1/25     4,154,725
   110,000 Augusta Georgia Housing Rehabilitation Agency...................................... 7.000    9/1/05       113,609
     5,000 Clayton County Georgia Housing Authority Multi-Family, AMT (FNMA).................. 5.750    1/1/13         5,356
    25,000 Fulton County Georgia Housing Authority, Single Family Revenue, AMT (GNMA)......... 6.200    3/1/13        25,755
   405,000 Gwinnett County Georgia Multi-Family, Mandatory Put 4/1/06 @ 100 (FNMA)............ 5.500    4/1/26       419,698
   320,000 Marietta Georgia Housing Authority, Multifamily Revenue, Mandatory Put 7/1/04 @ 100
            (Gables).......................................................................... 4.750    7/1/24       328,205
   260,000 Savannah Georgia Economic Development Authority.................................... 6.200   10/1/09       294,674
   200,000 Savannah Georgia Economic Development Authority.................................... 6.500   10/1/13       224,094
   585,000 Savannah Georgia Economic Development Authority (ACA).............................. 6.875  11/15/11       690,294
    55,000 St. Mary's Georgia Housing Authority Multi-Family (FHA)............................ 7.250    9/1/05        55,076
    25,000 St. Mary's Georgia Housing Authority Multi-Family (FHA)............................ 7.250   10/1/05        25,000
                                                                                                               -------------
                                                                                                                   6,464,697
                                                                                                               -------------
           Hawaii -- 0.44%
   640,000 Hawaii State Housing & Community Development Corp., Multifamily Housing Revenue,
            Sunset Villas (GNMA).............................................................. 5.750   1/20/36       672,384
   470,000 Hawaii State Housing Finance & Development, AMT (FNMA)............................. 5.200    7/1/12       500,207
    20,000 Honolulu Hawaii City & County, Multi-Family Housing, Waipahu Towers Project, AMT
            (GNMA)............................................................................ 6.900   6/20/05        21,197
                                                                                                               -------------
                                                                                                                   1,193,788
                                                                                                               -------------
           Idaho -- 0.75%
    80,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 4.950   11/1/03        80,897
    80,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.050   11/1/04        83,805
    95,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.150   11/1/05        99,411
    95,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.200   11/1/06        98,923
   105,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.300   11/1/07       108,658
   110,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.400   11/1/08       113,610
   110,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.500   11/1/09       113,418
     5,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.600   11/1/10         5,147
     5,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.700   11/1/11         5,143
     5,000 Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc.
            Project, AMT (LOC)................................................................ 5.800   11/1/12         5,139

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                         Security                                                Maturity
 Amount                                          Description                                       Rate %   Date       Value
 ------                                          -----------                                       ------ -------- -------------
           Municipal Bonds (continued)
           Idaho (continued)
$   60,000 Idaho Housing & Financial Assistance, Series Sub-B, AMT................................ 5.650    7/1/09 $      62,101
    55,000 Idaho Housing & Financial Assistance, Single Family Mortgage, Series Sub-C, AMT........ 5.250    7/1/11        56,382
    85,000 Idaho Housing & Financial Assistance, Single Family Mortgage, Series F-2, AMT.......... 5.100    7/1/12        87,417
 1,000,000 Idaho Housing & Financial Assistance, Single Family Mortgage, Series E, Class 111, AMT. 5.300    1/1/22     1,025,890
    95,000 Idaho Housing Agency, Single Family Mortgage, Series Sub-F, AMT........................ 5.800    7/1/07       100,160
                                                                                                                   -------------
                                                                                                                       2,046,101
                                                                                                                   -------------
           Illinois -- 8.63%
   530,000 Addison Illinois Single Family Mortgage Revenue, ETM................................... 7.500    4/1/11       644,538
   100,000 Alton Illinois Hospital Facilities Revenue & Refunded, Alton Memorial Hospital Project,
            ETM................................................................................... 7.000    7/1/05       105,218
   530,000 Bedford Park Illinois Water Revenue, AMT (ACA)......................................... 6.000  12/15/08       604,714
    10,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)............................. 4.950    6/1/05        10,422
    40,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)............................. 5.250    6/1/08        43,132
    40,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)............................. 5.350    6/1/09        43,474
    40,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)............................. 5.450    6/1/10        43,170
    55,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)............................. 5.500    6/1/11        60,112
    55,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)............................. 5.550    6/1/12        59,951
   470,000 Davis Junction Illinois Solid Waste, GO, Series B (LOC)................................ 5.500   4/15/10       518,250
    55,000 Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM.............. 7.000    1/1/07        60,902
     5,000 Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (FGIC)....... 7.000    1/1/07         5,537
    30,000 Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (MBIA)....... 7.000    1/1/07        33,219
    75,000 Fairfield Illinois Economic Development Revenue, Wayne County Center Project........... 6.000  12/15/05        80,228
    90,000 Grayslake Illinois Multi-Family Revenue, Country Squire Apartments (FHA)............... 6.000    6/1/05        94,941
     5,000 Greater Peoria Illinois Airport Authority, AMT (AMBAC)................................. 6.500   12/1/05         5,319
 2,560,000 Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB
            (GNMA)................................................................................ 4.000  10/20/31     2,771,789
 5,060,000 Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB
            (GNMA)................................................................................ 4.000  10/20/41     5,482,307
   245,000 Illinois Development Finance Authority Revenue, Catholic Health (AMBAC)................ 5.150   2/15/06       262,121
   160,000 Illinois Development Finance Authority Revenue, Community Rehabilitation Providers..... 5.375    7/1/09       160,862
   930,000 Illinois Development Finance Authority Revenue, Community Rehabilitation Providers,
            Series A.............................................................................. 5.600    7/1/19       901,849
   170,000 Illinois Development Finance Authority Revenue, Debt Restructure East St. Louis........ 6.875  11/15/05       183,264
     5,000 Illinois Development Finance Authority Revenue, Section 8, Series A (FHA/MBIA)......... 5.200    7/1/08         5,444
   240,000 Illinois Development Finance Authority, Illinois Facilities Project, Series A.......... 7.400    9/1/04       243,377
   365,000 Illinois Educational Facility Authority Revenue........................................ 4.600   10/1/08       401,186
   495,000 Illinois Educational Facility Authority Revenue........................................ 5.000   10/1/13       561,444
   500,000 Illinois Educational Facility Authority Revenue, Art Institite of Chicago,
            Mandatory Put 3/1/13 @ 100............................................................ 4.100    3/1/34       496,590
   125,000 Illinois Health Facilities Authorities, Loyola University, ETM......................... 6.250    7/1/06       133,441
   999,000 Illinois Health Facilities Authority Revenue (FSA)..................................... 7.600   8/15/10     1,005,652
 1,615,000 Illinois Health Facilities Authority Revenue, Community Hospital of Ottawa Project..... 6.750   8/15/14     1,675,594
   300,000 Illinois Health Facilities Authority Revenue, Covenant Retirement Communities,
            Series A (RADIAN)..................................................................... 4.600   12/1/12       316,509
   215,000 Illinois Health Facilities Authority Revenue, Lutheran Social Services................. 6.125   8/15/10       215,215
   145,000 Illinois Health Facilities Authority Revenue, Michael Reese Hospital & Medical Center,
            ETM................................................................................... 6.750   12/1/08       165,487
   125,000 Illinois Health Facilities Authority Revenue, Midwest Group Ltd. (ACA)................. 5.375  11/15/08       138,213
 1,640,000 Lake County Illinois Community School District (FSA), Zero Coupon...................... 0.000   12/1/17       859,147
    90,000 Lake County Illinois Township, High School District No. 113, Highland Park, GO......... 8.100   12/1/12       125,120
   180,000 Lake County Illinois, School District No. 109, Series B, GO............................ 6.600  12/15/18       233,318

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                       Security                                               Maturity
 Amount                                        Description                                      Rate %   Date       Value
 ------                                        -----------                                      ------ -------- -------------
           Municipal Bonds (continued)
           Illinois (continued)
$  325,000 Madison & St. Clair Counties Illinois, School District Number 10 Collinsville,
            School Building (FGIC)............................................................. 5.500    2/1/16 $     367,754
 2,190,000 Palatine Illinois Tax Increment Revenue (AMBAC)..................................... 5.000    1/1/15     2,328,407
    65,000 Rockford Illinois Mortgage Revenue, Faust Landmark Apartments, Series A, AMT
            (FHA).............................................................................. 5.625    1/1/07        69,750
   460,000 Rockford-Concord Commons Housing, Concord Commons Project (FHA)..................... 6.150   11/1/22       485,981
    55,000 Rockford-Concord Commons Housing, Concord Commons Project, Series A (FHA)........... 5.550   11/1/06        58,368
   445,000 Silvas Illinois Mortgage Revenue (FHA).............................................. 5.200    8/1/17       467,815
    25,000 Southwestern Illinois Development Authority Hospital Revenue, Wood River Township
            Hospital Project, ETM.............................................................. 6.875    8/1/03        25,116
   410,000 Upper Illinois River Valley Development Authority, Solid Waste Disposal Revenue,
            AMT................................................................................ 5.900    2/1/14       420,701
   605,000 Woodridge Illinois Multi-Family Revenue, Hawthorn Ridge, Series A (GNMA)............ 5.650  12/20/32       636,151
                                                                                                                -------------
                                                                                                                   23,611,099
                                                                                                                -------------
           Indiana -- 4.18%
   915,000 Clark County Indiana Hospitals Association (MBIA)................................... 4.650    3/1/07       965,809
    90,000 Fort Wayne Indiana Hospital Authority, ETM.......................................... 6.500    1/1/05        94,384
    50,000 Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)......... 4.750   8/20/08        53,663
    70,000 Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)......... 5.150   8/20/13        74,537
 2,650,000 Indiana Health Care Facilities Financing Authority, Union Hospital (MBIA)........... 5.125    9/1/18     2,708,777
   165,000 Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health
            Services........................................................................... 4.850   2/15/06       175,189
    85,000 Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health
            Services........................................................................... 4.800   2/15/07        90,205
    80,000 Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health
            Services........................................................................... 4.850   2/15/08        85,208
    80,000 Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health
            Services........................................................................... 4.950   2/15/09        85,750
    95,000 Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY) 5.100   2/15/06       101,415
    95,000 Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY) 5.100   8/15/06       102,448
    95,000 Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY) 5.250   2/15/08       104,158
   110,000 Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY) 5.350   8/15/09       121,429
   500,000 Indiana State Financing Authority Toll Road Revenue................................. 5.000    7/1/14       498,915
   795,000 Indianapolis Indiana Economic Development Revenue, Mandatory Put
            12/1/04 @ 100, AMT (FNMA).......................................................... 6.375   12/1/24       832,786
    75,000 Indianapolis Indiana Utilities Revenue, ETM......................................... 7.000    6/1/08        86,045
    60,000 Lawrence Indiana Multi-Family Revenue, AMT (FNMA)................................... 5.050    1/1/08        63,474
   530,000 Lawrence Indiana Multi-Family Revenue, Mandatory Put 1/1/08 @100, AMT (FNMA)........ 5.150    6/1/24       561,090
 1,000,000 Moorsville Indiana School Building Corp., First Mortgage (FSA)...................... 5.000   7/15/15     1,085,350
 3,270,000 Northwest Allen Indiana Building Corp., (MBIA)...................................... 5.500    6/1/15     3,552,919
     5,000 Vigo County Indiana Hospital Authority Revenue, ETM................................. 6.875    4/1/04         5,223
                                                                                                                -------------
                                                                                                                   11,448,774
                                                                                                                -------------
           Kansas -- 0.35%
    55,000 Kansas State Development Finance Authority Multi-Family, AMT (LOC).................. 5.300   10/1/07        57,906
   255,000 Kansas State Development Finance Authority Multi-Family, Mandatory Put
            10/1/07 @100, AMT (LOC)............................................................ 5.600   10/1/19       268,750
    10,000 Labette County, Single Family Mortgage Revenue...................................... 7.650   12/1/11        10,038
   400,000 Manhattan Kansas Tax Increment Revenue, AMT (Asset GTY)............................. 5.200   12/1/03       400,927
   195,000 McPhearson Kansas Electric Utility, Partial Prerefunded 3/1/03 @ 100, ETM (AMBAC)... 5.900    3/1/07       222,901
                                                                                                                -------------
                                                                                                                      960,522
                                                                                                                -------------
           Kentucky -- 0.28%
   190,000 Kentucky State Turnpike Authority Resource Recovery, ETM............................ 6.125    7/1/07       207,731
   145,000 Kentucky State Turnpike Authority Resource Recovery, Recovery Road Revenue, ETM..... 6.625    7/1/08       163,409

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                         Security                                                Maturity
 Amount                                          Description                                       Rate %   Date       Value
 ------                                          -----------                                       ------ -------- -------------
           Municipal Bonds (continued)
           Kentucky (continued)
$  345,000 Louisville Kentucky Riverfront Corp., ETM..............................................  5.750  7/1/10  $     386,038
     5,000 Owensboro Kentucky Electric Lighting & Power Revenue, ETM.............................. 10.500  1/1/04          5,235
                                                                                                                   -------------
                                                                                                                         762,413
                                                                                                                   -------------
           Louisiana -- 3.18%
   200,000 East Baton Rouge Parish Louisiana Hospital District No. 3, Woman's Hospital Foundation,
            ETM...................................................................................  7.200 10/1/08        228,762
    60,000 Iberia Home Mortgage Authority Louisiana Single Family.................................  7.375  1/1/11         61,586
   160,000 Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)..........................  6.450  9/1/27        172,331
   395,000 Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)..........................  6.500  9/1/38        425,383
 1,310,000 Louisiana Local Government Environmental Facilities Community Development Authority,
            Series A (AMBAC)......................................................................  5.200  6/1/17      1,465,130
    25,000 Louisiana Public Facility Authority Revenue, Single Family.............................  7.375 10/1/12         25,554
    32,268 Louisiana Public Facility Authority Revenue............................................  8.450 12/1/12         32,993
   190,000 Louisiana Public Facility Authority Revenue, Mandatory Put 6/1/05 @ 100 (FNMA).........  5.800  6/1/25        193,686
   150,000 Louisiana Public Facility Authority Revenue, Multi-Family Housing, Carlyle Apartments,
            Mandatory Put 6/15/05 @ 100 (AXA).....................................................  5.950 6/15/19        150,031
   520,000 Louisiana State Health Education Authority, Lease Rent Revenue, Tulane University
            Medical Center, ETM...................................................................  7.875  7/1/09        606,211
 3,020,000 New Orleans Louisiana Home Mortgage Authority, ETM.....................................  6.250 1/15/11      3,620,014
 1,440,000 Tensas Parish Louisiana Law Enforcement District, Certificates of Participation........  7.000  9/1/18      1,726,675
                                                                                                                   -------------
                                                                                                                       8,708,356
                                                                                                                   -------------
           Maine -- 0.12%
   225,000 Maine Finance Authority Revenue, AMT (FSA).............................................  5.200  7/1/18        226,168
    90,000 Maine State Health Facilities Authority Revenue, Webber Hospital Association Project,
            ETM (AMBAC)...........................................................................  6.500  5/1/09        102,681
                                                                                                                   -------------
                                                                                                                         328,849
                                                                                                                   -------------
           Maryland -- 0.63%
    55,000 Annapolis Maryland Economic Development Revenue........................................  4.700 10/1/03         55,447
     5,000 Annapolis Maryland Economic Development Revenue........................................  4.800 10/1/04          5,194
    55,000 Annapolis Maryland Economic Development Revenue........................................  5.000 10/1/06         59,436
    55,000 Annapolis Maryland Economic Development Revenue........................................  5.000 10/1/07         60,039
    65,000 Annapolis Maryland Economic Development Revenue........................................  5.000 10/1/08         71,479
   110,000 Baltimore County Maryland Mortgage Revenue, Three Garden Village Project, Series A
            (FHLMC)...............................................................................  4.800  1/1/13        116,894
   395,000 Cecil County Maryland County Commerce Economic Development.............................  6.875 1/15/08        355,500
   115,000 Cecil County Maryland County Commerce Economic Development.............................  6.875 1/15/10        103,500
    10,000 Frederick County Maryland Economic Development (FHA)...................................  5.900  2/1/05         10,719
   750,000 Maryland State Health & Higher Educational Facility Authority Revenue, Greater
            Baltimore Medical Center..............................................................  5.000  7/1/25        760,478
    35,000 Montgomery County Maryland, Single Family Mortgage Revenue, Series A...................  5.400  7/1/16         37,053
    95,000 Prince Georges County Maryland Housing Authority, Single Family Mortgage Revenue,
            Series A, AMT, SUB (FNMA/GNMA/FHLMC)..................................................  5.890  8/1/32         98,676
                                                                                                                   -------------
                                                                                                                       1,734,415
                                                                                                                   -------------
           Massachusetts -- 2.04%
   460,000 Boston Massachusetts Industrial Development Finance Authority, Northend Community,
            Series A (FHA)........................................................................  6.450  8/1/37        563,242
   135,000 Boston Massachusetts Revenue, Deutsches Altenheim, Inc., Series A (FHA)................  5.950 10/1/18        149,594
   120,000 Dartmouth Massachusetts Housing Development Corp. Mortgage Revenue
            (FHA/MBIA)............................................................................  4.850  7/1/09        120,006

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                         Security                                                Maturity
 Amount                                          Description                                       Rate %   Date       Value
 ------                                          -----------                                       ------ -------- -------------
           Municipal Bonds (continued)
           Massachusetts (continued)
$   75,000 Massachusetts Education Loan Authority, Issue D, Series A, AMT (MBIA).................. 7.250    1/1/09 $      76,285
   250,000 Massachusetts State Development (Asset GTY)............................................ 6.000    6/1/24       280,130
   335,000 Massachusetts State Development Finance Agency Revenue, Series A (GNMA)................ 6.700  10/20/21       398,362
    10,000 Massachusetts State Health & Education Facilities Authority, Beth Israel Hospital, ETM. 5.750    7/1/06        10,583
   530,000 Massachusetts State Housing Finance Agency (Asset GTY)................................. 4.850    9/1/13       571,435
   265,000 Massachusetts State Housing Finance Agency, Housing Revenue, Single Family,
            Series 44............................................................................. 5.900   12/1/13       272,574
    55,000 Massachusetts State Housing Finance Agency, Series A, AMT (MBIA)....................... 6.125   12/1/11        59,239
    90,000 Massachusetts State Industrial Finance Agency, AMT (GNMA).............................. 5.400   8/20/12        99,954
 1,670,000 Massachusetts State Industrial Finance Agency, AMT (GNMA).............................. 6.450   8/20/39     1,839,038
   545,000 Massachusetts State Industrial Finance Agency, Higher Education, Hampshire College
            Project............................................................................... 5.800   10/1/17       578,654
   535,000 Massachusetts State Industrial Finance Agency, Revenue Bond, Retirement Facility, AMT
            (GNMA)................................................................................ 5.300   6/20/19       556,218
                                                                                                                   -------------
                                                                                                                       5,575,314
                                                                                                                   -------------
           Michigan -- 1.89%
    80,000 Battle Creek Michigan Economic Development............................................. 5.125    2/1/09        82,574
   115,000 Detroit Water Supply System, Water Utility Improvements, ETM........................... 8.875    1/1/05       123,390
   210,000 Grand Rapids Charter Township Michigan................................................. 5.200    7/1/14       221,571
   760,000 Michigan Higher Education Facility Authority Revenue, Limited Obligation, Thomas M.
            Cooley Law School (LOC)............................................................... 5.350    5/1/15       802,446
    85,000 Michigan State Hospital Financial Authority Revenue, Harper-Grace Hospitals, ETM....... 7.125    5/1/09        98,747
 1,300,000 Michigan State Hospital Financial Authority Revenue, Mercy Mount Clemens, Series A
            (MBIA)................................................................................ 5.750   5/15/17     1,485,900
    45,000 Michigan State Hospital Financial Authority Revenue, Mount Carmel Mercy Hospital
            Project, ETM.......................................................................... 7.000    8/1/08        53,215
    95,000 Michigan State Hospital Financial Authority Revenue, St. Joseph Mercy Hospital Project,
            ETM................................................................................... 7.000    7/1/05       100,058
    35,000 Michigan State Hospital Financial Authority, St. Joseph Mercy Hospital, ETM............ 9.250    7/1/03        35,000
    75,000 Michigan State Housing Development Authority, Series A................................. 6.000    6/1/06        77,148
     5,000 Michigan State Housing Development Authority, AMT (AMBAC).............................. 5.050   12/1/07         5,281
     5,000 Michigan State Housing Development Authority, AMT (AMBAC).............................. 5.150   12/1/08         5,416
     5,000 Michigan State Housing Development Authority, AMT (AMBAC).............................. 5.250   12/1/09         5,385
     5,000 Michigan State Housing Development Authority, AMT (AMBAC).............................. 5.350   12/1/10         5,361
 1,675,000 Michigan State Housing Development Authority, Danbury Manor, Series A, AMT
            (FNMA)................................................................................ 4.250   12/1/12     1,743,541
   115,000 Michigan State Strategic Fund Ltd., ETM................................................ 7.875   8/15/05       122,913
   165,000 Saginaw Michigan Hospital Finance Authority, ETM....................................... 7.500   11/1/10       198,089
                                                                                                                   -------------
                                                                                                                       5,166,035
                                                                                                                   -------------
           Minnesota -- 0.77%
    55,000 Cambridge Minnesota Mortgage Revenue (GNMA)............................................ 5.400  11/20/05        60,160
    10,000 Dakota County Minnesota Housing & Redevelopment Authority, AMT
            (GNMA/FNMA)........................................................................... 5.750   10/1/04        10,339
   100,000 Eden Prairie Minnesota Multifamily Housing Revenue, Rolling Hills Project (GNMA)....... 6.150   8/20/31       110,024
   500,000 Minneapolis and St. Paul Minnesota Metroparks Community Apartments Revenue, Series
            B, AMT (AMBAC)........................................................................ 5.250    1/1/13       533,080
   100,000 Moorhead Minnesota Residential Mortgage Revenue, ETM................................... 7.100    8/1/11       119,276
    30,000 North Suburban Hospital District Minnanoka & Ramsey Counties, Hospital Revenue,
            Health Central, Inc., ETM............................................................. 7.125    5/1/09        34,688
   115,000 Rochester Minnesota Hospital Revenue, ETM.............................................. 5.750   10/1/07       124,203
 1,000,000 White Earth Band of Chippewa Indians, Revenue, Series A (ACA).......................... 7.000   12/1/11     1,124,430
                                                                                                                   -------------
                                                                                                                       2,116,200
                                                                                                                   -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                         Security                                                Maturity
 Amount                                          Description                                       Rate %   Date       Value
 ------                                          -----------                                       ------ -------- -------------
           Municipal Bonds (continued)
           Mississippi -- 1.10%
$  310,000 Corinth & Alcorn County Mississippi Hospital Revenue................................... 5.000   10/1/08 $     323,742
   155,000 Corinth & Alcorn County Mississippi Hospital Revenue................................... 5.125   10/1/10       161,191
 1,000,000 Hancock County Mississippi School District (AMBAC)..................................... 5.000  10/15/12     1,063,980
   700,000 Jackson Mississippi Housing Authority, AMT (FSA)....................................... 5.300    4/1/19       717,268
   505,000 Lincoln County Mississippi Hospital Revenue (Asset GTY)................................ 5.500    4/1/18       551,814
    80,000 Mississippi Business Finance Corp., AMT (LOC).......................................... 5.800    9/1/04        81,286
    95,000 Mississippi Business Finance Corp., AMT (LOC).......................................... 5.900    9/1/05        96,543
    10,000 Mississippi Home Corp., Single Family Revenue, AMT (GNMA).............................. 5.000    6/1/04        10,262
                                                                                                                   -------------
                                                                                                                       3,006,086
                                                                                                                   -------------
           Missouri -- 1.76%
   600,000 Boone County Missouri Industrial Development Authority, Otscon, Inc. Project, Mandatory
            Put 5/1/05 @100, AMT (LOC)............................................................ 5.125    5/1/05       627,948
    40,000 Bridgeton Missouri Industrial Development (GNMA)....................................... 5.250  12/20/19        42,476
 1,115,000 Kansas City Missouri Industrial Development Authority Multi-Family Housing Revenue,
            Walnut Grove Apartments, Section 8 Assisted, Series A, AMT............................ 6.550  12/15/15     1,132,026
   615,000 Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St.
            Louis Project, Series A (LOC)......................................................... 4.750    9/1/07       660,738
   230,000 Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St.
            Louis Project, Series A (LOC)......................................................... 4.900    9/1/10       245,957
    30,000 Missouri State Housing Development Community Mortgage, Single Family, AMT
            (GNMA)................................................................................ 6.625   12/1/17        30,330
   720,000 Pacific Missouri Industrial Development Revenue, AMT (LOC)............................. 5.950    5/1/07       782,734
   180,000 Pacific Missouri Industrial Development Revenue, AMT (LOC)............................. 6.200    5/1/12       193,086
   180,000 Pacific Missouri Industrial Development, Clayton Corp. Project, AMT (LOC).............. 6.450    5/1/17       190,598
   190,000 Sikeston Missouri Electrical Revenue, ETM.............................................. 6.250    6/1/08       213,765
   360,000 St. Charles County Missouri Health Care................................................ 5.400  11/15/16       371,160
   145,000 St. Louis Missouri Airport Revenue, Airport Development Program, Series A (MBIA)....... 5.625    7/1/16       162,703
   150,000 St. Louis Missouri Land Clearance Redevelopment Authority, Westminster Place
            Apartments, Mandatory Put 4/1/07 @100 (FNMA).......................................... 5.950    7/1/22       163,664
                                                                                                                   -------------
                                                                                                                       4,817,185
                                                                                                                   -------------
           Montana -- 0.04%
    95,000 Missoula County Hospital, ETM.......................................................... 7.125    6/1/07       107,259
                                                                                                                   -------------
           Nebraska -- 0.87%
 1,000,000 Clay County Nebraska Industrial Development Revenue, AMT (LOC)......................... 4.750   3/15/09     1,063,131
   390,000 Clay County Nebraska, AMT (LOC)........................................................ 5.250   3/15/14       405,549
    40,000 Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)..................... 5.000   12/1/11        41,232
    50,000 Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)..................... 5.200   12/1/13        51,134
   470,000 Nebraska Investment Financial Authority Multi-Family Housing, Old Cheney Apartments,
            Mandatory Put 12/1/05 @100 (FNMA)..................................................... 5.500   12/1/25       484,664
   155,000 Nebraska Investment Financial Authority Multi-Family Housing, Tara Hills Village
            (FNMA)................................................................................ 4.875    1/1/08       163,616
   170,000 Woolworth Nebraska Housing Development (MBIA).......................................... 5.350    7/1/21       170,517
                                                                                                                   -------------
                                                                                                                       2,379,843
                                                                                                                   -------------
           Nevada -- 1.03%
    55,000 Nevada Housing Division, AMT........................................................... 6.450   10/1/07        57,253
    55,000 Nevada Housing Division, AMT........................................................... 6.000   10/1/09        59,122
    80,000 Nevada Housing Division, AMT (FNMA).................................................... 5.900    4/1/06        85,086
    95,000 Nevada Housing Division, AMT (FNMA).................................................... 5.500   10/1/09       101,888
   585,000 Nevada Housing Division, Multi-Unit Housing, Lake Vista Project, Series A, AMT (LOC)... 5.200   10/1/18       606,785

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                          Security                                                 Maturity
 Amount                                           Description                                        Rate %   Date
 ------                                           -----------                                        ------ --------
           Municipal Bonds (continued)
           Nevada (continued)
$  320,000 Nevada Housing Division, Multi-Unit, Arville Project, AMT (FNMA)......................... 6.500  10/1/16
    50,000 Nevada Housing Division, Single Family Mortgage, Series A, AMT........................... 6.350  10/1/07
    65,000 Nevada Housing Division, Single Family Mortgage, Series C-1.............................. 5.450   4/1/10
    80,000 Nevada Housing Division, Single Family Mortgage, Series B-1.............................. 4.950   4/1/12
   300,000 Nevada Housing Division, Single Family Mortgage, Series C-1.............................. 5.600   4/1/17
 1,000,000 Nevada State, Series A, GO............................................................... 5.800  7/15/08



           New Hampshire -- 0.37%
    45,000 New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)........ 4.900  10/1/08
   120,000 New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)........ 5.000  10/1/09
   205,000 New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue (LOC)........ 5.200  10/1/06
   150,000 New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue (LOC)........ 5.300  10/1/07
    40,000 New Hampshire Higher Education & Health Facilities, Rivier College....................... 4.650   1/1/04
    40,000 New Hampshire Higher Education & Health Facilities, Rivier College....................... 4.750   1/1/05
    10,000 New Hampshire Higher Education & Health Facilities, Rivier College....................... 4.850   1/1/07
    55,000 New Hampshire Higher Education & Health Facilities, Rivier College....................... 4.900   1/1/08
   315,000 New Hampshire Higher Education & Health Facilities, Rivier College....................... 5.550   1/1/18



           New Jersey -- 0.68%
   200,000 Essex County New Jersey Utilities Authority (FSA)........................................ 4.800   4/1/14
    50,000 Glouchester County New Jersey Improvement Authority, AMT (County GTY).................... 5.000  11/1/10
    80,000 New Jersey Economic Development Authority Revenue (ACA).................................. 4.750   7/1/03
    80,000 New Jersey Economic Development Authority Revenue (ACA).................................. 4.850   7/1/04
   575,000 New Jersey Health Care Facilities Financing Authority Revenue, Jersey City Medical Center
            (AMBAC/FHA)............................................................................. 4.800   8/1/21
   285,000 New Jersey State Educational Facilities Authority........................................ 7.250   7/1/25
   500,000 New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue,
            Series A (AMBAC)........................................................................ 5.300   5/1/06



           New Mexico -- 0.30%
   480,000 Albuquerque New Mexico Collateralized (FGIC), Zero Coupon................................ 0.000  5/15/11
   370,000 Bernalillo County New Mexico Multi-Family, Mandatory Put 11/1/06 @100 (AXA).............. 5.800  11/1/25
    50,000 New Mexico Mortgage Financing Authority (GNMA/FNMA)...................................... 5.500   7/1/17
   115,000 New Mexico Mortgage Financing Authority (GNMA/FNMA)...................................... 5.600   7/1/28



           New York -- 6.45%
   125,000 Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project,
            AMT (LOC)............................................................................... 5.200  12/1/13
   110,000 Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project,
            AMT (LOC)............................................................................... 5.400  12/1/18
   335,000 Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project,
            AMT (LOC)............................................................................... 5.500  12/1/28
   125,000 Capital District Youth Center New York (LOC)............................................. 6.000   2/1/17
   840,000 East Rochester New York Housing Authority Revenue, Gates Senior Housing Project,
            (GNMA).................................................................................. 6.125  4/20/43
   500,000 Long Island Power Authority Electrical Systems Revenue, Series B......................... 5.000   6/1/11
   110,000 New York City Industrial Development Agency, College of Aeronautics Project.............. 5.000   5/1/06

                                        Security
                                       Description                                            Value
                                       -----------                                        -------------
Municipal Bonds (continued)
Nevada (continued)
Nevada Housing Division, Multi-Unit, Arville Project, AMT (FNMA)......................... $     341,299
Nevada Housing Division, Single Family Mortgage, Series A, AMT...........................        52,495
Nevada Housing Division, Single Family Mortgage, Series C-1..............................        66,923
Nevada Housing Division, Single Family Mortgage, Series B-1..............................        84,078
Nevada Housing Division, Single Family Mortgage, Series C-1..............................       318,852
Nevada State, Series A, GO...............................................................     1,053,130
                                                                                          -------------
                                                                                              2,826,911
                                                                                          -------------
New Hampshire -- 0.37%
New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)........        49,314
New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)........       130,624
New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue (LOC)........       206,308
New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue (LOC)........       150,792
New Hampshire Higher Education & Health Facilities, Rivier College.......................        40,628
New Hampshire Higher Education & Health Facilities, Rivier College.......................        41,630
New Hampshire Higher Education & Health Facilities, Rivier College.......................        10,716
New Hampshire Higher Education & Health Facilities, Rivier College.......................        59,391
New Hampshire Higher Education & Health Facilities, Rivier College.......................       332,690
                                                                                          -------------
                                                                                              1,022,093
                                                                                          -------------
New Jersey -- 0.68%
Essex County New Jersey Utilities Authority (FSA)........................................       213,808
Glouchester County New Jersey Improvement Authority, AMT (County GTY)....................        54,619
New Jersey Economic Development Authority Revenue (ACA)..................................        80,000
New Jersey Economic Development Authority Revenue (ACA)..................................        82,555
New Jersey Health Care Facilities Financing Authority Revenue, Jersey City Medical Center
 (AMBAC/FHA).............................................................................       603,135
New Jersey State Educational Facilities Authority........................................       298,703
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue,
 Series A (AMBAC)........................................................................       532,440
                                                                                          -------------
                                                                                              1,865,260
                                                                                          -------------
New Mexico -- 0.30%
Albuquerque New Mexico Collateralized (FGIC), Zero Coupon................................       277,253
Bernalillo County New Mexico Multi-Family, Mandatory Put 11/1/06 @100 (AXA)..............       374,543
New Mexico Mortgage Financing Authority (GNMA/FNMA)......................................        52,873
New Mexico Mortgage Financing Authority (GNMA/FNMA)......................................       119,743
                                                                                          -------------
                                                                                                824,412
                                                                                          -------------
New York -- 6.45%
Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project,
 AMT (LOC)...............................................................................       135,550
Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project,
 AMT (LOC)...............................................................................       116,041
Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project,
 AMT (LOC)...............................................................................       348,420
Capital District Youth Center New York (LOC).............................................       134,899
East Rochester New York Housing Authority Revenue, Gates Senior Housing Project,
 (GNMA)..................................................................................       928,729
Long Island Power Authority Electrical Systems Revenue, Series B.........................       541,090
New York City Industrial Development Agency, College of Aeronautics Project..............       117,273

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                         Security                                                Maturity
 Amount                                          Description                                       Rate %   Date       Value
 ------                                          -----------                                       ------ -------- -------------
           Municipal Bonds (continued)
           New York (continued)
$   70,000 New York City Industrial Development Agency, College of Aeronautics Project............ 5.200   5/1/09  $      76,365
   760,000 New York State Dormitory Authority Lease Revenue, Court Facilities, Series A........... 5.250  5/15/11        836,600
 2,285,000 New York State Dormitory Authority Lease Revenue, Court Facilities, Series A........... 5.750  5/15/14      2,579,514
   320,000 New York State Dormitory Authority Revenue, D'Youville College (Asset GTY)............. 4.375   7/1/08        347,293
   745,000 New York State Dormitory Authority Revenue, Hunts Point Multi-Service Center........... 5.625   7/1/22        818,524
   235,000 New York State Dormitory Authority Revenue, Lutheran Social Services (AMBAC/FHA)....... 5.125   2/1/18        250,714
   330,000 New York State Dormitory Authority Revenue, Norwegian Christian Home and Health
            Center (MBIA/FHA)..................................................................... 4.900   8/1/21        348,318
 3,670,000 New York State Dormitory Authority Revenue, Norwegian Christian Home and Health
            Center (MBIA/FHA)..................................................................... 6.100   8/1/41      4,195,545
   500,000 New York State Dormitory Authority Revenue, Mental Health Services (MBIA).............. 5.700  8/15/09        573,910
 2,000,000 New York State, Series C, GO (AMBAC)................................................... 5.375  10/1/11      2,177,141
   735,000 New York, New York City Industrial Development Agency, Civic Facility Revenue, Bank
            Street College Project (Radian)....................................................... 4.500  12/1/07        807,037
   205,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities -
            Mohawk Valley, Series A (FSA)......................................................... 4.550   2/1/04        209,360
   175,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities -
            Mohawk Valley, Series A (FSA)......................................................... 4.650   2/1/05        184,153
   230,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities -
            Mohawk Valley, Series A (FSA)......................................................... 4.700   2/1/06        248,055
   245,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities -
            Mohawk Valley, Series A (FSA)......................................................... 5.000   1/1/13        266,540
   300,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities -
            Mohawk Valley, Series A (FSA)......................................................... 5.000   1/1/13        326,376
   100,000 Onondaga County New York Industrial Development Agency, Civic Facilities Revenue,
            Lemoyne College, Series A............................................................. 5.500   3/1/14        107,726
    40,000 Onondaga County New York Industrial Development, Lemoyne College....................... 5.000   3/1/07         42,925
   270,000 Schenectady New York Industrial Development Agency, Civic Facilities Revenue, Schaffer
            Heights (GNMA)........................................................................ 5.250  11/1/10        270,000
   405,000 Syracuse New York Housing Authority Revenue (FHA)...................................... 5.000   8/1/07        429,304
    90,000 Triborough Bridge & Tunnel Authority................................................... 7.250   1/1/10        105,340
   135,000 Yates County New York Industrial Development Agency, Civic Facilities Revenue, Soldiers
            & Sailors Memorial (FHA).............................................................. 5.500   2/1/19        143,687
                                                                                                                   -------------
                                                                                                                      17,666,429
                                                                                                                   -------------
           North Carolina -- 0.28%
   665,000 North Carolina Medical Care, Community Hospital Revenue Bond, ETM...................... 7.625  10/1/08        769,126
                                                                                                                   -------------
           North Dakota -- 1.83%
 1,250,000 Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA).......... 5.600   6/1/13      1,387,375
 1,650,000 Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA).......... 5.550   6/1/16      1,812,872
   115,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E,
            AMT................................................................................... 4.500   7/1/07        121,005
    95,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E,
            AMT................................................................................... 4.550   1/1/08        100,248
   140,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E,
            AMT................................................................................... 4.850   7/1/11        147,368
   150,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E,
            AMT................................................................................... 4.950   1/1/12        157,190
    95,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT....................... 4.500   1/1/07         98,689
    80,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT....................... 4.550   1/1/08         84,419
   250,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT....................... 4.550   7/1/08        265,228

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                       Security                                               Maturity
 Amount                                        Description                                      Rate %   Date       Value
 ------                                        -----------                                      ------ -------- -------------
           Municipal Bonds (continued)
           North Dakota (continued)
$  100,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT.................... 4.650    1/1/09 $     105,703
   285,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT.................... 4.850    7/1/11       299,999
   280,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT.................... 4.950    1/1/12       292,998
   120,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT.................... 5.000    1/1/13       125,923
                                                                                                                -------------
                                                                                                                    4,999,017
                                                                                                                -------------
           Ohio -- 2.47%
   108,552 Bridlewood Village Apartments, Certificates of Participation, Class A............... 5.600    9/1/21       110,401
   745,000 Cuyahoga County Ohio Mortgage Revenue, AMT (GNMA)................................... 5.200   9/20/09       803,483
   325,000 Cuyahoga County Ohio Multi-Family Housing, AMT (GNMA)............................... 6.250  12/20/36       356,288
   300,000 Hancock County Ohio Multi-Family Housing, Crystal Glen Apartments, AMT (LOC)........ 5.050    1/1/10       308,367
    45,000 Jefferson County Ohio (Asset GTY)................................................... 6.625   12/1/05        47,912
   575,000 Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital (Asset
            GTY)............................................................................... 5.000    6/1/12       635,162
 1,380,000 Lorain County Ohio Hospital Revenue, Humility of Mary Health Care, Prerefunded
            6/15/05 @ 100...................................................................... 5.900  12/15/08     1,428,064
    70,000 Lucas-Palmer Housing Development Corp. of Ohio (FHA/MBIA)........................... 5.900    7/1/07        74,475
    20,000 Ohio Capital Corp. (FHA/MBIA)....................................................... 5.700    1/1/05        21,021
    10,000 Ohio Capital Corp. (FHA/MBIA)....................................................... 5.700    1/1/05        10,099
   195,000 Ohio Capital Corp. For Housing, Mortgage Revenue, Georgetown Village Ltd., Section 8
            Assisted Project (FHA)............................................................. 6.625    7/1/22       196,373
   350,000 Ohio Capital Corp. For Housing, Mortgage Revenue, Section 8 Assisted Project (FHA).. 5.550    8/1/24       350,158
   245,000 Ohio Capital Corp. For Housing, Mortgage Revenue, Section 8 Assisted Project (FHA/
            MBIA).............................................................................. 5.100    7/1/09       245,123
    10,000 Ohio State Mortgage Revenue (FHA)................................................... 5.600    8/1/06        10,713
   790,000 Ohio State Water Development Authority Pollution Control Facility Revenue (MBIA).... 5.000   12/1/13       861,432
    90,000 Ohio State Water Development Pollution Control, ETM................................. 6.375    6/1/07        99,998
   392,000 Ohio State Water Development Pollution Control, General Motors Corp................. 5.900   6/15/08       396,116
   105,000 Portage County Ohio Hospital Revenue, ETM........................................... 6.700   12/1/07       116,813
   185,000 Sandusky County Ohio Health Care Facilities Revenue (FNMA).......................... 5.150    7/1/09       210,687
   210,000 Stark County Ohio Health Care Facility Review (GNMA)................................ 5.300   7/20/18       231,029
   230,000 Stark County Ohio Health Care Facility Review (GNMA)................................ 5.350   7/20/23       247,989
                                                                                                                -------------
                                                                                                                    6,761,703
                                                                                                                -------------
           Oklahoma -- 1.37%
 1,840,000 Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series A,
            Bonds Convert to 6.70% on 9/1/01, (GNMA)........................................... 6.700    9/1/32     2,036,420
 1,000,000 Central Oklahoma Transportation & Packaging Authority Revenue (FSA)................. 5.300    7/1/12     1,071,920
   265,000 Grand River Dam Authority Oklahoma Revenue, ETM..................................... 6.250   11/1/08       293,524
   190,000 McAlester Oklahoma Public Works Authority, ETM (FSA)................................ 8.250   12/1/05       221,044
   115,000 Oklahoma Housing Finance Agency Multi-Family (FNMA)................................. 5.100   12/1/07       115,518
                                                                                                                -------------
                                                                                                                    3,738,426
                                                                                                                -------------
           Oregon -- 0.90%
   200,000 Cow Creek Band Umpqua Tribe of Indians, Ore Revenue, Series B, (AMBAC)*............. 4.250    7/1/03       200,000
 1,850,000 Cow Creek Band Umpqua Tribe of Indians, Series B (AMBAC)............................ 5.100    7/1/12     1,908,404
   330,000 Oregon State Health Housing, Educational & Cultural Facilities, Cedar West Housing
            Project, Series A, AMT (LOC)....................................................... 4.650    1/2/08       346,817
                                                                                                                -------------
                                                                                                                    2,455,221
                                                                                                                -------------
           Pennsylvania -- 13.06%
    85,000 Allegheny County Pennsylvania Hospital Development Authority Revenue, ETM........... 6.750    7/1/05        89,162
   260,000 Allegheny County Pennsylvania Hospital Development Authority Revenue (MBIA)......... 5.000   11/1/23       270,694

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                       Security                                               Maturity
 Amount                                        Description                                      Rate %   Date       Value
 ------                                        -----------                                      ------ -------- -------------
           Municipal Bonds (continued)
           Pennsylvania (continued)
$  910,000 Allegheny County Pennsylvania Hospital Upmc (MBIA).................................. 5.350   12/1/15 $     975,856
   135,000 Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage,
            Series DD-2, AMT (GNMA)............................................................ 4.950    5/1/09       145,306
 2,045,000 Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage,
            Series KK-2, AMT, SUB (GNMA)....................................................... 5.750    5/1/33     2,124,263
    60,000 Allegheny County Pennsylvania, SFM (GNMA)........................................... 5.200    5/1/17        62,365
    30,000 Allentown Pennsylvania Area Hospital Authority, Sacred Heart Hospital of Allentown.. 6.200  11/15/03        30,049
   395,000 Baldwin Whitehall Pennsylvania School Authority, School Building Revenue, Partial
            Prerefunded 11/15/03 @ 100, Balance ETM............................................ 6.700  11/15/07       403,437
   450,000 Beaver County Pennsylvania Industrial Development Authority (GNMA).................. 4.850   5/20/10       487,871
   390,000 Berks County Pennsylvania Redevelopment Authority, Muliti-Family Revenue (FNMA)..... 5.150    1/1/19       397,192
   750,000 Cambria County Pennsylvania, GO (FGIC).............................................. 5.500   8/15/16       846,855
    60,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata College 5.000  10/15/06        60,392
   105,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata College 5.000  10/15/07       105,545
    10,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata College 5.100  10/15/08        10,049
    70,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata College 5.125  10/15/09        70,292
    95,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata College 5.300  10/15/11        95,333
   915,000 Clearfield Pennsylvania Hospital Authority Revenue, Clearfield Hospital Project..... 6.875    6/1/16       938,213
   290,000 Cumberland County Pennsylvania Municipal Authority Revenue, Presbyterian Homes, Inc.
            Project............................................................................ 6.000   12/1/26       292,825
    50,000 Delaware County Pennsylvania Authority College Revenue, Eastern College............. 4.750   10/1/06        53,082
    80,000 Delaware County Pennsylvania Authority College Revenue, Eastern College............. 4.950   10/1/08        85,846
    50,000 Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B... 4.850   10/1/07        53,185
   840,000 Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B... 5.500   10/1/19       847,988
    40,000 Delaware County Pennsylvania Authority Revenue, Dunwoody Village Project............ 5.625    4/1/09        40,163
   200,000 Delaware County Pennsylvania Authority Revenue, Dunwoody Village Project............ 6.250    4/1/30       209,906
   150,000 Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon
            University Project, Series A....................................................... 5.750   3/15/13       156,812
   330,000 Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon
            University Project, Series B....................................................... 5.750   3/15/13       340,392
   200,000 Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon
            University Project................................................................. 5.200   7/15/16       209,476
    10,000 Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project... 5.750   3/15/12        10,729
   110,000 Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project... 5.850   3/15/17       115,781
    70,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
            Hospital (AMBAC)................................................................... 5.200   6/15/04        72,806
   350,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
            Hospital (AMBAC)................................................................... 5.550   6/15/08       389,872
   370,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
            Hospital (AMBAC)................................................................... 5.650   6/15/09       412,184
 1,000,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
            Hospital........................................................................... 5.750   6/15/15     1,109,231
    85,000 Greene County Pennsylvania Industrial Development Authority, Monongahela Power Co.,
            Series B (MBIA).................................................................... 5.100    2/1/12        92,872
    50,000 Hazleton Pennsylvania Area School District, Series A (FGIC)......................... 5.000    3/1/10        54,918
    40,000 Hazleton Pennsylvania Area School District, Series A (FGIC)......................... 5.000    3/1/11        43,495
    25,000 Indiana County Pennsylvania Industrial Development Authority, Pollution Control
            Revenue (MBIA)..................................................................... 6.000    6/1/06        28,162
   370,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)....... 5.250    7/1/04       385,107
   255,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)....... 5.300    7/1/05       272,095
   235,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)....... 5.500    7/1/12       262,483
   500,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)....... 6.000    7/1/15       581,770

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                        Security                                                Maturity
 Amount                                         Description                                       Rate %   Date       Value
 ------                                         -----------                                       ------ -------- -------------
           Municipal Bonds (continued)
           Pennsylvania (continued)
$  255,000 Monroeville Pennsylvania Hospital Authority, East Suburban Health Center Project,
            Prerefunded 7/1/04 @ 100............................................................. 7.600    7/1/04 $     267,671
    30,000 Montgomery County Pennsylvania, ETM................................................... 9.000   8/15/04        31,303
    95,000 Pennsylvania Housing Finance Agency, Rental Housing (FNMA)............................ 5.150    7/1/03        95,000
   380,000 Pennsylvania Housing Finance Agency, Rental Housing, Zero Coupon...................... 0.000    4/1/30       293,641
   100,000 Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 58A, AMT.......... 5.000   10/1/04       103,016
   540,000 Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 65A, AMT.......... 4.600   10/1/08       579,987
   770,000 Pennsylvania State Finance Authority Revenue, Municipal Capital Improvement
            Program.............................................................................. 6.600   11/1/09       799,091
    50,000 Pennsylvania State Higher Education Facilities Authority, Health Services Revenue
            (MBIA)............................................................................... 5.400  11/15/07        56,519
    50,000 Pennsylvania State Higher Education Facilities, Health Services, (MBIA)............... 5.875  11/15/21        55,576
 1,100,000 Pennsylvania State Higher Educational Facilities Authority Revenue (RADIAN)........... 6.000    6/1/29     1,230,273
   740,000 Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue
            (MBIA)............................................................................... 5.600  11/15/09       854,441
   540,000 Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue
            (MBIA)............................................................................... 5.700  11/15/11       629,937
   100,000 Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue,
            Allegheny Delaware Valley Obligation Group........................................... 5.600  11/15/09       112,516
   295,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)... 5.000   11/1/08       311,467
   145,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)... 4.550   11/1/09       158,994
   205,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)... 4.650   11/1/10       222,130
   200,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)... 4.900   11/1/12       215,040
   135,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)... 5.000   11/1/13       144,960
   350,000 Pennsylvania State Higher Educational Facilities, Health Services (MBIA).............. 5.875  11/15/18       392,641
    40,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).. 4.750   3/15/05        40,257
    70,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).. 4.850   3/15/06        70,426
    80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).. 5.100   3/15/09        80,187
    80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).. 5.200   3/15/10        80,185
    80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).. 5.250   3/15/11        80,187
    80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).. 5.300   3/15/12        80,190
   500,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).. 5.500   3/15/13       554,825
    55,000 Pennsylvania State Higher Educational Facilities, Ursinus College..................... 5.400    1/1/06        59,179
 1,000,000 Pennsylvania State, GO................................................................ 5.375    5/1/10     1,049,460
 1,000,000 Pennsylvania State, GO (FGIC)......................................................... 5.375   5/15/15     1,123,289
 1,455,000 Philadelphia Pennsylvania Airport Authority Revenue, AMT (FGIC)....................... 5.375   6/15/12     1,586,037
    60,000 Philadelphia Pennsylvania Authority For Industrial Development, Development Reviews... 5.000   8/15/09        62,743
    95,000 Philadelphia Pennsylvania Authority For Industrial Development (FHA).................. 4.750    2/1/08       102,019
   175,000 Philadelphia Pennsylvania Authority For Industrial Development, Jeanes Physicians'
            Office............................................................................... 9.375    7/1/10       178,257
   705,000 Philadelphia Pennsylvania Authority For Industrial Development, Senior Living Revenue,
            Arbor House Inc. Project, Series E................................................... 6.100    7/1/33       705,000
   620,000 Philadelphia Pennsylvania Authority For Industrial Development, Senior Living Revenue,
            Reider House Project, Series A....................................................... 6.100    7/1/33       615,065
   585,000 Philadelphia Pennsylvania Authority For Industrial Development, Senior Living Revenue,
            Saligman House Project, Series C..................................................... 6.100    7/1/33       580,343
    70,000 Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House
            Project.............................................................................. 5.000   8/15/10        72,624
    60,000 Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House
            Project.............................................................................. 5.100   8/15/11        62,078

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                           Security                                                  Maturity
 Amount                                            Description                                         Rate %   Date
 ------                                            -----------                                         ------ --------
           Municipal Bonds (continued)
           Pennsylvania (continued)
$2,500,000 Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue,
            Jefferson Health System, Series A (AMBAC)................................................. 5.125   5/15/18
 1,005,000 Philadelphia Pennsylvania Hospitals & Higher Education Facilities,
            Friends Hospital (ACA).................................................................... 6.200    5/1/11
   800,000 Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems,
            Series A (FHA)............................................................................ 5.375    1/1/28
   900,000 Philadelphia Pennsylvania Parking Authority, Parking Revenue (AMBAC)....................... 5.250    2/1/15
   175,000 Philadelphia Pennsylvania Redevelopment Authority Housing Revenue,
            Multi-Family (FHA)........................................................................ 5.450    2/1/23
   840,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
            Revenue (GNMA)............................................................................ 5.350  12/20/26
   735,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
            Revenue (GNMA)............................................................................ 5.350  12/20/26
    25,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Oliver Garage
            Project (FGIC)............................................................................ 5.200    6/1/11
    40,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Series C,
            AMT (GNMA/FNMA)........................................................................... 5.950   10/1/29
   220,000 Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic............. 5.150    7/1/09
   290,000 Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic............. 5.500    7/1/18
    50,000 Rose Tree Media Pennsylvania School District (FGIC)........................................ 4.400   2/15/11
    50,000 Scranton-Lackawanna Pennsylvania Health & Welfare.......................................... 6.625   4/15/07
   150,000 Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
            District B (Asset GTY).................................................................... 5.200    3/1/10
    10,000 Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
            District B (Asset GTY).................................................................... 5.300    3/1/11
    35,000 St. Mary Hospital Authority, Bucks County, ETM............................................. 6.625    7/1/04
   275,000 Williamsport Pennsylvania Housing Authority Multi-Family (FHA/MBIA)........................ 5.250    1/1/15
   210,000 York Pennsylvania Housing Corp., Revenue Mortgage, Series A................................ 6.875   11/1/09
    55,000 York Township Water & Sewer, ETM........................................................... 6.000    8/1/13



           Rhode Island -- 1.20%
   105,000 Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
            Project, AMT (FNMA)....................................................................... 5.700    9/1/16
   105,000 Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
            Project, AMT (FNMA)....................................................................... 5.700    9/1/17
   110,000 Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
            Project, AMT (FNMA)....................................................................... 5.700    9/1/18
   120,000 Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
            Project, AMT (FNMA)....................................................................... 5.700    9/1/19
   125,000 Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
            Project, AMT (FNMA)....................................................................... 5.700    9/1/20
   130,000 Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
            Project, AMT (FNMA)....................................................................... 5.700    9/1/21
 1,400,000 Rhode Island State Economic Development Corp. Revenue, Providence Place Mall
            (Asset GTY)............................................................................... 5.750    7/1/10
    50,000 Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics Project,
            IRBA INSD, AMT............................................................................ 5.900    8/1/03
    95,000 Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics Project,
            IRBA INSD, AMT............................................................................ 6.900    8/1/14
    40,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT................. 4.700    4/1/05

                                         Security
                                        Description                                            Value
                                        -----------                                         ------------
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue,
 Jefferson Health System, Series A (AMBAC)................................................. $  2,677,324
Philadelphia Pennsylvania Hospitals & Higher Education Facilities,
 Friends Hospital (ACA)....................................................................    1,028,888
Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems,
 Series A (FHA)............................................................................      861,424
Philadelphia Pennsylvania Parking Authority, Parking Revenue (AMBAC).......................      984,482
Philadelphia Pennsylvania Redevelopment Authority Housing Revenue,
 Multi-Family (FHA)........................................................................      181,020
Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
 Revenue (GNMA)............................................................................      868,829
Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
 Revenue (GNMA)............................................................................      760,225
Pittsburgh Pennsylvania Urban Redevelopment Authority, Oliver Garage
 Project (FGIC)............................................................................       26,790
Pittsburgh Pennsylvania Urban Redevelopment Authority, Series C,
 AMT (GNMA/FNMA)...........................................................................       41,860
Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic.............      211,112
Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic.............      268,569
Rose Tree Media Pennsylvania School District (FGIC)........................................       53,263
Scranton-Lackawanna Pennsylvania Health & Welfare..........................................       54,468
Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
 District B (Asset GTY)....................................................................      164,156
Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
 District B (Asset GTY)....................................................................       10,927
St. Mary Hospital Authority, Bucks County, ETM.............................................       36,175
Williamsport Pennsylvania Housing Authority Multi-Family (FHA/MBIA)........................      288,549
York Pennsylvania Housing Corp., Revenue Mortgage, Series A................................      210,496
York Township Water & Sewer, ETM...........................................................       63,452
                                                                                            ------------
                                                                                              35,762,617
                                                                                            ------------
Rhode Island -- 1.20%
Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
 Project, AMT (FNMA).......................................................................      110,988
Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
 Project, AMT (FNMA).......................................................................      110,371
Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
 Project, AMT (FNMA).......................................................................      115,949
Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
 Project, AMT (FNMA).......................................................................      126,607
Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
 Project, AMT (FNMA).......................................................................      131,883
Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza
 Project, AMT (FNMA).......................................................................      137,030
Rhode Island State Economic Development Corp. Revenue, Providence Place Mall
 (Asset GTY)...............................................................................    1,600,578
Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics Project,
 IRBA INSD, AMT............................................................................       50,044
Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics Project,
 IRBA INSD, AMT............................................................................       98,251
Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT.................       40,702

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                       Security                                              Maturity
 Amount                                        Description                                     Rate %   Date      Value
 ------                                        -----------                                     ------ -------- ------------
           Municipal Bonds (continued)
           Rhode Island (continued)
$   40,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 4.800    4/1/06 $     40,978
    50,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 4.900    4/1/07       51,460
    40,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 5.000    4/1/08       41,383
    50,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 5.100    4/1/09       52,018
    50,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 5.200    4/1/10       52,393
    60,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 5.250    4/1/11       63,082
    60,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 5.300    4/1/12       62,636
    60,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 5.350    4/1/13       62,116
    90,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT......... 5.600    4/1/24       91,007
    80,000 Rhode Island State Industrial Development Facilities Revenue, AKL Flexo
            Tech USA Project, IRBA INSD, AMT.................................................. 5.500    4/1/19       81,154
   155,000 West Warwick Rhode Island, Series A (Asset GTY).................................... 7.300   7/15/08      158,430
                                                                                                               ------------
                                                                                                                  3,279,060
                                                                                                               ------------
           South Carolina -- 1.77%
 2,285,000 Columbia South Carolina Water & Sewer, ETM......................................... 7.750    1/1/11    2,802,462
   500,000 South Carolina Jobs Economic Development Authority Revenue, AMT.................... 5.050    6/1/08      528,100
   125,000 South Carolina Jobs Economic Development Authority, Westminster Presbyterian....... 5.125  11/15/08      130,308
   155,000 South Carolina State Educational Assistance, Student Loan, AMT..................... 5.800    9/1/04      161,321
    80,000 South Carolina State Housing Finance & Development................................. 5.500   12/1/05       85,135
   760,000 South Carolina State Housing Finance & Development, Mandatory Put 6/1/05 @ 100
            (FNMA)............................................................................ 5.700    6/1/25      776,142
    95,000 South Carolina State Housing Finance & Development (FHA)........................... 6.050    7/1/27       96,419
   245,000 South Carolina State Housing Finance & Development Authority, Multi-Family Revenue,
            Mandatory Put 6/1/10 @ 100, AMT................................................... 6.750    6/1/25      256,069
                                                                                                               ------------
                                                                                                                  4,835,956
                                                                                                               ------------
           Tennessee -- 1.57%
   145,000 Greenville Tennessee Health & Educational Facilities, ETM.......................... 8.700   10/1/09      176,284
   540,000 Johnson City Tennessee Health & Education, ETM..................................... 7.000    7/1/11      642,622
   110,000 Knox County Tennessee Health, Education & Housing, Facilities Revenue Bond,
            St. Mary's Medical Center, ETM.................................................... 7.250    8/1/03      110,545
   195,000 Metro Government Nashville & Davidson County Tennessee (Asset GTY)................. 5.500    5/1/23      208,599
    65,000 Metro Government Nashville & Davidson County Tennessee, CI Homes, Inc. Project,
            Series A, Prerefunded 10/1/07 @ 105............................................... 9.000   10/1/07       83,661
   745,000 Metro Government Nashville & Davidson County Tennessee, Health and Education
            Facilities Board (RADIAN)......................................................... 5.100    8/1/16      793,708
   540,000 Metro Government Nashville & Davidson County Tennessee,
            Mandatory Put 2/1/06 @ 100 (FNMA)................................................. 5.200    2/1/21      577,708
   530,000 Metro Government Nashville & Davidson County Tennessee, Multi-Family Housing,
            Welch Bend Apartments, Mandatory Put 1/1/07 @ 100 (FNMA).......................... 5.500    1/1/27      565,192
   610,000 Metro Government Nashville & Davidson County Tennessee, Series A-1, (GNMA)......... 7.250   6/20/36      702,549
   325,000 Shelby County Tennessee Health Education & Multi-Family Housing, Windsor Apartments
            (Asset GTY)....................................................................... 6.500   10/1/07      328,994
   120,000 Shelby County Tennessee Health Education & Multi-Family Housing, Windsor Apartments
            (Asset GTY)....................................................................... 6.750   10/1/17      121,463
                                                                                                               ------------
                                                                                                                  4,311,325
                                                                                                               ------------
           Territory of American Samoa -- 0.09%
   220,000 Territory of American Samoa, GO (ACA).............................................. 6.000    9/1/07      246,635
                                                                                                               ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                        Security                                               Maturity
 Amount                                         Description                                      Rate %   Date      Value
 ------                                         -----------                                      ------ -------- ------------
           Municipal Bonds (continued)
           Texas -- 7.72%
$    5,000 Bexar County Texas Housing Finance Corp. Revenue, AMT (GNMA)......................... 7.750    9/1/15 $      5,012
   975,000 Bexar County Texas Housing Finance Corp., Multi Family Housing Revenue, Perkin Square
            Project, Series A-1, (GMNA)......................................................... 6.550  12/20/34    1,100,941
 3,160,000 Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Stablewood
            Farms (GNMA)........................................................................ 6.250   7/20/43    3,492,652
   450,000 Bexar County Texas Revenue Project (MBIA)............................................ 5.750   8/15/22      512,105
   190,000 Brenham Texas, Certificates of Obligation (FSA)...................................... 5.375   8/15/15      215,598
    30,000 Bryan Texas Higher Education Authority, Allen Academy................................ 6.500   12/1/06       31,127
   435,000 Bryan Texas Higher Education Authority, Allen Academy................................ 7.300   12/1/16      457,293
   163,865 Capital Area Housing Finance Corp., AMT.............................................. 6.500   11/1/19      173,831
    55,000 Del Rio Texas (Asset GTY)............................................................ 7.500    4/1/04       57,533
     5,000 Del Rio Texas (Asset GTY)............................................................ 7.500    4/1/08        6,026
    55,000 Del Rio Texas (Asset GTY)............................................................ 7.500    4/1/09       66,365
     5,000 Del Rio Texas (Asset GTY)............................................................ 6.500    4/1/10        5,736
     5,000 Del Rio Texas (Asset GTY)............................................................ 5.550    4/1/11        5,516
     5,000 Del Rio Texas (Asset GTY)............................................................ 5.650    4/1/13        5,501
     5,000 Del Rio Texas (Asset GTY)............................................................ 5.750    4/1/16        5,477
    65,000 Del Rio Texas (Asset GTY)............................................................ 5.750    4/1/17       71,198
    35,000 Denison Texas Hospital Authority Hospital Revenue, ETM............................... 7.125    7/1/08       39,534
   130,000 Edgewood Texas Independent School District........................................... 4.900   8/15/08      140,699
   130,000 Edgewood Texas Independent School District........................................... 5.000   8/15/09      139,463
   140,000 Edgewood Texas Independent School District........................................... 5.000   8/15/10      148,837
   160,000 Edgewood Texas Independent School District........................................... 5.250   8/15/13      170,336
   500,000 El Paso Texas Independent School District (PSF-GTD).................................. 5.125   2/15/14      551,725
 2,100,000 Gulf Coast Waste Disposal Authority Texas Revenue, Multi-Modal, Champion
            International Corp., AMT............................................................ 6.875   12/1/28    2,181,858
   205,000 Gulf Coast Waste Disposal Authority Texas, Prerefunded 8/1/03 @ 100.................. 6.500    2/1/06      205,896
    65,000 Harris County Texas Health Facilities Development Corp., Hospital Revenue, Memorial
            Hospital System Project, ETM, Prerefunded to various dates.......................... 7.125    6/1/05       68,509
   440,000 Harris County Texas Housing Finance Corp., Multi Family Housing Revenue, Copperwood
            Ranch Apartments, Series A, SUB, AMT (AMBAC)........................................ 4.850   12/1/12      470,853
   300,000 Heart of Texas Housing Financial Corp., Waco Parkside Village, Multi-Family Housing,
            AMT (GNMA).......................................................................... 7.400   9/20/35      348,606
    75,000 Houston Texas Apartment Systems Revenue, ETM......................................... 7.600    7/1/10       90,824
   450,000 Houston Texas Housing Finance Corp., Single Family, Zero Coupon...................... 0.000    6/1/14      200,885
    35,000 Houston Texas Housing Finance Corp., Single Family................................... 8.000    6/1/14       36,307
   100,000 Houston Texas Sewer System Revenue, ETM.............................................. 6.375   10/1/08      114,563
 1,000,000 Midland County, Texas Hospital District Revenue Bond (AMBAC)......................... 5.375    6/1/16    1,098,630
 2,600,000 North Texas Health Facilities Development Corp., Hospital Revenue, United Regional
            Health Care Systems Inc. Project (MBIA)............................................. 5.000    9/1/14    2,787,771
   275,000 Northeast Hospital Authority Texas Revenue, ETM...................................... 8.000    7/1/08      317,253
    18,995 Odessa Texas Housing Finance Corp. Single Family (FNMA).............................. 8.450   11/1/11       19,555
    60,000 Panhandle Texas Regulation Housing Finance, AMT (GNMA)............................... 7.500    5/1/24       59,866
    10,000 Panhandle-Plains Texas Higher Education, Series D, AMT............................... 5.100    9/1/03       10,047
    10,000 Panhandle-Plains Texas Higher Education, Series D, AMT............................... 5.250    3/1/05       10,224
   725,000 Southeast Texas Housing Financial Corp., Zero Coupon................................. 0.000    9/1/17      338,568
    40,000 Tarrant County Texas Health Facilities Development Revenue, South Central Nursing
            Homes (FHA/MBIA).................................................................... 6.000    1/1/37       46,179
   649,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs......... 6.850   9/20/30      746,006
           Ranch Apartments LLC (GNMA)..........................................................
 1,269,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch
            Apartments LLC (GNMA)............................................................... 6.950   3/20/39    1,459,984

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                       Security                                               Maturity
 Amount                                        Description                                      Rate %   Date      Value
 ------                                        -----------                                      ------ -------- ------------
           Municipal Bonds (continued)
           Texas (continued)
$  719,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch
            Apartments LLC (GNMA).............................................................. 5.500   9/20/42 $    755,777
   490,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Summit Project A,
            Mandatory Put 9/1/07 @ 100 (FNMA).................................................. 5.080    9/1/27      525,402
    35,000 Texarkana Texas Housing Finance Corp. Mortgage, Summer Hill, Series A (GNMA)........ 5.550   1/20/07       37,713
 1,010,000 Texas State Affordable Housing, Multifamily Housing Revenue, American Housing
            Foundation, Series A, (MBIA)....................................................... 4.050    9/1/07    1,062,479
   255,000 Texas State Department Housing & Community Affairs, Meadow Ridge Apartments
            Project, AMT (FNMA)................................................................ 5.050    8/1/08      262,227
   225,000 Texas State Department Housing & Community Affairs, Volente Project, AMT (FNMA)..... 5.000    7/1/08      243,018
   230,000 Travis County Texas Housing Finance Corp., Broadmoor Apartments Project, AMT
            (FSA).............................................................................. 5.700    6/1/06      245,921
                                                                                                                ------------
                                                                                                                  21,147,426
                                                                                                                ------------
           Utah -- 0.88%
    20,000 Hildale Utah........................................................................ 7.500  12/15/03       20,000
   105,000 Provo City Utah Housing Authority Multi-Family, Lookout Pointe Apartments (GNMA).... 6.000   7/20/08      116,991
 1,000,000 Utah Housing Corp., Single Family Mortgage, Series D-2, Class III, SUB, AMT......... 5.000    7/1/18    1,047,959
    80,000 Utah State Housing Finance Agency, Single Family Mortgage, A2 Class III, AMT........ 5.050    7/1/12       82,238
    65,000 Utah State Housing Finance Agency, Single Family Mortgage, Series F1, Class I....... 5.500    7/1/16       68,518
   400,000 Utah State Housing Finance Agency, Single Family Mortgage, Mezz D2, AMT............. 5.400    7/1/20      416,424
   150,000 Utah State Housing Finance Agency, Single Family Mortgage, Series A2 Class II, AMT.. 5.400    7/1/16      154,743
    70,000 Utah State Housing Finance Agency, Single Family Mortgage, Series A2, Class III, AMT 5.200    7/1/11       71,030
    85,000 Utah State Housing Finance Agency, Single Family Mortgage, Series B2, Class III, AMT 5.250    7/1/11       86,865
    50,000 Utah State Housing Finance Agency, Single Family Mortgage, Series Sub-D2, AMT....... 5.250    7/1/12       50,806
    45,000 Utah State Housing Finance Agency, Sub-Single Family Mortgage, Issue F1............. 5.850    7/1/07       47,779
   225,000 Weber County Utah Municipal Building Authority (Asset GTY).......................... 6.750  12/15/04      241,844
                                                                                                                ------------
                                                                                                                   2,405,197
                                                                                                                ------------
           Vermont -- 0.16%
    55,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project. 4.750    7/1/04       56,542
    95,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project. 5.000    7/1/06      101,160
    95,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project. 5.000    7/1/07      101,584
   175,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project. 5.750    7/1/13      190,206
                                                                                                                ------------
                                                                                                                     449,492
                                                                                                                ------------
           Virginia -- 2.77%
 5,830,000 Amerescoslution Energy*............................................................. 6.000    5/1/22    6,168,023
   610,000 Chesterfield County Virginia Industrial Development Authority (LOC)................. 5.000    7/1/14      644,312
   165,000 Chesterfield County Virginia Industrial Development Authority (LOC)................. 5.200    7/1/19      171,216
   290,000 Newport News Virginia Industrial Development Authority (GNMA)....................... 7.250    8/1/16      316,033
   230,000 Richmond Virginia Metro Authority Expressway Revenue, Partially Prerefunded, Balance
            ETM................................................................................ 7.000  10/15/13      281,304
                                                                                                                ------------
                                                                                                                   7,580,888
                                                                                                                ------------
           Washington -- 3.10%
    55,000 Grays Harbor County Washington Public Utility, ETM.................................. 5.375    1/1/06       57,891
 1,800,000 King County Washington Housing Authority Revenue, Vashon Community Center, Series
            A, SUB (GNMA)...................................................................... 5.000   9/20/42    2,123,009
     5,000 King County Washington Housing Authority, Multi-Family Mortgage..................... 7.000    8/1/03        5,012
    20,000 King County Washington Housing Authority, Multi-Family Mortgage..................... 7.000    8/1/03       20,046
   365,000 Seattle Washington Housing Authority (GNMA)......................................... 7.400  11/20/36      411,041

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                        Security                                               Maturity
 Amount                                         Description                                      Rate %   Date      Value
 ------                                         -----------                                      ------ -------- ------------
           Municipal Bonds (continued)
           Washington (continued)
$1,500,000 Seattle Washington, Series A, GO, (MBIA-IBC)......................................... 5.750   1/15/17 $  1,636,320
   130,000 Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Junior Lien A
            (Standby LOC)....................................................................... 5.750    4/1/28      122,009
   245,000 Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Senior
            Lien A.............................................................................. 5.625    4/1/28      223,467
   470,000 Spokane Washington Housing Authority, Cheney Care Center Revenue, Series A,
            (GNMA).............................................................................. 6.350   8/20/39      531,904
 1,000,000 Washington State Health Facilities Authority Revenue, Grays Harbor Community Hospital
            (RADIAN)............................................................................ 5.850    7/1/12    1,148,590
 1,150,000 Washington State Housing Finance Community, AMT (LOC), Mandatory Put 7/1/08
            @ 100............................................................................... 4.900    7/1/30    1,179,417
   555,000 Washington State Housing Financial Commonwealth, Bonds Convert 6/1/08 to 5.60%,
            AMT, Zero Coupon, (GNMA/FNMA)....................................................... 0.000   12/1/20      421,417
   135,000 Washington State Housing Revenue, Crista Ministries Project (LOC).................... 5.100    7/1/10      142,263
   240,000 Washington State Housing Revenue, Presbyterian Ministries (ACA)...................... 5.100    1/1/14      253,150
   200,000 Washington State Housing Revenue, Presbyterian Ministries (ACA)...................... 5.300    1/1/19      205,982
                                                                                                                 ------------
                                                                                                                    8,481,518
                                                                                                                 ------------
           West Virginia -- 0.64%
    55,000 Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp.
            Project (Standby LOC)............................................................... 5.550    9/1/08       58,054
    55,000 Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp.
            Project (Standby LOC)............................................................... 5.700    9/1/09       57,893
   435,175 Harrison County West Virginia, Series B, (AMBAC) Zero Coupon......................... 0.000  10/20/10      244,825
 1,075,000 Kanawha County West Virginia Building Community Revenue, Charleston Area Medical
            Center Project, ETM................................................................. 6.600   12/1/08    1,221,823
   225,000 Marshall County West Virginia Mortgage Revenue Capital Appreciation, Zero Coupon
            (MBIA).............................................................................. 0.000    5/1/14       98,447
    66,000 West Virginia State Board Regents Revenue, Series A, ETM............................. 5.900    4/1/04       68,417
                                                                                                                 ------------
                                                                                                                    1,749,459
                                                                                                                 ------------
           Wisconsin -- 1.77%
    55,000 Oshkosh Wisconsin Hospital Facility Revenue, Mercy Medical Center, Prerefunded 7/1/07
            @ 100............................................................................... 7.375    7/1/07       62,702
   285,000 Shell Lake Wisconsin Nursing Home Revenue, Terraceview Living (GNMA)................. 5.300   9/20/18      289,794
    65,000 Whitewater Wisconsin Waterworks Systems Mortgage Revenue............................. 7.500    7/1/16       76,211
    95,000 Wisconsin Housing and Economic Development Authority, Series B, AMT.................. 4.950    9/1/09      102,352
 3,000,000 Wisconsin State Health & Educational Facilities, Hudson Memorial Hospital, (FHA)..... 5.600   7/15/22    3,168,929
   285,000 Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A
            (MBIA).............................................................................. 5.100   8/15/07      319,146
   170,000 Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A
            (MBIA).............................................................................. 5.200   8/15/08      189,446
   295,000 Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A
            (MBIA).............................................................................. 5.300   8/15/09      329,981
     5,000 Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC) 5.250    2/1/04        5,119
     5,000 Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC) 5.400    2/1/05        5,221
   135,000 Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC) 5.750    2/1/12      142,798
   135,000 Wisconsin State Health & Educational Facilities. Viterbo College Income Project (LOC) 6.000    2/1/17      142,806
                                                                                                                 ------------
                                                                                                                    4,834,505
                                                                                                                 ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

Principal                                  Security                                          Maturity
 Amount                                   Description                                 Rate %   Date       Value
 ------                                   -----------                                 ------ -------- ------------
           Municipal Bonds (continued)
           Wyoming -- 0.33%
$   80,000 Teton County Wyoming Hospital District, Hospital Refunding & Imports (ACA) 5.000  12/1/03  $     81,135
   150,000 Teton County Wyoming, Teton County School District No 1 Project (MBIA).... 5.000   6/1/05       156,534
    55,000 Wyoming Community Development Authority Housing Revenue, Series 5, AMT.... 5.700  12/1/07        60,002
   570,000 Wyoming Community Development Authority, Multi-Family Revenue, Aspen Court
            Apartments, Mandatory Put 12/1/08 @ 100, AMT (LOC)....................... 4.750  12/1/30       588,457
     5,000 Wyoming Community Development Authority, Single Family Mortgage, Series B,
            AMT...................................................................... 8.125   6/1/21         5,013
                                                                                                      ------------
                                                                                                           891,141
                                                                                                      ------------
           Total Municipal Bonds (cost $258,022,715).................................                  273,090,650
                                                                                                      ------------
           Money Market Mutual Funds -- 0.85%
 2,319,887 Blackrock Provident Institutional Funds Muni Fund.........................                 $  2,319,887
                                                                                                      ------------
           Total Money Market Mutual Funds (cost $2,319,887).........................                    2,319,887
                                                                                                      ------------
           Total Investments (cost $260,342,602) (a) -- 100.62%......................                  275,410,537
           Liabilities in excess of other assets -- (0.62)%..........................                   (1,695,550)
                                                                                                      ------------
           Net Assets -- 100.00%.....................................................                 $273,714,987

                                                                                                      ============

--------
(a) Cost for federal income tax purposes is $259,805,705. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                    Unrealized appreciation.... $15,917,208
                    Unrealized depreciation....    (312,376)
                                                -----------
                    Net unrealized appreciation $15,604,832
                                                ===========

(b) Issuer has defaulted on the payment of interest.

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   ACA -- American Capital Access
   AMT -- Alternative Minimum Tax
   AMBAC -- AMBAC Indemnity Corp.
   AXA -- AXA Reinsurance UK
   ETM -- Escrowed to Maturity
   FGIC -- Financial Guaranty Insurance Co.
   FHA -- Federal Housing Administration
   FHLMC -- Federal Home Loam Mortgage Corp.
   FNMA -- Federal National Mortgage Association
   FSA -- Financial Security Assurance, Inc.
   GNMA -- Government National Mortgage Association
   GO -- Government Obligation
   GTY -- Guaranteed
   IRBA -- Industrial Reconstruction Building Authority
   ISND -- Insured
   LOC -- Letter of Credit
   MBIA -- Municipal Bond Insurance Association
   RADIAN -- Radian Group, Inc.
   SUB -- Step-up Bond

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments -- June 30, 2003

 Principal                   Security                          Maturity
  Amount                    Description                 Rate %   Date      Value
  ------                    -----------                 ------ -------- ------------
             U.S. Government Agency Mortgages -- 62.91%
$ 2,475,000  Fannie Mae................................  5.125  2/13/04 $  2,536,960
    850,000  Fannie Mae................................  1.750  6/16/06      847,058
      8,713  Fannie Mae................................  5.500  6/25/08        8,707
    400,000  Fannie Mae................................  7.250  1/15/10      496,122
    300,000  Fannie Mae................................  7.125  6/15/10      370,837
  1,300,000  Fannie Mae................................  6.000  5/15/11    1,522,268
  1,055,000  Fannie Mae................................  4.750  2/21/13    1,089,389
    283,533  Fannie Mae................................  1.670  2/25/17      283,743
    284,941  Fannie Mae................................  4.500  3/25/17      285,268
    248,993  Fannie Mae................................  6.500 11/25/25      249,217
    532,557  Fannie Mae................................  5.000 11/25/26      539,967
    637,004  Fannie Mae................................  7.000 11/25/26      677,918
      6,556  Fannie Mae................................  1.480  8/15/30        6,557
    962,329  Fannie Mae Strip, Series 317, Class 1, PO.  0.000   8/1/31      897,833
    962,329^ Fannie Mae Strip, Series 317, Class 2, IO.  8.000   8/1/31      140,387
    237,724  Fannie Mae, Gold Pool #E88750.............  6.000   3/1/17      247,217
     75,584  Fannie Mae, Gold Pool #E89400.............  6.000   4/1/17       78,602
     31,614  Fannie Mae, Pool #117095..................  8.500   7/1/08       32,995
    151,437  Fannie Mae, Pool #124836.................. 10.000   5/1/22      172,547
     55,738  Fannie Mae, Pool #124911.................. 10.000   3/1/16       63,232
    314,154  Fannie Mae, Pool #190317..................  8.000   8/1/31      338,769
     19,964  Fannie Mae, Pool #190535.................. 11.000   1/1/16       22,948
     14,614  Fannie Mae, Pool #23......................  8.500   8/1/11       15,615
      6,376  Fannie Mae, Pool #253242..................  7.500   2/1/30        6,774
    133,030  Fannie Mae, Pool #253265..................  7.500   5/1/30      141,340
     49,873  Fannie Mae, Pool #253267..................  8.500   5/1/30       53,646
    569,954  Fannie Mae, Pool #253399..................  8.500   8/1/30      613,075
    117,204  Fannie Mae, Pool #253438..................  8.500   9/1/30      126,071
     57,108  Fannie Mae, Pool #253545..................  7.000  12/1/30       60,157
    171,068  Fannie Mae, Pool #253584..................  7.500   1/1/31      181,754
    195,219  Fannie Mae, Pool #253643..................  7.500   2/1/31      207,414
    232,102  Fannie Mae, Pool #254144..................  8.000  11/1/31      249,420
     66,682  Fannie Mae, Pool #254212..................  8.000   1/1/32       71,658
    125,513  Fannie Mae, Pool #254487..................  7.500   9/1/32      133,356
     52,707  Fannie Mae, Pool #259091..................  8.000   8/1/30       56,837
     34,518  Fannie Mae, Pool #259100..................  8.000   9/1/30       37,223
    191,712  Fannie Mae, Pool #303406.................. 10.000   2/1/25      218,436
     15,385  Fannie Mae, Pool #313033.................. 10.000   7/1/17       17,558
     27,607  Fannie Mae, Pool #313328.................. 10.000   7/1/18       31,507
    240,189  Fannie Mae, Pool #323354..................  6.000  11/1/28      250,058
    263,692  Fannie Mae, Pool #323961..................  7.000  10/1/29      277,828
     23,070  Fannie Mae, Pool #359461.................. 10.500  12/1/17       26,227
    169,643  Fannie Mae, Pool #378141.................. 10.000   4/1/19      193,978
    183,082  Fannie Mae, Pool #397120.................. 10.000   5/1/21      206,394
     63,630  Fannie Mae, Pool #399289.................. 10.000  12/1/14       71,732
     12,940  Fannie Mae, Pool #447140..................  7.500  11/1/29       13,754
      9,425  Fannie Mae, Pool #50163................... 10.500  11/1/18       10,881
     72,145  Fannie Mae, Pool #510212..................  7.000   9/1/29       76,012
      7,524  Fannie Mae, Pool #511096..................  7.500   8/1/29        7,997
    524,333  Fannie Mae, Pool #514574..................  7.500   1/1/30      557,334
     38,462  Fannie Mae, Pool #532042..................  7.500   6/1/30       40,865

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                   Security                           Maturity
  Amount                    Description                  Rate %   Date      Value
  ------                    -----------                  ------ -------- ------------
            U.S. Government Agency Mortgages (continued)
$   293,953 Fannie Mae, Pool #534063....................  7.500  3/1/30  $    312,514
    897,182 Fannie Mae, Pool #535142....................  7.000  2/1/30       945,279
    366,260 Fannie Mae, Pool #535148....................  8.000  2/1/30       395,270
    354,021 Fannie Mae, Pool #535332....................  8.500  4/1/30       381,062
    124,454 Fannie Mae, Pool #535435....................  8.500  8/1/30       133,870
    528,206 Fannie Mae, Pool #535488....................  8.500  9/1/30       568,169
    434,773 Fannie Mae, Pool #535597....................  8.000 10/1/30       468,838
    445,027 Fannie Mae, Pool #535912....................  6.500  5/1/31       464,162
    169,223 Fannie Mae, Pool #535914....................  7.000  5/1/31       178,258
  2,731,905 Fannie Mae, Pool #535988....................  7.000  6/1/31     2,876,963
     33,481 Fannie Mae, Pool #536282....................  8.500  7/1/30        36,014
     40,868 Fannie Mae, Pool #54075.....................  8.500 12/1/08        43,301
     69,669 Fannie Mae, Pool #541903....................  7.500  6/1/30        74,021
    154,416 Fannie Mae, Pool #545082....................  7.500  6/1/31       164,062
    877,103 Fannie Mae, Pool #545194....................  7.000  8/1/31       923,675
     97,207 Fannie Mae, Pool #545240....................  8.000  9/1/31       104,823
    568,515 Fannie Mae, Pool #545723....................  7.000  4/1/32       598,928
    709,643 Fannie Mae, Pool #545993....................  6.000 11/1/32       737,746
    139,845 Fannie Mae, Pool #546591....................  8.500  6/1/30       150,425
    144,820 Fannie Mae, Pool #548190....................  7.500 10/1/30       153,867
      7,785 Fannie Mae, Pool #549605....................  8.500  8/1/30         8,375
      1,898 Fannie Mae, Pool #554465....................  8.500 10/1/23         2,065
    547,325 Fannie Mae, Pool #555144....................  7.000 10/1/32       576,545
    503,278 Fannie Mae, Pool #556050....................  8.000 11/1/30       542,711
    162,615 Fannie Mae, Pool #557160....................  8.500 12/1/30       174,918
    111,704 Fannie Mae, Pool #559351....................  7.500 10/1/30       118,681
    587,635 Fannie Mae, Pool #559894....................  6.500  4/1/31       612,801
     44,693 Fannie Mae, Pool #560534....................  7.000 11/1/30        47,079
    209,511 Fannie Mae, Pool #561883....................  7.500 11/1/30       222,599
    128,318 Fannie Mae, Pool #562906....................  7.500  3/1/31       136,338
     27,769 Fannie Mae, Pool #567649....................  8.000  2/1/31        29,945
     25,931 Fannie Mae, Pool #572346....................  8.000  3/1/31        27,865
    147,718 Fannie Mae, Pool #573752....................  8.500  2/1/31       158,894
     12,147 Fannie Mae, Pool #574841....................  7.500  3/1/31        12,906
     29,971 Fannie Mae, Pool #58253..................... 10.000 10/1/16        33,194
    392,400 Fannie Mae, Pool #591501....................  7.000  9/1/31       413,236
     52,367 Fannie Mae, Pool #593075....................  7.000  7/1/31        55,147
     26,535 Fannie Mae, Pool #595947....................  8.000  7/1/31        28,514
    512,235 Fannie Mae, Pool #596068....................  7.000 10/1/31       539,434
    157,945 Fannie Mae, Pool #598548....................  8.000 10/1/31       169,730
     31,152 Fannie Mae, Pool #601970....................  8.000  9/1/31        33,593
     17,045 Fannie Mae, Pool #606565....................  7.000 10/1/31        17,950
     83,641 Fannie Mae, Pool #606811....................  8.000 10/1/31        89,882
     87,772 Fannie Mae, Pool #609525....................  8.000 10/1/31        94,321
    333,997 Fannie Mae, Pool #610995....................  5.500 11/1/16       347,002
     19,089 Fannie Mae, Pool #615206....................  6.500 11/1/31        19,907
    138,471 Fannie Mae, Pool #615545....................  8.000 11/1/31       148,803
    189,767 Fannie Mae, Pool #618032....................  5.500  3/1/17       197,131

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                   Security                           Maturity
  Amount                    Description                  Rate %   Date      Value
  ------                    -----------                  ------ -------- ------------
            U.S. Government Agency Mortgages (continued)
$    24,760 Fannie Mae, Pool #621535.................... 6.500   3/1/32  $     25,820
     23,199 Fannie Mae, Pool #622203.................... 6.500   1/1/32        24,193
    648,291 Fannie Mae, Pool #623960.................... 6.500   1/1/32       676,056
    500,524 Fannie Mae, Pool #625030.................... 6.500   1/1/32       521,960
     51,015 Fannie Mae, Pool #627855.................... 7.000   2/1/32        53,724
    506,910 Fannie Mae, Pool #631501.................... 5.500   2/1/17       526,646
    843,689 Fannie Mae, Pool #641208.................... 7.000   6/1/32       888,487
    783,319 Fannie Mae, Pool #647511.................... 7.000   5/1/32       824,911
  1,439,067 Fannie Mae, Pool #649672.................... 6.500   8/1/32     1,500,705
    445,597 Fannie Mae, Pool #653073.................... 7.000   7/1/32       469,257
    508,198 Fannie Mae, Pool #653877.................... 6.500   8/1/32       529,965
     51,049 Fannie Mae, Pool #656464.................... 7.000   8/1/32        53,759
    154,137 Fannie Mae, Pool #656719.................... 6.500   8/1/32       160,739
    435,507 Fannie Mae, Pool #668480.................... 7.000   6/1/31       458,757
  2,700,000 Fannie Mae, TBA............................. 0.000  7/17/18     2,788,592
  1,500,000 Fannie Mae, TBA............................. 0.000  7/17/18     1,565,625
  1,000,000 Fannie Mae, TBA............................. 0.000  7/17/18     1,055,000
    300,000 Fannie Mae, TBA............................. 0.000  7/17/18       311,531
  1,800,000 Fannie Mae, TBA............................. 0.000  7/17/18     1,878,750
    800,000 Fannie Mae, TBA............................. 0.000  7/14/32       812,750
  1,000,000 Fannie Mae, TBA............................. 0.000  7/14/33     1,033,438
  2,700,000 Fannie Mae, TBA............................. 0.000  7/14/33     2,805,467
  1,300,000 Fannie Mae, TBA............................. 0.000  7/14/33     1,343,469
    600,000 Fannie Mae, TBA............................. 0.000  7/14/33       625,687
  1,000,000 Fannie Mae, TBA............................. 0.000  7/17/33     1,020,000
    900,000 Fannie Mae, TBA............................. 0.000  7/17/33       918,000
    200,000 Fannie Mae, TBA............................. 0.000  7/17/33       207,688
    300,000 Fannie Mae, TBA............................. 0.000  8/13/33       303,563
 35,700,000 Federal Home Loan Bank...................... 0.000   7/1/03    35,700,001
    200,000 Freddie Mac................................. 0.000   7/3/03       199,989
    450,000 Freddie Mac................................. 3.500   4/1/08       459,881
    575,000 Freddie Mac................................. 6.625  9/15/09       690,101
  1,300,000 Freddie Mac................................. 7.000  3/15/10     1,593,592
    951,134 Freddie Mac................................. 1.530  2/15/18       954,030
     38,574 Freddie Mac, Gold Pool #C01104.............. 8.000  12/1/30        41,348
    200,317 Freddie Mac, Gold Pool #C01187.............. 7.500   5/1/31       212,893
    204,253 Freddie Mac, Gold Pool #C01372.............. 7.500   5/1/32       217,081
      2,399 Freddie Mac, Gold Pool #C35806.............. 7.500   2/1/30         2,549
  1,741,276 Freddie Mac, Gold Pool #C41010.............. 8.500   8/1/30     1,867,018
    135,185 Freddie Mac, Gold Pool #C41019.............. 8.000   8/1/30       144,905
    179,878 Freddie Mac, Gold Pool #C41473.............. 7.500   8/1/30       191,171
    142,862 Freddie Mac, Gold Pool #C41513.............. 8.000   8/1/30       153,134
     44,150 Freddie Mac, Gold Pool #C41563.............. 8.000   8/1/30        47,325
     54,157 Freddie Mac, Gold Pool #C42213.............. 7.500   9/1/30        57,556
    172,335 Freddie Mac, Gold Pool #C42635.............. 8.000  10/1/30       184,726
     44,993 Freddie Mac, Gold Pool #C43994.............. 7.500  10/1/30        47,817
     76,463 Freddie Mac, Gold Pool #C47558.............. 7.500   2/1/31        81,263
     11,418 Freddie Mac, Gold Pool #C48206.............. 7.500   3/1/31        12,135
     72,283 Freddie Mac, Gold Pool #C50601.............. 8.000   4/1/31        77,397
    168,138 Freddie Mac, Gold Pool #C58121.............. 7.500   9/1/31       178,696
     75,611 Freddie Mac, Gold Pool #C59301.............. 7.500  10/1/31        80,359
     83,970 Freddie Mac, Gold Pool #C65032.............. 7.500   2/1/32        89,243

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                        Security                                Maturity
  Amount                         Description                       Rate %   Date      Value
  ------                         -----------                       ------ -------- ------------
            U.S. Government Agency Mortgages (continued)
$   153,079 Freddie Mac, Gold Pool #C67274........................  7.500   5/1/32 $    162,694
    499,950 Freddie Mac, Gold Pool #C68001........................  7.000   6/1/32      524,150
    222,495 Freddie Mac, Gold Pool #E90895........................  6.000   7/1/17      231,379
     26,574 Freddie Mac, Gold Pool #G01135........................  8.000   9/1/30       28,485
     37,590 Freddie Mac, Gold Pool #G01311........................  7.000   9/1/31       39,417
    286,829 Freddie Mac, Gold Pool #G01391........................  7.000   4/1/32      300,772
    229,416 Freddie Mac, Pool #170199.............................  9.500  10/1/16      251,439
     19,973 Freddie Mac, Pool #183455............................. 12.000  12/1/10       22,979
     15,618 Freddie Mac, Pool #360019............................. 10.500  12/1/17       17,918
     39,980 Freddie Mac, Pool #555285............................. 10.000   4/1/16       44,684
    606,714 Freddie Mac, Pool #972115.............................  4.808   1/1/33      625,604
    117,875 Freddie Mac, Pool #D11089.............................  9.500  10/1/17      129,806
    129,761 Freddie Mac, Structured Pass..........................  4.750  2/25/42      130,088
      9,258 Government National Mortgage Association, Pool #112784 12.000  2/15/14       10,937
     25,465 Government National Mortgage Association, Pool #114460 12.000  7/15/14       30,083
     35,508 Government National Mortgage Association, Pool #1277.. 11.500  9/20/19       41,764
     97,644 Government National Mortgage Association, Pool #129961 11.000  8/15/15      113,722
      1,744 Government National Mortgage Association, Pool #151321 10.500  3/15/16        2,019
     44,961 Government National Mortgage Association, Pool #156617 11.000  1/15/16       52,462
      7,573 Government National Mortgage Association, Pool #217447 10.500  6/15/19        8,719
     13,115 Government National Mortgage Association, Pool #252625 10.500 10/15/18       15,227
     18,575 Government National Mortgage Association, Pool #278126 10.500  6/15/19       21,590
     55,361 Government National Mortgage Association, Pool #278323 10.500  7/15/19       64,346
     35,694 Government National Mortgage Association, Pool #36890. 10.000 11/15/09       39,967
     22,899 Government National Mortgage Association, Pool #38484. 11.000  3/15/10       26,182
     13,962 Government National Mortgage Association, Pool #41625. 11.000  7/15/10       15,964
     18,900 Government National Mortgage Association, Pool #42444. 11.000  9/15/10       21,610
     14,517 Government National Mortgage Association, Pool #42710. 11.000  9/15/10       16,599
     17,387 Government National Mortgage Association, Pool #43080. 11.000  8/15/10       19,880
      1,205 Government National Mortgage Association, Pool #43285. 11.000  8/15/10        1,378
     60,987 Government National Mortgage Association, Pool #45290. 11.000 12/15/10       69,732
     13,430 Government National Mortgage Association, Pool #49399. 10.000  9/15/10       15,144
     15,549 Government National Mortgage Association, Pool #58625. 12.000 11/15/12       18,251
     12,289 Government National Mortgage Association, Pool #60040. 12.000  1/15/13       14,475
     15,858 Government National Mortgage Association, Pool #70492. 12.000  9/15/13       18,679
     22,849 Government National Mortgage Association, Pool #71155. 12.000  8/15/13       26,914
     55,940 Government National Mortgage Association, Pool #780315  9.500 12/15/17       62,904
     16,919 Government National Mortgage Association, Pool #780379 10.500  8/15/21       19,133
     34,517 Government National Mortgage Association, Pool #780384 11.000 12/15/17       40,103
    117,911 Government National Mortgage Association, Pool #780554 10.000  5/15/19      135,712
     30,719 Government National Mortgage Association, Pool #780609  9.500  9/15/22       34,643
    248,239 Government National Mortgage Association, Pool #780914  6.000 11/15/28      260,659
     29,486 Government National Mortgage Association, Pool #80094.  6.750  7/20/27       30,412
     59,113 Government National Mortgage Association, Pool #80114.  5.750  9/20/27       60,313
    127,917 Government National Mortgage Association, Pool #80123.  5.625 10/20/27      131,654
    114,689 Government National Mortgage Association, Pool #80137.  5.625 11/20/27      118,039
     29,326 Government National Mortgage Association, Pool #80145.  5.625 12/20/27       30,183
     37,539 Government National Mortgage Association, Pool #80156.  5.375  1/20/28       38,727
     89,852 Government National Mortgage Association, Pool #8585..  5.375  1/20/25       92,534
    232,540 Government National Mortgage Association, Pool #8595..  5.375  2/20/25      239,955
     85,381 Government National Mortgage Association, Pool #8611..  5.375  3/20/25       87,931
    116,256 Government National Mortgage Association, Pool #8621..  5.375  4/20/25      120,453

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                          Security                                  Maturity
  Amount                           Description                         Rate %   Date      Value
  ------                           -----------                         ------ -------- ------------
            U.S. Government Agency Mortgages (continued)
$   228,011 Government National Mortgage Association, Pool #8631...... 5.375   5/20/25 $    236,241
     71,416 Government National Mortgage Association, Pool #8644...... 5.375   6/20/25       73,914
     90,166 Government National Mortgage Association, Pool #8664...... 5.750   7/20/25       91,911
  2,600,000 Government National Mortgage Association, TBA............. 0.000   7/22/33    2,730,000
    800,000 Government National Mortgage Association, TBA............. 0.000   7/22/33      838,000
                                                                                       ------------
            Total U.S. Government Agency Mortgages (cost $104,096,052)                  104,751,484
                                                                                       ------------
            Corporate Bonds -- 16.19%
    310,000 AIG Sunamerica Global Finance............................. 6.900   3/15/32      369,195
     80,000 Amerada Hess Corp......................................... 7.875   10/1/29       97,368
    130,000 Amerada Hess Corp......................................... 7.125   3/15/33      147,964
     50,000 American Airlines, Inc.................................... 7.024  10/15/09       47,732
     45,000 American General Capital II............................... 8.500    7/1/30       62,360
    185,000 Ameritech Capital Funding................................. 6.250   5/18/09      209,431
     10,000 Ameritech Capital Funding................................. 6.450   1/15/18       11,624
     25,000 Anadarko Finance Co., Series B............................ 7.500    5/1/31       31,405
     95,000 Anadarko Petro............................................ 5.375    3/1/07      103,955
     60,000 AOL Time Warner, Inc...................................... 5.625    5/1/05       63,698
    195,000 AOL Time Warner, Inc...................................... 7.625   4/15/31      225,050
    150,000 Asif Global Funding....................................... 3.850  11/26/07      154,997
     90,000 AT&T Corp................................................. 7.800  11/15/11      102,880
    130,000 AT&T Corp.*............................................... 8.500  11/15/31      147,406
         52 Bae Systems 2001 Asset Trust*............................. 6.664   9/15/13           59
    545,000 Bank of America Corp...................................... 7.800   2/15/10      671,712
     50,000 Bank of America Corp...................................... 7.400   1/15/11       61,431
    155,000 Bank of America Corp...................................... 4.875   9/15/12      163,582
     50,000 Bank One Corp............................................. 7.625  10/15/26       62,924
    325,000 Bear Stearns Company, Inc................................. 2.875    7/2/08      321,877
     75,000 Bristol-Myers Squibb...................................... 5.750   10/1/11       83,467
     75,000 Bristol-Myers Squibb...................................... 6.875    8/1/97       87,780
     25,000 Burlington North Santa Fe................................. 6.125   3/15/09       28,653
     50,000 Burlington North Santa Fe................................. 6.750   7/15/11       58,542
     50,000 Burlington North Santa Fe................................. 5.900    7/1/12       55,757
    100,000 Citigroup, Inc............................................ 6.750   12/1/05      111,495
    475,000 Citigroup, Inc............................................ 5.750   5/10/06      524,280
    185,000 Citigroup, Inc............................................ 7.250   10/1/10      224,149
     40,000 Citigroup, Inc............................................ 6.000   2/21/12       45,503
    230,000 Citigroup, Inc............................................ 5.625   8/27/12      253,400
     35,000 Citigroup, Inc............................................ 6.625   6/15/32       40,444
    330,000 Citigroup, Inc............................................ 5.875   2/22/33      346,969
    258,000 Comcast Cable Communications.............................. 6.375   1/30/06      281,540
     10,000 Comcast Cable Communications.............................. 8.875    5/1/17       13,377
    170,000 Comcast Corp.............................................. 7.625   2/15/08      197,326
    190,000 Comcast Corp.............................................. 5.500   3/15/11      203,128
    170,000 Comcast Corp.............................................. 6.500   1/15/15      191,188
    200,000 Comcast Corp.............................................. 7.050   3/15/33      222,130
    170,000 Conoco Phillips........................................... 5.900  10/15/32      182,418
    335,000 Conoco, Inc............................................... 6.950   4/15/29      403,057
    125,000 Consolidated Natural Gas.................................. 6.250   11/1/11      143,534
    313,733 Continental Airlines, Inc................................. 6.648   9/15/17      302,612
    130,658 Continental Airlines, Inc., Series 991A................... 6.545    2/2/19      126,558
    115,000 Cox Communications, Inc................................... 7.125   10/1/12      137,325

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                   Security                           Maturity
  Amount                    Description                  Rate %   Date      Value
  ------                    -----------                  ------ -------- ------------
            Corporate Bonds (continued)
$   105,000 Credit Suisse First Boston USA, Inc......... 6.125  11/15/11 $    117,625
     65,000 Daimler Chrysler AG......................... 7.450    3/1/27       68,117
    165,000 Daimler Chrysler North America Holding Corp. 4.750   1/15/08      169,428
    250,000 Daimler Chrysler North America Holding Corp. 4.050    6/4/08      247,579
    160,000 Daimler Chrysler North America Holding Corp. 8.000   6/15/10      188,398
    250,000 Daimler Chrysler North America Holding Corp. 8.500   1/18/31      294,465
    140,000 Detroit Edison Co........................... 6.125   10/1/10      159,858
     80,000 Detroit Edison Co........................... 6.350  10/15/32       91,238
     50,000 Devon Energy Corp........................... 7.950   4/15/32       64,359
    100,000 Devon Financing Corp., ULC.................. 6.875   9/30/11      117,303
     55,000 Devon Financing Corp., ULC.................. 7.875   9/30/31       69,840
     50,000 Dominion Resources, Inc..................... 6.750  12/15/32       55,925
     50,000 Dominion Resources, Inc..................... 6.300   3/15/33       52,803
     85,000 Dominion Resources, Inc., Series A.......... 8.125   6/15/10      105,332
     80,000 Dow Chemical Co............................. 6.125    2/1/11       87,892
     95,000 Dow Chemical Co............................. 7.375   11/1/29      110,902
     55,000 EOP Operating LP............................ 6.763   6/15/07       61,983
    250,000 EOP Operating LP............................ 7.000   7/15/11      290,142
    205,000 Exelon Corp................................. 6.750    5/1/11      237,182
     65,000 First Energy Corp., Series C................ 7.375  11/15/31       72,802
     40,000 Florida Power & Light....................... 4.850    2/1/13       42,278
     90,000 Florida Power Corp.......................... 4.800    3/1/13       93,811
    415,000 Ford Motor Credit Co........................ 6.875    2/1/06      440,149
    125,000 Ford Motor Credit Co........................ 6.500   1/25/07      131,515
    330,000 Ford Motor Credit Co........................ 7.375  10/28/09      345,943
    120,000 Ford Motor Credit Co........................ 7.375    2/1/11      124,065
    125,000 Fund American Cos., Inc..................... 5.875   5/15/13      130,704
     65,000 General Dynamics Corp....................... 4.250   5/15/13       65,310
     15,000 General Electric Capital Corp............... 3.500    5/1/08       15,359
    425,000 General Electric Capital Corp............... 6.125   2/22/11      484,624
    665,000 General Electric Capital Corp............... 5.875   2/15/12      743,873
     45,000 General Electric Capital Corp............... 6.000   6/15/12       50,795
    300,000 General Electric Capital Corp............... 6.750   3/15/32      350,870
    145,000 General Mills, Inc.......................... 5.125   2/15/07      157,952
    115,000 General Mills, Inc.......................... 6.000   2/15/12      129,830
    110,000 General Motors.............................. 8.250   7/15/23      113,839
    330,000 General Motors.............................. 8.375   7/15/33      325,455
    170,000 General Motors Acceptance Corp.............. 6.750   1/15/06      180,479
     60,000 General Motors Acceptance Corp.............. 7.250    3/2/11       61,656
     70,000 General Motors Acceptance Corp.............. 6.875   9/15/11       70,234
    410,000 General Motors Acceptance Corp.............. 8.000   11/1/31      402,278
    430,000 Goldman Sachs Group, Inc.................... 6.875   1/15/11      507,378
     75,000 Goldman Sachs Group, Inc.................... 6.125   2/15/33       80,428
    250,000 Honeywell International..................... 6.125   11/1/11      284,827
     30,000 Household Finance Corp...................... 4.625   1/15/08       32,011
    485,000 Household Finance Corp...................... 5.875    2/1/09      540,711
     95,000 Household Finance Corp...................... 6.375  10/15/11      108,021
     50,000 Household Finance Corp...................... 7.000   5/15/12       59,183
    100,000 Household Finance Corp...................... 6.375  11/27/12      113,913
    325,000 HSBC Holdings PLC........................... 5.250  12/12/12      346,618
     95,000 International Paper Co...................... 5.850  10/30/12      103,539
    145,000 International Paper Co...................... 5.300    4/1/15      149,074

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                Security                       Maturity
  Amount                 Description              Rate %   Date      Value
  ------                 -----------              ------ -------- ------------
            Corporate Bonds (continued)
$   360,000 JP Morgan Chase & Co................. 6.000   2/15/09 $    405,647
    100,000 JP Morgan Chase & Co................. 6.750    2/1/11      117,370
    110,000 Kellogg Co........................... 2.875    6/1/08      109,226
    100,000 Kellogg Co., Series B................ 6.600    4/1/11      117,273
     90,000 Kinder Morgan Energy Partners........ 7.300   8/15/33      108,077
    120,000 Kraft Foods, Inc..................... 5.250    6/1/07      130,045
    320,000 Kraft Foods, Inc..................... 5.625   11/1/11      348,694
    150,000 Kraft Foods, Inc..................... 6.500   11/1/31      165,623
    275,000 Kroger Co............................ 8.000   9/15/29      342,027
    100,000 Kroger Co............................ 7.500    4/1/31      118,604
    280,000 Lehman Brothers Holdings............. 6.250   5/15/06      312,820
    265,000 Lockheed Martin Corp................. 7.750    5/1/26      330,626
     80,000 Lockheed Martin Corp................. 8.500   12/1/29      108,736
    170,000 Lockheed Martin Corp................. 7.200    5/1/36      207,162
     85,000 Marsh & Mclennan Cos, Inc............ 6.250   3/15/12       96,890
    100,000 Mass Mutual Global Funding II........ 5.625   5/15/33      101,963
     35,000 MCD Holdings, Inc.................... 7.000   12/1/12       38,733
    250,000 Metlife, Inc......................... 7.450   11/1/23      263,522
     50,000 Metlife, Inc......................... 6.500  12/15/32       57,058
    250,000 New England Mutual................... 7.875   2/15/24      307,840
     40,000 New Jersey Bell Telephone............ 7.850  11/15/29       51,343
    130,000 News America Holdings................ 7.750    2/1/24      150,671
    225,000 News America, Inc.................... 7.280   6/30/28      255,046
     75,000 Northrop Grumman Corp................ 7.125   2/15/11       89,844
    100,000 Northrop Grumman Corp................ 7.875    3/1/26      126,997
    175,000 Occidental Petroleum Corp............ 6.750   1/15/12      208,106
     35,000 Ohio Edison.......................... 5.450    5/1/15       36,654
    105,000 Oncor Electric Delivery*............. 6.375   1/15/15      119,115
     75,000 Oncor Electric Delivery*............. 7.250   1/15/33       88,483
     60,000 Phillips Petroleum Co................ 7.000   3/30/29       72,592
    200,000 Principal Life Global................ 5.250   1/15/13      212,317
     60,000 Progress Energy, Inc................. 6.050   4/15/07       66,213
    100,000 Prudential Financial*................ 6.375   7/23/06      111,844
     80,000 Raytheon Co.......................... 8.300    3/1/10       98,282
     75,000 Resolution Funding Corp., Zero Coupon 0.000   7/15/18       36,271
     75,000 Resolution Funding Corp., Zero Coupon 0.000  10/15/18       35,656
     75,000 Sears Roebuck Acceptance Corp........ 6.250    5/1/09       83,801
     50,000 Sears Roebuck Acceptance Corp........ 6.750   8/15/11       56,434
    150,000 Sears Roebuck Acceptance Corp........ 6.700   4/15/12      169,285
     75,000 Sears Roebuck Acceptance Corp........ 7.000    6/1/32       83,891
    525,000 SLM Corp., Series MTN1............... 1.389   7/25/07      526,227
    673,883 Small Business Administration........ 4.524   2/10/13      673,005
     75,000 TCI Communications, Inc.............. 7.875   2/15/26       87,918
     75,000 Texas Eastern Transmission LP........ 7.000   7/15/32       85,592
     30,000 Time Warner, Inc..................... 6.875   6/15/18       33,740
    175,000 Time Warner, Inc..................... 7.570    2/1/24      198,076
     45,000 Time Warner, Inc..................... 6.950   1/15/28       48,175
    320,000 Time Warner, Inc..................... 6.625   5/15/29      329,959
     30,000 Turner Broadcasting Co............... 8.375    7/1/13       36,876
     85,000 Unilever Capital Corp................ 5.900  11/15/32       91,521
    190,000 US Bancorp, Series MTNN.............. 3.950   8/23/07      199,355
    415,000 Verizon Communications............... 6.940   4/15/28      470,964

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                                 Security                                        Maturity
  Amount                                  Description                               Rate %   Date      Value
  ------                                  -----------                               ------ -------- ------------
             Corporate Bonds (continued)
$   175,000  Verizon Global Funding Corp...........................................  7.750  12/1/30 $    221,634
    200,000  Verizon New Jersey, Inc...............................................  5.875  1/17/12      223,826
    310,000  Verizon Pennsylvania, Series A........................................  5.650 11/15/11      342,109
     50,000  Wellpoint Health Network..............................................  6.375  1/15/12       57,038
    100,000  Wells Fargo Financial.................................................  5.500   8/1/12      111,051
    100,000  Weyerhaeuser Co.......................................................  6.125  3/15/07      110,620
    205,000  Weyerhaeuser Co.......................................................  6.750  3/15/12      232,716
    145,000  Weyerhaeuser Co.......................................................  6.875 12/15/33      158,320
                                                                                                    ------------
             Total Corporate Bonds (cost $24,905,289)..............................                   26,950,680
                                                                                                    ------------
             U.S. Treasury Bonds -- 8.27%
    800,000  U.S. Treasury Bonds................................................... 12.000  8/15/13    1,162,594
    420,000  U.S. Treasury Bonds...................................................  9.250  2/15/16      643,075
    965,000  U.S. Treasury Bonds...................................................  8.125  8/15/19    1,395,660
    325,000  U.S. Treasury Bonds...................................................  8.500  2/15/20      486,726
    760,000  U.S. Treasury Bonds...................................................  8.000 11/15/21    1,101,020
    845,000  U.S. Treasury Bonds...................................................  6.000  2/15/26    1,010,072
    345,000  U.S. Treasury Bonds...................................................  6.750  8/15/26      449,563
    635,000  U.S. Treasury Bonds...................................................  6.500 11/15/26      805,580
  5,963,000  U.S. Treasury Bonds...................................................  5.375  2/15/31    6,714,665
                                                                                                    ------------
             Total U.S. Treasury Bonds (cost $13,471,731)..........................                   13,768,955
                                                                                                    ------------
             Collateralized Mortgage Obligations -- 6.17%
    173,508  ABN Amro Mortgage Corp., Series 2002-3, Class A4......................  6.500  4/25/17      176,019
    800,000  Bank of America Alternative Loan Trust, Series 2003-5, Class 2A1......  5.000  7/25/18      822,375
    732,861  Bank of America Funding Corp., Series 2003-1, Class A1................  6.000  5/20/33      747,308
    220,000  Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2...  7.198  1/15/32      263,627
    375,000  Commercial Mortgage Asset Trust, Series 1999-C1, Class A3.............  6.640  9/17/10      438,311
    275,000  DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A1B.............  6.460  1/10/09      318,941
    400,000  General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.,
              Series 1998-C2, Class A-2............................................  6.420  5/15/35      459,301
    235,000  General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.,
              Series 1999-C1, Class A2.............................................  6.175  5/15/33      267,830
    350,000  General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.,
              Series 1999-C2, Class A2.............................................  6.945  9/15/33      411,687
    944,042  Government National Mortgage Association, Series 2002-60, Class GA....  4.000  3/20/24      945,935
    417,638  GSR Mortgage Loan Trust, Series 2003-3F, Class 2A3....................  2.285  4/25/33      418,039
        640^ Kidder Peabody Mortgage Assets Trust, Series B, Class A2, IO..........  9.500  4/22/18          112
    730,000  LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class A3........  6.480  2/18/30      833,129
    875,000  LC Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B.......  6.210 10/15/35      991,511
    362,613  Master Asset Securitization Trust, Series 2002-6, Class 2A1...........  5.750 10/25/17      371,065
    245,000  Morgan Stanley Capital, Inc., Series 1998-HF2, Class A2...............  6.480 11/15/30      282,341
    850,000  Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2....  6.592 10/18/10      992,055
    516,111  Structured Asset Securities Corp., Series 2002-6, Class 3A1...........  6.250  4/25/32      527,112
    183,738  Washington Mutual MSC Mortgage Pass-Through, Series 2002-MS12, Class A  6.500  5/25/32      188,347
     70,102  Washington Mutual, Series 2002-S3, Class 1A3..........................  6.250  6/25/32       70,468
    563,619  Washington Mutual, Series 2002-S8, Class 2A1..........................  4.500  1/25/18      570,873
    179,968  Wells Fargo Mortgage Backed Securities Trust, Series 2001-29, Class A2  6.000 12/25/16      183,814
                                                                                                    ------------
             Total Collateralized Mortgage Obligations (cost $10,180,634)..........                   10,280,200
                                                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                            Security                                   Maturity
  Amount                             Description                          Rate %   Date      Value
  ------                             -----------                          ------ -------- ------------
            Asset Backed Securities -- 4.78%
$   133,476 BMW Vehicle Owner Trust, Series 2002-A, Class A2.............  2.830 12/25/04 $    133,792
    232,625 Capital Auto Receivables Asset Trust, Series 2002-2, Class A2  2.890  4/15/04      233,216
    700,000 Chase Manhattan Auto Owner Trust, Series 2000-A, Class A4....  6.260  6/15/07      720,682
    395,267 Chase Manhattan Auto Owners Trust, Class 2002-B, Class A2....  2.700  1/18/05      396,436
     68,710 Chase Manhattan Auto Owners Trust, Series 2002-A, Class A2...  2.630 10/15/04       68,766
  1,500,000 Citibank Credit Card Issuance Trust, Series 2000-A3, Class A3  6.875 11/16/09    1,760,523
    339,757 Daimler Chrysler Auto Trust, Series 2000-A, Class A4.........  7.230   1/6/05      346,886
    333,339 Daimler Chrysler Auto Trust, Series 2000-E, Class A3.........  6.110  11/8/04      335,710
    427,874 Daimler Chrysler Auto Trust, Series 2002-A, Class A2.........  2.900  12/6/04      429,607
    254,069 Ford Credit Auto Owner Trust, Series 2001-B, Class A4........  5.120 10/15/04      256,072
    315,293 Ford Credit Auto Owner Trust, Series 2001-C, Class A4........  4.830  2/15/05      318,147
    491,126 Ford Credit Auto Owner Trust, Series 2001-D, Class A3........  4.310  6/15/05      497,393
    168,767 Ford Credit Auto Owner Trust, Series 2002-B, Class A2A.......  2.970  6/15/04      169,096
    347,358 Honda Auto Receivables Owner Trust, Series 2002-2, Class A2..  2.910  9/15/04      348,334
    460,000 MBNA Master Credit Card Trust, Series 1999-B, Class A........  5.900  8/15/11      527,718
    695,000 MBNA Master Credit Card Trust, Series 2000-E, Class A........  7.800 10/15/12      857,949
     24,856 Nissan Auto Receivables Owner Trust, Series 2000-C, Class A3.  6.720  8/16/04       24,916
    530,000 Nissan Auto Receivables Owner Trust, Series 2002-B, Class A3.  3.990 12/15/05      540,783
                                                                                          ------------
            Total Asset Backed Securities (cost $7,523,715)..............                    7,966,026
                                                                                          ------------
            U.S. Treasury Notes -- 3.66%
    210,000 U.S. Treasury Notes..........................................  2.000 11/30/04      212,494
    385,000 U.S. Treasury Notes..........................................  1.625  1/31/05      387,647
  1,155,000 U.S. Treasury Notes..........................................  2.625  5/15/08    1,165,558
  1,000,000 U.S. Treasury Notes..........................................  6.500  2/15/10    1,213,164
     52,000 U.S. Treasury Notes..........................................  4.000 11/15/12       54,110
    450,000 U.S. Treasury Notes.......................................... 10.375 11/15/12      599,432
  2,440,000 U.S. Treasury Notes..........................................  3.625  5/15/13    2,459,061
                                                                                          ------------
            Total U.S. Treasury Notes (cost $5,989,949)..................                    6,091,466
                                                                                          ------------
            Foreign Bond -- 1.85%
    185,000 Barclays Bank PLC............................................  8.550  9/15/49      237,034
    205,000 British Telecom PLC..........................................  8.875 12/15/30      279,736
    120,000 Canadian National Railways, Yankee...........................  7.375 10/15/31      151,728
     50,000 Deutsche Telekom International Finance.......................  8.500  6/15/10       61,419
    320,000 Deutsche Telekom International Finance.......................  8.750  6/15/30      407,709
     50,000 Quebec Province..............................................  7.380   4/9/26       65,188
     85,000 Quebec Province, Yankee......................................  7.500  7/15/23      111,138
     75,000 Quebec Province, Yankee......................................  7.125   2/9/24       94,143
     90,000 Tyco International Group SA, Yankee..........................  6.375  6/15/05       93,825
    122,000 Tyco International Group SA, Yankee..........................  6.375  2/15/06      127,185
    120,000 Tyco International Group SA, Yankee..........................  6.125  11/1/08      125,400
    110,000 Tyco International Group SA, Yankee..........................  6.375 10/15/11      116,050
     75,000 United Mexican States........................................  4.625  10/8/08       76,575
    485,000 United Mexican States........................................  8.375  1/14/11      581,030
    260,000 United Mexican States........................................  8.125 12/30/19      296,400
    110,000 United Mexican States........................................  8.000  9/24/22      123,199
     95,000 United Mexican States........................................  8.300  8/15/31      109,393
     25,000 Vodafone Group PLC...........................................  6.250 11/30/32       27,073
                                                                                          ------------
            Total Foreign Bond (cost $2,757,287).........................                    3,084,225
                                                                                          ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Principal                                     Security                                             Maturity
  Amount                                      Description                                   Rate %    Date       Value
  ------                                      -----------                                   ------  -------- ------------
            Municipal Bonds -- 0.65%
$   150,000 California State Department of Water Resources & Power Supply Revenue, Series E 3.975     5/1/05 $    153,762
    950,000 Illinois State Taxable Pension, General Obligation............................. 5.100     6/1/33      934,202
                                                                                                             ------------
            Total Municipal Bonds (cost $1,099,984)........................................                     1,087,964
                                                                                                             ------------
            U.S. Treasury Strips -- 0.63%
  1,115,000 U.S. Treasury Strips........................................................... 6.511** 11/15/21      454,888
  1,520,000 U.S. Treasury Strips........................................................... 4.954** 11/15/22      586,131
                                                                                                             ------------
            Total U.S. Treasury Strips (cost $966,666).....................................                     1,041,019
                                                                                                             ------------
            U.S. Treasury Bills -- 0.60%
    400,000 U.S. Treasury Bills............................................................ 1.094**  7/31/03      399,732
    600,000 U.S. Treasury Bills............................................................ 1.094**   8/7/03      599,510
                                                                                                             ------------
            Total U.S. Treasury Bills (cost $998,965)......................................                       999,242
                                                                                                             ------------
            U.S. Government Agency Securities -- 0.20%
    169,309 Student Loan Marketing Association, Series 2000-2, Class A1L................... 1.400    7/25/08      169,406
    161,152 Student Loan Marketing Association, Series 2001-3, Class A1L................... 1.360    4/25/10      161,244
                                                                                                             ------------
            Total U.S. Government Agency Securities (cost $330,652)........................                       330,650
                                                                                                             ------------
            Total Investments (cost $172,320,924) (a) -- 105.91%...........................                   176,351,911
            Liabilities in excess of other assets -- (5.91)%...............................                    (9,835,346)
                                                                                                             ------------
            Net Assets -- 100.00%..........................................................                  $166,516,565

                                                                                                             ============

--------
(a) Cost for federal income tax purposes is $172,557,385. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                    Unrealized appreciation.... $4,365,884
                    Unrealized depreciation....   (571,358)
                                                ----------
                    Net unrealized appreciation $3,794,526
                                                ==========

(b) Issuer has defaulted on the payment of interest.

^  Notional amount.

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

** Rate disclosed represents yield effective at purchase.

   IO -- Interest Only
   PLC -- Public Liability Company
   PO -- Principal Only
   TBA -- Security is subject to delayed delivery

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments -- June 30, 2003

 Shares/
Principal               Security                       Maturity
 Amount                Description              Rate %   Date      Value
 ------                -----------              ------ -------- ------------
           Corporate Bonds -- 82.22%
$  130,000 ABB Finance, Inc....................  6.750   6/3/04 $    127,400
   565,000 ABB International Finance Ltd....... 11.000  1/15/08      650,764
   150,000 Abitibi-Consolidated, Inc...........  7.400   4/1/18      150,912
   500,000 Abitibi-Consolidated, Inc...........  7.500   4/1/28      474,686
   200,000 Abitibi-Consolidated, Inc...........  8.500   8/1/29      204,932
   500,000 Abitibi-Consolidated, Inc...........  8.850   8/1/30      531,269
   525,000 Acetex Corp.*....................... 10.875   8/1/09      583,406
 3,000,000 Adelphia Communications Corp. (b)...  0.000  6/15/11    1,919,999
 1,000,000 AES Corp............................ 10.000  7/15/05    1,037,500
   680,000 Aetna, Inc..........................  7.875   3/1/11      826,390
   625,000 Ahold Finance USA, Inc..............  8.250  7/15/10      640,625
   750,000 Airgas, Inc.*.......................  9.125  10/1/11      834,375
   400,000 Albritton Communications*...........  7.750 12/15/12      413,000
   290,000 Allegheny Energy....................  7.750   8/1/05      290,000
   240,000 Alliant Techsystems, Inc.*..........  8.500  5/15/11      266,400
   450,000 Allied Waste North America.......... 10.000   8/1/09      478,125
   675,000 Allied Waste North America*.........  8.875   4/1/08      732,375
   370,000 Allied Waste North America, Series B  7.875  4/15/13      387,113
 1,295,000 American Cellular Corp..............  9.500 10/15/09      647,500
   500,000 American Media, Inc.................  8.875  1/15/11      541,250
 1,280,000 American Tower......................  6.250 10/15/09    1,184,000
   750,000 AmerisourceBergen Corp..............  8.125   9/1/08      825,000
 1,155,000 AmerisourceBergen Corp..............  7.250 11/15/12    1,253,174
   400,000 ANR Pipeline Co.....................  7.000   6/1/25      416,000
   300,000 ANR Pipeline Co.*...................  8.875  3/15/10      327,750
   595,000 Anthem Insurance*...................  9.125   4/1/10      749,209
   515,000 AOL Time Warner, Inc................  6.875   5/1/12      587,932
   550,000 Apogent Technologies, Inc...........  6.500  5/15/13      567,875
   385,000 Arvinmeritor, Inc...................  8.750   3/1/12      431,200
   540,000 AT&T Wireless Services, Inc.*.......  7.875   3/1/11      637,752
 1,690,000 AT&T Wireless Services, Inc.*.......  8.750   3/1/31    2,088,949
   790,000 Autonation, Inc.....................  9.000   8/1/08      876,900
   650,000 Avaya, Inc.......................... 11.125   4/1/09      711,750
   515,000 Avecia Group PLC*................... 11.000   7/1/09      466,075
 1,250,000 Ball Corp...........................  6.875 12/15/12    1,324,999
   500,000 Belo (A.H.) Corp....................  7.250  9/15/27      569,062
   100,000 Bergen Brunswig.....................  7.250   6/1/05      106,250
   710,000 Biovail Corp........................  7.875   4/1/10      752,600
   830,000 Bowater Canada Finance*.............  7.950 11/15/11      880,266
   330,000 Brand Services Inc.................. 12.000 10/15/12      376,200
   965,000 BRL Universal Equipment.............  8.875  2/15/08    1,047,025
   565,000 Burns Philip Capital Property, Ltd.*  9.750  7/15/12      550,875
   773,175 CA FM Lease Trust...................  8.500  7/15/17      853,879
   600,000 Cascades, Inc.......................  7.250  2/15/13      631,500
   165,000 CB Richard Ellis....................  9.750  5/15/10      173,456
   855,000 CB Richard Ellis*................... 11.250  6/15/11      916,988
   875,000 CBD Media/CBD Finance*..............  8.625   6/1/11      901,250
   105,000 Centennial Cellular................. 10.750 12/15/08       96,600
   500,000 Central Garden & Pet Co.............  9.125   2/1/13      532,500
   200,000 Charter Communications Holdings.....  0.000  12/1/08      191,250
   195,000 Chesapeake Energy Corp.*............  8.375  11/1/08      211,088

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal            Security                     Maturity
 Amount             Description            Rate %   Date      Value
 ------             -----------            ------ -------- ------------
          Corporate Bonds (continued)
1,685,000 Chesapeake Energy Corp.*........  8.125   4/1/11 $  1,815,587
  315,000 Citgo Petroleum Corp............ 11.375   2/1/11      351,225
  500,000 Clear Channel Communications....  7.250  9/15/03      505,041
  125,000 Clear Channel Communications....  7.875  6/15/05      137,566
  250,000 Clear Channel Communications....  5.750  1/15/13      270,379
  500,000 Clear Channel Communications....  6.875  6/15/18      578,900
  500,000 Collins & Aikman Products....... 10.750 12/31/11      440,000
  455,000 Columbia/HCA Healthcare.........  6.910  6/15/05      482,705
  650,000 Columbia/HCA Healthcare.........  7.690  6/15/25      676,034
  250,000 Comcast Cable Communications....  6.200 11/15/08      281,516
  475,000 Comcast Cable Communications....  6.875  6/15/09      549,164
  700,000 Comcast Cable Communications....  6.750  1/30/11      803,510
  120,000 Comcast Cable Communications.... 10.625  7/15/12      159,062
  467,000 Cott Beverages, Inc.............  8.000 12/15/11      504,360
   70,000 Cox Communications, Inc.........  6.625  2/15/06       76,412
  100,000 Cox Communications, Inc.........  7.875  8/15/09      122,773
  125,000 Cox Communications, Inc.........  7.750  11/1/10      152,901
  375,000 Cox Communications, Inc.........  7.125  10/1/12      447,800
  250,000 Cox Communications, Inc.........  6.850  1/15/18      290,712
  529,000 CSC Holdings, Inc...............  7.625   4/1/11      534,290
  330,000 CSC Holdings, Inc...............  9.875  2/15/13      344,850
  180,000 CSC Holdings, Inc............... 10.500  5/15/16      196,200
   75,000 CSC Holdings, Inc...............  7.875 12/15/07       76,688
  815,000 CSC Holdings, Inc...............  7.250  7/15/08      815,000
  604,000 CSC Holdings, Inc...............  7.875  2/15/18      613,060
  524,000 CSC Holdings, Inc...............  7.625  7/15/18      522,690
  280,000 CSC Holdings, Inc.*.............  8.125  7/15/09      289,100
  600,000 CSC Holdings, Inc.*.............  8.125  8/15/09      621,000
  325,000 Dade Behring, Inc............... 11.910  10/3/10      367,250
  905,000 Delhaize America, Inc...........  8.125  4/15/11      995,500
  600,000 Denbury Resources, Inc..........  7.500   4/1/13      618,000
  430,000 Dex Media East..................  9.875 11/15/09      479,450
1,485,000 DirecTV Holdings/Finance........  8.375  3/15/13    1,655,774
  655,000 Dobson Communications Corp...... 10.875   7/1/10      707,400
  200,000 Dole Foods Co...................  8.625   5/1/09      211,500
  500,000 Dole Foods Co...................  8.875  3/15/11      530,000
  450,000 Dole Foods Co...................  8.750  1/15/13      482,625
  400,000 Dole Foods Co.*.................  7.250  6/15/10      401,000
  410,000 Eagle-Picher Industries *.......  9.375   3/1/08      383,350
  545,000 Echostar DBS Corp...............  9.125  1/15/09      609,038
  775,000 Echostar DBS Corp...............  9.375   2/1/09      826,344
  210,000 El Paso Energy Partners.........  8.500   6/1/10      224,700
  560,000 Encompass Services Corp......... 10.500   5/1/09        7,700
  325,000 Entercom Radio/Capital..........  7.625   3/1/14      354,250
  290,000 Entravision Communication Corp.*  8.125  3/15/09      303,050
  350,000 Equistar Chemical............... 10.625   5/1/11      358,750
  275,000 Equistar Chemical............... 10.625   5/1/11      281,875
1,745,000 Exodus Communications, Inc. (b).  0.000  7/15/10            0
  365,000 Fairchild Semiconductor......... 10.375  10/1/07      383,936
  400,000 Fairchild Semiconductor......... 10.500   2/1/09      450,000
  645,000 Fisher Scientific International.  7.125 12/15/05      674,025

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal              Security                      Maturity
 Amount               Description             Rate %   Date      Value
 ------               -----------             ------ -------- ------------
          Corporate Bonds (continued)
  635,000 Fisher Scientific International....  8.125   5/1/12 $    679,450
  610,000 Flextronics International, Ltd.....  9.875   7/1/10      667,950
  640,000 Flowserve Corp..................... 12.250  8/15/10      745,600
  350,000 FMC Corp........................... 10.250  11/1/09      393,750
  250,000 Fort James Corp....................  6.700 11/15/03      251,875
  850,000 Fort James Corp....................  6.875  9/15/07      864,875
1,125,000 Fresenius Medical Care.............  7.875   2/1/08    1,184,063
  465,000 Frontier Escrow Corp.*.............  8.000  4/15/13      485,925
  325,000 Gap, Inc...........................  6.900  9/15/07      350,188
  260,000 Gap, Inc........................... 10.550 12/15/08      315,900
1,245,000 Georgia Pacific Corp...............  8.875   2/1/10    1,350,824
  475,000 Georgia Pacific Corp...............  9.375   2/1/13      523,688
  485,000 Glencore Nickel....................  0.000  12/1/14            0
  382,758 Globix Corp........................ 11.000   5/1/08      287,069
  425,000 Gray Television, Inc.*.............  9.250 12/15/11      469,625
  870,000 Gulfterra Energy Partner........... 10.625  12/1/12    1,004,850
1,050,000 Harrahs Entertainment..............  8.000   2/1/11    1,265,781
  400,000 HCA - The Healthcare Co............  6.950   5/1/12      426,269
  980,000 HCA - The Healthcare Co............  6.300  10/1/12    1,001,911
  926,000 HCA - The Healthcare Co............  7.500 12/15/23      948,439
1,010,000 Health Net, Inc....................  8.375  4/15/11    1,227,638
1,050,000 Hilton Hotels......................  7.950  4/15/07    1,128,750
  985,000 HMH Properties, Series A...........  7.875   8/1/05    1,002,238
1,150,000 Horseshoe Gaming Holdings, Series B  8.625  5/15/09    1,218,999
  845,000 Houghton Mifflin Co................  8.250   2/1/11      891,475
  715,000 Houghton Mifflin Co................  9.875   2/1/13      775,775
  135,000 Houston Exploration Co.............  8.625   1/1/08      141,075
  750,000 Houston Exploration Co.............  7.000  6/15/13      774,375
  150,000 Huntsman International LLC.........  9.875   3/1/09      156,000
1,000,000 Insight Midwest *.................. 10.500  11/1/10    1,097,500
  770,000 Interep National Radio Sales....... 10.000   7/1/08      654,500
  640,000 Intermet Corp......................  9.750  6/15/09      614,400
  875,000 International Game Technology......  8.375  5/15/09    1,073,455
  205,000 Ipalco Enterprises, Inc............  7.625 11/14/11      224,475
  605,000 Iron Mountain, Inc.................  8.625   4/1/13      647,350
  438,000 Iron Mountain, Inc.................  7.750  1/15/15      463,185
  775,000 ISP Chemco......................... 10.250   7/1/11      875,750
  390,000 Isp Holdings, Inc.................. 10.625 12/15/09      414,375
  920,000 iStar Financial, Inc...............  8.750  8/15/08    1,002,800
  110,000 J.C. Penney & Co., Inc.............  7.600   4/1/07      115,500
  335,000 J.C. Penney & Co., Inc.............  8.000   3/1/10      350,913
  270,000 J.C. Penney & Co., Inc.............  9.000   8/1/12      292,950
  100,000 J.C. Penney & Co., Inc.............  6.875 10/15/15       93,560
   65,000 J.C. Penney & Co., Inc.............  7.950   4/1/17       64,350
  230,000 Jafra Cosmetics/Distribution....... 10.750  5/15/11      240,350
1,700,000 Jefferson Smurfit Corp.............  8.250  10/1/12    1,823,249
  290,000 JohnsonDiversey, Inc...............  9.625  5/15/12      356,333
  640,000 JohnsonDiversey, Inc...............  9.625  5/15/12      715,200
  580,000 KB Home............................  7.750   2/1/10      627,125
  225,000 Key Energy Services, Inc...........  8.375   3/1/08      244,125
  875,000 L-3 Communications Corp............  7.625  6/15/12      966,875

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal             Security                      Maturity
 Amount              Description             Rate %   Date      Value
 ------              -----------             ------ -------- ------------
          Corporate Bonds (continued)
  225,000 L-3 Communications Corp...........  6.125  7/15/13 $    228,375
  110,000 Lamar Media Corp..................  8.625  9/15/07      114,125
  375,000 Lamar Media Corp.*................  7.250   1/1/13      397,500
  900,000 Lear Corp., Series B..............  8.110  5/15/09    1,030,500
  495,000 Louisiana Pacific Corp............  8.500  8/15/05      534,600
  235,000 Louisiana Pacific Corp............ 10.875 11/15/08      267,900
  475,000 Louisiana Pacific Corp............  8.875  8/15/10      543,875
  735,000 Lyondell Chemical Co..............  9.500 12/15/08      698,250
  430,000 Magnum Hunter Resources...........  9.600  3/15/12      473,000
   80,000 Manor Care, Inc...................  7.500  6/15/06       86,973
  215,000 Manor Care, Inc...................  8.000   3/1/08      241,875
  210,000 Manor Care, Inc...................  6.250   5/1/13      217,350
1,430,000 Mdp Acquisitions, PLC.............  9.625  10/1/12    1,587,299
  900,000 MDP Acquisitions, PLC............. 10.125  10/1/12    1,116,196
  290,000 Meritage Corp.....................  9.750   6/1/11      320,450
  620,000 Metaldyne Corp.................... 11.000  6/15/12      514,600
  150,000 Methanex Corp.....................  7.750  8/15/05      157,500
  250,000 Methanex Corp.....................  8.750  8/15/12      280,000
  625,000 Michael Foods, Series B........... 11.750   4/1/11      718,750
   90,000 Millenium America, Inc............  7.000 11/15/06       90,900
  480,000 Millenium America, Inc............  9.250  6/15/08      516,000
  690,000 Monongahela Power.................  5.000  10/1/06      685,688
  495,000 Muzak LLC......................... 10.000  2/15/09      518,513
  690,000 Muzak LLC.........................  9.875  3/15/09      655,500
  376,502 National Steel Corp., Series D (b)  0.000   3/1/09       20,708
  350,000 National Waterworks, Inc.......... 10.500  12/1/12      387,188
  600,000 NDCHealth Corp. *................. 10.500  12/1/12      643,500
  510,000 Newfield Exploration Co...........  8.375  8/15/12      574,388
  225,000 Newfield Exploration Co. *........  7.450 10/15/07      249,750
   65,000 Nexstar Finance, Inc. LLC*........  0.000   4/1/13       43,306
  875,000 Nextel Communications.............  9.950  2/15/08      914,375
  300,000 Nextel Communications.............  9.375 11/15/09      322,125
  475,000 Nextlink Communications (b).......  0.000 11/15/08            0
  645,000 Nextlink Communications, SUB (b)..  0.000  4/15/08            0
  410,000 Nextlink Communications, SUB (b)..  0.000   6/1/09            0
  625,000 Nextlink Communications, SUB (b)..  0.000  12/1/09            0
  820,000 Nextmedia Operating, Inc.*........ 10.750   7/1/11      918,400
  415,000 NMHG Holding Co................... 10.000  5/15/09      456,500
  150,000 Nortek Inc........................  9.250  3/15/07      154,500
  145,000 Northwest Pipeline Corp...........  8.125   3/1/10      155,875
  450,000 Northwestern Bell Telephone.......  7.750   5/1/30      432,000
  140,000 Olin Corp.........................  9.125 12/15/11      166,254
  800,000 Ommicare, Inc.....................  8.125  3/15/11      868,000
  600,000 Oregon Steel Mills, Inc.*......... 10.000  7/15/09      540,000
  385,000 Owens & Minor, Inc. *.............  8.500  7/15/11      421,575
  470,000 Owens Brockway Glass Containers*..  8.750 11/15/12      509,950
1,095,000 Owens-Illinois, Inc...............  7.350  5/15/08    1,095,000
  320,000 Oxford Industries.................  8.875   6/1/11      336,000
  475,000 Park Place Entertainment..........  8.500 11/15/06      524,875
  500,000 Park Place Entertainment..........  9.375  2/15/07      553,750
  180,000 Pegasus Communications............  9.750  12/1/06      163,800

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal                    Security                            Maturity
 Amount                     Description                   Rate %   Date      Value
 ------                     -----------                   ------ -------- ------------
          Corporate Bonds (continued)
  140,000 Pegasus Communications, Series B............... 12.500   8/1/07 $    128,800
   70,000 Pegasus Satellite.............................. 12.375   8/1/06       65,450
  155,000 Pegasus Satellite..............................  0.000   3/1/07      129,425
  325,000 PEI Holdings, Inc.............................. 11.000  3/15/10      358,313
  350,000 Pilgrim's Pride Corp...........................  9.625  9/15/11      373,625
  425,000 Pioneer Natural Resource.......................  6.500  1/15/08      462,876
  200,000 Pioneer Natural Resource.......................  7.200  1/15/28      218,428
  660,000 Pliant Corp.................................... 13.000   6/1/10      620,400
  700,000 Pogo Producing*................................  8.750  5/15/07      721,000
  450,000 Pogo Producing*................................  8.250  4/15/11      498,375
  225,000 Potlatch Corp. *............................... 10.000  7/15/11      249,750
  715,000 Primedia, Inc..................................  8.875  5/15/11      752,538
   60,000 Primus Telecomm Group.......................... 11.250  1/15/09       55,500
  510,000 Primus Telecomm Group, Series B................  9.875  5/15/08      453,900
  260,000 PSEG Energy Holdings...........................  7.750  4/16/07      274,950
  805,000 PSEG Energy Holdings...........................  8.625  2/15/08      865,375
   80,000 Renaissance Media Group........................ 10.000  4/15/08       79,000
  128,941 Republic Engineered Products................... 10.000  8/16/09       31,591
  350,000 RH Donnelley Financial Corp.*..................  8.875 12/15/10      386,750
  850,000 RH Donnelley Financial Corp.*.................. 10.875 12/15/12      990,250
1,078,587 Rhythms NetConnections, Inc., Series B (b).....  0.000  2/15/10          108
1,800,249 Rhythms NetConnections, Inc., Series B, SUB (b)  0.000  5/15/08          180
  525,000 Riverwood International Corp................... 10.625   8/1/07      544,688
1,020,000 Riverwood International Corp................... 10.875   4/1/08    1,045,500
  200,000 Rogers Wireless, Inc...........................  9.625   5/1/11      230,000
1,175,000 Salem Communications*..........................  9.000   7/1/11    1,264,593
  800,000 Schuler Homes, Inc.............................  9.375  7/15/09      904,000
  455,000 Sinclair Broadcasting Group....................  8.000  3/15/12      485,713
  925,000 Sinclair Broadcasting Group*...................  8.000  3/15/12      987,438
1,035,000 Smithfield Foods, Inc..........................  7.625  2/15/08    1,063,463
  285,000 Smithfield Foods, Inc..........................  8.000 10/15/09      308,513
  250,000 Smithfield Foods, Inc..........................  7.750  5/15/13      268,125
  200,000 Smurfit Capital Funding PLC....................  7.500 11/20/25      191,000
  375,000 Sonic Automotive, Inc.......................... 11.000   8/1/08      397,500
  110,000 Southern California Edison*....................  8.000  2/15/07      120,588
  295,000 Southern Natural Gas...........................  8.875  3/15/10      321,550
  450,000 Southern Natural Gas...........................  7.350  2/15/31      460,125
  100,000 Starwood Hotels & Resorts......................  7.375   5/1/07      105,250
1,060,000 Starwood Hotels & Resorts......................  7.875   5/1/12    1,160,700
  380,000 Station Casinos, Inc...........................  8.375  2/15/08      410,400
  450,000 Station Casinos, Inc...........................  8.875  12/1/08      472,500
  200,000 Station Casinos, Inc...........................  9.875   7/1/10      220,000
  775,000 Stone Container Corp...........................  8.375   7/1/12      831,188
  350,000 Stone Container Corp.*.........................  9.750   2/1/11      383,250
  225,000 Stone Energy Corp..............................  8.750  9/15/07      233,438
  250,000 Stone Energy Corp.*............................  8.250 12/15/11      263,750
  500,000 Sun Media......................................  7.625  2/15/13      532,500
  600,000 Susquehanna Media*.............................  8.500  5/15/09      633,000
  250,000 Sybron Dental Specialties, Inc.................  8.125  6/15/12      263,750
  300,000 Technical Olympic USA, Inc.....................  9.000   7/1/10      321,000
  245,000 Technical Olympic USA, Inc.....................  9.000   7/1/10      264,600

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal                 Security                         Maturity
 Amount                  Description                Rate %   Date      Value
 ------                  -----------                ------ -------- ------------
          Corporate Bonds (continued)
  650,000 Technical Olympic USA, Inc............... 10.375   7/1/12 $    692,250
   25,000 Technical Olympic USA, Inc............... 10.375   7/1/12       26,625
  190,000 Tekni-Plex Inc.*......................... 12.750  6/15/10      185,250
  390,000 Tekni-Plex Inc.*......................... 12.750  6/15/10      380,250
  900,000 Tenet Healthcare Corp....................  6.500   6/1/12      834,750
  390,000 Tenet Healthcare Corp....................  7.375   2/1/13      376,350
  108,000 Tenet Healthcare Corp.*..................  6.375  12/1/11       99,900
1,290,000 Tenet Healthcare Corp.*..................  6.875 11/15/31    1,135,200
  400,000 Tesoro Escrow Corp.......................  9.000   7/1/08      362,000
  365,000 Tesoro Escrow Corp.......................  9.625   4/1/12      333,975
  935,000 The Manitowoc Co., Inc................... 10.375  5/15/11    1,148,867
1,300,000 Time Warner Entertainment................  6.625  5/15/29    1,340,456
  650,000 Titan Corp...............................  8.000  5/15/11      692,250
1,140,000 Toll Corp................................  8.250   2/1/11    1,271,099
  130,000 Towns Sports International...............  9.625  4/15/11      135,850
  265,000 Transcontinental Gas Pipeline Corp.......  8.875  7/15/12      299,450
  800,000 Triad Hospitals, Inc.*...................  8.750   5/1/09      851,000
  715,000 Trimas Corp..............................  9.875  6/15/12      736,450
   10,000 Trimas Corp..............................  9.875  6/15/12       10,300
  750,000 Triton Pcs, Inc..........................  8.500   6/1/13      806,250
1,200,000 Triton Pcs, Inc.*........................  8.750 11/15/11    1,202,999
  750,000 TRW Automotive, Inc.*....................  9.375  2/15/13      813,750
  960,000 Tyco International Group SA..............  6.750  2/15/11    1,017,600
  300,000 U.S. West Communications.................  7.500  6/15/23      288,000
  755,000 Ucar Finance, Inc.*...................... 10.250  2/15/12      739,900
  470,000 United States Steel Corp.................  9.750  5/15/10      477,050
  140,000 Univison Communication, Inc.*............  7.850  7/15/11      166,639
  125,000 US West Communications, Inc..............  7.200 11/10/26      117,188
  350,000 US West Communications, Inc..............  6.875  9/15/33      322,000
  223,000 US West Communications, Inc..............  7.250 10/15/35      211,850
  540,000 USA Waste................................  7.125  10/1/07      619,531
  205,000 USA Waste................................  7.125 12/15/17      242,662
  800,000 Vanguard Health Systems*.................  9.750   8/1/11      796,000
  575,000 Ventian Casinos / LV Sands............... 11.000  6/15/10      648,313
1,075,000 Vintage Petroleum........................  8.625   2/1/09    1,104,563
  450,000 Vintage Petroleum........................  7.875  5/15/11      482,625
  640,000 Vivendi Universal........................  9.250  4/15/10      728,000
  335,000 Waste Management, Inc....................  7.650  3/15/11      403,068
1,450,000 Western Wireless Corp.................... 10.500   6/1/06    1,471,749
  879,000 Westport Resources Corp.*................  8.250  11/1/11      966,900
  425,000 Williams Companies, Inc..................  9.250  3/15/04      435,625
1,000,000 Williams Companies, Inc..................  7.625  7/15/19      975,000
  620,000 Williams Companies, Inc..................  7.875   9/1/21      604,500
  975,000 Williams Companies, Inc..................  7.750  6/15/31      940,875
3,040,000 WorldCom, Inc. (b).......................  8.250  5/15/31      896,800
  600,000 XO Communications, Inc. (b)..............  0.000   6/1/09            0
  500,000 XTO Energy, Inc..........................  7.500  4/15/12      567,500
                                                                    ------------
          Total Corporate Bonds (cost $154,501,514)                  164,245,547
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal                  Security                          Maturity
 Amount                   Description                 Rate %   Date     Value
 ------                   -----------                 ------ -------- ----------
          Foreign Bond -- 9.12%
          Australia -- 0.00%
1,955,000 Murrin Murrin Holdings (b).................  0.000  8/31/99 $        0
                                                                      ----------
          Bermuda -- 0.49%
1,000,000 Comcast UK Cable Partners, Ltd............. 11.200 11/15/07    981,250
                                                                      ----------
          Brazil -- 0.40%
  600,000 Federal Republic of Brazil................. 11.000  1/11/12    597,000
  227,811 Federal Republic of Brazil.................  8.000  4/15/14    201,043
                                                                      ----------
                                                                         798,043
                                                                      ----------
          Canada -- 2.27%
1,035,000 Air Canada................................. 10.250  3/15/11    465,750
  940,000 Alliance Atlantis Communications*.......... 13.000 12/15/09  1,071,600
  648,027 Hollinger Participation, SUB*.............. 12.125 11/15/10    727,410
1,150,000 Husky Oil Ltd..............................  8.900  8/15/28  1,328,250
  895,000 Pacifica Papers, Inc....................... 10.000  3/15/09    953,175
                                                                      ----------
                                                                       4,546,185
                                                                      ----------
          Columbia -- 0.20%
  340,000 Republic of Columbia.......................  9.750  4/23/09    392,700
                                                                      ----------
          France -- 0.15%
  245,000 France Telecom, SUB*.......................  9.250   3/1/11    308,348
                                                                      ----------
          Germany -- 0.58%
  222,412 Esprit Telecom Group, Series DM (b)........  0.000 12/15/07          0
  345,122 Esprit Telecom PLC (b).....................  0.000  6/15/08          0
  900,000 Messer Griesheim Holding AG................ 10.375   6/1/11  1,157,537
                                                                      ----------
          Indonesia -- 0.24%
  345,000 Indah Kiat Financials......................  0.000   7/1/07    131,963
1,335,000 Pindo Deli Financial.......................  0.000  10/1/07    343,763
                                                                      ----------
                                                                         475,726
                                                                      ----------
          Luxembourg -- 0.88%
  240,000 Huntsman ICI Chemicals..................... 10.125   7/1/09    231,600
  565,000 Huntsman ICI Chemicals, Series EUR (d)..... 10.125   7/1/09    602,233
  265,000 Safilo Capital International...............  9.625  5/15/13    318,768
1,085,000 Solectron Corp.............................  0.000 11/20/20    602,175
                                                                      ----------
                                                                       1,754,776
                                                                      ----------
          Mexico -- 1.60%
  489,998 Maxcom Telecommunicaciones SA, SUB (b).....  0.000   3/1/07      7,350
1,250,000 Satelites Mexicanos SA, Series B........... 10.125  11/1/04    575,000
1,145,000 TV Azteca SA, Series B..................... 10.500  2/15/07  1,133,550
1,230,000 United Mexican States......................  8.375  1/14/11  1,473,539
                                                                      ----------
                                                                       3,189,439
                                                                      ----------
          Netherlands -- 0.41%
  635,000 Deutsche Telekom International Finance.....  8.750  6/15/30    809,047
                                                                      ----------
          Poland -- 0.36%
  565,000 PTC International Fin II SA, Series EUR (d) 11.250  12/1/09    724,405
                                                                      ----------
          United Kingdom -- 1.54%
  300,000 British Sky Broadcasting...................  6.875  2/23/09    339,000
1,080,000 British Sky Broadcasting...................  8.200  7/15/09  1,279,800

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal                            Security                                     Maturity
 Amount                             Description                            Rate %   Date      Value
 ------                             -----------                            ------ -------- -----------
          Foreign Bond (continued)
          United Kingdom (continued)
  875,000 Telewest Communication PLC, SUB (c)............................. 0.000  4/15/09  $   462,042
2,750,000 Telewest PLC, SUB............................................... 0.000  10/1/07      996,875
1,460,000 Viatel, Inc., SUB (b)........................................... 0.000  4/15/08            0
                                                                                           -----------
                                                                                             3,077,717
                                                                                           -----------
          Total Foreign Bond (cost $18,470,698)...........................                  18,215,173
                                                                                           -----------
          Common/Preferred Stocks -- 2.18%
          Business Services -- 0.24%
   40,138 Globix Corp. (b)................................................                     120,414
   64,179 Motient Corp. (f) (b)...........................................                     352,985
                                                                                           -----------
                                                                                               473,399
                                                                                           -----------
          Media -- 0.51%
       94 Paxson Communications Corp......................................                     925,900
       10 Paxson Communications Corp......................................                      85,500
                                                                                           -----------
                                                                                             1,011,400
                                                                                           -----------
          Telecom Services -- 0.73%
      800 Dobson Communications...........................................                     784,000
      445 Intermedia Communication, Series B (f)..........................                       1,335
    7,403 McLeod USA, Inc.................................................                      53,598
      591 Nextel Communications, Inc......................................                     627,199
                                                                                           -----------
                                                                                             1,466,132
                                                                                           -----------
          Telecommunications -- 0.18%
   78,540 Maxcom Telecommunications.......................................                           0
    8,168 Song Networks Holding AB........................................                           0
   75,437 Song Networks Holding AB (b)....................................                     353,392
   14,000 Song Networks Holding AB - ADR (f) (b)..........................                           0
    4,489 Viatel Holdings Bermuda, Ltd. (b)...............................                       2,245
                                                                                           -----------
                                                                                               355,637
                                                                                           -----------
          Telephone -- Integrated -- 0.01%
    7,871 XO Communications, Inc..........................................                          79
    2,341 XO Communications, Inc. (b).....................................                      16,972
      967 XO Communications, Inc., Series E...............................                          10
                                                                                           -----------
                                                                                                17,061
                                                                                           -----------
          Utilities -- 0.51%
   13,700 TNP Enterprises, Inc., Series D.................................                   1,027,499
                                                                                           -----------
          Total Common/Preferred Stocks (cost $7,548,265).................                   4,351,128
                                                                                           -----------
          Warrants -- 0.01%
          Media -- 0.00%
      470 XM Satellite Radio, Inc., Strike Price $44.69, 3/15/10..........                         259
    3,510 XO Communications, Inc., Strike Price $10.00, 1/16/10...........                       2,106
    4,681 XO Communications, Inc., Strike Price $6.25, 1/16/10............                       4,681
    3,510 XO Communications, Inc., Strike Price $7.50, 1/16/10............                         176
                                                                                           -----------
                                                                                                 7,222
                                                                                           -----------
          Steel Manufacturing/Products -- 0.00%
      685 Republic Technologies International, Strike Price $0.01, 7/15/09                           7
                                                                                           -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2003

 Shares/
Principal                        Security
 Amount                         Description                           Value
 ------                         -----------                        ------------
          Warrants (continued)
          Telecom Services -- 0.00%
 16,405   McLeod USA, Inc., Strike Price $1.35, 4/16/07........... $      6,726
          Telecommunications -- 0.00%
    700   Maxcom Telecom, Strike Price $0.01, 4/1/07*.............            0
  6,500   Occidente Y Caribe Celular, Strike Price $1.00, 3/15/04*           65
          Utilities -- 0.01%
    875   TNP Enterprises, Inc., Strike Price $0.01, 4/1/11*......        8,749
          Total Warrants (cost $258,747)..........................       22,769
          Total Investments (cost $180,779,224) (a) -- 93.53%.....  186,834,617
                                                                   ------------
          Other assets in excess of liabilities -- 6.47%..........   12,920,260
                                                                   ------------
          Net Assets -- 100.00%................................... $199,754,877

                                                                   ============

--------
(a) Cost for federal income tax purposes is $180,900,851. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 18,924,881
                   Unrealized depreciation....  (12,991,115)
                                               ------------
                   Net unrealized appreciation $  5,933,766
                                               ============

(b) Issuer has defaulted on the payment of interest.

(c) Principal amount is denominated in British Pounds.

(d) Principal amount is denominated in Euros.

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   ADR -- American Depository Note
   DN -- Discount Note
   MTN -- Medium Term Note
   PLC -- Public Liability Company
   SUB -- Step-up Bond. Rate shown is the effective yield as of June 30, 2003.

Contract
 Amount                                            Value on
 (Local                                Settlement Origination  Value on  Unrealized
Currency) Forward Exchange Contracts      Date       Date      6/30/03   Gain/(Loss)
--------- --------------------------   ---------- ----------- ---------- -----------
          Currency Purchased
  200,000 British Pound...............  7/22/03      326,664     330,030      3,366
1,150,000 Euro........................  7/24/03    1,350,330   1,320,603    (29,728)
3,475,000 Euro........................  7/24/03    4,081,388   3,990,516    (90,871)
                                                  ----------  ----------  ---------
              Total Currency Purchased            $5,758,382  $5,641,149  $(117,233)
                                                  ==========  ==========  =========
          Currency Sold
  200,000 British Pound...............  7/22/03      313,300     330,030    (16,730)
1,150,000 Euro........................  7/24/03    1,259,250   1,320,603    (61,353)
3,475,000 Euro........................  7/24/03    3,805,125   3,990,516   (185,391)
                                                  ----------  ----------  ---------
              Total Currency Sold.....            $5,377,675  $5,641,149  $(263,474)
                                                  ==========  ==========  =========
              Net Unrealized Loss.....                                    $(380,707)
                                                                          =========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities
June 30, 2003

                                                                                                           Small
                                                                                           Growth      Capitalization
                                                                          Value Equity     Equity          Equity
                                                                           Portfolio      Portfolio      Portfolio
                                                                          ------------  -------------  --------------
ASSETS:
  Investments, at value (cost $384,277,191, $465,747,873, $347,379,187,
   and $560,080,098, respectively)....................................... $415,750,381  $ 504,189,715   $409,771,183
  Investments in option contracts (cost $0, $8,190, $0, and $0,
   respectively).........................................................           --         13,650             --
                                                                          ------------  -------------   ------------
      Total Investments..................................................  415,750,381    504,203,365    409,771,183
                                                                          ------------  -------------   ------------
  Cash...................................................................      548,350             --     20,564,028
  Foreign currency, at value (cost $0; $0; $0; and $27,955 respectively).           --             --             --
  Unrealized appreciation on forward exchange contracts..................           --             --             --
  Receivable from investments sold.......................................   19,381,593     21,258,026      2,074,441
  Dividends and interest receivable......................................      395,472        356,733        196,987
  Variation margin receivable on futures contracts.......................           --          1,290             --
  Foreign tax reclaim receivable.........................................           --             --             --
  Prepaid expenses and other assets......................................        9,721         10,470          9,641
                                                                          ------------  -------------   ------------
      Total Assets.......................................................  436,085,517    525,829,884    432,616,280
                                                                          ------------  -------------   ------------
LIABILITIES:
  Call options written, at value (premiums received: $0, $1,820, $0, $0,
   respectively).........................................................           --          2,730             --
  Payable for investments purchased......................................   19,734,354     21,223,446      9,449,253
  Unrealized depreciation on forward exchange contracts..................           --             --             --
  Payable to custodian...................................................           --          5,887             --
  Variation margin payable on future contracts...........................          710            990             --
  Advisory fees payable..................................................       74,775         82,112         90,038
  Consulting fees payable................................................       17,231         21,058         17,249
  Other accrued expenses.................................................       38,193         43,716         41,025
                                                                          ------------  -------------   ------------
  Total Liabilities......................................................   19,865,263     21,379,939      9,597,565
                                                                          ------------  -------------   ------------
NET ASSETS............................................................... $416,220,254  $ 504,449,945   $423,018,715
                                                                          ============  =============   ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value............................ $     35,676  $      58,387   $     39,145
  Additional paid-in capital.............................................  437,466,895    634,831,271    431,704,623
  Undistributed (distributions in excess of) net investment income.......      226,968        162,767        109,508
  Accumulated net realized loss on investments, futures and foreign
   currency transactions and translations................................  (52,739,061)  (168,786,462)   (71,226,557)
  Net unrealized appreciation/(depreciation) on investments, futures and
   foreign currency transactions and translations........................   31,229,776     38,183,982     62,391,996
                                                                          ------------  -------------   ------------
      Net Assets......................................................... $416,220,254  $ 504,449,945   $423,018,715
                                                                          ============  =============   ============
SHARE OF BENEFICIAL INTEREST:
  Shares of beneficial interest outstanding..............................   35,676,291     58,387,141     39,144,889
                                                                          ============  =============   ============
  Net Asset Value, offering and redemption price per share............... $      11.67  $        8.64   $      10.81
                                                                          ============  =============   ============

                                                                          International
                                                                             Equity
                                                                            Portfolio
                                                                          -------------
ASSETS:
  Investments, at value (cost $384,277,191, $465,747,873, $347,379,187, and $560,080,098, respectively)....................................... $ 519,600,578
  Investments in option contracts (cost $0, $8,190, $0, and $0,
   respectively).........................................................            --
                                                                          -------------
      Total Investments..................................................   519,600,578
                                                                          -------------
  Cash...................................................................    19,560,251
  Foreign currency, at value (cost $0; $0; $0; and $27,955 respectively).        28,004
  Unrealized appreciation on forward exchange contracts..................       816,650
  Receivable from investments sold.......................................     1,866,950
  Dividends and interest receivable......................................       577,518
  Variation margin receivable on futures contracts.......................            --
  Foreign tax reclaim receivable.........................................       733,499
  Prepaid expenses and other assets......................................        10,063
                                                                          -------------
      Total Assets.......................................................   543,193,513
                                                                          -------------
LIABILITIES:
  Call options written, at value (premiums received: $0, $1,820, $0, $0,
   respectively).........................................................            --
  Payable for investments purchased......................................     2,319,897
  Unrealized depreciation on forward exchange contracts..................        36,588
  Payable to custodian...................................................            --
  Variation margin payable on future contracts...........................            --
  Advisory fees payable..................................................       163,741
  Consulting fees payable................................................        22,486
  Other accrued expenses.................................................        93,082
                                                                          -------------
  Total Liabilities......................................................     2,635,794
                                                                          -------------
NET ASSETS............................................................... $ 540,557,719
                                                                          =============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value............................ $      71,302
  Additional paid-in capital.............................................   690,261,335
  Undistributed (distributions in excess of) net investment income.......     2,073,404
  Accumulated net realized loss on investments, futures and foreign currency transactions and translations................................  (112,217,797)
  Net unrealized appreciation/(depreciation) on investments, futures and
   foreign currency transactions and translations........................   (39,630,525)
                                                                          -------------
      Net Assets......................................................... $ 540,557,719
                                                                          =============
SHARE OF BENEFICIAL INTEREST:
  Shares of beneficial interest outstanding..............................    71,302,255
                                                                          =============
  Net Asset Value, offering and redemption price per share............... $        7.58
                                                                          =============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities (continued)
June 30, 2003


                                                                              Intermediate Term
                                                                Fixed Income   Municipal Bond   Fixed Income II High Yield Bond
                                                                 Portfolio        Portfolio        Portfolio       Portfolio
                                                                ------------  ----------------- --------------- ---------------
ASSETS:
  Investments, at value (cost $145,834,961, $260,342,602,
   $172,320,924, and $180,779,224, respectively)............... $152,796,096    $275,410,537     $176,351,911    $186,834,617
  Cash.........................................................           --          41,853               --       9,959,934
  Unrealized appreciation on forward exchange contracts........           --              --               --           3,366
  Receivable from investments sold.............................    5,694,536              --       24,625,998              --
  Dividends and interest receivable............................    1,202,322       3,661,766        1,684,871       3,771,211
  Prepaid expenses and other assets............................        5,269           5,879            4,153           4,314
                                                                ------------    ------------     ------------    ------------
      Total Assets.............................................  159,698,223     279,120,035      202,666,933     200,573,442
                                                                ------------    ------------     ------------    ------------
LIABILITIES:
  Income payable on securities purchased.......................        9,809             449              570           1,119
  Dividends payable............................................      586,681       1,035,202          604,270              --
  Payable for investments purchased............................   11,835,867       4,272,884       35,119,490         317,281
  Unrealized depreciation on forward exchange contracts........           --              --               --         384,073
  Payable to custodian.........................................       34,160              --          356,222              --
  Advisory fees payable........................................       31,458          58,288           34,159          80,298
  Consulting fees payable......................................        6,168          11,429            7,317           8,202
  Other accrued expenses.......................................       22,499          26,796           28,340          27,592
                                                                ------------    ------------     ------------    ------------
      Total Liabilities........................................   12,526,642       5,405,048       36,150,368         818,565
                                                                ------------    ------------     ------------    ------------
NET ASSETS..................................................... $147,171,581    $273,714,987     $166,516,565    $199,754,877
                                                                ============    ============     ============    ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value.................. $     14,182    $     26,441     $     16,079    $     26,761
  Additional paid-in capital...................................  141,240,371     258,413,571      161,076,462     232,872,999
  Undistributed (distributions in excess of) net investment
   income......................................................          807          82,961           35,074       1,217,487
  Accumulated net realized gain/(loss) on investments, futures
   and foreign currency transactions and translations..........   (1,044,914)        124,079        1,357,963     (40,038,403)
  Net unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and
   translations................................................    6,961,135      15,067,935        4,030,987       5,676,033
                                                                ------------    ------------     ------------    ------------
      Net Assets............................................... $147,171,581    $273,714,987     $166,516,565    $199,754,877
                                                                ============    ============     ============    ============
SHARES OF BENEFICIAL INTEREST:
  Shares of beneficial interest outstanding....................   14,182,002      26,441,269       16,078,705      26,760,945
                                                                ============    ============     ============    ============
  Net Asset Value, offering and redemption price per share..... $      10.38    $      10.35     $      10.36    $       7.46
                                                                ============    ============     ============    ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations
For the Year Ended June 30, 2003


                                                                                                                Small
                                                                                                 Growth     Capitalization
                                                                                Value Equity     Equity         Equity
                                                                                 Portfolio      Portfolio     Portfolio
                                                                                ------------  ------------  --------------
INVESTMENT INCOME:
  Interest..................................................................... $     95,683  $    135,982   $    118,909
  Dividends (net of foreign withholding tax of $11,227, $0, $6,091, and
   $1,153,387, respectively)...................................................    7,187,633     3,956,300      2,482,488
                                                                                ------------  ------------   ------------
      Total Investment Income..................................................    7,283,316     4,092,282      2,601,397
                                                                                ------------  ------------   ------------
EXPENSES:
  Advisory fees................................................................      734,244       789,236        963,008
  Consulting fees..............................................................      168,935       202,427        168,712
  Administrative services fees.................................................      375,925       450,459        375,745
  Custodian fees...............................................................       56,855        67,320         58,233
  Audit and legal fees.........................................................       28,275        32,540         28,557
  Registration and filing fees.................................................       15,426        19,073         15,604
  Trustee fees.................................................................        1,402         1,742          1,446
  Other expenses...............................................................       27,202        34,506         27,754
                                                                                ------------  ------------   ------------
   Total Expenses before expenses paid indirectly..............................    1,408,264     1,597,303      1,639,059
   Less: Expenses paid indirectly..............................................     (154,424)      (59,445)      (149,718)
                                                                                ------------  ------------   ------------
      Total Expenses...........................................................    1,253,840     1,537,858      1,489,341
                                                                                ------------  ------------   ------------
  Net Investment Income........................................................    6,029,476     2,554,424      1,112,056
                                                                                ------------  ------------   ------------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized losses on investments...........................................  (46,318,888)  (51,312,227)   (57,346,071)
  Net realized gains on foreign currency transactions..........................           --            --             --
  Net realized gains on futures transactions...................................      336,632       622,309             --
  Net realized gains on options transactions...................................           --        17,765             --
                                                                                ------------  ------------   ------------
  Net realized losses on investments, futures, options, and foreign currency
   transactions................................................................  (45,982,256)  (50,672,153)   (57,346,071)
  Change in unrealized appreciation/depreciation on investments................   36,734,464    56,924,434     51,648,805
  Change in unrealized appreciation/depreciation on foreign currency
   translations................................................................           --            --             --
  Change in unrealized appreciation/depreciation on futures....................     (197,276)     (201,874)            --
  Change in unrealized appreciation/depreciation on options....................           --         4,550             --
                                                                                ------------  ------------   ------------
  Change in unrealized appreciation/depreciation on investments, futures and
   foreign currency translations...............................................   36,537,188    56,727,110     51,648,805
                                                                                ------------  ------------   ------------
  Net realized/unrealized gains/(losses) on investments, futures, options, and
   foreign currency transactions and translations..............................   (9,445,068)    6,054,957     (5,697,266)
                                                                                ------------  ------------   ------------
  Change in net assets resulting from operations............................... $ (3,415,592) $  8,609,381   $ (4,585,210)
                                                                                ============  ============   ============

                                                                                International
                                                                                   Equity
                                                                                  Portfolio
                                                                                -------------
INVESTMENT INCOME:
  Interest..................................................................... $     92,142
  Dividends (net of foreign withholding tax of $11,227, $0, $6,091, and
   $1,153,387, respectively)...................................................   10,675,560
                                                                                ------------
      Total Investment Income..................................................   10,767,702
                                                                                ------------
EXPENSES:
  Advisory fees................................................................    2,036,280
  Consulting fees..............................................................      227,065
  Administrative services fees.................................................      506,053
  Custodian fees...............................................................      387,805
  Audit and legal fees.........................................................       44,637
  Registration and filing fees.................................................       17,903
  Trustee fees.................................................................        1,773
  Other expenses...............................................................       33,224
                                                                                ------------
   Total Expenses before expenses paid indirectly..............................    3,254,740
   Less: Expenses paid indirectly..............................................      (52,461)
                                                                                ------------
      Total Expenses...........................................................    3,202,279
                                                                                ------------
  Net Investment Income........................................................    7,565,423
                                                                                ------------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized losses on investments...........................................  (42,677,343)
  Net realized gains on foreign currency transactions..........................    2,041,978
  Net realized gains on futures transactions...................................           --
  Net realized gains on options transactions...................................           --
                                                                                ------------
  Net realized losses on investments, futures, options, and foreign currency transactions................................................................  (40,635,365)
  Change in unrealized appreciation/depreciation on investments................   (6,335,307)
  Change in unrealized appreciation/depreciation on foreign currency
   translations................................................................      210,228
  Change in unrealized appreciation/depreciation on futures....................           --
  Change in unrealized appreciation/depreciation on options....................           --
                                                                                ------------
  Change in unrealized appreciation/depreciation on investments, futures and
   foreign currency translations...............................................   (6,125,079)
                                                                                ------------
  Net realized/unrealized gains/(losses) on investments, futures, options, and foreign currency transactions and translations..............................  (46,760,444)
                                                                                ------------
  Change in net assets resulting from operations............................... $(39,195,021)
                                                                                ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations (continued)
For the Year Ended June 30, 2003


                                                                               Intermediate Term
                                                                  Fixed Income  Municipal Bond   Fixed Income II High Yield Bond
                                                                   Portfolio       Portfolio        Portfolio       Portfolio
                                                                  ------------ ----------------- --------------- ---------------
INVESTMENT INCOME:
  Interest....................................................... $ 7,214,390     $12,904,400      $ 9,292,790    $ 14,289,758
  Dividends......................................................      10,082          58,662          214,962         411,572
                                                                  -----------     -----------      -----------    ------------
      Total Investment Income....................................   7,224,472      12,963,062        9,507,752      14,701,330
                                                                  -----------     -----------      -----------    ------------
EXPENSES:
  Advisory fees..................................................     347,931         683,867          483,198         744,308
  Consulting fees................................................      68,224         134,095           92,538          88,114
  Administrative services fees...................................     122,744         241,533          166,589         158,349
  Custodian fees.................................................      23,610          45,438           45,861          44,806
  Audit and legal fees...........................................      13,124          22,802           17,036          15,794
  Registration and filing fees...................................       8,265           8,821            8,385          10,291
  Trustee fees...................................................         617           1,237              859             810
  Other expenses.................................................       9,973          17,316           11,170          12,987
                                                                  -----------     -----------      -----------    ------------
      Total Expenses.............................................     594,488       1,155,109          825,636       1,075,459
                                                                  -----------     -----------      -----------    ------------
  Net Investment Income..........................................   6,629,984      11,807,953        8,682,116      13,625,871
                                                                  -----------     -----------      -----------    ------------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS:
  Net realized gains/(losses) on investments.....................   1,569,078         570,613        5,671,850     (34,156,214)
  Net realized gains/(losses) on foreign currency
   transactions..................................................          --              --           (6,193)       (977,311)
  Net realized losses on futures transactions....................          --              --       (2,488,181)     (1,673,860)
                                                                  -----------     -----------      -----------    ------------
   Net realized gains/(losses) on investments, futures and
    foreign currency transactions................................   1,569,078         570,613        3,177,476     (36,807,385)
                                                                  -----------     -----------      -----------    ------------
  Change in unrealized appreciation/depreciation on
   investments...................................................   3,226,999       7,292,456        3,575,106      51,401,606
  Change in unrealized appreciation/depreciation on foreign
   currency translations.........................................          --              --         (240,537)        420,255
                                                                  -----------     -----------      -----------    ------------
  Change in unrealized appreciation/depreciation on
   investments, futures and foreign currency translations........   3,226,999       7,292,456        3,334,569      51,821,861
                                                                  -----------     -----------      -----------    ------------
  Net realized/unrealized gains/(losses) on investments, futures
   and foreign currency transactions and translations............   4,796,077       7,863,069        6,512,045      15,014,476
                                                                  -----------     -----------      -----------    ------------
  Change in net assets resulting from operations................. $11,426,061     $19,671,022      $15,194,161    $ 28,640,347
                                                                  ===========     ===========      ===========    ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statement of Changes in Net Assets


                                                                                                     Small Capitalization
                                          Value Equity Portfolio       Growth Equity Portfolio         Equity Portfolio
                                       ---------------------------  ----------------------------  --------------------------
                                         Year Ended    Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                          June 30,      June 30,       June 30,       June 30,      June 30,      June 30,
                                            2003          2002           2003           2002          2003          2002
                                       -------------  ------------  -------------  -------------  ------------  ------------
Operations:
  Net investment income .............. $   6,029,476  $  4,278,301  $   2,554,424  $   1,441,272  $  1,112,056  $    315,884
  Net realized gains/(losses) on
   investment transactions and
   futures............................   (45,982,256)   (4,067,950)   (50,672,153)   (67,863,809)  (57,346,071)   (7,795,287)
  Change in unrealized appreciation/
   depreciation on investment
   transactions and futures...........    36,537,188   (33,924,269)    56,727,110    (35,165,866)   51,648,805   (29,901,845)
                                       -------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets resulting from
   operations.........................    (3,415,592)  (33,713,918)     8,609,381   (101,588,403)   (4,585,210)  (37,381,248)
                                       -------------  ------------  -------------  -------------  ------------  ------------
Distributions to Shareholders from:
  Net investment income...............    (5,900,779)   (4,180,051)    (2,470,323)    (1,362,606)   (1,032,393)     (286,039)
  Net realized gains from investment
   transactions and futures...........            --      (832,919)            --             --            --            --
                                       -------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets resulting from
   distributions......................    (5,900,779)   (5,012,970)    (2,470,323)    (1,362,606)   (1,032,393)     (286,039)
                                       -------------  ------------  -------------  -------------  ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued.........   204,946,835   120,923,231    241,212,202    179,305,921   146,772,343    95,497,374
  Value of securities transferred
   in-kind............................            --     7,162,654             --     12,581,361            --            --
  Proceeds from reinvestment of
   dividends..........................     5,501,774     4,720,929      2,144,525      1,110,797       800,175       233,196
  Cost of shares redeemed.............  (106,986,096)  (53,198,058)  (112,593,297)   (49,596,914)  (42,831,294)  (46,116,698)
                                       -------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets from shares of
   beneficial interest transactions...   103,462,513    79,608,756    130,763,430    143,401,165   104,741,224    49,613,872
                                       -------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets................    94,146,142    40,881,868    136,902,488     40,450,156    99,123,621    11,946,585
Net Assets:
  Beginning of period.................   322,074,112   281,192,244    367,547,457    327,097,301   323,895,094   311,948,509
                                       -------------  ------------  -------------  -------------  ------------  ------------
  End of period....................... $ 416,220,254  $322,074,112  $ 504,449,945  $ 367,547,457  $423,018,715  $323,895,094
                                       =============  ============  =============  =============  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statement of Changes in Net Assets (continued)

                                              International Equity                                      Intermediate Term
                                                    Portfolio            Fixed Income Portfolio     Municipal Bond Portfolio
                                           --------------------------  --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                             June 30,      June 30,      June 30,      June 30,      June 30,      June 30,
                                               2003          2002          2003          2002          2003          2002
                                           ------------  ------------  ------------  ------------  ------------  ------------
Operations:
  Net investment income................... $  7,565,423  $  4,428,725  $  6,629,984  $  7,950,918  $ 11,807,953  $ 10,798,270
  Net realized gains/(losses) on
   investments and foreign currency
   transactions...........................  (40,635,365)  (29,034,154)    1,569,078     2,687,285       570,613       994,494
  Change in unrealized appreciation/
   depreciation on investments and
   foreign currency transactions..........   (6,125,079)      157,390     3,226,999     1,553,740     7,292,456     1,939,645
                                           ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets resulting from
   operations.............................  (39,195,021)  (24,448,039)   11,426,061    12,191,943    19,671,022    13,732,409
                                           ------------  ------------  ------------  ------------  ------------  ------------
Distributions to Shareholders from:
  Net investment income...................   (7,111,792)   (6,024,635)   (7,051,821)   (7,986,054)  (11,748,666)  (10,270,620)
  Net realized gains from investments and
   foreign currency transactions and
   translations...........................           --            --    (1,832,577)     (211,187)           --            --
                                           ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets resulting from
   distributions..........................   (7,111,792)   (6,024,635)   (8,884,398)   (8,197,241)  (11,748,666)  (10,270,620)
                                           ------------  ------------  ------------  ------------  ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued.............  176,311,662   172,281,135    43,739,602    46,570,726    62,115,402    81,248,273
  Proceeds from reinvestment of
   dividends..............................    6,381,167     5,348,165     8,513,495     8,013,924     9,903,053     9,056,014
  Cost of shares redeemed.................  (64,018,107)  (47,178,721)  (34,331,337)  (31,218,744)  (60,257,664)  (41,753,573)
  Value of securities liquidated
   in-kind................................           --            --            --   (28,789,436)           --            --
                                           ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets from shares of
   beneficial interest transactions.......  118,674,722   130,450,579    17,921,760    (5,423,530)   11,760,791    48,550,714
                                           ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets....................   72,367,909    99,977,905    20,463,423    (1,428,828)   19,683,147    52,012,503
Net Assets:
  Beginning of period.....................  468,189,810   368,211,905   126,708,158   128,136,986   254,031,840   202,019,337
                                           ------------  ------------  ------------  ------------  ------------  ------------
  End of period........................... $540,557,719  $468,189,810  $147,171,581  $126,708,158  $273,714,987  $254,031,840
                                           ============  ============  ============  ============  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statement of Changes in Net Assets (continued)

                                                                             Fixed Income II Portfolio
                                                                            --------------------------
                                                                             Year Ended   Period Ended
                                                                              June 30,      June 30,
                                                                                2003          2002
                                                                            ------------  ------------
Operations:
  Net investment income.................................................... $  8,682,116  $ 11,350,055
  Net realized gains/(losses) on investments, futures and foreign currency
   transactions............................................................    3,177,476     3,252,037
  Change in unrealized appreciation/depreciation on investments, futures
   and foreign currency transactions.......................................    3,334,569      (780,630)
                                                                            ------------  ------------
  Change in net assets resulting from operations...........................   15,194,161    13,821,462
                                                                            ------------  ------------
Distributions to Shareholders from:
  Net investment income....................................................  (10,155,817)  (12,058,864)
  Net realized gains from investments, futures, and foreign currency
   transactions............................................................   (1,474,394)   (4,361,423)
                                                                            ------------  ------------
  Change in net assets resulting from distributions........................  (11,630,211)  (16,420,287)
                                                                            ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued..............................................   45,414,808    84,184,549
  Value of securities transferred in-kind..................................           --            --
  Proceeds from reinvestment of dividends..................................   10,391,236    14,104,277
  Cost of shares redeemed..................................................  (68,403,072)  (80,319,802)
  Value of securities liquidated in-kind...................................           --   (23,171,655)
                                                                            ------------  ------------
  Change in net assets from shares of beneficial interest transactions.....  (12,597,028)   (5,202,631)
                                                                            ------------  ------------
  Change in net assets.....................................................   (9,033,078)   (7,801,456)
Net Assets:
  Beginning of period......................................................  175,549,643   183,351,099
                                                                            ------------  ------------
  End of period............................................................ $166,516,565  $175,549,643
                                                                            ============  ============

                                                                             High Yield Bond Portfolio
                                                                            ---------------------------
                                                                              Year Ended   Period Ended
                                                                               June 30,      June 30,
                                                                                 2003          2002
                                                                            -------------  ------------
Operations:
  Net investment income.................................................... $  13,625,871  $ 14,231,014
  Net realized gains/(losses) on investments, futures and foreign currency
   transactions............................................................   (36,807,385)   (3,825,918)
  Change in unrealized appreciation/depreciation on investments, futures
   and foreign currency transactions.......................................    51,821,861   (25,389,022)
                                                                            -------------  ------------
  Change in net assets resulting from operations...........................    28,640,347   (14,983,926)
                                                                            -------------  ------------
Distributions to Shareholders from:
  Net investment income....................................................   (12,805,684)  (13,510,041)
  Net realized gains from investments, futures, and foreign currency
   transactions............................................................            --            --
                                                                            -------------  ------------
  Change in net assets resulting from distributions........................   (12,805,684)  (13,510,041)
                                                                            -------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued..............................................   122,081,504    48,196,781
  Value of securities transferred in-kind..................................            --            --
  Proceeds from reinvestment of dividends..................................    11,320,694    11,664,367
  Cost of shares redeemed..................................................  (110,687,783)   (7,409,525)
  Value of securities liquidated in-kind...................................            --            --
                                                                            -------------  ------------
  Change in net assets from shares of beneficial interest transactions.....    22,714,415    52,451,623
                                                                            -------------  ------------
  Change in net assets.....................................................    38,549,078    23,957,656
Net Assets:
  Beginning of period......................................................   161,205,799   137,248,143
                                                                            -------------  ------------
  End of period............................................................ $ 199,754,877  $161,205,799
                                                                            =============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements -- June 30, 2003

   1. DESCRIPTION. The Hirtle Callaghan Trust ("Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers eight separate investment portfolios: The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Small Capitalization Equity Portfolio ("Small Cap Portfolio"), The International Equity Portfolio ("International Portfolio"), The Fixed Income Portfolio ("Fixed Income Portfolio"), The Intermediate Term Municipal Bond Portfolio ("Intermediate Municipal Portfolio"), The Fixed Income II Portfolio ("Fixed Income II Portfolio"), and The High Yield Bond Portfolio ("High Yield Portfolio").

   2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios:

      A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day that such value is being determined. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no market quotations can be obtained from a customary pricing source, the Fund shall attempt to obtain a minimum of two broker quotes for the security and the security will be valued at the mean between the highest and lowest ask price obtained. If no quotation is available from either a listed pricing source or two brokers, the security is valued by such method as the Trust's Board of Trustees ("Board") shall determine in good faith to reflect the security's fair value. All other assets of each portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Pursuant to procedures adopted by the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio's securities.

      B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, where applicable, is accrued daily, as earned. Gains and losses from paydown transactions on mortgage and asset backed securities are reclassified as investment income or loss for book accounting purposes.

      C. Dividend and Capital Gain Distributions to Shareholders. The Fixed Income, Intermediate Municipal, and Fixed Income II Portfolios declare dividends from net investment income monthly and distribute the same on a monthly basis. The Value, Growth, Small Cap and High Yield Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each Portfolio.

      To the extent dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Certain Portfolios also utilize earnings and

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003

   profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

      Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment. Temporary differences do not require reclassification.

      As of June 30, 2003, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                          Accumulated Net
                                    Undistributed Net Realized Gain/(Loss) on
                                    Investment Income       Investments
                                    ----------------- -----------------------
   International Portfolio.........     2,021,083           (2,021,083)
   Fixed Income Portfolio..........       375,206             (589,880)
   Intermediate Municipal Portfolio      (104,319)             104,319
   Fixed Income II Portfolio.......     1,417,122           (1,417,122)
   High Yield Portfolio............      (892,454)             892,454

      D. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government securities.

      E. TBA Purchase Commitments. The Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under the "Portfolio Valuation" above.

      F. Allocation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method.

      G. Directed Brokerage. During the fiscal year, certain Portfolios implemented a directed brokerage program including a commission recapture feature. The Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory fees. The expenses eligible to be paid will include, but will not be limited to, administration fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003


      For the year ended June 30, 2003, the following commissions have been recaptured.

                        Value Portfolio........ $154,424
                        Growth Portfolio.......   59,445
                        Small Cap Portfolio....  149,718
                        International Portfolio   52,461

      H. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

      Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

      I. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could vary from those estimates.

   3. INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more investment management organizations (each, a "Specialist Manager"). Each Specialist Manager is responsible for providing a continuous program of investment management to, and placing all orders for, purchase and sale of securities and other instruments on behalf of the Portfolio(s) it serves. Each Specialist Manager earns a fee, accrued daily and paid monthly, based on average net assets of that portion of the portfolio managed.

   For the year ended June 30, 2003, the Value Portfolio paid the following investment advisory fees:

                                             Amount
                     Specialist Manager      Earned   Fee
                     ------------------     -------- -----
                     SSgA Funds Management,
                       Inc................. $ 57,841  0.04%
                     Institutional Capital
                       Corporation.........  676,403  0.35%
                                            -------- -----
                                            $734,244 0.22 %
                                            ======== =====

   For the year ended June 30, 2003, the Growth Portfolio paid the following investment advisory fees:

                                             Amount
                    Specialist Manager       Earned    Fee
                    ------------------      --------- ----
                    Jennison Associates LLC $ 723,805 0.30%
                    SSgA Funds Management,
                      Inc..................    65,431 0.04%
                                            --------- ----
                                            $789,236. 0.19%
                                            ========= ====

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003


   For the year ended June 30, 2003, the Small Cap Portfolio paid the following investment advisory fees:

                                                      Amount
            Specialist Manager                        Earned   Fee
            ------------------                       -------- -----
            Frontier Capital Management Co.......... $584,811 0.45%
            Geewax, Terker & Co.....................  317,749 0.30%
            Sterling Johnston Capital Management,
              Inc...................................   60,448 0.06%*
                                                     -------- -----
                                                     $963,008 0.29%
                                                     ======== =====

   For the year ended June 30, 2003, the International Portfolio paid the following investment advisory fees:

                                                     Amount
          Specialist Manager                         Earned     Fee
          ------------------                       ---------- -----
          Artisan Partners LP..................... $1,007,358 0.46%**
          Capital Guardian Trust Co...............  1,028,922 0.44%***
                                                   ---------- -----
                                                   $2,036,280 0.45%
                                                   ========== =====

   For the year ended June 30, 2003, the following Portfolios paid investment advisory fees to Deutsche Asset Management, Inc.:

                                                      Amount
            Portfolio                                 Earned   Fee
            ---------                                -------- ------
            Fixed Income............................ $347,931 0.255%
            Intermediate Municipal.................. $683,867 0.255%

   For the year ended June 30, 2003, the Fixed Income II Portfolio paid the following investment advisory fees:

                                                  Amount
        Specialist Manager                        Earned       Fee
        ------------------                       -------- ------
        Morgan Stanley Investments LP........... $255,276 0.275%(a)****
        BlackRock Advisors, Inc.................  227,922 0.250%(b)
                                                 -------- ------
                                                 $483,198 0.260%
                                                 ======== ======

   For the year ended June 30, 2003, the High Yield Portfolio paid the following investment advisory fees:

                                                   Amount
         Specialist Manager                        Earned      Fee
         ------------------                       -------- ------
         Morgan Stanley Investments LP........... $410,434 0.375%*****
         W.R. Huff Asset Management Co., LLC.....  333,874 0.500%
                                                  -------- ------
                                                  $744,308 0.422%
                                                  ======== ======

--------
(a) Tiered fee of 0.275% on first $200 million of the average daily net assets; 0.250% on the next $200 million of such assets; and 0.200% of such assets over $400 million.

(b) Tiered fee of 0.250% on the first $100 million of the average daily net assets; 0.200% of such assets over $100 million.

* Under the Portfolio Management Contract between the Trust and Sterling Johnston Capital Management, Inc. ("Sterling Johnston"), as amended, Sterling Johnston is compensated under the terms of a fulcrum fee

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003

     arrangement. Under this agreement, Sterling Johnston receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. Following the initial one-year period, which ended November 30, 2002, the amount of the fee payable by the Portfolio to Sterling Johnston is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects a reduction in amount to which Sterling Johnston would have been entitled absent the fulcrum fee arrangement.

** Under the Portfolio Management Contract between the Trust and Artisan Partners Limited Partnership ("Artisan"), as amended, Artisan is compensated under the terms of a fulcrum fee arrangement. Under this agreement, Artisan receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. Following the initial one-year period, which ended September 30, 2002, the amount of the fee payable by the Portfolio to Artisan is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects an increase in amount to which Artisan would have been entitled absent the fulcrum fee arrangement.

*** Under the Portfolio Management Contract between the Trust and Capital Guardian Trust Company ("CapGuardian"), as amended, CapGuardian is compensated under the terms of a fulcrum fee arrangement. Under this agreement, CapGuardian receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. Following the initial one-year period, which ended July 31, 2002, the amount of the fee payable by the Portfolio to CapGuardian is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects an increase in amount to which CapGuardian would have been entitled absent the fulcrum fee arrangement.

**** As of June 5, 2003, all assets previously managed by Morgan Stanley
     Investments LP were allocated by the Trust to BlackRock Advisors, Inc.

***** As of June 5, 2003, all assets previously managed by Morgan Stanley
      Investments LP were allocated by the Trust to W.R. Huff Asset Management Co., L.L.C.

   Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. ("HCCI"), HCCI is paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Portfolio. HCCI makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust's principal office, and monitors the performance of various investment management organizations, including the Specialist Managers. HCCI does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act.

   BISYS Fund Services ("BISYS") is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. BISYS receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee ("Omnibus Fee") based on a percentage of each Portfolio's average net assets. The Omnibus Fee is accrued daily and payable on a monthly basis.

   4. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2003, were as follows:

          Portfolio                         Purchases       Sales
          ---------                        ------------ --------------
          Value Portfolio................. $334,143,456 $  234,962,290
          Growth Portfolio................  337,399,028    200,702,264
          Small Cap Portfolio.............  511,055,102    401,705,718
          International Portfolio.........  261,550,834    137,412,925
          Fixed Income Portfolio..........  255,192,847    240,858,842
          Intermediate Municipal Portfolio   67,779,626     48,347,656
          Fixed Income II Portfolio.......  919,134,881  1,212,044,474
          High Yield Portfolio............  134,948,131     93,957,713

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003


   5. SHARES OF BENEFICIAL INTEREST. The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 2003, were as follows:

                                                                      Value        Growth     Small Cap  International
                                                                    Portfolio    Portfolio    Portfolio    Portfolio
                                                                   -----------  ------------ ----------  -------------
Beginning balance.................................................  26,133,479   41,848,977  28,367,643    55,089,453
                                                                   -----------  -----------  ----------   -----------
Shares issued.....................................................  19,088,113   30,374,928  15,343,537    24,439,476
Shares issued in reinvestment of dividends and distributions......     512,649      271,597      85,502       822,142
Shares redeemed................................................... (10,057,950) (14,108,361) (4,651,793)   (9,048,816)
                                                                   -----------  -----------  ----------   -----------
Net increase in shares............................................   9,542,812   16,538,164  10,777,246    16,212,802
                                                                   -----------  -----------  ----------   -----------
Ending balance....................................................  35,676,291   58,387,141  39,144,889    71,302,255
                                                                   ===========  ===========  ==========   ===========

                                                                                Intermediate
                                                                      Fixed         Term        Fixed
                                                                     Income      Municipal    Income II   High Yield
                                                                    Portfolio    Portfolio    Portfolio    Portfolio
                                                                   -----------  ------------ ----------  -------------
Beginning balance.................................................  12,437,698   25,292,716  17,269,155    23,355,124
                                                                   -----------  -----------  ----------   -----------
Shares issued.....................................................   4,237,355    6,084,040   4,435,978    18,122,030
Shares issued in reinvestment of dividends and distributions......     828,290      970,984   1,013,619     1,647,885
Shares redeemed...................................................  (3,321,341)  (5,906,471) (6,640,047)  (16,364,094)
                                                                   -----------  -----------  ----------   -----------
Net increase/(decrease) in shares.................................   1,744,304    1,148,553  (1,190,450)    3,405,821
                                                                   -----------  -----------  ----------   -----------
Ending balance....................................................  14,182,002   26,441,269  16,078,705    26,760,945
                                                                   ===========  ===========  ==========   ===========

   6. DERIVATIVE INSTRUMENTS. Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

   A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2003 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003


   Mortgage Dollar Rolls -- The Fixed II Portfolio may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

   In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

   Certain of the Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin"' are made or received by a Portfolio each day, depending on the daily fluctuations in the fair market value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

   7. FEDERAL INCOME TAXES. It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003


   The tax characteristics of distributions paid during the fiscal years ended June 30, 2003 and 2002 were as follows:

                        Distributions paid from:
                        ------------------------
                         Ordinary  Net Long Term Total Taxable  Tax-Exempt   Tax Return Total Distributions
2003                      Income       Gains     Distributions Distributions of Capital        Paid*
----                    ---------- ------------- ------------- ------------- ---------- -------------------
Value Portfolio........  5,900,779          --     5,900,779            --       --          5,900,779
Growth Portfolio.......  2,470,322          --     2,470,322            --       --          2,470,322
Small Cap Portfolio....  1,032,392          --     1,032,392            --       --          1,032,392
International Portfolio  7,111,792          --     7,111,792            --       --          7,111,792
Fixed Income Portfolio.  7,449,693   1,405,805     8,855,498            --       --          8,855,498
Intermediate Municipal
  Portfolio............    102,546          --       102,546    11,493,177       --         11,595,723
Fixed Income II
  Portfolio............ 10,940,564     961,494    11,902,058            --       --         11,902,058
High Yield Portfolio... 12,805,683          --    12,805,683            --       --         12,805,683

2002
----
Value Portfolio........  4,180,030     832,940     5,012,970            --       --          5,012,970
Growth Portfolio.......  1,362,606          --     1,362,606            --       --          1,362,606
Small Cap Portfolio....    286,039          --       286,039            --       --            286,039
International Portfolio  6,024,634          --     6,024,634            --       --          6,024,634
Fixed Income Portfolio.  8,105,774     211,187     8,316,961            --       --          8,316,961
Intermediate Municipal
  Portfolio............    218,189          --       218,189     9,940,882       --         10,159,071
Fixed Income II
  Portfolio............ 16,599,487          --    16,599,487            --       --         16,599,487
High Yield Portfolio... 13,510,041          --    13,510,041            --       --         13,510,041

--------
* Total distributions paid differ from the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003


   As of June 30, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                        Undistributed Undistributed                           Accumulated
                          Ordinary      Long Term                             Capital and     Unrealized           Total
                         Income/ Tax     Capital     Accumulated  Dividends      Other       Appreciation/      Accumulated
2003                    Exempt Income Gains (Losses)  Earnings     Payable     Losses**    (Depreciation)*** Earnings/(Deficit)
----                    ------------- -------------- ----------- ----------  ------------  ----------------- ------------------
Value Portfolio........     226,968         --          226,968          --   (39,971,654)     18,462,369        (21,282,317)
Growth Portfolio.......     162,767         --          162,767          --  (144,489,635)     13,887,155       (130,439,713)
Small Cap Portfolio....     109,508         --          109,508          --   (68,450,440)     59,615,879         (8,725,053)
International Portfolio   3,008,291         --        3,008,291          --   (97,045,684)    (55,737,525)      (149,774,918)
Fixed Income Portfolio.     587,488         --          587,488    (586,681)     (936,620)      6,852,841          5,917,028
Intermediate Municipal
 Portfolio.............   1,118,163         --        1,118,163  (1,035,202)     (412,818)     15,604,832         15,274,975
Fixed Income II
 Portfolio.............   2,849,531         --        2,849,531    (604,269)     (596,357)      3,794,526          5,443,431
High Yield Portfolio...     836,780         --          836,780          --   (39,916,776)      5,935,113        (33,144,883)

--------
** As of June 30, 2003 the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Treasury regulations:

           Portfolio                               Amount    Expires
           ---------                             ----------- -------
           Value Portfolio...................... $   776,588  2010
           Value Portfolio......................  22,030,004  2011
           Growth Portfolio.....................  55,527,336  2010
           Growth Portfolio.....................  63,358,634  2011
           Small Cap Portfolio..................  11,321,633  2010
           Small Cap Portfolio..................  39,458,884  2011
           International Portfolio..............   4,616,189  2009
           International Portfolio..............  36,850,381  2010
           International Portfolio..............  34,957,018  2011
           Intermediate Municipal Bond Portfolio     412,818  2009
           High Yield Portfolio.................     111,567  2009
           High Yield Portfolio.................     932,947  2010
           High Yield Portfolio.................  19,709,838  2011

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Intermediate Municipal Portfolio utilized $565,755 of net capital loss carryforwards during the fiscal year ended June 30, 2003.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2003


Net capital losses incurred after October 31, within a portfolio's fiscal year are deemed to arise on the first business day of the portfolio's' following fiscal year for tax purposes. For the year ended June 30, 2003, the Portfolios deferred post October capital losses of:

                                                 Capital Losses
                                                 --------------
                Value Portfolio.................   17,165,061
                Growth Portfolio................   25,603,665
                Small Cap Portfolio.............   17,669,923
                International Portfolio.........   20,622,096
                Fixed Income Portfolio..........      936,620
                Intermediate Municipal Portfolio           --
                Fixed Income II Portfolio.......      596,357
                High Yield Portfolio............   19,162,424

--------
*** The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                        Value Equity Portfolio
                                         ---------------------------------------------------
                                            Year       Year      Year       Year      Year
                                           Ended      Ended     Ended      Ended     Ended
                                          June 30,   June 30,  June 30,   June 30,  June 30,
                                            2003       2002      2001       2000      1999
                                         --------   --------   --------  --------   --------
Net Asset Value, Beginning of Period.... $  12.32   $  13.99   $  13.20  $  14.85   $  15.49
                                         ========   ========   ========  ========   ========
Income from Investment Operations:
 Net investment income..................     0.18       0.18       0.17      0.17       0.22
 Net realized and unrealized
   gain/(loss) on investments and
   futures..............................    (0.65)     (1.63)      1.06     (0.92)      0.87
                                         --------   --------   --------  --------   --------
   Total from investment operations.....    (0.47)     (1.45)      1.23     (0.75)      1.09
                                         --------   --------   --------  --------   --------
Distributions to Shareholders from:
 Net investment income..................    (0.18)     (0.18)     (0.17)    (0.17)     (0.22)
 Net realized gain on investments and
   futures..............................       --      (0.04)     (0.27)    (0.73)     (1.51)
                                         --------   --------   --------  --------   --------
   Total distributions to shareholders..    (0.18)     (0.22)     (0.44)    (0.90)     (1.73)
                                         --------   --------   --------  --------   --------
Net Asset Value, End of Period.......... $  11.67   $  12.32   $  13.99  $  13.20   $  14.85
                                         ========   ========   ========  ========   ========
Total Return............................    (3.66%)   (10.42%)     9.43%    (5.14%)     9.07%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
   thousands)........................... $416,220   $322,074   $281,192  $241,803   $216,940
 Ratio of expenses to average net
   assets including expenses paid
   indirectly...........................     0.42%      0.42%      0.53%     0.55%      0.56%
 Ratio of expenses to average net
   assets excluding expenses paid
   indirectly...........................     0.37%      0.42%      0.53%     0.55%      0.56%
 Ratio of net investment income to
   average net assets excluding
   expenses paid indirectly.............     1.78%      1.42%      1.24%     1.29%      1.64%
 Portfolio turnover rate................    71.03%     66.24%    138.97%   128.72%    108.79%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                       Growth Equity Portfolio
                                         ---------------------------------------------------
                                            Year       Year       Year      Year      Year
                                           Ended      Ended      Ended     Ended     Ended
                                          June 30,   June 30,   June 30,  June 30,  June 30,
                                            2003       2002       2001      2000      1999
                                         --------   --------   --------   --------  --------
Net Asset Value, Beginning of Period.... $   8.78   $  11.81   $  20.63   $  17.96  $  15.25
                                         ========   ========   ========   ========  ========
Income from Investment Operations:
 Net investment income..................     0.05       0.04       0.04       0.08      0.03
 Net realized and unrealized
   gain/(loss) on investments and
   futures..............................    (0.14)     (3.03)     (6.66)      4.69      3.76
                                         --------   --------   --------   --------  --------
   Total from investment operations.....    (0.09)     (2.99)     (6.62)      4.77      3.79
                                         --------   --------   --------   --------  --------
Distributions to Shareholders from:
 Net investment income..................    (0.05)     (0.04)     (0.04)     (0.08)    (0.03)
 Net realized gain on investments and
   futures..............................       --         --      (2.16)     (2.02)    (1.05)
                                         --------   --------   --------   --------  --------
   Total distributions to shareholders..    (0.05)     (0.04)     (2.20)     (2.10)    (1.08)
                                         --------   --------   --------   --------  --------
Net Asset Value, End of Period.......... $   8.64   $   8.78   $  11.81   $  20.63  $  17.96
                                         ========   ========   ========   ========  ========
Total Return............................    (1.01%)   (25.37%)   (33.03%)    27.71%    26.76%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
   thousands)........................... $504,450   $367,547   $327,097   $361,607  $264,877
 Ratio of expenses to average net
   assets including expenses paid
   indirectly...........................     0.39%      0.40%      0.43%      0.52%     0.53%
 Ratio of expenses to average net
   assets excluding expenses paid
   indirectly...........................     0.38%      0.40%      0.43%      0.52%     0.53%
 Ratio of net investment income to
   average net assets excluding
   expenses paid indirectly.............     0.63%      0.40%      0.25%      0.47%     0.20%
 Portfolio turnover rate................    51.06%     58.55%     95.66%     94.37%    70.61%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                             Small Capitalization Equity Portfolio
                                      ---------------------------------------------------
                                         Year       Year       Year      Year      Year
                                        Ended      Ended      Ended     Ended     Ended
                                       June 30,   June 30,   June 30,  June 30,  June 30,
                                         2003       2002       2001      2000      1999
                                      --------   --------   --------   --------  --------
Net Asset Value, Beginning of
 Period.............................. $  11.42   $  12.96   $  15.29   $  12.33  $  13.13
                                      ========   ========   ========   ========  ========
Income from Investment Operations:
 Net investment income...............     0.03       0.01       0.03       0.02      0.04
 Net realized and unrealized
   gain/(loss) on investments........    (0.61)     (1.54)     (0.79)      2.96      0.35
                                      --------   --------   --------   --------  --------
   Total from investment operations..    (0.58)     (1.53)     (0.76)      2.98      0.39
                                      --------   --------   --------   --------  --------
Distributions to Shareholders from:
 Net investment income...............    (0.03)     (0.01)     (0.03)     (0.02)    (0.04)
 Net realized gain on investments....       --         --      (1.54)        --     (1.15)
                                      --------   --------   --------   --------  --------
   Total distributions to
    shareholders.....................    (0.03)     (0.01)     (1.57)     (0.02)    (1.19)
                                      --------   --------   --------   --------  --------
Net Asset Value, End of Period....... $  10.81   $  11.42   $  12.96   $  15.29  $  12.33
                                      ========   ========   ========   ========  ========
Total Return.........................    (4.98%)   (11.88%)    (3.67%)    24.21%     4.73%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
   thousands)........................ $423,019   $323,895   $311,949   $279,784  $210,737
 Ratio of expenses to average net
   assets including expenses paid
   indirectly........................     0.49%      0.60%      0.63%      0.60%     0.62%
 Ratio of expenses to average net
   assets excluding expenses paid
   indirectly........................     0.44%      0.60%      0.63%      0.60%     0.62%
 Ratio of net investment income to
   average net assets excluding
   expenses paid indirectly..........     0.33%      0.10%      0.22%      0.18%     0.39%
 Portfolio turnover rate.............   122.08%    144.98%    134.43%    111.52%   125.52%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                                                International Equity Portfolio
                                                                     ---------------------------------------------------
                                                                        Year       Year       Year      Year      Year
                                                                       Ended      Ended      Ended     Ended     Ended
                                                                      June 30,   June 30,   June 30,  June 30,  June 30,
                                                                        2003       2002       2001      2000      1999
                                                                     --------   --------   --------   --------  --------
Net Asset Value, Beginning of Period................................ $   8.50   $   9.27   $  15.34   $  12.85  $  12.70
                                                                     ========   ========   ========   ========  ========
Income from Investment Operations:
 Net investment income..............................................     0.14       0.09       0.10       0.12      0.24
 Net realized and unrealized gain/(loss) on investments and foreign
   currency transactions............................................    (0.96)     (0.75)     (3.71)      2.82      0.39
                                                                     --------   --------   --------   --------  --------
   Total from investment operations.................................    (0.82)     (0.66)     (3.61)      2.94      0.63
                                                                     --------   --------   --------   --------  --------
Distributions to Shareholders from:
 Net investment income..............................................    (0.10)     (0.11)     (0.08)     (0.07)    (0.21)
 Net realized gain on investments and foreign currency transactions.       --         --      (2.38)     (0.38)    (0.27)
                                                                     --------   --------   --------   --------  --------
   Total distributions to shareholders..............................    (0.10)     (0.11)     (2.46)     (0.45)    (0.48)
                                                                     --------   --------   --------   --------  --------
Net Asset Value, End of Period...................................... $   7.58   $   8.50   $   9.27   $  15.34  $  12.85
                                                                     ========   ========   ========   ========  ========
Total Return........................................................    (9.55%)    (7.05%)   (24.87%)    23.14%     5.20%
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in thousands)........................... $540,558   $475,352   $368,213   $383,572  $256,177
 Ratio of expenses to average net assets including expenses paid
   indirectly.......................................................     0.72%      0.64%      0.66%      0.65%     0.69%
 Ratio of expenses to average net assets excluding expenses paid
   indirectly.......................................................     0.70%      0.64%      0.66%      0.65%     0.69%
 Ratio of net investment income to average net assets excluding
   expenses paid indirectly.........................................     1.67%      1.10%      1.02%      0.98%     1.51%
 Portfolio turnover rate............................................    31.74%     40.22%     80.80%    144.41%    56.77%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                                                              Fixed Income Portfolio
                                                                                ----------------------------------------
                                                                                  Year      Year       Year      Year
                                                                                 Ended     Ended      Ended     Ended
                                                                                June 30,  June 30,   June 30,  June 30,
                                                                                  2003      2002       2001      2000
                                                                                --------  --------  --------   --------
Net Asset Value, Beginning of Period........................................... $  10.19  $   9.91  $   9.44   $   9.64
                                                                                ========  ========  ========   ========
Income from Investment Operations:
  Net investment income........................................................     0.53      0.60      0.64       0.62
  Net realized and unrealized gain/(loss) on investments.......................     0.33      0.30      0.47      (0.20)
                                                                                --------  --------  --------   --------
   Total from investment operations............................................     0.86      0.90      1.11       0.42
                                                                                --------  --------  --------   --------
Distributions to Shareholders from:
  Net investment income........................................................    (0.53)    (0.60)    (0.64)     (0.62)
  Net realized gain on investments.............................................    (0.14)    (0.02)       --         --
                                                                                --------  --------  --------   --------
   Total distributions to shareholders.........................................    (0.67)    (0.62)    (0.64)     (0.62)
                                                                                --------  --------  --------   --------
Net Asset Value, End of Period................................................. $  10.38  $  10.19  $   9.91   $   9.44
                                                                                ========  ========  ========   ========
Total Return...................................................................     8.86%     9.11%    12.02%      4.49%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................................... $147,172  $126,708  $128,137   $130,508
  Ratio of expenses to average net assets excluding fee waivers/reimbursements.     0.44%     0.44%     0.47%*     0.46%
  Ratio of expenses to average net assets......................................     0.44%     0.44%     0.46%      0.46%
  Ratio of net investment income to average net assets.........................     4.85%     5.80%     6.52%      6.52%
  Portfolio turnover rate......................................................   181.20%   118.94%   130.52%    147.65%

                                                                                ---------
                                                                                 Period
                                                                                 Ended
                                                                                June 30,
                                                                                1999(a)
                                                                                --------
Net Asset Value, Beginning of Period........................................... $  10.00
                                                                                ========
Income from Investment Operations:
  Net investment income........................................................     0.58
  Net realized and unrealized gain/(loss) on investments.......................    (0.28)
                                                                                --------
   Total from investment operations............................................     0.30
                                                                                --------
Distributions to Shareholders from:
  Net investment income........................................................    (0.58)
  Net realized gain on investments.............................................    (0.08)
                                                                                --------
   Total distributions to shareholders.........................................    (0.66)
                                                                                --------
Net Asset Value, End of Period................................................. $   9.64
                                                                                ========
Total Return...................................................................     2.88%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................................... $108.074
  Ratio of expenses to average net assets excluding fee waivers/reimbursements.     0.50%
  Ratio of expenses to average net assets......................................     0.50%
  Ratio of net investment income to average net assets.........................     5.78%
  Portfolio turnover rate......................................................   146.78%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                             Intermediate Term Municipal Bond Portfolio
                                         -------------------------------------------------
                                           Year      Year       Year      Year     Period
                                          Ended     Ended      Ended     Ended     Ended
                                         June 30,  June 30,   June 30,  June 30,  June 30,
                                           2003      2002       2001      2000    1999(a)
                                         --------  --------  --------   --------  --------
Net Asset Value, Beginning of Period.... $  10.04  $   9.89  $   9.56   $   9.79  $  10.00
                                         ========  ========  ========   ========  ========
Income from Investment Operations:
 Net investment income..................     0.45      0.47      0.48       0.46      0.45
 Net realized and unrealized
   gain/(loss) on investments...........     0.31      0.13      0.33      (0.23)    (0.21)
                                         --------  --------  --------   --------  --------
   Total from investment operations.....     0.76      0.60      0.81       0.23      0.24
                                         --------  --------  --------   --------  --------
Distributions to Shareholders from:
 Net investment income..................    (0.45)    (0.45)    (0.48)     (0.46)    (0.45)
 Net realized gain on investments.......       --        --        --         --        --
                                         --------  --------  --------   --------  --------
   Total distributions to shareholders..    (0.45)    (0.45)    (0.48)     (0.46)    (0.45)
                                         --------  --------  --------   --------  --------
Net Asset Value, End of Period.......... $  10.35  $  10.04  $   9.89   $   9.56  $   9.79
                                         ========  ========  ========   ========  ========
Total Return............................     7.70%     6.16%     8.61%      2.45%     2.44%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
   thousands)........................... $273,715  $254,032  $202,019   $199,566  $107,105
 Ratio of expenses to average net
   assets excluding fee waivers.........     0.43%     0.44%     0.47%*     0.46%     0.54%
 Ratio of expenses to average net assets     0.43%     0.44%     0.46%      0.46%     0.47%
 Ratio of net investment income to
   average net assets...................     4.40%     4.74%     4.87%      4.84%     4.54%
 Portfolio turnover rate................    18.41%    27.82%    31.02%     51.34%    42.24%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                      Fixed Income II Portfolio         High Yield Bond Portfolio
                                                   ----------------------------     -----------------------------
                                                     Year      Year       Period      Year       Year       Period
                                                    Ended     Ended       Ended      Ended      Ended       Ended
                                                   June 30,  June 30,    June 30,   June 30,   June 30,    June 30,
                                                     2003      2002      2001(a)      2003       2002      2001(a)
                                                   --------  --------  --------     --------  --------   --------
Net Asset Value, Beginning of Period.............. $  10.17  $  10.33  $  10.00     $   6.90  $   8.34   $  10.00
                                                   --------  --------  --------     --------  --------   --------
Income from Investment Operations:
 Net investment income............................     0.56      0.65      0.54         0.49      0.71       0.80
 Net realized and unrealized gain/(loss) on
   investments, futures and foreign currency
   transactions...................................     0.28      0.13      0.33         0.57     (1.46)     (1.69)
                                                   --------  --------  --------     --------  --------   --------
   Total from investment operations...............     0.84      0.78      0.87         1.06     (0.75)     (0.89)
                                                   --------  --------  --------     --------  --------   --------
Distributions to Shareholders from:
 Net investment income............................    (0.57)    (0.69)    (0.54)       (0.50)    (0.69)     (0.77)
 Net realized gain on investments, futures, and
   foreign currency transactions..................    (0.08)    (0.25)       --           --        --         --
                                                   --------  --------  --------     --------  --------   --------
   Total distributions to shareholders............    (0.65)    (0.94)    (0.54)       (0.50)    (0.69)     (0.77)
                                                   --------  --------  --------     --------  --------   --------
Net Asset Value, End of Period.................... $  10.36  $  10.17  $  10.33     $   7.46  $   6.90   $   8.34
                                                   ========  ========  ========     ========  ========   ========
Total Return......................................     8.57%     7.74%     8.83%(c)    16.08%    (9.35%)    (9.13%)(c)
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in thousands)......... $166,517  $175,449  $183,351     $199,755  $161,206   $137,248
 Ratio of expenses to average net assets
   excluding fee waivers/ reimbursements..........     0.45%     0.47%     0.51%(b)     0.61%     0.57%      0.62%(b)*
 Ratio of expenses to average net assets..........     0.45%     0.47%     0.51%(b)     0.61%     0.57%      0.61%(b)
 Ratio of net investment income to average net
   assets.........................................     4.69%     6.21%     6.87%(b)     7.73%     9.47%     11.80%(b)
 Portfolio turnover rate..........................   453.38%   475.78%   342.57%       60.95%    51.06%     33.23%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b) Annualized.
(c) Not annualized.

See accompanying notes to financial statements.

                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of the Hirtle Callaghan Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Fixed Income, Intermediate Term Municipal Bond, Fixed Income II and High Yield Bond Portfolios (constituting the Hirtle Callaghan Trust, hereafter referred to as the "Trust") as of June 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
August 27, 2003

THE HIRTLE CALLAGHAN TRUST

   During the fiscal years ended June 30, 2002 and 2003, the following Portfolio paid tax-exempt income distributions as follows (Unaudited):

Portfolio                                                      Amount
---------                                                    -----------
Intermediate Municipal Portfolio (2003)..................... $11,493,177
Intermediate Municipal Portfolio (2002)..................... $ 9,940,882

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2003 qualify for the corporate dividend received deduction for the following Portfolios (Unaudited):

Portfolio                                                    Percentage
---------                                                    ----------
Value.......................................................     100%
Growth......................................................     100%
Small Cap...................................................     100%
High Yield..................................................    0.65%

   The International Equity Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2003 are as follows (Unaudited):

                                                             Foreign Foreign
                                                             Source    Tax
                                                             Income  Expense
                                                             ------- -------
International Equity Portfolio..............................  $0.16   $0.02

   The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2003. These shareholders will receive more detailed information along with their 2003 Form 1099-DIV.

   For the fiscal year ended June 30, 2003, the following dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (Unaudited):

                                                             Dividends
                                                               Paid
                                                             ---------
Value Portfolio............................................. 2,980,371
Growth Portfolio............................................ 1,249,969
Small Cap Portfolio.........................................   415,096
International Portfolio..................................... 6,938,397
Fixed Income Portfolio......................................        --
Intermediate Municipal Portfolio............................        --
Fixed Income II Portfolio...................................        --
High Yield Portfolio........................................    32,936

   The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

   For the fiscal year ended June 30, 2003, the following percentages of dividends paid by the Portfolios qualify for the dividends received deduction applicable to certain corporate shareholders (Unaudited):

Portfolio                                                    Percentage
---------                                                    ----------
Value Portfolio.............................................     100%
Growth Portfolio............................................     100%
Small Cap Portfolio.........................................     100%
High Yield Portfolio........................................    0.65%

Trustees and Officers of The Hirtle Callaghan Trust

   Officers and Interested Trustees. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

                                                                                    Number of
                                             Term of                                Portfolios     Other
                            Position(s)    Office; Term                              in Fund   Directorships
                             Held with      Served in     Principal Occupation(s)    Complex      Held by
Name, Address, and Age         Trust          Office        During Past 5 Years      Overseen     Trustee
----------------------    --------------- -------------- -------------------------- ---------- -------------

Donald E. Callaghan*..... Chairman and    Indefinite;    For more than the past         8        Trustee,
Five Tower Bridge,        President       Since: 7/20/95 five years, Mr. Callaghan               Keystone
300 Barr Harbor Drive,                                   has been a Principal of                 Property
W. Conshohocken, PA 19428                                Hirtle Callaghan.                        Trust
Age: 57

Jonathan J. Hirtle*...... Trustee         Indefinite;    For more than the past         8          None
Five Tower Bridge,                        Since: 7/20/95 five years, Mr. Hirtle has
300 Barr Harbor Drive,                                   been a Principal of
W. Conshohocken, PA 19428                                Hirtle Callaghan.
Age: 50

Robert J. Zion........... Vice President, Indefinite;    Mr. Zion is a Principal of     8          None
Five Tower Bridge,        Secretary &     Since: 7/20/95 Hirtle Callaghan, and
300 Barr Harbor Drive,    Treasurer                      has been employed by
W. Conshohocken, PA 19428                                that firm for more than
Age: 41                                                  the last five years.

--------
* Messrs. Callaghan and Hirtle may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with Hirtle, Callaghan & Co., Inc., the overall investment adviser to the Trust.

Independent Trustees. The following table sets forth certain information about the Trust's Independent Trustees.

                                                                                 Number of
                                           Term of                               Portfolios     Other
                           Position(s)   Office; Term                             in Fund   Directorships
                            Held with     Served in     Principal Occupation(s)   Complex      Held by
Name, Address, and Age    Trust and Age     Office        During Past 5 Years     Overseen     Trustee
----------------------    ------------- -------------- ------------------------- ---------- -------------

Ross H. Goodman..........    Trustee    Indefinite;    For more than the past        8          None
Five Tower Bridge,                      Since: 7/20/95 five years, Mr. Goodman
300 Barr Harbor Drive,                                 has been President and
W. Conshohocken, PA 19428                              Owner of American
Age: 55                                                Industrial Management
                                                       & Sales, Northeast, Inc.
                                                       or its predecessors
                                                       (manufacturing
                                                       representative).

Jarrett Burt Kling.......    Trustee    Indefinite;    For more than the past        8        Trustee,
Five Tower Bridge,                      Since: 7/20/95 five years, Mr. Kling has                ING
300 Barr Harbor Drive,                                 been associated with                   Clarion
W. Conshohocken, PA 19428                              CRA Real Estate                          Real
Age: 60                                                Securities, L.P., a                     Estate
                                                       registered investment                   Income
                                                       adviser and indirect,                    Fund
                                                       wholly owned subsidiary
                                                       of ING Group.

                                                                                 Number of
                                           Term of                               Portfolios     Other
                           Position(s)   Office; Term                             in Fund   Directorships
                            Held with     Served in     Principal Occupation(s)   Complex      Held by
Name, Address, and Age    Trust and Age     Office        During Past 5 Years     Overseen     Trustee
----------------------    ------------- -------------- ------------------------- ---------- -------------

R. Richard Williams......    Trustee    Indefinite;    For more than the last        8          None
Five Tower Bridge,                      Since: 7/15/99 five years, Mr. Williams
300 Barr Harbor Drive,                                 has served as the Chief
W. Conshohocken, PA 19428                              Executive Officer and
Age: 58                                                President of Valquip
                                                       Corporation (flow control
                                                       distribution).

Richard W. Wortham, III..    Trustee    Indefinite;    For more than the past        8          None
Five Tower Bridge,                      Since: 7/20/95 five years, Mr. Wortham
300 Barr Harbor Drive,                                 has been President of
W. Conshohocken, PA 19428                              Video Rental of
Age: 65                                                Pennsylvania, Inc. and
                                                       its parent, Houston
                                                       VMC, Inc.

The Statement of Additional Information ("SAI") includes additional information about the Trust's directors and officers. To obtain a copy of the SAI, without charge, call (800) 242-9596.

                          THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

* "Interested Person" as that term is defined in the Investment Company Act of
              1940.

--------------------------------------------------------------------------------

Sponsor                               Counsel
-------                               -------
Hirtle Callaghan & Co., Inc.          Drinker Biddle & Reath LLP
Five Tower Bridge                     One Logan Square--18th & Cherry Streets
300 Barr Harbor Drive, Suite 500      Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania 19428

Administrator and Distributor         Independent Accountants
-----------------------------         -----------------------
BISYS Fund Services                   PricewaterhouseCoopers LLP
3435 Stelzer Road                     Two Commerce Square, Suite 1700
Columbus, Ohio 43219                  2001 Market Street
                                      Philadelphia, Pennsylvania 19103-7042
Custodian
---------
Deutsche Bank
16 Wall Street
New York, New York 10005

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.


8/03

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. Only effective for annual reports with periods ending on or after July 15, 2003.

Item 3. Audit Committee Financial Expert.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Only effective for annual reports with periods ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable - Only effective for annual reports with periods ending on or after July 15, 2003.

        (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

        (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Hirtle Callaghan Trust

By (Signature and Title)* /s/ Robert J. Zion          Robert J. Zion, Treasurer
                         -------------------------------------------------------

Date   9/8/03
    ---------------------

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald E. Callaghan     Donald E. Callaghan, President
                         -----------------------------------------------------------

Date   9/8/03
    ---------------------

By (Signature and Title)* /s/ Robert J. Zion          Robert J. Zion, Treasurer
                         -------------------------------------------------------

Date   9/8/03
    ---------------------



* Print the name and title of each signing officer under his or her signature.